                                                                        SBL FUND
================================================================================

                                       ANNUAL REPORT

                                       DECEMBER 31, 2000

                                       [ ]  Series A              (Page 101)
                                            (Equity Series)
                                       [ ]  Series B               (Page 66)
                                            (Large Cap Value Series)
                                       [ ]  Series C               (Page 25)
                                            (Money Market Series)
                                       [ ]  Series D               (Page 37)
                                            (Global Series)
                                       [ ]  Series E               (Page 16)
                                            (Diversified Income Series)
                                       [ ]  Series G              (Page 117)
                                            (Large Cap Growth Series)
                                       [ ]  Series H               (Page 83)
                                            (Enhanced Index Series)
                                       [ ]  Series I              (Page 121)
                                            (International Series)
                                       [ ]  Series J                (Page 7)
                                            (Mid Cap Growth Series)
                                       [ ]  Series K               (Page 28)
                                            (Global Strategic Income Series)
                                       [ ]  Series L              (Page 113)
                                            (Capital Growth Series)
                                       [ ]  Series M               (Page 93)
                                            (Global Total Return Series)
                                       [ ]  Series N               (Page 41)
                                            (Managed Asset Allocation Series)
                                       [ ]  Series O               (Page 11)
                                            (Equity Income Series)
                                       [ ]  Series P               (Page 61)
                                            (High Yield Series)
                                       [ ]  Series Q               (Page 21)
                                            (Small Cap Value Series)
                                       [ ]  Series S              (Page 106)
                                            (Social Awareness Series)
                                       [ ]  Series T              (Page 125)
                                            (Technology Series)
                                       [ ]  Series V                (Page 3)
                                            (Mid Cap Value Series)
                                       [ ]  Series W               (Page 74)
                                            (Main Street Growth and
                                            Income(R) Series)
                                       [ ]  Series X               (Page 70)
                                            (Small Cap Growth Series)
                                       [ ]  Series Y              (Page 110)
                                            (Select 25 Series)



                                              [SECURITY DISTRIBUTORS, INC. LOGO]

[CLOCK]

CHAIRMAN'S LETTER
February 15, 2001

       [PHOTO]

    John Cleland
Chairman of the Board

TO OUR CONTRACTHOLDERS:

The year just completed proved once again the value of a diversified investment strategy, as fixed income portfolios outperformed almost every sector of the equity marketplace for the first time in many years. Additionally, the various sectors of the stock markets--large cap, mid cap, and small cap--produced strongly divergent returns over the course of the year.

ECONOMIC SLOWDOWN LEADS TO WEAK STOCKS, STRONG BONDS

The excellent performance of the fixed income markets was largely a result of expectations for lower interest rates as U.S. economic activity slowed. The effects of this slowing became apparent as corporate earnings declined, causing many investors to flee the equity markets for the relative safety of the U.S. Treasury bond markets.

We believe the divergence of returns within the equity markets is caused in part by the enormous amounts of money being managed on a purely momentum basis, where short term results are the overriding principle. We expect this divergence to continue in the coming months and suggest it emphasizes the importance of asset allocation, avoiding large bets on performance of a sector that could be out of favor for some time.

INTEREST RATES SHOULD DECLINE FURTHER,
A PLUS FOR STOCKS AND BONDS

The Federal Reserve Bank signaled a willingness to restimulate economic activity with their recent one hundred basis point (1.00%) cut in their target interest rates. The results of such moves take time to play out, and concerns are likely to mount in coming days and weeks about continuing weakness in the U.S. economy, a result of the monetary tightening orchestrated by the Fed throughout late 1999 and the first half of 2000.

We expect the Fed to continue to ease over the coming months as they attempt to engineer an economic "soft landing." This easing should help restore consumer confidence and bring about increased spending, which will strengthen corporate revenues and earnings. The stock markets generally anticipate such recoveries and begin moving upward even before such earnings gains are apparent in corporate financial statements.

While we are positive in our outlook for stocks and bonds in 2001, we expect volatility to remain a constant in the markets. This volatility produces large amounts of daily "noise" in the markets, which can be a distraction. We remind our investors that investing remains a long-term process with the best results accruing to those who maintain a commitment to their investment plan without being distracted by this market noise.

In the following pages our portfolio managers discuss in detail the performance of the funds which they manage. As always, we invite your questions and comments at any time, and thank you for allowing us the privilege of managing your investment funds.

Sincerely,

/s/ JOHN CLELAND

John Cleland, Chairman of the Board
The Security Funds

[CLOCK]

PRESIDENT'S LETTER
February 15, 2001

      [PHOTO]

James R. Schmank,
    President

TO OUR CONTRACTHOLDERS:

The year just completed was a mixed one for investors, with most fixed income sectors producing positive returns while many equity sectors lost value. These trends and countertrends point out once again the importance of using a variety of investment classes in an investor's total portfolio through the process of asset allocation.

A YEAR OF MIXED PERFORMANCES

Some interesting facts emerged from the year's final results. Value stocks outpaced growth stocks for the first time since 1993, outperforming their growth counterparts in large cap, mid cap, and small cap sectors of the equity markets. While for the first time in ten years the S&P 500 Stock Index was negative, down 9.10% for the year, 56% of the stocks in that index generated positive returns. Nearly 30% of the S&P 500's negative return was attributed to the price decline in Microsoft, which fell almost 63% over the twelve-month period.

A BROADER SELECTION OF INVESTMENT OPTIONS

In keeping with our belief in the importance of asset allocation as a means of diversifying risk, we added several selections to our offerings in SBL Fund. Beginning May 1, 2000, we added five new Series: the Large Cap Growth Series, managed by Security Management Company; the Capital Growth Series, subadvised by Alliance Capital Management, L.P.; the Main Street Growth & Income Series, subadvised by OppenheimerFunds, Inc.; the Technology Series, subadvised by Wellington Management Company, LLP; and the Small Cap Value Series, subadvised by Strong Capital Management Inc. We are extremely pleased to be able to provide these investment options and invite you to review the holdings in these funds as shown in the pages of this report that follow. We will continue to explore possibilities for further additions to our fund family, keeping in mind the value to investors of a diversified investment portfolio.

A PROMISING YEAR AHEAD

Our investment staff is excited about market prospects for the year ahead, believing the new year will bring a return to a more normal investment environment. The Federal Reserve's policy-making Open Market Committee has already indicated its willingness to lower interest rates in response to the slowing economy. Once the effects of rate cuts have worked their way through the system, consumer confidence should be restored and corporate earnings should strengthen anew.

We believe that our investors who have continued to "dollar cost average," investing a set amount of money on a regular basis through the bad years as well as the good, will reap benefits over time.(1) Difficult investment years, such as the one just completed, remind us all of the importance of a long-term investment plan and staying with that plan once it is in place.


Sincerely,



James R. Schmank, President
The Security Funds

(1) Dollar cost averaging does not assure profits or protect against loss in a declining market.

[CLOCK]

SERIES V (MID CAP VALUE SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY

     [PHOTO]

 James P. Schier
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The midcap value sector of the equity markets was one of the best-performing areas of the equity markets in a year when the more widely recognized large cap indexes were generally negative. The Mid Cap Value Series of SBL Fund turned in outstanding results, gaining 33.81% for the year, ahead of its benchmark S&P Mid Cap Value Index's return of +27.87%.(1)

THE ENERGY AND INDUSTRIAL SECTORS LED PERFORMANCE

The energy sector was the greatest contributor to positive performance in the Series in 2000. In late 1998 petroleum prices fell dramatically, creating value in many energy stocks. As prices recovered and rose steadily throughout 1999 and 2000, these stocks returned to favor and moved up along with oil prices. We were overweighted in the sector throughout the year, beginning in January with about 20% of the portfolio in energy versus an 8% weighting in the benchmark index.

The majority of our holdings were integrated interstate pipeline companies, which provide natural gas utility services. As a group these stocks rose 125% over the course of the year. Among the companies represented were Kinder Morgan, Inc., Questar Corporation, El Paso Energy Corporation, and Equitable Resources, Inc., all of which more than doubled in value in 2000. We also held Ocean Energy Inc., a small independent exploration and production company which is exploring for oil and gas in West Africa and other countries. Ocean Energy's stock gained 124% during the year.

Within the industrial sector a leading performer was Maxwell Technologies, Inc., primarily a defense electronics company. Its stock rose nearly 50% during the year as the company recovered from production and earnings problems it suffered in 1999. In the aerospace/defense industry, Alliant Techsystems Inc. and Raytheon Company saw their stocks recover nicely from depressed levels brought about as investors moved from the steady growers to the flashier technology companies in 1999 and early 2000. Alliant gained over 60% and Raytheon was up nearly 21%.

CONSUMER DISCRETIONARY STOCKS FELT
THE EFFECTS OF A SLOWING ECONOMY

Our weakest performers were stocks in the consumer discretionary sector. This sector includes companies producing or selling items or services that consumers may elect to bypass when budgets become strained. Midway Games Inc. designs and markets interactive entertainment software such as video games for both the coin-operated and home markets. Its stock fell over 70% in 2000, with the majority of the losses coming after the company announced disappointing earnings in the first half of the year. The company blamed the weak earnings on sluggish sales of its products.

Retailer J.C. Penney Company, Inc. fell 42% on sales and earnings slowdowns as consumer spending weakened over the course of the year. Although the company is a widely-recognized name in retailing, the sector is suffering from supply/demand imbalances. Simply put, there are too many stores in the category for the number of consumers, particularly in an economic environment of declining spending.

THE PROSPECTS FOR VALUE STOCKS REMAIN BRIGHT

After a year of market weakness, our Mid Cap team is still able to find many enticing value names at unusually attractive prices. While we expect the first few months of the new year to display continued market volatility, the Federal Reserve Bank's policy-making Open Market Committee has clearly displayed its willingness to reduce interest rates to reignite the economy. Such a move should restore consumer confidence and bring investors back to the stock markets. We expect 2001 to be a favorable year overall for equity investors.


Sincerely,

James P. Schier
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

[CLOCK]

SERIES V (MID CAP VALUE SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                                    Since Inception
                   1 Year               (5-1-97)
Series V           33.81%                27.43%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       SERIES V VS S&P MIDCAP VALUE INDEX,
                          S&P 400 INDEX & S&P 500 INDEX

                                     [GRAPH]

              SERIES V (MID CAP    VS.    S&P MIDCAP        S&P 500      S&P 400
                VALUE SERIES)            VALUE INDEX         INDEX        INDEX

Period End      Market Value                Value           Value        Value
----------      ------------                -----           -----        -----
   5/1/97          10,000                   10,000          10,000       10,000
 12/31/97          13,130                   13,145          12,256       13,085
 12/31/98          15,308                   13,759          15,759       15,587
 12/31/99          18,198                   14,080          19,076       17,882
 12/31/00          24,349                   18,000          17,339       21,012


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on May 1, 1997 and reflects the fees and expenses of Series V. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $24,349. By comparison, the same $10,000 investment would have grown to $17,339 based on the S&P 500 Index. Series V will begin comparing itself to the S&P MidCap Value Index and the S&P 400 Index as they more closely reflect the types of investment made by the Series. The same $10,000 investment would have grown to $18,000 based on the S&P MidCap Value Index and $21,012 based on the S&P 400 Index.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES V (MID CAP VALUE)

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
AEROSPACE & DEFENSE - 2.7%
Alliant Techsystems, Inc.* ...........    22,500     $1,501,875
Raytheon Company .....................    26,600        771,400
Raytheon Company (Cl. B) .............    27,400        851,113
                                                     ----------
                                                      3,124,388

AGRICULTURAL PRODUCTS - 4.0%
Archer-Daniels-Midland
   Company ...........................   200,000      3,000,000
Sylvan, Inc.* ........................   181,000      1,651,625
                                                     ----------
                                                      4,651,625

APPAREL & ACCESSORIES - 2.8%
Jones Apparel Group, Inc.* ...........    30,000        965,625
Kellwood Company(1) ..................   105,000      2,218,125
                                                     ----------
                                                      3,183,750

APPLICATION SOFTWARE - 1.5%
AVT Corporation* .....................   210,000      1,043,438
JDA Software Group, Inc.* ............    56,000        731,500
                                                     ----------
                                                      1,774,938

AUTO PARTS & EQUIPMENT  -  2.0%
Federal Signal Corporation ...........    54,000      1,059,750
Motorcar Parts &
   Accessories, Inc.* ................    54,000         35,100
TRW, Inc.(1) .........................    30,000      1,162,500
                                                     ----------
                                                      2,257,350

BANKS - 4.8%
Bank of Montreal .....................    25,000      1,317,188
First Midwest Bancorp, Inc. ..........    44,000      1,265,000
Marshall & Ilsley Corporation ........    34,000      1,728,220
Wilmington Trust Corporation .........    19,000      1,179,187
                                                     ----------
                                                      5,489,595

BROADCASTING & CABLE TV - 0.4%
Cinar Corporation (Cl. B)* ...........   118,000        479,375

CATALOG RETAIL - 0.4%
Lands' End, Inc.* ....................    20,200        507,424

COMMODITY CHEMICALS - 1.1%
Lyondell Chemical Company ............    84,000      1,286,250

DIVERSIFIED CHEMICALS - 1.1%
Engelhard Corporation ................    62,000      1,263,250

DIVERSIFIED COMMERCIAL SERVICES - 4.0%
Angelica Corporation .................   150,000      1,406,250
ITT Educational Services, Inc.* ......    60,000      1,320,000
Profit Recovery Group
   International, Inc.* ..............   301,000      1,918,875
                                                     ----------
                                                      4,645,125

DRUG RETAIL - 0.3%
CVS Corporation ......................     5,500        329,656

ELECTRICAL COMPONENTS & EQUIPMENT  - 4.3%
Baldor Electric Company ..............    57,200      1,208,350
Benchmark Electronics, Inc.* .........    59,000      1,331,188
Brady Corporation ....................    27,500        929,844
Comdisco, Inc. .......................    30,000        343,125
Energizer Holdings, Inc.* ............    56,000      1,197,000
                                                     ----------
                                                      5,009,507

ELECTRIC UTILITIES - 3.2%
Unisource Energy Corporation .........   195,000      3,668,438

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
Maxwell Technologies, Inc.* ..........   162,500      2,427,344

ENVIRONMENTAL SERVICES - 0.9%
Casella Waste Systems, Inc.* .........   120,000      1,042,500

FOOTWEAR - 2.0%
Brown Shoe Company, Inc. .............   176,000      2,288,000

GAS UTILITIES - 3.1%
El Paso Energy Corporation ...........    20,000      1,432,500
Kinder Morgan, Inc. ..................    42,000      2,191,875
                                                     ----------
                                                      3,624,375

GOLD - 0.9%
Homestake Mining Company .............   140,000        586,250
Newmont Mining Corporation ...........    24,000        409,500
                                                     ----------
                                                        995,750

HEALTH CARE DISTRIBUTORS & SERVICES - 5.4%
CryoLife, Inc.* ......................   123,000      3,720,750
Hooper Holmes, Inc. ..................   227,000      2,510,620
                                                     ----------
                                                      6,231,370

HEALTH CARE EQUIPMENT - 0.4%
Boston Scientific Corporation* .......    34,000        465,375

HEALTH CARE FACILITIES - 1.1%
Tenet Healthcare Corporation .........    28,000      1,244,250

INDUSTRIAL CONGLOMERATES - 2.5%
ITT Industries, Inc. .................    75,000      2,906,250

INDUSTRIAL MACHINERY - 0.5%
Ingersoll-Rand Company ...............    12,500        523,438

INTEGRATED OIL & GAS - 1.4%
Equitable Resources, Inc. ............    17,000      1,134,750
Tesoro Petroleum Corporation* ........    45,600        530,100
                                                     ----------
                                                      1,664,850

INTERNET SOFTWARE & SERVICES - 0.1%
EDGAR Online, Inc.* ..................    94,600        150,769

IT CONSULTING & SERVICES - 4.5%
Acxiom Corporation* ..................    63,000      2,453,063
Computer Sciences Corporation* .......    15,000        901,875
SunGard Data Systems, Inc.* ..........    24,000      1,131,000
Tier Technologies, Inc. (Cl. B)* .....   131,000        745,062
                                                     ----------
                                                      5,231,000


                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES V (MID CAP VALUE) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------       -----
LEISURE PRODUCTS - 2.6%
Mattel, Inc. .........................   170,000     $2,454,800
Midway Games, Inc.* ..................    80,000        568,000
                                                     ----------
                                                      3,022,800

LIFE & HEALTH INSURANCE - 2.6%
AFLAC, Inc.(1) .......................     6,000        433,125
American General Corporation .........    14,000      1,141,000
UnumProvident Corporation ............    55,000      1,478,125
                                                     ----------
                                                      3,052,250

MULTI-UTILITIES - 1.3%
Questar Corporation ..................    50,000      1,503,125

OIL & GAS DRILLING - 1.7%
Ensco International, Inc. ............    27,000        919,687
Global Marine, Inc.* .................    38,000      1,078,250
                                                     ----------
                                                      1,997,937

OIL & GAS EQUIPMENT & SERVICES - 1.8%
Tidewater, Inc. ......................    48,000      2,130,000

OIL & GAS EXPLORATION & PRODUCTION  - 8.1%
Apache Corporation(1) ................    15,000      1,050,937
Callon Petroleum Company* ............    65,000      1,084,687
Evergreen Resources, Inc. * ..........    12,000        463,500
Murphy Oil Corporation(1) ............    20,000      1,208,750
Ocean Energy, Inc.* ..................   280,000      4,865,000
TransMontaigne, Inc.* ................   235,000        646,250
                                                     ----------
                                                      9,319,124

OIL & GAS REFINING & MARKETING - 1.4%
Ultramar Diamond Shamrock
   Corporation .......................    53,000      1,636,375

PACKAGED FOODS - 2.4%
Agribrands International, Inc.*           14,300        765,050
American Italian Pasta
   Company* ..........................    25,800        691,762
Hormel Foods Corporation .............    70,000      1,303,750
                                                     ----------
                                                      2,760,562

PHARMACEUTICALS - 2.3%
Mylan Laboratories, Inc. .............    70,000      1,763,125
Teva Pharmaceutical
   Industries, Ltd., ADR .............    12,000        879,000
                                                     ----------
                                                      2,642,125

PROPERTY & CASUALTY INSURANCE - 2.7%
Cincinnati Financial
   Corporation .......................    40,000      1,582,500
MBIA, Inc. ...........................    20,000      1,482,500
                                                     ----------
                                                      3,065,000

PUBLISHING  & PRINTING - 1.1%
E.W. Scripps Company .................    21,000      1,320,375

RAILROADS  -  1.9%
CSX Corporation(1) ...................    62,000      1,608,125
RailAmerica, Inc.* ...................    70,000        549,062
                                                     ----------
                                                      2,157,187

                                        PRINCIPAL
                                        AMOUNT OR
                                          NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES        VALUE
-------------------------               ---------        -----
RESTAURANTS  -  1.1%
Morrison Management
   Specialists, Inc. ...............      35,200   $  1,228,832

SEMICONDUCTORS - 0.4%
Power Integrations, Inc.* ..........      35,000        402,500

SPECIALTY CHEMICALS - 2.8%
International Flavors &
   Fragrances, Inc. ................      50,000      1,015,625
Material Sciences Corporation*            68,000        522,750
Minerals Technologies, Inc. ........      40,000      1,367,500
Solutia, Inc. ......................      30,800        369,600
                                                   ------------
                                                      3,275,475

TELECOMMUNICATIONS EQUIPMENT - 0.0%
Transcrypt International, Inc.*           17,800          4,272

TEXTILES - 0.6%
Unifi, Inc.* .......................      77,000        688,187

TRUCKING - 1.6%
Covenant Transport, Inc.* ..........      94,000      1,010,500
MS Carriers, Inc.* .................      17,400        569,850
Motor Cargo Industries, Inc.* ......      34,800        234,900
                                                   ------------
                                                      1,815,250
                                                   ------------
   Total common stocks - 93.9% ..................   108,487,318



COMMERCIAL PAPER

COMBINATION GAS & ELECTRIC - 2.8%
Pacific Gas & Electric Company,
   6.64%, 01-05-01 .................  $1,000,000        999,262
   6.61%, 01-16-01 .................  $2,300,000      2,293,666
                                                   ------------
                                                      3,292,928

NATURAL GAS - 0.8%
Nicor Gas, 6.43%, 02-01-01 .........  $  900,000        894,978

TELECOMMUNICATIONS - 1.4%
Verizon Network Funding,
   6.54%, 01-09-01 .................  $  800,000        798,837
   6.42%, 02-01-01 .................  $  800,000        795,577
                                                   ------------
                                                      1,594,414
                                                   ------------
   Total commercial paper - 5.0% ................     5,782,320
                                                   ------------
   Total investments - 98.9% ....................   114,269,638
   Cash and other assets,
     less liabilities  - 1.1% ...................     1,281,008
                                                   ------------
   Total net assets - 100.0% ....................  $115,550,646
                                                   ============

The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, options or forward contracts.


                             See accompanying notes.

[CLOCK]

SERIES J (MID CAP GROWTH SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY

       [PHOTO]

   James P. Schier
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Mid Cap Growth Series of SBL Fund had an excellent year in 2000, returning a strong +16.76% for the twelve months ended December 31, 2000.(1) The benchmark S&P Mid Cap Growth Index returned +9.15% over the same period.

ENERGY AND HEALTH CARE STOCKS
CONTRIBUTED EXCELLENT PERFORMANCES

Crude oil prices bottomed out in late 1998 and have risen steadily since that time, easing only slightly in December. As a result, nearly half of 2000's positive performance in the Mid Cap Growth Series came from energy-related stocks. We maintained an overweight position in the sector all year, with most of the holdings in gas oriented exploration and production companies and oil service stocks. Anadarko Petroleum Corporation's stock more than doubled in price over the course of the year. Evergreen Resources, Inc., in a similar business, nearly doubled as well. Other strong performers in the portfolio sector included R&B Falcon Corporation, Apache Corporation, and Nabors Industries, Inc.

An overweighting in health care, a sector which is considered defensive and usually holds up well in declining market periods, boosted total return during the year. Teva Pharmaceutical Industries Ltd., a manufacturer of pharmaceuticals and hospital supplies, gained over 105%. Teva's participation in the generic drug market, along with the success of its new multiple sclerosis drug Copaxone, contributed to its outstanding performance. Applera Corporation (Applied Biosystems Group) and Millennium Pharmaceuticals, Inc., both players in the genomics field, were also strong stocks in 2000, gaining 56% and 103%, respectively.

TECHNOLOGY HOLDINGS WERE POSITIVE
DESPITE GENERAL INDUSTRY TRENDS

Despite all the grim news about the technology sector, we experienced good performance from most of the technology stocks we held in the portfolio. We focused on the more stable software and service companies that have demonstrated the ability to generate steady cash flows, and have avoided more volatile areas such as Internet companies, personal computer manufacturers, semiconductor manufacturers, and telecommunications equipment makers. Additionally, we reduced our total holdings in the sector to an underweighting relative to the benchmark index before the tech selloff began in late March. Jack Henry & Associates, Inc. provides technology services to financial institutions. Cerner Corporation provides technology services and application software to health care organizations. Jack Henry's and Cerner's stocks each gained over 130% in 2000.

STOCK SELECTION WILL BE THE KEY

While we continue to monitor the economic slowdown and watch for signs of a recovery, we believe the key to continued favorable performance in the midcap sector of the equity markets lies in stock selection. Careful analysis to determine the likelihood of stability in a company's earnings remains our most useful tool in choosing stocks for the portfolios. This analysis may be easier in times when stock markets are generally positive, but becomes most important in years such as the one just completed.

We plan to avoid taking large sector bets. We will instead search for attractively valued stocks of companies we believe will continue to grow regardless of the prevailing economic environment. If the Federal Reserve's policy-making Open Market Committee succeeds in engineering an economic "soft landing," it will be an additional positive for well-managed companies.


Sincerely,

James P. Schier
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

[CLOCK]

SERIES J (MID CAP GROWTH SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                                                  Since
                                                Inception
                  1 Year         5 Years        (10-1-92)
                  ------         -------        ---------
Series J          16.76%         25.84%          21.75%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                      SERIES J VS. S & P MIDCAP 400 INDEX &
                            S & P MIDCAP GROWTH INDEX

                                    [GRAPH]

                  SERIES J (MID CAP   VS.    S & P MIDCAP   &    S & P MIDCAP
                    GROWTH SERIES)            400 INDEX          GROWTH INDEX


Period End          Market Value               Value                Value
----------          ------------               ------               ------
 10/1/92               10,000                  10,000               10,000
 12/31/92              12,470                  11,113               11,405
 12/31/93              14,171                  12,416               12,964
 12/31/94              13,448                  11,728               12,058
 12/31/95              16,070                  15,078               15,350
 12/31/96              18,969                  17,690               18,176
 12/31/97              22,753                  23,074               23,679
 12/31/98              26,838                  27,153               31,933
 12/31/99              43,439                  30,777               40,673
 12/31/00              50,718                  35,766               44,398

                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on October 1, 1992 and reflects the fees and expenses of Series
J. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $50,717. By comparison, the same $10,000 investment would have grown to $44,398 based on the S&P MidCap Growth Index and $35,766 based on the S&P MidCap 400 Index.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES J (MID CAP GROWTH)

                                         NUMBER      MARKET
COMMON STOCKS                           OF SHARES     VALUE
-------------                           ---------    ------
ADVERTISING - 0.8%
True North Communications, Inc. ....     110,000   $  4,675,000

AIR FREIGHT & COURIERS - 1.4%
Expeditors International of
   Washington, Inc. ................     160,000      8,590,000

APPAREL RETAIL - 0.2%
Children's Place Retail
   Stores, Inc.* ...................      46,400        939,600

APPLICATION SOFTWARE - 12.2%
AVT Corporation* ...................     240,000      1,192,500
Cerner Corporation*                      150,000      6,937,500
Diversinet Corporation* ............     145,000        326,250
Electronic Arts, Inc.* .............      59,600      2,540,450
EPIQ Systems, Inc.* ................     125,000      2,140,625
EPIQ Systems, Inc.*(2) .............     124,000      1,930,457
HNC Software, Inc.* ................      64,500      1,914,844
Hyperion Solutions Corporation* ....     381,600      5,890,950
Jack Henry & Associates, Inc. ......     229,550     14,260,794
Peregrine Systems, Inc.* ...........     467,925      9,241,519
Rational Software Corporation* .....     600,000     23,362,500
Retek, Inc.* .......................      80,175      1,954,265
Take-Two Interactive
   Software, Inc.* .................     150,000      1,725,000
                                                   ------------
                                                     73,417,654

AUTO PARTS & EQUIPMENT - 1.3%
Federal Signal Corporation* ........     150,000      2,943,750
Gentex Corporation* ................     250,000      4,656,250
                                                   ------------
                                                      7,600,000

BANKS - 2.4%
Marshall & Ilsley Corporation ......      94,000      4,778,020
Northern Trust  Corporation ........     120,000      9,787,500
                                                   ------------
                                                     14,565,520

BIOTECHNOLOGY - 6.1%
Alexion Pharmaceuticals, Inc.* .....      70,000      4,545,625
Arena Pharmaceuticals, Inc.* .......      37,000        573,500
Gene Logic, Inc.* ..................     136,100      2,500,837
Ligand Pharmaceuticals,
   Inc. (Cl. B)* ...................     558,000      7,812,000
Millennium Pharmaceuticals, Inc.* ..     318,000     19,676,250
Progenics Pharmaceuticals, Inc.* ...      15,100        260,475
Trimeris, Inc.* ....................      29,200      1,602,350
                                                   ------------
                                                     36,971,037

BROADCASTING & CABLE TV - 2.2%
CINAR Corporation (Cl. B)* .........     995,400      4,043,812
Salem Communications
   Corporation* ....................     293,500      4,384,156
Sirius Satellite Radio, Inc.* ......     108,000      3,233,250
XM Satellite Radio
   Holdings, Inc.* .................      95,400      1,532,363
                                                   ------------
                                                     13,193,581

BUILDING PRODUCTS -  0.5%
Crane Company ......................     100,000      2,843,750

CATALOG RETAIL - 1.5%
Lands' End, Inc.* ..................     350,000      8,792,000

DIVERSIFIED COMMERCIAL SERVICES - 2.4%
DeVry, Inc.* .......................     330,000     12,457,500
FTI  Consulting, Inc.* .............      96,300        987,075
TeleTech Holdings, Inc.* ...........      50,000        918,750
                                                   ------------
                                                     14,363,325

DIVERSIFIED FINANCIAL SERVICES - 0.3%
Efficient Networks, Inc.* ..........     150,000      2,006,250
DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.2%
RCN Corporation* ...................     192,000      1,212,000
DRUG RETAIL - 1.0%
CVS Corporation ....................     100,000      5,993,750

ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
Baldor Electric Company ............      24,000        507,000
Comdisco, Inc. .....................     226,000      2,584,875
                                                   ------------
                                                      3,091,875
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
Aclara Biosciences, Inc.* ..........      75,000        815,625
Lernout & Hauspie Speech
   Products N.V. * .................     559,000        424,840
Maxwell Technologies, Inc.* ........     565,000      8,439,688
PerkinElmer, Inc. ..................      56,100      5,890,500
Sawtek, Inc.* ......................      82,000      3,787,375
                                                   ------------
                                                     19,358,028

EMPLOYMENT SERVICES - 0.0%
Employee Solutions, Inc.* ..........         910              4

ENVIRONMENTAL SERVICES - 0.1%
Catalytica Energy Systems, Inc.* ...      37,727        650,793

GOLD - 0.6%
Placer Dome, Inc. ..................     367,000      3,532,375

HEALTH CARE DISTRIBUTORS & SERVICES - 3.4%
Cardinal Health, Inc. ..............      50,000      4,981,250
CryoLife, Inc.* ....................     203,100      6,143,775
Hooper Holmes, Inc. ................     840,000      9,290,400
                                                   ------------
                                                     20,415,425

HEALTH CARE EQUIPMENT - 5.7%
Applera Corporation - Applied
   Biosystems Group ................     133,100     12,519,719
Becton, Dickinson & Company ........     150,000      5,193,750
Boston Scientific Corporation* .....     214,000      2,929,125
ChromaVision Medical
   Systems, Inc.* ..................     112,000        294,000
Closure Medical Corporation* .......     282,000     10,152,000
INAMED Corporation* ................      76,000      1,553,250
ORATEC Interventions, Inc. .........     285,000      1,460,625
                                                   ------------
                                                     34,102,469

HEALTH CARE SUPPLIES - 0.0%
Interpore International, Inc.* .....      45,100        177,581



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES J (MID CAP GROWTH) (CONTINUED)

                                         NUMBER       MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
-------------------------               ---------     ------
INDUSTRIAL MACHINERY - 1.2%
Flowserve Corporation* .............     200,000   $  4,275,000
Ingersoll-Rand Company .............      74,500      3,119,687
                                                   ------------
                                                      7,394,687

INTEGRATED OIL & GAS - 0.2%
Tesoro Petroleum Corporation* ......     100,000      1,162,500

INTERNET SOFTWARE & SERVICES - 0.1%
High Speed Access Corporation* .....     210,000        223,125
Liquid Audio, Inc.* ................     225,000        576,563
                                                   ------------
                                                        799,688

IT CONSULTING & SERVICES - 8.8%
Acxiom Corporation*(1) .............     766,200     29,833,913
Computer Sciences Corporation* .....     132,000      7,936,500
Keane, Inc.* .......................     365,000      3,558,750
Safeguard Scientifics, Inc.* .......     670,000      4,438,750
SunGard Data Systems, Inc.* ........     160,000      7,540,000
                                                   ------------
                                                     53,307,913

LEISURE PRODUCTS - 2.6%
Mattel, Inc. .......................   1,100,000     15,884,000

LIFE & HEALTH INSURANCE - 3.0%
AFLAC, Inc.(1) .....................     210,000     15,159,375
UnumProvident Corporation ..........     120,000      3,225,000
                                                   ------------
                                                     18,384,375

MULTI-UTILITIES - 3.3%
Dynegy, Inc. .......................     360,000     20,182,500

NETWORKING EQUIPMENT - 0.6%
Avici Systems, Inc.* ...............     136,000      3,349,000

OIL & GAS DRILLING - 5.1%
ENSCO International, Inc. ..........     277,400      9,448,938
Nabors Industries, Inc.* ...........     183,750     10,868,812
R & B Falcon Corporation* ..........      72,200      1,656,087
Santa Fe International
   Corporation .....................     170,000      5,450,625
Transocean Sedco Forex, Inc. .......      75,000      3,450,000
                                                   ------------
                                                     30,874,462

OIL & GAS EQUIPMENT & SERVICES - 1.1%
Tidewater, Inc. ....................     145,000      6,434,375

OIL & GAS EXPLORATION & PRODUCTION - 7.2%
Anadarko Petroleum Corporation .....       2,900        206,132
Apache Corporation .................     170,000     11,910,625
Callon Petroleum Company* ..........     294,000      4,906,125
Evergreen Resources, Inc.* .........     176,500      6,817,312
Ocean Energy, Inc.* ................     750,000     13,031,250
Triton Energy, Ltd.* ...............     220,000      6,600,000
                                                   ------------
                                                     43,471,444

PHARMACEUTICALS - 6.5%
Guilford Pharmaceuticals, Inc.* ....     176,800      3,182,400
Mylan Laboratories, Inc. ...........     600,000     15,112,500
Teva Pharmaceutical
   Industries, Ltd. ADR ............     290,000     21,242,500
                                                   ------------
                                                     39,537,400

                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------       -----
PUBLISHING & PRINTING - 2.7%
E.W. Scripps Company(1) ............     250,000   $ 15,718,750
John Wiley & Sons, Inc. ............      39,000        838,500
                                                   ------------
                                                     16,557,250

RAILROADS - 0.5%
CSX Corporation ....................     113,000      2,930,938

SEMICONDUCTORS - 3.7%
Advanced Power Technology, Inc.* ...      88,400      1,116,050
Alpha Industries, Inc.* ............     135,000      4,995,000
Atmel Corporation* .................     700,000      8,137,500
IXYS Corporation* ..................     290,000      4,241,250
Power Integrations, Inc.* ..........     215,000      2,472,500
SONICblue, Inc.* ...................     298,000      1,229,250
                                                   ------------
                                                     22,191,550

SPECIALTY CHEMICALS - 0.3%
Rentech, Inc.* .....................   1,533,600      1,725,300

SYSTEMS SOFTWARE - 2.7%
DST Systems, Inc.* .................      91,400      6,123,800
Symantec Corporation* ..............     233,900      7,806,413
Wind River Systems, Inc.* ..........      70,000      2,388,750
                                                   ------------
                                                     16,318,963

TELECOMMUNICATIONS EQUIPMENT - 3.7%
Comverse Technology, Inc.* .........     181,000     19,661,125
MasTec, Inc.* ......................      84,000      1,680,000
Terayon Communication
   Systems, Inc.* ..................     270,000      1,096,875
Transcrypt International, Inc.* ....     419,700        100,728
                                                   ------------
                                                     22,538,728
                                                   ------------
   Total common stocks - 99.3% .................    599,537,090


COMMERCIAL PAPER

NATURAL GAS - 0.3%
Nicor Gas,
   6.43% -  2-01-01 ................  $  700,000        696,106
   6.48% -  2-01-01 ................  $1,000,000        994,438
                                                   ------------
                                                      1,690,544

TELECOMMUNICATIONS - 0.6%
BellSouth Telecommunications, Inc.
   6.5% - 1-16-01 ..................  $3,700,000      3,689,979
                                                   ------------
   Total commercial paper - 0.9% ...............      5,380,523
                                                   ------------
   Total investments - 100.2% ..................    604,917,613
   Liabilities, less cash and other
      assets - (0.2%) ..........................     (1,203,305)
                                                   ------------
   Total net assets - 100.0% ...................   $603,714,308
                                                   ============

The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

* Non-income producing security ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, options or forward contracts.

(2) PIPES--Private Investment in Public Equity - is the term used for stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration in a secondary public offering.



                             See accompanying notes.

[CLOCK]

SERIES O (EQUITY INCOME SERIES)
February 15, 2001

[T. ROWE PRICE LOGO]

SUBADVISOR,
T. ROWE PRICE ASSOCIATES, INC.

     [PHOTO]

 Brian C. Rogers
Portfolio Manager

TO OUR CONTRACTHOLDERS:

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Federal Reserve maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In this challenging environment the Equity Income Series of SBL Fund enjoyed an outstanding year as value stocks returned to favor. The Series returned +12.86% for the year, handily beating the S&P 500 Stock Index return of -9.10%.(1)

STOCKS WITH DEFENSIVE CHARACTERISTICS OUTPERFORMED

Many of the beneficiaries of this difficult environment were companies with defensive characteristics and those that appeared, according to our assessment, to be undervalued. Companies with predictable revenue and earnings streams fared especially well in the turmoil of 2000.

Over the past twelve months, holdings in the utility, consumer products, financial, and energy sectors helped the portfolio's performance. These sectors provided positive returns at a time when many stocks struggled. The Series also benefited from continued merger and acquisition activity, such as the acquisitions of Fort James Corporation, J.P. Morgan & Company, Inc., and Honeywell International Inc.

Despite the strong return, we also had some losers in the portfolio, including Xerox Corporation and AT&T Corporation. Fortunately, some of the better performing positions more than offset the drag of these declining share prices.

EXAMPLES OF OUR PORTFOLIO MANAGEMENT STYLE

We executed several transactions that are representative of how we manage the portfolio. Many of the positions we reduced or eliminated had generated good returns over the time we held the stocks. Our general strategy is to reduce position size when price appreciation results in less attractive valuations for the shares. For example, as Duke Energy Corporation's price rose last year, its relative valuation appeal (the relationship between upside potential and downside risk) became less attractive and we trimmed our stake. On the other hand, the stock of Sprint Corporation declined fairly sharply, increasing the appeal of its relative valuation, which induced us to initiate a position in the shares.

In making these portfolio adjustments, we slightly increased the portfolio's volatility relative to the S&P 500 Index. As the market's value structure has changed, it makes sense for us to take on slightly more risk. For example, at certain levels, some technology companies may offer better opportunities as value plays than utility stocks that have appreciated strongly.

The securities in the Equity Income Series sell at a substantial discount to the overall market. As always, we remain attracted to stocks whose levels of relative valuation (in terms of price/earnings, price/cash flow, and dividend yields) appear to offer a good combination of upside potential combined with tolerable downside risk. We have favored relatively inexpensive stocks since the portfolio's inception, and our commitment to value investing continues to be a cornerstone of our investment approach.

MARKET DECLINES CREATED INVESTMENT OPPORTUNITIES

[CLOCK]

SERIES O (EQUITY INCOME SERIES)
February 15, 2001


The market declines last year drained much of the speculative excess that had been evident a year ago. The price contractions in the S&P 500 Index and the Nasdaq Composite Index have created a number of interesting investment opportunities for us. Much of the pain of a slowing economy now seems to be behind us. While further market turbulence is likely, we believe there are many good investment opportunities that offer above-average dividend yields and reasonable prospects for capital appreciation over the intermediate term.


Sincerely,

Brian C. Rogers
Portfolio Manager


                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2000(1)

                                                  Since
                                                Inception
                  1 Year         5 Years         (6-1-95)
                  ------         -------        ---------
Series O          12.86%         14.36%          15.97%

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                           SERIES O VS. S&P 500 INDEX

                                     [GRAPH]

                 SERIES O (EQUITY          VS.            S&P 500
                  INCOME SERIES)                           INDEX

Period End          Market Value                           Value
----------          ------------                           -----
   6/1/95              10,000                              10,000
 12/31/95              11,700                              11,711
 12/31/96              14,045                              14,399
 12/31/97              18,034                              19,203
 12/31/98              19,660                              24,690
 12/31/99              20,275                              29,888
 12/31/00              22,883                              27,167

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series O. On December 31, 2000, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $22,883. By comparison, the same $10,000 investment would have grown to $27,167 based on the S&P 500 Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES O (EQUITY INCOME)


                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
AEROSPACE/DEFENSE - 2.2%
Honeywell International, Inc. .......     23,700   $  1,121,306
Lockheed Martin Corporation .........     83,400      2,831,430
                                                   ------------
                                                      3,952,736

AUTO PARTS & EQUIPMENT - 0.1%
Dana Corporation ....................     11,700        179,156

AUTOMOBILE MANUFACTURERS - 0.4%
Ford Motor Company ..................     31,700        742,969

BANKS - 8.8%
Bank of America Corporation .........     27,300      1,252,388
Bank One Corporation ................     61,567      2,254,891
Firstar Corporation .................     32,800        762,600
FleetBoston Financial
   Corporation ......................     70,220      2,637,639
Mellon Financial Corporation ........     90,600      4,456,388
Mercantile Bankshares
   Corporation ......................     28,600      1,235,162
National City Corporation ...........     33,400        960,250
Wells Fargo Company .................     37,800      2,104,988
                                                   ------------
                                                     15,664,306

BREWERS - 0.9%
Brown-Forman
   Corporation (CL. B) ..............     25,700      1,709,050

BUILDING PRODUCTS - 0.0%
Armstrong Holdings,  Inc. ...........     16,700         34,444

COMMERCIAL PRINTING - 0.6%
R. R. Donnelley & Sons Company ......     38,400      1,036,800

COMPUTER HARDWARE - 1.0%
Compaq Computer Corporation .........     33,200        499,660
Hewlett-Packard Company .............     41,900      1,322,469
                                                   ------------
                                                      1,822,129

DEPARTMENT STORES - 1.0%
J. C. Penney Company, Inc. ..........     29,700        322,988
May Department Stores
   Company ..........................     45,450      1,488,487
                                                   ------------
                                                      1,811,475

DIVERSIFIED CHEMICALS - 2.8%
Dow Chemical Company ................     34,900      1,278,212
E.I. du Pont de Nemours
   & Company ........................     49,900      2,410,794
Hercules, Inc. ......................     66,400      1,265,750
                                                   ------------
                                                      4,954,756

DIVERSIFIED COMMERCIAL SERVICES - 0.8%
H & R Block, Inc. ...................     22,200        918,525
Dun & Bradstreet Corporation ........     18,300        473,513
                                                   ------------
                                                      1,392,038

DIVERSIFIED FINANCIAL SERVICES - 4.8%
Citigroup, Inc. .....................     46,333      2,365,879
Fannie Mae ..........................     33,300      2,888,775
J. P. Morgan & Company, Inc. ........     14,900      2,465,950
Moody's Corporation .................     36,600        940,162
                                                   ------------
                                                      8,660,766

DIVERSIFIED METALS & MINING -  0.5%
Phelps Dodge Corporation ............     16,100        898,581

ELECTRIC UTILITIES - 3.7%
Duke Energy Corporation .............     10,300        878,075
Exelon Corporation ..................     25,037      1,757,848
FirstEnergy Corporation .............     37,557      1,185,393
Niagra Mohawk Holdings, Inc.* .......     35,600        594,075
Reliant Energy, Inc. ................     15,100        654,019
Southern Company ....................     48,600      1,615,950
                                                   ------------
                                                      6,685,360

ELECTRICAL COMPONENTS & EQUIPMENT - 2.5%
Cooper Industries, Inc. .............     15,588        716,074
Hubbell, Inc. (CL.B) ................     43,600      1,155,400
Rockwell International
   Corporation ......................     56,000      2,667,000
                                                   ------------
                                                      4,538,474

ENVIRONMENTAL SERVICES - 1.3%
Waste Management, Inc. ..............     82,722      2,295,536

FOOD RETAIL - 0.4%
Albertson's, Inc. ...................     25,000        662,500

FOREST PRODUCTS - 0.3%
Georgia-Pacific Group ...............     14,527        452,153

GOLD - 0.1%
Newmont Mining Corporation ..........     15,100        257,644

HEALTH CARE EQUIPMENT - 0.6%
Becton, Dickinson & Company .........     33,200      1,149,550

HOTELS - 1.7%
Hilton Hotels Corporation ...........    100,200      1,052,100
Starwood Hotels & Resorts
   Worldwide, Inc. ..................     56,049      1,975,727
                                                   ------------
                                                      3,027,827

HOUSEHOLD APPLIANCES - 1.1%
Black & Decker Corporation ..........     16,700        655,475
Stanley Works .......................     44,300      1,381,606
                                                   ------------
                                                      2,037,081

HOUSEHOLD PRODUCTS -  2.1%
Clorox Company ......................     17,000        603,500
Kimberly-Clark Corporation ..........     17,900      1,265,351
Procter & Gamble Company ............     24,900      1,953,094
                                                   ------------
                                                      3,821,945

HOUSEWARES & SPECIALTIES - 0.8%
Fortune Brands, Inc. ................     46,000      1,380,000



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES O (EQUITY INCOME) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
INDUSTRIAL CONGLOMERATES - 1.6%
Minnesota Mining &
   Manufacturing Company ............     23,500   $  2,831,750

INDUSTRIAL MACHINERY - 1.8%
Eaton Corporation ...................     14,700      1,105,256
Illinois Tool Works, Inc. ...........     10,000        595,625
Pall Corporation ....................     70,900      1,511,056
                                                   ------------
                                                      3,211,937

INSURANCE BROKERS - 0.6%
Aon Corporation .....................     29,400      1,006,950

INTEGRATED OIL & GAS - 7.6%
Amerada Hess Corporation ............     23,400      1,709,662
Chevron Corporation .................     28,300      2,389,581
Exxon Mobil Corporation .............     41,984      3,649,984
Royal Dutch Petroleum
   Company NY .......................     36,700      2,222,643
Texaco, Inc. ........................     42,900      2,665,162
USX-Marathon Group ..................     33,400        926,850
                                                   ------------
                                                     13,563,882

INTEGRATED TELECOMMUNICATION SERVICES - 6.4%
Alltel Corporation ..................     38,400      2,397,600
AT&T Corporation ....................     62,850      1,088,091
BellSouth Corporation ...............     34,100      1,395,968
SBC Communications ..................     58,852      2,810,183
Sprint Corporation (FON Group) ......     53,400      1,084,688
Verizon Communications, Inc. ........     54,136      2,713,567
                                                   ------------
                                                     11,490,097

IT CONSULTING & SERVICES - 0.3%
Unisys Corporation* .................     31,400        459,225

LEISURE PRODUCTS - 0.5%
Hasbro, Inc. ........................     83,000        881,875

LIFE & HEALTH INSURANCE - 3.1%
American General Corporation ........     28,800      2,347,200
Lincoln National Corporation ........     28,300      1,338,944
UnumProvident Corporation ...........     70,400      1,892,000
                                                   ------------
                                                      5,578,144

MOVIES & ENTERTAINMENT - 1.0%
Walt Disney Company .................     57,900      1,675,481

OFFICE ELECTRONICS - 0.1%
Xerox Corporation ...................     49,500        228,937

OIL & GAS EQUIPMENT & SERVICES - 0.5%
Baker Hughes, Inc. ..................     21,300        885,281

OIL & GAS EXPLORATION & PRODUCTION - 1.2%
Unocal Corporation ..................     56,800      2,197,450

PACKAGED FOODS - 5.4%
Campbell Soup Company ...............     40,100      1,388,463
General Mills, Inc. .................     41,700      1,858,256
Heinz (H.J.) Company ................     37,750      1,790,766
Hershey Foods Corporation ...........     41,900      2,697,312
Kellogg Company .....................     16,600        435,750
McCormick & Company, Inc. ...........     43,300      1,561,506
                                                   ------------
                                                      9,732,053

PAPER PRODUCTS - 1.8%
International Paper Company .........     62,920      2,567,923
Mead Corporation ....................     18,300        574,162
                                                   ------------
                                                      3,142,085

PERSONAL PRODUCTS - 1.2%
Gillette Company ....................     59,900      2,163,887

PHARMACEUTICALS - 3.7%
Abbott Laboratories .................     33,300      1,612,969
American Home Products
   Corporation ......................     51,500      3,272,825
Bristol-Myers Squibb Company ........     12,400        916,825
Pharmacia Corporation ...............     12,473        760,853
                                                   ------------
                                                      6,563,472

PHOTOGRAPHIC PRODUCTS -  0.9%
Eastman Kodak Company ...............     39,200      1,543,500

PROPERTY & CASUALTY INSURANCE - 2.5%
Chubb Corporation ...................     23,500      2,032,750
Safeco Corporation ..................     41,700      1,370,888
St. Paul Companies, Inc. ............     19,004      1,032,155
                                                   ------------
                                                      4,435,793

PUBLISHING & PRINTING - 2.0%
Dow Jones & Company .................     16,500        934,313
Knight-Ridder, Inc. .................     33,400      1,899,625
Reader's Digest Association, Inc. ...     16,800        657,300
                                                   ------------
                                                      3,491,238

RAILROADS - 2.1%
Norfolk Southern Corporation ........     70,800        942,525
Union Pacific Corporation ...........     54,100      2,745,575
                                                   ------------
                                                      3,688,100

REAL ESTATE INVESTMENT TRUSTS - 0.7%
Simon Property Group, Inc. ..........     52,436      1,258,464

REAL ESTATE MANAGEMENT &
   DEVELOPMENT - 0.6%
Rouse Company .......................     40,600      1,035,300

RESTAURANTS - 0.3%
McDonald's Corporation ..............     18,100        615,400

SEMICONDUCTORS - 0.9%
Intel Corporation ...................     25,100        759,275
Texas Instruments, Inc. .............     16,800        795,900
                                                     ----------
                                                      1,555,175



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES O (EQUITY INCOME) (CONTINUED)

                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER      MARKET
COMMON STOCKS (CONTINUED)               OF SHARES     VALUE
-------------------------               ---------    ------
SPECIALTY CHEMICALS - 1.4%
Great Lakes Chemical Company ........     37,300   $  1,387,094
International Flavors &
   Fragrances, Inc. .................     54,600      1,109,063
                                                   ------------
                                                      2,496,157

SPECIALTY STORES - 0.9%
Toys 'R' Us, Inc.* ..................     98,900      1,650,393


SYSTEMS SOFTWARE - 0.9%
BMC Software, Inc.* .................     20,900        292,600
Microsoft Corporation* ..............     31,000      1,348,500
                                                   ------------
                                                      1,641,100

TELECOMMUNICATIONS EQUIPMENT - 1.1%
Lucent Technologies, Inc. ...........     37,700        508,950
Motorola, Inc. ......................     71,200      1,441,800
                                                   ------------
                                                      1,950,750

TOBACCO - 2.2%
Phillip Morris Companies, Inc. ......     46,700      2,054,800
UST,  Inc. ..........................     69,500      1,950,344
                                                   ------------
                                                      4,005,144

TRADING COMPANIES & DISTRIBUTORS - 0.8%
Genuine Parts Company ...............     53,900      1,411,506
                                                   ------------
   Total common stocks - 92.6% ..................   165,557,802


FOREIGN STOCKS

UNITED KINGDOM  - 1.8%
BP Amoco plc ADR ....................     67,084      3,211,647


TEMPORARY CASH INVESTMENTS
T. Rowe Price Reserve
   Investment Fund .................. $8,478,301      8,478,301
State Street GA Fund ................ $1,335,453      1,335,453
                                                   ------------
   Total temporary cash investments - 5.5% ......     9,813,754
                                                   ------------
   Total investments - 99.9% ....................   178,583,203
   Cash and other assets, less
      liabilities - 0.1% ........................       172,577
                                                   ------------
   Total net assets - 100.0% ....................  $178,755,780
                                                   ============

The identified cost of investments owned at December 31, 2000 was $168,126,228, for federal income tax purposes.

* Non-income producing security

ADR (American Depositary Receipt)



                             See accompanying notes.

[CLOCK]

SERIES E (DIVERSIFIED INCOME SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY MANAGEMENT COMPANY

       [PHOTO]

  Steven M. Bowser
  Portfolio Manager

       [PHOTO]

Christopher L. Phalen
  Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Diversified Income Series of SBL Fund, formerly called the High Grade Income Series, gained 8.56% over the year ended December 31, 2000, outperforming the 4.64% return of its Lipper peer group of funds.(1) The benchmark Lehman Brothers U.S. Aggregate Bond Index rose 11.63% over the same period.

FIXED INCOME MARKET PERFORMANCE IN 2000

The fixed income markets were dominated in 2000 by strong returns in longer-maturity U.S. Treasury securities. These returns were partially the result of the Treasury Department's buyback program announced in mid-January. Through this process of buying back many high coupon Treasury bonds, the Department will substantially reduce the Federal government's annual interest expense. Treasury bond prices responded throughout the year in an expected "supply/demand" manner; that is, as the supply was reduced in the face of steady demand, prices rose and yields fell.

In other sectors of the fixed income markets yields rose during the early months of the year as the Federal Reserve's policy-making Open Market Committee (FOMC) continued to raise interest rates in an effort to slow the rapid pace of economic growth. In the second half of the year, however, bond yields began to fall as investors came to believe the FOMC's series of interest rate increases was at an end. Mortgage-backed bonds gained less ground than other fixed income instruments, since declining interest rates spark mortgage refinancings and subsequent early paydowns in the pools of mortgages securing the bonds.

THE COMPOSITION OF PORTFOLIO ASSETS

At the end of the year the Diversified Income Series was composed of 17% U.S. Treasury issues, 20% Federal agency securities, 35% mortgage-backed bonds, 24% investment grade corporate issues, and 4% high yield bonds. This mix closely resembles that of the benchmark index. The benchmark has no high yield weighting, and we have reduced our holdings in that sector substantially over the course of the year.

The corporate bond weighting in the Series was a detriment to performance in the first half of the year, a period when Treasury bonds were the star performers. During the second half as the economic slowdown began to unfold and corporate earnings came under pressure, corporate bonds continued to lag the Treasury markets, which were now gaining as many investors pursued a "flight to quality" move into Treasuries and out of stocks.

ANOTHER GOOD BOND YEAR AHEAD

We expect fixed income instruments to continue to do well as we move into 2001. The FOMC has already signaled its willingness to lower interest rates in the coming months, which should be a strong positive for bond markets. We believe declining rates will lead to a return to

[CLOCK]

SERIES E (DIVERSIFIED INCOME SERIES)
February 15, 2001

high levels of consumer confidence, which should result in a resumption of spending and a recovery in corporate earnings. This is likely to be very favorable for corporate bond prices in particular. We look forward to managing the Diversified Income Series to make the most of prevailing market conditions.

Sincerely,

Steven M. Bowser and Christopher L. Phalen
Portfolio Managers


                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                   1 Year         5 Years       10 Years
Series E            8.56%          4.27%          6.77%


     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                          SERIES E VS. LEHMAN BROTHERS
                          AGGREGATE BOND INDEX & LEHMAN
                        BROTHERS GOVERNMENT/CREDIT INDEX

                                     [GRAPH]

                      SERIES E               LEHMAN BROTHERS    LEHMAN BROTHERS
                    (DIVERSIFIED      VS.       AGGREGATE         GOVERNMENT/
                   INCOME SERIES)               BOND INDEX       CREDIT INDEX

Period End          Market Value                   Value             Value
----------          ------------                   -----             -----
 12/31/90              10,000                      10,000            10,000
 12/31/91              11,696                      11,600            11,613
 12/31/92              12,567                      12,459            12,493
 12/31/93              14,153                      13,674            13,871
 12/31/94              13,172                      13,275            13,384
 12/31/95              15,622                      15,727            15,960
 12/31/96              15,510                      16,298            16,423
 12/31/97              17,066                      17,872            18,026
 12/31/98              18,432                      19,424            19,736
 12/31/99              17,738                      19,263            19,309
 12/31/00              19,257                      21,503            21,595


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series E (Diversified Income Series) on December 31, 1990 and reflects the fees and expenses of Series E. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $19,257. By comparison, the same $10,000 investment would have grown to $21,595 based on the Lehman Government/Credit Index. Series E will begin comparing itself to the Lehman Brothers Aggregate Bond Index as it more closely reflects the types of investments made by the Series. The same $10,000 investment would gave grown to $21,503 based on the Lehman Brothers Aggregate Bond Index.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES E (DIVERSIFIED INCOME)

                                        PRINCIPAL
                                         AMOUNT
                                        OR NUMBER      MARKET
CORPORATE BONDS                         OF SHARES       VALUE
---------------                         ---------      ------
AIRLINES - 0.6%
Southwest Airlines Company,
   7.875% - 2007 ..................   $  700,000    $   737,625

AUTOMOTIVE -  0.5%
Ford Motor Company,
   7.45% - 2031 ...................   $  700,000        658,000

BANKING -  3.7%
Abbey National plc,
   6.69% - 2005 ...................   $  725,000        732,250
Bank of America Corporation,
   7.875% - 2005 ..................   $  700,000        738,500
Bank of New York, Inc.,
   6.50% - 2003 ...................   $   25,000         25,187
BCH Cayman Islands, Ltd.,
   7.70% - 2006 ...................   $  700,000        717,500
Den Danske Bank 144A,
   7.40% - 2010 ...................   $  800,000        808,000
PNC Funding Corporation,
   7.75% - 2004 ...................   $  800,000        832,000
Washington Mutual Capital,
   8.375% - 2027(1) ...............   $  700,000        652,750
                                                    -----------
                                                      4,506,187

BASIC INDUSTRY - OTHER - 0.8%
Pioneer Hi Bred International, Inc.,
   5.75% - 2009 ...................   $1,000,000        948,750

BEVERAGE - 0.7%
Anheuser-Busch Companies, Inc.,
   7.10% - 2007 ...................   $  775,000        802,125

BROKERAGE - 1.0%
SI Financing Trust, Inc.,
   9.50% - 2026(1) ................       49,610      1,249,552

BUILDING MATERIALS - 0.9%
Vulcan Materials Company,
   5.75% - 2004 ...................   $1,100,000      1,067,000

CAPTIVE - 0.9%
GMAC, 7.50% - 2005 ................   $  700,000        716,625
Sears Roebuck Acceptance Corporation,
   6.41% - 2001 ...................   $  350,000        350,000
                                                    -----------
                                                      1,066,625

CHEMICALS - 0.6%
Bayer Corporation,
   6.20% - 2008 ...................   $  700,000        689,500

CONSUMER CYCLICALS - OTHER - 0.0%
American ECO Corporation,
   9.625% - 2008* .................   $  500,000         20,000

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
ELECTRIC - 2.3%
Calpine Corporation,
   8.75% - 2007 ...................     $500,000    $   481,250
CMS Energy Corporation,
   6.75% - 2004 ...................      500,000        472,500
Duke Capital Corporation,
   8.00% - 2019 ...................      700,000        731,500
East Coast Power LLC,
   6.737% - 2008 ..................      225,025        222,212
   6.737% - 2012 ..................      250,000        239,375
National Rural Utilities,
   5.50% - 2005 ...................      700,000        684,250
                                                    -----------
                                                      2,831,087

ENERGY - OTHER - 0.2%
P&L Coal Holdings Corporation,
   8.875% - 2008 ..................      300,000        302,250

ENTERTAINMENT - 0.5%
Time Warner Entertainment,
   10.15% - 2012 ..................      500,000        616,875

GAMING - 0.2%
Park Place Entertainment,
   7.875% - 2005 ..................      300,000        294,000

HEALTHCARE - 0.4%
Tenet Healthcare Corporation,
   8.125% - 2008 ..................      500,000        505,000

HOME CONSTRUCTION - 0.3%
MDC Holdings, 8.375% - 2008              250,000        227,500
Oakwood Homes Corporation,
   8.125% - 2009 ..................      500,000        150,000
                                                    -----------
                                                        377,500

INDEPENDENT ENERGY - 0.2%
Seagull Energy Corporation,
   8.625% - 2005 ..................      300,000        300,375

INTEGRATED ENERGY - 0.5%
Conoco, Inc., 6.95% - 2029 ........      650,000        637,000

LODGING - 0.2%
HMH Properties, 7.875% - 2008 .....      300,000        288,000

MEDIA - CABLE - 1.2%
Adelphia Communications, Inc.,
   9.50% - 2004 ...................       43,388         41,544
Jones Intercable, Inc.,
   7.625% - 2008 ..................      500,000        514,375
Lenfest Communications, Inc.,
   10.50% - 2006 ..................      500,000        578,125
Rogers Cablesystems, Ltd.,
   9.625% - 2002 ..................      325,000        331,500
                                                    -----------
                                                      1,465,544



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES E (DIVERSIFIED INCOME) (CONTINUED)

                                       PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)             AMOUNT          VALUE
---------------------------            ---------       ------
MEDIA - NON-CABLE - 1.0%
K-III Communications Corporation,
   10.25% - 2004 ..................   $  555,000    $   555,000
News America Holdings, Inc.,
   8.625% - 2003 ..................      375,000        388,125
USA Networks, 6.75% - 2005 ........      325,000        327,437
                                                    -----------
                                                      1,270,562

NONCAPTIVE - CONSUMER - 0.5%
Countrywide Capital,
   8.00% - 2026* ..................      700,000        614,250

NONCAPTIVE - DIVERSIFIED - 0.3%
CIT Group Holdings, Inc.,
   7.625% - 2005 ..................      350,000        356,125

OIL FIELD SERVICES - 1.7%
Duke Energy Field Services,
   7.50% - 2005 ...................      700,000        728,875
Petro Geo-Services ASA,
   6.625% - 2008 ..................      650,000        604,500
Transocean Offshore, Inc.,
   8.00% - 2027 ...................      700,000        733,250
                                                    -----------
                                                      2,066,625

INSURANCE - PROPERTY & CASUALTY - 0.6%
General Electric Global Insurance,
   7.00% - 2026 ...................      700,000        682,500

REAL ESTATE INVESTMENT TRUSTS - 0.5%
EOP Operating LP,
   7.375% - 2003 ..................      650,000        659,750

RETAILERS - 1.5%
Federated Department Stores,
   8.50% - 2003 ...................      700,000        720,125
Tandy Corporation, 6.95% - 2007 ...      750,000        753,750
Zale Corporation, 8.50% - 2007 ....      375,000        345,000
                                                    -----------
                                                      1,818,875

SERVICES - 0.7%
ROCS Series FDX 1997-1 144A,
   7.00% - 2017 ...................      922,530        868,515

SUPERMARKETS - 0.6%
Safeway, Inc., 6.50% - 2008 .......      700,000        690,375

TECHNOLOGY - 1.3%
Comdisco, Inc., 7.25% - 2002 ......      700,000        595,000
Electronic Data Systems,
   7.125% - 2009 ..................    1,000,000      1,040,000
                                                    -----------
                                                      1,635,000

TELECOMMUNICATIONS - 1.6%
GTE Corporation, 7.51% - 2009 .....    1,000,000      1,035,000
Mastec, Inc., 7.75% - 2008 ........      200,000        184,000
Qwest Capital Funding,
   7.75% - 2006 ...................      650,000        664,625
                                                    -----------
                                                      1,883,625

                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
CORPORATE BONDS (CONTINUED)             OF SHARES       VALUE
---------------------------             ---------      ------
TOBACCO - 0.3%
Dimon, Inc., 8.875% - 2006 ........   $  400,000   $    309,000

WIRELESS - 0.6%
Vodafone Airtouch plc,
   7.625% - 2005 ..................   $  650,000        669,500
                                                   ------------
   Total corporate bonds - 26.9% ...............     32,887,697



PREFERRED STOCKS

BANKING - 0.7%
BN AMRO Cap Fund II, 7.125% .......       40,000        922,500


MORTGAGE BACKED SECURITIES

U.S. GOVERNMENT AGENCIES - 34.2%
Federal Home Loan Bank,
   6.75% - 2002 ...................   $1,000,000      1,013,870
   6.375% - 2006 ..................   $  900,000        924,498
Federal Home Loan Mortgage Corporation,
   FHR #188 H,
      7.00% - 2021 CMO ............   $   17,863         17,954
   FHR #1311 J,
      7.50% - 2021 CMO ............   $2,887,744      2,900,682
   FHR #1930 AB,
      7.50% - 2023 CMO ............   $  179,523        179,333
   FHLMC, 6.25% - 2002 ............   $2,000,000      2,021,720
   FHLMC, 7.00% - 2003 ............   $2,000,000      2,055,000
   FHLMC, 6.25% - 2004 ............   $2,000,000      2,035,000
   FHLMC #1339 (Cl.C),
      8.00% - 2006 ................   $  832,941        843,477
   FHLMC C44050,
      7.00% - 2030 ................   $1,996,672      2,000,053
   FHLMC C101079,
      7.50% - 2030 ................   $1,687,855      1,711,569
Federal National Mortgage Association,
   FNCL #551262, 7.50% - 2030 .....   $  990,599      1,004,200
   FNR 1992-58 J, 6.50% - 2018 ....   $    2,601          2,589
   FNR 1990-68 J, 6.95% - 2020 ....   $   69,281         69,620
   FNR 1990-103 K,
      7.50% - 2020 ................   $   14,463         14,698
   FNMA, 5.43% - 2001 .............   $1,500,000      1,499,205
   FNMA, 6.625% -  2002 ...........   $2,000,000      2,017,480
   FNMA, 6.50% - 2004 .............   $2,000,000      2,051,820
   FNMA, 7.125% - 2005 ............   $2,000,000      2,100,620
   FNMA, 6.00% - 2008 .............   $  850,000        853,196
   FNMA, 7.25% - 2010 .............   $2,000,000      2,170,980
   FNMA, 7.50% - 2029 .............   $2,317,690      2,349,558
   FNMA, 7.125% - 2030 ............   $2,000,000      2,232,380
   FNMA, 7.25% - 2030 .............   $2,500,000      2,850,000
   FNMA #252874,
      7.50% - 2029 ................   $  932,369        945,096
   FNMA #190307,
      8.00% - 2030 ................   $1,896,739      1,940,364



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES E (DIVERSIFIED INCOME) (CONTINUED)


MORTGAGE BACKED                        PRINCIPAL       MARKET
SECURITIES (CONTINUED)                   AMOUNT         VALUE
----------------------                 ---------       ------
U.S. GOVERNMENT AGENCIES (CONTINUED)
Federal National Mortgage Association, (continued)
   FNMA #253356,
      8.00% - 2030 ................   $1,934,366   $  1,979,781
   FNMA #541735,
      8.00% - 2030 ................    1,910,514      1,955,368
                                                   ------------
                                                     41,740,111

U.S. GOVERNMENT SECURITIES - 17.4%
Government National Mortgage Association,
   GNMA  #39238,
      9.50% - 2009 ................       87,046         90,285
   GNMA #305617,
      9.00% - 2021 ................      126,243        130,527
   GNMA #301465,
      9.00% - 2021 ................       93,590         96,766
   GNMA #313107,
      7.00% - 2022 ................    1,080,790      1,089,069
   GNMA #352022,
      7.00% - 2023 ................    1,163,332      1,168,416
   GNMA #369303,
      7.00% - 2023 ................    1,211,166      1,216,144
   GNMA #780454,
      7.00% - 2026 ................    1,774,595      1,783,468
   GNMA #462680,
      7.00% - 2028 ................    2,036,830      2,045,547
   GNMA #482668,
      7.00% - 2028 ................      907,253        911,145
   GNMA #781079,
      7.50% - 2029 ................      924,851        940,740
   GNMA #510704,
      7.50% - 2029 ................    1,147,129      1,166,034
   GNMA #494109,
      7.50% - 2029 ................    2,138,071      2,173,285
   GNMA #518436,
      7.25% - 2029 ................      972,714        982,714
   GNMA #479229,
      8.00% - 2030 ................      972,785        996,794
   GNMA #479232,
      8.00% - 2030 ................    1,920,419      1,967,623
   GNMA #508342,
      8.00% - 2030 ................    1,950,966      1,998,999
   GNMA II #181907,
      9.50% - 2020 ................      159,478        163,448
   GNMA II #2445,
      8.00% - 2027 ................      832,673        847,744
   GNMA II #2909,
      8.00% - 2030 ................    1,413,857      1,441,244
                                                   ------------
                                                     21,209,992

NON-AGENCY SECURITIES -1.8%
Chase Commercial Mortgage
   Securities Corporation,
   1997-1B, 7.37% - 2007 CMO ......    1,500,000      1,566,293
   1998-1B, 6.56% - 2008 CMO ......      500,000        500,277
Global Rate Eligible Asset Trust,
   7.33% - 2006 ...................      852,556        155,421
                                                   ------------
                                                      2,221,991
                                                   ------------
   Total mortgage backed securities - 53.4% ......   65,172,094

U.S GOVERNMENT SECURITIES

U.S. GOVERNMENT SECURITIES - 16.8%
U.S. Treasury Bonds,
   6.25% - 2023 ...................    2,500,000      2,703,650
   7.125% - 2023 ..................    2,000,000      2,382,820
   6.50% - 2026 ...................    1,000,000      1,123,160
   5.25% - 2029 ...................    1,000,000        960,150
   6.125% - 2029 ..................    2,500,000      2,722,650
U.S. Treasury Notes,
   6.50% - 2002 ...................    1,500,000      1,518,915
   6.50% - 2002 ...................    2,000,000      2,030,300
   6.25% - 2003 ...................    2,000,000      2,042,780
   7.25% - 2004 ...................    1,000,000      1,068,880
   6.50% - 2005 ...................    2,000,000      2,114,720
   6.25% - 2007 ...................    1,750,000      1,849,312
                                                   ------------
   Total U.S. government securities -16.8% .......   20,517,337
                                                   ------------
   Total investments - 97.8% .....................  119,499,628
   Cash and other assets, less
      liabilities - 2.2% .........................    2,646,915
                                                   ------------
   Total net assets - 100.0% ..................... $122,146,543
                                                   ============

The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

* Non-income producing security

(1) Trust preferred securities--securities issued by financial institutions to augment their tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.



                             See accompanying notes.

[CLOCK]

SERIES Q (SMALL CAP VALUE SERIES)
February 15, 2001

[STRONG LOGO]

SUBADVISOR,
STRONG CAPITAL MANAGEMENT

     [PHOTO]

I. Charles Rinaldi
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Small Cap Value Series of SBL Fund began operations May 1, 2000, and is subadvised by Strong Capital Management Inc. Performance since inception has been very favorable, with the portfolio returning +7.40% for the period since inception through December 31, 2000.(1) Over the same time period the benchmark index, the Russell 2000 Index, returned -3.54%.

A YEAR OF VOLATILITY

During the second quarter of the year, as the Series was beginning operations, both large cap and small cap equity indexes were negative. Small cap stocks slightly underperformed the large caps for the period. The negative reaction in the equity markets, brought about by the Federal Reserve's interest rate increase in early March, caused volatility throughout most of the quarter.

The markets, however, began to rally in late May when favorable unemployment figures suggested that the overheated economy was beginning to slow. The Federal Reserve offered some continued comfort at the end of June by leaving interest rates unchanged, but statements concerning inflationary signs as well as a focus on upcoming second quarter corporate earnings created an environment where investors were looking forward with caution.

ENERGY, EARNINGS, AND ELECTION WORRIES KEEP MARKETS CONCERNED

A strong rally in the month of August was sandwiched between weak and volatile markets in both July and September. In the beginning of the third quarter investors were legitimately concerned that the Federal Reserve was planning further interest rate increases. These concerns dissipated when the Fed issued a statement following their mid-August meeting stating that economic indicators were pointing to a slowing economy. After the August rally, however, the equity markets revisited worries about heightened energy costs, devaluation of the euro, and adverse earnings announcements by a number of blue chip companies.

The fourth quarter saw small company value stocks significantly outperform small cap growth stocks. During the quarter, the uncertainty over the presidential election stalemate heightened investor sensitivity to a steady stream of negative earnings preannouncements by high profile technology companies. Investors hoped for an interest rate cut, but were denied at the Federal Reserve's December meeting. The markets fell sharply after the announcement came that no rate decrease was being made. However, the markets rallied later on the expectation that a cut would be coming in early 2001.

TECHNOLOGY STOCKS WERE THE WORST PERFORMERS

During the year, technology was the worst performing sector of the market, and we were pleased we could keep our losses in that realm to a minimum. During the year, the Series benefited from positions in energy, health care, and financial services. Additionally, some of our retail related stocks performed well despite weakness in that sector.

Our near term outlook for the overall market continues to be cautious. There will likely be periods of short-term rallies in oversold areas early in the year and possibly a strong small cap January effect. After that, as earnings reports are released, we expect the recognition of a slowdown in earnings growth to keep markets volatile in most sectors except energy, where we continue to be very positive.


Sincerely,

I. Charles Rinaldi
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The return has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized.

[CLOCK]

SERIES Q (SMALL CAP VALUE SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                    Since Inception
                       (5-1-00)
Series Q                 7.40%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000, (date of inception) to December 31, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         SERIES Q VS. RUSSELL 2000 INDEX

                                     [GRAPH]

                            SERIES Q              VS.         RUSSELL 2000
                     SMALL CAP VALUE SERIES                      INDEX

Period End               Market Value                            Value
----------               ------------                            -----
   5/1/00                   10,000                               10,000
  6/30/00                    9,840                               10,238
  9/30/00                   10,190                               10,338
 12/31/00                   10,740                                8,675

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q. On December 31, 2000, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $10,740. By comparison, the same $10,000 investment would have declined to $8,675 based on the Russell 2000 Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES Q (SMALL CAP VALUE)

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------       -----
AIR FREIGHT & COURIERS - 0.5%
Fritz Companies, Inc.* ...............     8,300      $  50,319

AIRLINES - 0.8%
Linea Aerea Nacional Chile S.A. ......    10,900         86,519

APPAREL & ACCESSORIES - 1.0%
Armor Holdings, Inc.* ................     5,800        101,137

APPAREL RETAIL - 0.9%
Too, Inc.* ...........................     7,800         97,500

APPLICATION SOFTWARE - 2.4%
Evans & Sutherland Company
   Corporation* ......................     7,700         59,675
JDA Software Group, Inc.* ............     5,500         71,844
Lightbridge, Inc.* ...................     8,800        115,500
                                                      ---------
                                                        247,019

AUTO PARTS & EQUIPMENT - 2.0%
Dura Automotive Systems, Inc.* .......    11,900         62,475
TBC Corporation* .....................    18,200         83,037
Tower Automotive* ....................     7,200         64,800
                                                      ---------
                                                        210,312

BANKS - 1.5%
Hibernia Corporation .................    12,000        153,000

BUILDING PRODUCTS - 0.9%
York International Corporation .......     3,000         92,062

COMPUTER STORAGE & PERIPHERALS - 1.3%
IOMEGA Corporation* ..................    39,200        132,104

CONSTRUCTION & ENGINEERING - 1.9%
Chicago Bridge & Iron
   Company N.V. ......................    11,000        197,312

CONSTRUCTION MATERIALS - 0.6%
U.S. Concrete, Inc.* .................    10,200         63,750

CONSUMER FINANCE - 3.4%
World Acceptance Corporation* ........    64,500        354,750

DATA PROCESSING SERVICES - 1.1%
Pegasus Systems, Inc.* ...............    16,000        111,000

DIVERSIFIED CHEMICALS - 1.4%
Calgon Carbon Corporation ............    26,400        150,150

DIVERSIFIED COMMERCIAL SERVICES - 4.2%
ABM Industries, Inc. .................     5,300        162,312
Navigant Consulting, Inc.* ...........    26,200         99,888
Wackenhut Corporation (Cl.B)* ........    10,700         92,288
Wackenhut Corrections
   Corporation* ......................    11,800         87,025
                                                      ---------
                                                        441,513

ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Encore Wire Corporation* .............    13,600         79,050

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
Richardson Electronics, Ltd. .........     9,500        130,625
Rofin-Sinar Technologies, Inc.* ......    12,000         93,000
                                                      ---------
                                                        223,625

EMPLOYMENT SERVICES - 1.2%
Kforce.com* ..........................    12,100         37,056
Modis Professional Services* .........    13,800         56,925
Staff Leasing, Inc.* .................    11,300         33,900
                                                      ---------
                                                        127,881

FOOTWEAR - 1.2%
Wolverine World Wide, Inc. ...........     7,900        120,475

GENERAL MERCHANDISE STORES - 1.7%
Shopko Stores, Inc.* .................    35,000        175,000

GOLD - 2.9%
Glamis Gold, Ltd.* ...................    80,700        131,137
Goldcorp, Inc.* ......................    15,500         93,969
Meridian Gold, Inc.* .................    11,000         75,625
                                                      ---------
                                                        300,731

HEALTH CARE DISTRIBUTORS & SERVICES - 1.4%
Gentiva Health Services, Inc.* .......     7,700        102,988
Healthcare Services Group, Inc.* .....     7,500         47,812
                                                      ---------
                                                        150,800

HEALTH CARE EQUIPMENT - 2.2%
Allied Healthcare Products* ..........    10,800         31,725
Coherent, Inc.* ......................     6,200        201,500
                                                      ---------
                                                        233,225

HEALTH CARE FACILITIES - 2.1%
Manor Care, Inc.* ....................    10,600        218,625

HEALTH CARE SUPPLIES - 2.8%
Henry Schein, Inc.* ..................     4,700        162,737
Invacare Corporation .................     3,800        130,150
                                                      ---------
                                                        292,887

HOMEBUILDING - 1.0%
Newmark Home Corporation* ............    10,000        102,500

INDUSTRIAL MACHINERY - 1.9%
Pall Corporation .....................     6,900        147,056
Unova, Inc.* .........................    14,200         51,475
                                                      ---------
                                                        198,531

INFORMATION TECHNOLOGY - 1.6%
Corsair Communications, Inc.* ........    13,100         93,338
IFR Systems, Inc.* ...................    11,000         31,625
Westell Technologies, Inc.* ..........    14,500         44,406
                                                      ---------
                                                        169,369

MANAGED HEALTH CARE - 0.8%
US Oncology, Inc.* ...................    12,400         78,275

OFFICE SERVICES & SUPPLIES - 0.1%
Daisytek International
   Corporation* ......................     2,200         15,125

OIL & GAS DRILLING - 1.5%
Marine Drilling Companies, Inc.* .....     6,000        160,500



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES Q (SMALL CAP VALUE) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
OIL & GAS EQUIPMENT & SERVICES - 11.0%
Global Industries, Ltd.* .............    15,000    $   205,313
Key Energy Group, Inc.* ..............    28,600        298,512
Matrix Service Company* ..............    30,000        178,125
Newpark Resources, Inc.* .............    15,900        152,044
Oceaneering International, Inc.* .....     4,200         81,638
Petroleum Geo-Services
   ASA (PGS) ADR* ....................    10,100        134,456
Petroleum
   Helicopters, Inc. (Voting)* .......     2,000         25,969
Petroleum
   Helicopters, Inc. (Non-voting)* ...     5,300         66,167
                                                    -----------
                                                      1,142,224

OIL & GAS EXPLORATIONS & PRODUCTION - 12.3%
Forest Oil Corporation* ..............     3,400        125,375
Greka Energy Corporation* ............     4,830         65,205
HS Resources, Inc.* ..................     2,800        118,650
McMoran Exploration Company* .........     7,500         99,375
Meridian Resource Corporation* .......    11,700        100,913
Newfield Exploration Company* ........     1,100         52,181
Patina Oil & Gas Corporation* ........     7,300        175,200
Pure Resources, Inc.* ................     3,102         62,815
Range Resources Corporation* .........    59,500        409,063
Stone Energy Corporation* ............     1,100         71,005
                                                    -----------
                                                      1,279,782

PACKAGED FOODS - 0.4%
M&F Worldwide Corporation ............     9,600         37,200

PAPER PACKAGING - 0.8%
Chesapeake Corporation ...............     4,300         88,419

PAPER PRODUCTS - 1.1%
Wausau-Mosinee Paper
   Corporation .......................    10,900        110,363

PRECIOUS METALS & MINERALS - 1.4%
Apex Silver Mines, Ltd.* .............    16,800        140,700

PROPERTY & CASUALTY INSURANCE - 2.5%
GAINSCO, Inc. ........................       100              0
Medical Assurance, Inc.* .............     7,500        125,156
Mercury General Corporation ..........     3,200        140,400
                                                    -----------
                                                        265,556

PUBLISHING & PRINTING - 1.6%
R.H. Donnelley Corporation* ..........     6,800        165,325

RAILROADS - 1.4%
Wisconsin Central
   Transportation Corporation* .......     9,500        143,094

REINSURANCE - 0.3%
Vesta Insurance Group, Inc. ..........     7,100         36,388

RESTAURANTS - 0.4%
Sizzler International, Inc.* .........    28,300         42,450

SEMICONDUCTOR EQUIPMENT - 2.1%
Silicon Valley Group, Inc.* ..........     7,800        224,250

                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
SPECIALTY CHEMICALS - 3.6%
Fuller (H.B.) Company ................     2,700    $   106,523
International Flavors &
   Fragrances, Inc. ..................     4,900         99,531
Minerals Technologies, Inc. ..........     2,700         92,306
PolyOne Corporation ..................    13,800         81,075
                                                    -----------
                                                        379,435

SPECIALTY STORES - 3.0%
Barbeques Galore, Ltd. S.A.* .........    12,400         51,150
Blockbuster, Inc. ....................    10,200         85,425
Sharper Image Corporation* ...........    10,300        158,363
Sunglass Hut International, Inc.* ....     4,100         21,013
                                                    -----------
                                                        315,951

STEEL - 4.0%
Bethlehem Steel Corporation* .........    46,900         82,075
Pitt-Des Moines, Inc. ................     2,600         85,475
Roanoke Electric Steel
   Corporation .......................     7,200         74,700
USX-U.S. Steel Group .................     8,400        151,200
Webco Industries, Inc.* ..............    15,200         21,850
                                                    -----------
                                                        415,300

TEXTILES - 0.8%
Burlington Industries, Inc.* .........    45,300         79,275

TRUCKING - 0.2%
Covenant Transport, Inc.* ............     2,200         23,650
                                                    -----------
   Total common stocks  -  96.1% .................   10,024,408

REPURCHASE AGREEMENT - 4.7%

State Street Repo, 4.25% - 01-02-01
   (Collateralized by FNMA,
   6.375% - 2002 with a
   value of $499,800) ................  $485,853        485,853
                                                    -----------
   Total investments - 100.8% ....................   10,510,261
   Liabilities, less cash and other
      assets - (0.8%) ............................      (83,532)
                                                    -----------
   Total net assets - 100.0% .....................  $10,426,729
                                                    ===========

The identified cost of investments owned at December 31, 2000 was $9,959,053, for federal income tax purposes.

* Non-income producing security



                             See accompanying notes.

[CLOCK]

SERIES C (MONEY MARKET SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY MANAGEMENT COMPANY

TO OUR CONTRACTHOLDERS:

Money market funds provided favorable returns to their shareholders in the year ended December 31, 2000 during a time when many equity markets experienced steep declines in value. The Money Market Series of SBL Fund returned +5.99% for the year, matching its Lipper peer group average of +5.99%.(1)

CHANGING INTEREST RATE ENVIRONMENTS DURING THE YEAR

During the first half of the year the Federal Reserve Bank's policy-making Open Market Committee (FOMC) raised their target interest rates aggressively in a move to dampen U.S. economic activity and prevent a surge in inflation. In the months following their final increase of fifty basis points (0.50%) in mid-May, signs of an economic slowdown began to appear. This led to a gradual decline in interest rates that continued through most of the second half of 2000.

CHARACTERISTICS OF PORTFOLIO ASSETS

Toward midyear while interest rates were still rising we extended the average maturity of the holdings in the Money Market Fund to around fifty days in order to "lock in" these higher yields. Later in the year, however, new issuance of commercial paper and other money market instruments slowed considerably, making it difficult to find longer-maturity issues, resulting in a shortening of the average maturity to thirty days or less. This shortening of maturities worked well for us, however, providing liquidity at a time when investors might be reallocating assets out of money market funds and back into the equity markets. The portfolio contains no exposure to troublesome California energy company commercial paper.

As always, we continue to emphasize high quality in the investments in the Money Market Series. At year end the portfolio contained about 52% commercial paper, 21% Federal agency discount notes and securities, 7% SBA issues, 8% funding agreements and 11% floating rate government securities. This mix provides us flexibility to adjust to changing interest rate environments through a combination of fixed-rate and floating-rate instruments.

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2000(1)

                 1 Year        5 Years     10 Years
Series C          5.99%         5.20%        4.65%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AN INTERESTING YEAR AHEAD FOR THE MARKETS

The new year will no doubt once again bring with it changing interest rate environments. We believe rates will decline further as the FOMC-engineered economic slowdown unfolds. Later in the year, however, we expect consumers to begin spending again, spurring a pickup in economic activity. At this time interest rates could move upward once again. We will monitor economic and market conditions carefully, as usual, and adjust the mix of holdings and maturity structures in the portfolio to best take advantage of change interest rate climates. While money market fund returns may not outperform the equity markets for a second year in a row, they remain an appropriate choice for a portion of investors' asset allocations.


Sincerely,

Fixed Income Team

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

An investment in Series C is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and does not attempt to maintain a stable net asset value at $1.00 per share.

[CLOCK]

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES C (MONEY MARKET)

                                       PRINCIPAL      MARKET
COMMERCIAL PAPER                        AMOUNT         VALUE
----------------                       ---------      ------
BEVERAGES - 1.3%
Coca-Cola Company,
   6.50%, 01-23-01 ................   $1,500,000     $1,494,042

BROKERAGE - 2.2%
Merrill Lynch & Company, Inc.,
   6.55%, 01-08-01 ................      800,000        798,981
   6.51%, 01-09-01 ................      900,000        898,848
   6.48%, 01-18-01 ................      900,000        897,390
                                                     ----------
                                                      2,595,219

BUSINESS SERVICES - 2.8%
General Electric Capital Corporation,
   6.50%, 01-10-01 ................    1,000,000        998,540
   6.60%, 01-10-01 ................      592,000        591,023
   6.53%, 01-24-01 ................      500,000        498,020
   6.55%, 01-24-01 ................    1,200,000      1,195,248
                                                     ----------
                                                      3,282,831

CHEMICALS BASIC - 2.5%
E.I. du Pont de Nemours & Company, Inc.,
   6.46%, 01-08-01 ................    1,600,000      1,597,990
   6.50%, 01-10-01 ................    1,400,000      1,397,725
                                                     ----------
                                                      2,995,715

COMBINATION GAS & ELECTRIC - 4.6%
Madison Gas & Electric Company,
   6.55%, 01-10-01 ................    1,500,000      1,497,544
Pacific Gas & Electric Company,
   6.48%, 02-05-01 ................    2,000,000      1,987,400
South Carolina Electric & Gas Company,
   6.50%, 02-01-01 ................    1,200,000      1,193,271
   6.53%, 02-01-01 ................      800,000        795,514
                                                     ----------
                                                      5,473,729

COMPUTER SOFTWARE - 3.0%
Rockwell International Corporation,
   6.52%, 01-31-01 ................    3,600,000      3,580,440

COMPUTER SYSTEMS - 2.4%
Hewlett-Packard Company,
   6.50%, 01-09-01 ................    2,900,000      2,895,811

ELECTRIC UTILITIES - 6.1%
Duke Energy Corporation,
   6.49%, 01-05-01 ................    2,200,000      2,198,790
   6.48%, 01-26-01 ................    1,400,000      1,393,924
Southern California Edison Company,
   6.53%, 01-03-01 ................      800,000        799,848
   6.52%, 01-11-01 ................    1,600,000      1,597,360
   6.52%, 01-25-01 ................    1,300,000      1,294,592
                                                     ----------
                                                      7,284,514

ENTERTAINMENT - 3.2%
Walt Disney Company,
   6.41%, 01-09-01 ................    3,800,000      3,794,587

INDUSTRIAL SERVICES - 2.2%
PPG Industries, Inc.,
   6.53%, 01-19-01 ................   $1,400,000      1,395,429
   6.52%, 01-26-01 ................    1,300,000      1,294,114
                                                    -----------
                                                      2,689,543

INSURANCE -2.5%
AIG Funding, Inc.,
   6.48%, 02-01-01 ................    3,000,000      2,983,800

LEASING - 3.2%
International Lease Finance Corporation,
   6.48%, 01-16-01 ................    3,000,000      2,992,320
   6.52%, 01-30-01 ................      890,000        885,514
                                                    -----------
                                                      3,877,834

NATURAL GAS - 3.9%
New Jersey Natural Gas Company,
   6.58%, 01-08-01 ................    2,811,000      2,807,404
Nicor Gas, 6.50%, 02-01-01 ........    1,800,000      1,789,925
                                                    -----------
                                                      4,597,329

PHARMACEUTICALS - 0.6%
Schering Corporation,
   6.45%, 01-19-01 ................      700,000        697,742

PHOTOGRAPHY/IMAGING - 0.8%
Eastman Kodak Company,
   6.52%, 01-22-01 ................    1,000,000        996,360

PUBLISHING - 3.1%
McGraw-Hill Company, Inc.,
   6.50%, 01-26-01 ................    1,700,000      1,692,326
   6.48%, 02-21-01 ................    2,000,000      1,982,320
                                                    -----------
                                                      3,674,646

TELECOMMUNICATIONS - 6.3%
AT&T Corporation,
   6.51%, 01-04-01 ................      661,000        660,756
   6.52%, 01-12-01 ................    2,200,000      2,195,974
BellSouth Telecommunications, Inc.,
   6.48%, 01-02-01 ................    1,000,000        999,820
   6.52%, 01-12-01 ................      300,000        299,402
Verizon Network Funding Corporation,
   6.53%, 01-17-01 ................    2,400,000      2,393,035
   6.55%, 01-29-01 ................    1,000,000        994,980
                                                    -----------
                                                      7,543,967
                                                    -----------
   Total commercial paper - 50.7% ................   60,458,109


                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES C (MONEY MARKET) (CONTINUED)

                                       PRINCIPAL       MARKET
U.S. GOVERNMENT & AGENCIES               AMOUNT         VALUE
--------------------------             ---------       ------
FEDERAL HOME LOAN BANKS - 8.0%
Federal Home Loan Bank Discount
   Corporation,
   6.43%, 01-03-01 ................   $3,900,000   $  3,898,607
   6.42%, 01-24-01 ................    5,700,000      5,678,625
                                                   ------------
                                                      9,577,232

FEDERAL HOME LOAN MORTGAGES - 6.2%
Federal Home Loan Mortgage
   Corporation,
   6.42%, 01-11-01 ................    5,600,000      5,593,000
   6.42%, 01-18-01 ................    1,800,000      1,795,500
                                                   ------------
                                                      7,388,500

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.3%
Federal National Mortgage Association,
   6.43%, 01-11-01 ................    4,600,000      4,592,732
   6.44%, 01-11-01 ................    3,300,000      3,294,786
   5.43%, 05-17-01(1) .............    2,000,000      1,998,940
                                                   ------------
                                                      9,886,458

SMALL BUSINESS ASSOCIATION POOLS - 6.7%
   #502163, 7.62%, 12-25-12(1) ....      644,818        644,818
   #502353, 7.37%, 09-25-18(1) ....       85,215         85,215
   #502406, 7.37%, 03-25-06(1) ....      253,978        253,978
   #503176, 7.24%, 10-25-20(1) ....      263,857        265,177
   #503303, 7.12%, 04-25-21(1) ....      721,270        715,889
   #503308, 7.12%, 04-25-21(1) ....      592,493        592,493
   #503283, 7.12%, 03-25-21(1) ....      435,135        433,299
   #503295, 7.12%, 04-25-21(1) ....      449,480        439,637
   #503343, 7.24%, 05-25-21(1) ....      963,640        963,640
   #503347, 7.24%, 05-25-21(1) ....    2,383,897      2,383,897
   #503459, 7.12%, 03-25-21(1) ....    1,292,530      1,287,683
                                                   ------------
                                                      8,065,726

STUDENT LOAN MORTGAGE ASSOCIATION - 10.6%
Student Loan Mortgage Association,
   6.84%, 07-25-04(1) .............      847,167        847,243
   6.40%, 10-25-05(1) .............    3,094,353      3,079,848
   6.88%, 10-28-06(1) .............    2,000,000      2,003,300
   6.57%, 01-25-07(1) .............    2,872,856      2,867,020
   6.80%, 04-25-08(1) .............    1,136,657      1,137,862
   6.95%, 07-25-08(1) .............    2,675,940      2,677,813
                                                   ------------
                                                     12,613,086
                                                   ------------
   Total U.S. government & agencies - 39.8% ......   47,531,002


                                       PRINCIPAL       MARKET
MISCELLANEOUS ASSETS                     AMOUNT         VALUE
--------------------                   ---------       ------
FUNDING AGREEMENTS - 7.5%
Security Life of Denver Insurance
   Company, 6.85%, 10-31-01(1) ....   $3,000,000   $  3,000,000
Travelers Insurance Company,
   6.84%, 08-21-01(1) .............    3,000,000      3,000,000
United of Omaha Life Insurance
   Company, 6.92%, 01-21-02(1) ....    3,000,000      3,000,000
                                                   ------------
                                                      9,000,000
                                                   ------------
   Total investments - 98.0% ...................    116,989,111
   Cash and other assets, less
      liabilities - 2.0% .......................      2,382,920
                                                   ------------
   Total net assets - 100.0% ...................   $119,372,031
                                                   ============

The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

(1) Variable rate security. Rate indicated is rate effective at December 31, 2000.



                             See accompanying notes.

[CLOCK]

SERIES K (GLOBAL STRATEGIC INCOME SERIES)
February 15, 2001

[WELLINGTON MANAGEMENT(R) LOGO]

SUBADVISOR, WELLINGTON
MANAGEMENT COMPANY, LLP

     [PHOTO]

    L.T. Hill
Portfolio Manager

TO OUR CONTRACTHOLDERS:

Fixed income investments in the year ended December 31, 2000 benefited from equity market weakness, corporate profit concerns, moderating inflation, and slower economic activity. The Global Strategic Income Series returned +3.85% during the year, while its benchmark index gained 7.60%.(1) The benchmark is a blend of 25% Lehman Brothers Aggregate Bond Index, 25% Lehman High Yield Bond Index, 25% Salomon Brothers World Government Bond Non U.S. Hedged Index, and 25% J.P. Morgan Emerging Markets Bond Index Plus.

GLOBAL BOND MARKETS IN 2000

U.S. government markets were buoyed by an apparent end to interest rate increases by the Federal Reserve Bank. Despite the significant rise in short term interest rates due to the tightening stance of the Federal Reserve early in 2000, U.S. Treasury bond yields actually fell more than 100 basis points (1%) over the course of the year, resulting in healthy returns for investors. International government bonds also posted attractive returns during the year. Since we hedge currency exposure in the Series, we avoided much of the impact of a strong U.S. dollar.

In the corporate debt market, continued disappointing corporate earnings announcements from many companies and some sharp declines in equity prices put pressure on valuations. In addition, the high yield market suffered its third year of poor absolute returns. This poor performance resulted from illiquidity, tightening credit, and lack of demand in the high yield market. Emerging market debt performed very well over the year, bolstered by favorable global growth, rising commodity prices and improving fundamental prospects in some countries.

Our overweight position in emerging market debt continued to be the most significant positive contributor to the Series' return. Unfortunately, our continued overweight in the high yield sector was a drag on performance as it trailed significantly behind other areas of the global fixed income markets.

RECESSION IS UNLIKELY IN THE U.S.

The risk of a recession in the U.S. economy has certainly grown due to the combination of energy price spikes, equity market declines, and generally tighter credit and liquidity conditions. We continue to believe, however, that we will avoid a serious decline in the economy for a number of reasons. Long term interest rates have come down substantially, and we expect the Federal Reserve to continue lowering short rates, which should help to stabilize financial markets. The prospects for tax cuts are also real and significant. Further, the long term fundamentals of the U.S. economy remain solid with the secular improvement in productivity set to continue. With the improving economic outlook and increasing liquidity, the high yield market is now looking increasingly attractive.

[CLOCK]

SERIES K (GLOBAL STRATEGIC INCOME SERIES)
February 15, 2001

In emerging markets we remain cautiously optimistic. We believe that the current valuation levels adequately reflect an environment of slower global growth and that the market will receive a boost from improving global liquidity concerns. In addition, economic policies will likely remain prudent in most emerging market countries, which should help keep credit trends stable. We continue to believe that the broad diversified exposure to all major sectors of the global bond markets that is provided by the Global Strategic Income Series makes it a highly attractive long term option for fixed income investors.


Sincerely,

Lucius T. Hill, III
Portfolio Manager

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                                                  Since
                                                Inception
                    1 Year        5 Years       (6-1-95)
                    ------        -------       ---------
Series K             3.85%         7.22%          6.85%

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

       SERIES K VS. BLENDED INDEX & SALOMON SMITH BARNEY WORLD GOVERNMENT
                              NON U.S. HEDGED INDEX

                                     [GRAPH]

                   SERIES K                           SALOMON SMITH BARNEY
               (GLOBAL STRATEGIC   VS.     BLENDED    WORLD GOVERNMENT NON
                 INCOME SERIES)             INDEX      U.S. HEDGED INDEX

Period End        Market Value              Value             Value
----------        ------------              -----             -----
  6/30/95            10,000                 10,000            10,000
 12/31/95            10,761                 10,990            10,753
 12/31/96            12,234                 12,743            12,021
 12/31/97            12,891                 14,253            13,351
 12/31/98            13,779                 14,630            14,890
 12/31/99            13,943                 15,702            15,319
 12/31/00            14,479                 17,528            16,792

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series K (Global Strategic Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series K. On December 31, 2000, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $14,479. By comparison, the same $10,000 investment would have grown to $16,792 based on the Salomon Smith Barney World Government Non U.S. Hedged Index's performance. Comparison is also made to a blended index of 25% Lehman Brother Aggregate Bond Index, 25% Lehman Brothers High Yield Bond Index, 25% Salomon Smith Barney World Government Non U.S. Hedged Index and 25% JP Morgan Emerging Markets Bond Index Plus. The same $10,000 investment would have grown to $17,528 based on the blended index.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES K (GLOBAL STRATEGIC INCOME)

                                        PRINCIPAL      MARKET
CORPORATE BONDS                          AMOUNT         VALUE
---------------                         ---------      ------
AEROSPACE/DEFENSE - 0.4%
Argo-Tech Corporation,
   8.625% - 2007 ....................    $20,000      $  15,800
L-3 Communications Corporation,
   8.00% - 2008 .....................     30,000         27,600
                                                      ---------
                                                         43,400

AIRLINES - 0.6%
Airtran Airlines, Inc.,
   10.50% - 2001 ....................     25,000         24,625
Delta Air Lines, 7.92% - 2010 .......     40,000         42,528
                                                      ---------
                                                         67,153

AUTOMOTIVE - 2.0%
DaimlerChrysler NA Holdings Corporation,
   5.125% - 2001 ....................     33,000         32,724
   6.899% - 2002(3) .................     10,000          9,994
Exide Corporation,
   10.00% - 2005 ....................     35,000         26,075
Fairfield Manufacturing Company, Inc.,
   9.625% - 2008 ....................     25,000         17,250
Federal-Mogul Corporation,
   7.75% - 2006 .....................     15,000          2,400
   7.50% - 2009 .....................     60,000          9,600
Ford Motor Company,
   6.625% - 2028 ....................    100,000         84,625
LDM Technologies, Inc.,
   10.75% - 2007 ....................     25,000         10,000
Lear Corporation,
   8.11% - 2009 .....................     25,000         22,722
                                                      ---------
                                                        215,390

BANKING - 1.8%
Deutsche Bank Capital Funding,
   7.872% - 2049 ....................    100,000         98,552
Doral Financial Corporation,
   8.50% - 2004 .....................     70,000         71,575
GS Escrow Corporation,
   7.125% - 2005 ....................     15,000         14,100
Wells Fargo Company,
   6.78% - 2001(3) ..................     15,000         15,031
                                                      ---------
                                                        199,258

BASIC INDUSTRY - OTHER - 0.2%
Pen Holdings, Inc.,
   9.875% - 2008 ....................     25,000         15,000
Resolution Performance,
   13.50% - 2010 ....................      5,000          5,125
                                                      ---------
                                                         20,125

BUILDING MATERIALS - 0.3%
Nortek, Inc., 9.25% - 2007 ..........     25,000         22,812
Owens Corning, 7.50% - 2005* ........     20,000          4,300
                                                      ---------
                                                         27,112

CHEMICALS - 0.7%
Aqua Chemical, Inc.,
   11.25% - 2008 ....................    $15,000         10,350
Borden Chemical and Plastics,
   9.50% - 2005 .....................     20,000          7,450
Georgia Gulf Corporation,
   10.375% - 2007 ...................     20,000         18,700
Key Plastics, Inc.,
   10.25% - 2007* ...................     20,000            800
Lyondell Chemical Company,
   9.625% - 2007 ....................     15,000         14,550
   10.875% - 2009 ...................     25,000         23,500
Sterling Chemicals, Inc.,
   11.75% - 2006 ....................     10,000          4,800
                                                      ---------
                                                         80,150

COMMUNICATIONS - OTHER - 0.1%
Rhythms Netconnections,
   12.75% - 2009 ....................      5,000          1,250
   14.00% - 2010 ....................     30,000          6,900
                                                      ---------
                                                          8,150

CONSTRUCTION MACHINERY - 0.3%
Anthony Crane Rental LP,
   10.375% - 2008 ...................     50,000         19,062
Bucyrus International,
   9.75% - 2007 .....................     30,000         13,425
Grove Worldwide LLC/CAPL,
   9.25% - 2008 .....................     50,000          4,500
                                                      ---------
                                                         36,987

CONSUMER NONCYCLICAL - OTHER - 0.9%
Von Hoffman Press, Inc.,
   10.875% - 2007 ...................     50,000         43,000
World Color Press, Inc.,
   8.375% - 2008 ....................     50,000         50,688
                                                      ---------
                                                         93,688

CONSUMER PRODUCTS - 0.2%
Corning Consumer Product,
   9.625% - 2008 ....................     50,000         11,000
Duane Reade, Inc.,
   9.25% - 2008 .....................     10,000          8,600
                                                      ---------
                                                         19,600

ELECTRIC - 0.8%
CMS Energy Corporation,
   6.75% - 2004 .....................     15,000         14,166
   7.625% - 2004 ....................     25,000         23,961
   9.875% - 2007 ....................     10,000         10,412
Calpine Corporation,
   8.625% - 2010 ....................     45,000         43,582
                                                      ---------
                                                         92,121



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES K (GLOBAL STRATEGIC INCOME) (CONTINUED)

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------             ---------      ------
ENERGY - REFINING - 0.5%
Clark Refining & Marketing, Inc,
   8.375% - 2007 ....................    $30,000      $  22,500
   8.625% - 2008 ....................     20,000         15,000
Ram Energy, Inc., 11.50% - 2008 .....     20,000         15,400
                                                      ---------
                                                         52,900

ENVIRONMENTAL - 1.1%
Allied Waste NA,
   7.625% - 2006 ....................     25,000         23,688
   10.00% - 2009 ....................     20,000         18,850
WMX Technologies, Inc.,
   7.00% - 2006 .....................     80,000         77,000
                                                      ---------
                                                        119,538

FINANCIAL - NONCAPTIVE - CONSUMER - 0.2%
American General Finance,
   6.875% - 2001 ....................     20,000         20,150

FINANCIAL - NONCAPTIVE - DIVERSIFIED - 0.3%
Associates Corporation NA,
   6.878% - 2002(3) .................     15,000         15,012
General Electric Capital
   Corporation, 5.125% - 2004(2) ....     10,000         14,588
                                                      ---------
                                                         29,600

FINANCIAL - OTHER - 3.7%
BNP US Funding LLC,
   7.738% - 2049 ....................    100,000         96,500
Natexis Ambs Company LLC,
   8.44% - 2049 .....................    100,000         97,569
RBF Finance Company,
   11.00% - 2006 ....................     25,000         28,937
Socgen Real Estate Company LLC,
   7.64% - 2049 .....................    100,000         95,875
Sun Life Canada (US) Capital Trust,
   8.526% - 2049 ....................    100,000         89,750
                                                      ---------
                                                        408,631

GAMING - 0.7%
Harrahs Operating Company, Inc.,
   7.875% - 2005 ....................     25,000         24,875
Station Casinos, 8.875% - 2008 ......     25,000         24,500
True Temper Sports, Inc.,
   10.875% - 2008 ...................     25,000         24,031
                                                      ---------
                                                         73,406

HEALTHCARE - 2.2%
Alaris Medical, Inc.,
   0.00% - 2008(4) ..................    $50,000          4,063
Beckman Instruments,
   7.45% - 2008 .....................     20,000         19,212
Bio-Rad Labs, 11.625% - 2007 ........      5,000          5,200
Columbia HCA Healthcare,
   7.25% - 2008 .....................     35,000         33,393
Conmed Corporation,
   9.00% - 2008 .....................     35,000         28,000
DJ Orthopedics LLC/CAP,
   12.625% - 2009 ...................     25,000         23,250
Mediq, Inc., 11.00% - 2008* .........     50,000            500
Tenet Healthcare Corporation,
   8.125% - 2008 ....................     25,000         25,250
Triad Hospitals Holdings,
   11.00% - 2009 ....................     15,000         15,844
UnitedHealth Group, Inc.,
   7.50% - 2005 .....................     70,000         72,418
Universal Hospital Services,
   10.25% - 2008 ....................     25,000         17,500
                                                      ---------
                                                        244,630

HOME CONSTRUCTION - 0.9%
Beazer Homes USA,
   8.875% - 2008 ....................     50,000         46,125
Del Webb Corporation,
   10.25% - 2010 ....................     15,000         12,900
Standard Pacific Corporation,
   8.50% - 2009 .....................     50,000         45,125
                                                      ---------
                                                        104,150

INDUSTRIAL - OTHER - 0.7%
Hexcel Corporation,
   9.75% - 2009 .....................     20,000         17,700
Numatics, Inc., 9.625% - 2008 .......     50,000         31,000
P & L Coal Holdings Corporation,
   9.625% - 2008 ....................     20,000         19,925
Prestolite Electric, Inc.,
   9.625% - 2008 ....................     20,000          9,000
                                                      ---------
                                                         77,625

INSURANCE - LIFE - 0.5%
Liberty Mutual Insurance,
   7.697% - 2097 ....................     70,000         51,975

INSURANCE - PROPERTY & CASUALTY - 2.6%
Ace Capital Trust II,
   9.70% - 2030 .....................    100,000        106,046
American Financial Group,
   7.125% - 2009 ....................    100,000         90,500
Everest Reinsurance Holdings
   Company, 8.75% - 2010 ............     80,000         87,070
                                                      ---------
                                                        283,616



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES K (GLOBAL STRATEGIC INCOME) (CONTINUED)

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------             ---------      ------
LODGING - 0.4%
John Q. Hammons Hotels,
   8.875% - 2004 ....................   $ 50,000      $  45,250

MEDIA - CABLE - 1.3%
Adelphia Communications,
   8.375% - 2008 ....................     50,000         43,000
CSC Holdings, Inc.,
   8.125% - 2009 ....................     25,000         25,470
Charter Communications Holdings LLC,
   8.25% - 2007 .....................     25,000         22,625
Insight Midwest,
   9.75% - 2009 .....................     25,000         24,812
   10.50% - 2010 ....................     10,000         10,375
Telewest Communication,
   11.25% - 2008 ....................     25,000         22,313
                                                      ---------
                                                        148,595

MEDIA - NONCABLE - 1.7%
Benedek Communications,
   0.00% - 2006(4) ..................     15,000         10,500
Echostar DBS Corporation,
   9.375% - 2009 ....................     25,000         24,250
Fox Sports Networks LLC,
   0.00% - 2007(4) ..................     25,000         22,000
Granite Broadcasting,
   8.875% - 2008 ....................     25,000         15,250
Gray Communications System, Inc.,
   10.625% - 2006 ...................     20,000         19,350
News America Holdings,
   7.375% - 2008 ....................    100,000         97,500
                                                      ---------
                                                        188,850

METALS - 0.8%
AK Steel Corporation,
   9.125% - 2006 ....................     25,000         23,812
Bayou Steel Corporation,
   9.50% - 2008 .....................     20,000          7,050
Bethlehem Steel,
   10.375% - 2003 ...................      5,000          3,400
Haynes International, Inc.,
   11.625% - 2004 ...................     25,000         17,500
LTV Corporation, 8.20% - 2007 .......     20,000            400
National Steel Corporation,
   9.875% - 2009 ....................     30,000         12,000
Silgan Holdings, Inc.,
   9.00% - 2009 .....................     15,000         12,900
Weirton Steel Corporation,
   11.375% - 2004 ...................     25,000         10,250
                                                      ---------
                                                         87,312

OIL FIELD SERVICES - 0.9%
Key Energy Services, Inc.,
   14.00% - 2009 ....................     20,000         22,700
Plains Resources, Inc.,
   10.25% - 2006 ....................     15,000         15,000
Pride Petroleum Services,
   9.375% - 2007 ....................     20,000         20,600
Tuboscope, Inc.,
   7.50% - 2008 .....................     50,000         46,188
                                                      ---------
                                                        104,488

PACKAGING - 0.6%
BWAY Corporation,
   10.25% - 2007 ....................      5,000          4,575
Fonda Group, Inc.,
   9.50% - 2007 .....................     25,000         19,500
Gaylord Container Corporation,
   9.375% - 2007 ....................     50,000         31,000
Owens-Illinois, Inc.,
   7.85% - 2004 .....................     10,000          6,000
   7.50% - 2010 .....................     20,000         10,400
                                                      ---------
                                                         71,475

PAPER - 0.1%
International Paper,
   5.375% - 2006(2) .................     15,000         13,507

PHARMACEUTICALS - 0.2%
Warner Chilcott, Inc.,
   12.625% - 2008 ...................     20,000         20,200

REAL ESTATE INVESTMENT TRUSTS - 0.9%
Avalonbay Communities,
   7.50% - 2010 .....................    100,000         98,536

RETAILERS - 0.2%
Sealy Mattress Company,
   0.00% - 2007(4) ..................     35,000         26,250

SERVICES - 0.6%
Iron Mountain, Inc.,
   8.25% - 2011 .....................     50,000         47,250
IT Group, Inc., 11.25% - 2009 .......     25,000         19,500
                                                      ---------
                                                         66,750



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES K (GLOBAL STRATEGIC INCOME) (CONTINUED)

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------             ---------      ------
TECHNOLOGY - 1.8%
Amkor Technologies, Inc.,
   9.25% - 2006 .....................   $ 50,000     $   47,125
Cooperative Computing,
   9.00% - 2008 .....................     15,000          5,100
Details Holdings Corporation,
   0.00% - 2007(4) ..................     25,000         19,500
Exodus Communications,
   10.75% - 2009 ....................     30,000         25,800
Fairchild Semiconductor,
   10.125% - 2007 ...................     25,000         23,250
Intersil Corporation,
   13.25% - 2009 ....................     16,000         18,240
MCMS, Inc., 9.75% - 2008 ............     25,000         16,250
Packard Bioscience Company,
   9.375% - 2007 ....................     15,000         13,350
Polaroid Corporation,
   11.50% - 2006 ....................     15,000          8,250
Viasystems, Inc., 9.75% - 2007 ......     25,000         19,813
                                                     ----------
                                                        196,678

TELECOMMUNICATIONS - 3.7%
BTI Telecom Corporation,
   10.50% - 2007 ....................     20,000          5,000
Crown Castle International
   Corporation, 9.00% - 2011 ........     40,000         38,700
Hyperion Telecommunications,
   12.25% - 2004 ....................     25,000         19,500
Iridium LLC/Capital Corporation,
   14.00% - 2005* ...................     50,000            750
KMC Telecom Holdings, Inc.,
   0.00% - 2008(4) ..................     25,000          1,625
Level 3 Communications,
   9.125% - 2008 ....................     50,000         40,375
   10.75% - 2008(2) .................      5,000          3,990
Lin Holdings Corporation,
   0.00% - 2008(4) ..................     25,000         18,313
Loral Space & Communication Ltd.,
   9.50% - 2006 .....................     50,000         33,500
McLeodUSA, Inc., 9.25% - 2007 .......     40,000         36,600
NTL Communications Corporation,
   0.00% - 2008(4) ..................     40,000         21,600
Nextel Communications,
   0.00% - 2007(4) ..................     55,000         40,700
Nextlink Communications,
   0.00% - 2009(4) ..................     65,000         29,250
PSINet, Inc., 11.00% - 2009 .........     30,000          7,800
RCN Corporation,
   0.00% - 2007(4) ..................     25,000          8,750
   10.125% - 2010 ...................     25,000         12,750
Teligent, Inc., 11.50% - 2007 .......     25,000          3,250
Time Warner Telecom LLC,
   9.75% - 2008 .....................     25,000         23,000

TELECOMMUNICATIONS (CONTINUED)
Viatel, Inc., 11.50% - 2009 .........     40,000         12,000
Winstar Communications,
   12.50% - 2008 ....................     45,000         30,375
WorldCom, Inc., 6.125% - 2001 .......     20,000         19,925
                                                     ----------
                                                        407,753

TEXTILE - 0.5%
Galey & Lord, Inc.,
   9.125% - 2008 ....................     20,000         10,800
Pillowtex Corporation,
   9.00% - 2007* ....................     70,000          2,800
Westpoint Stevens, Inc.,
   7.875% - 2008 ....................     50,000         36,000
                                                     ----------
                                                         49,600

TRANSPORTATION - OTHER - 0.2%
United Rentals, Inc.,
   9.00% - 2009 .....................     25,000         18,750
                                                     ----------
   Total corporate bonds - 35.6% ..................   3,913,349


ASSET BACKED SECURITIES

AUTO - 1.3%
ANRC Auto Owner Trust,
   2000-A  A2, 7.00% - 2003 .........     10,000         10,045
Associates Auto Receivables Trust,
   2000-2 A2, 6.79% - 2003 ..........     15,000         15,052
Capital Auto Receivables Asset Trust,
   1999-1 A2, 5.58% - 2002 ..........      8,216          8,204
   1999-2 A3, 6.25% - 2003 ..........     10,000         10,001
CARCO Auto Loan Master Trust,
   1999-1 A2, 5.78% - 2004 ..........     10,000          9,981
Daimler Chrysler Auto Trust,
   2000-A A2, 6.76% - 2003 ..........      8,391          8,419
First Security Auto Owner Trust,
   2000-2 A2, 6.80% - 2003 ..........     10,000         10,055
Ford Credit Auto Owner Trust,
   1999-B A3, 5.47% - 2001 ..........        262            262
   1999-D A3, 6.20% - 2002 ..........      9,417          9,417
Harley-Davidson Eaglemark Trust,
   2000-1 A1, 6.88% - 2004 ..........      6,614          6,664
Honda Auto Lease Trust,
   1999-A A5, 6.65% - 2005 ..........     10,000         10,066
Honda Auto Receivables Owner Trust,
   2000-1 A2, 6.65% - 2002 ..........     10,000         10,048
Toyota Auto Lease Trust,
   1998-B A2, 5.45% - 2003 ..........     10,000          9,951
Toyota Auto Receivables Owner Trust,
   2000-B A2, 6.75% - 2003 ..........     10,000         10,050
USAA Auto Loan Grantor Trust,
   1999-1 A, 6.10% - 2006 ...........     12,706         12,729
                                                     ----------
                                                        140,944

                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES K (GLOBAL STRATEGIC INCOME) (CONTINUED)

ASSET BACKED                            PRINCIPAL      MARKET
SECURITIES (CONTINUED)                   AMOUNT         VALUE
----------------------                  ---------      ------
CREDIT CARDS - 0.7%
American Express Credit Account Master Trust,
   1996-1 A, 6.80% - 2003 ...........   $ 20,000      $  20,038
American Express Master Trust,
   1994-2 A, 7.60% - 2002 ...........     10,000         10,101
Chase Manhattan Credit Card Master Trust,
   1996-3 A, 7.04% - 2005 ...........     20,000         20,056
Citibank Credit Card Master Trust,
   1997-2 A, 6.55% - 2004 ...........     10,000         10,060
Citibank Credit Card Master Trust I,
   1998-6 A, 5.85% - 2003 ...........     10,000          9,985
Discover Card Master Trust I,
   1999-2 A, 5.90% - 2004 ...........     10,000          9,992
                                                      ---------
                                                         80,232

HOME EQUITY LOANS - 0.1%
Money Store Home Equity Trust,
   6.635% - 2014 ....................     13,088         13,058

STUDENT LOANS - 0.2%
SLMA 2000-1 A1L,
   6.85% - 2008(3) ..................     17,600         17,613

OTHER - 0.2%
Harley Davidson Eaglemark Motorcycle Trust,
   1998-1 A2, 5.94% - 2004 ..........      9,863          9,858
P P & L Transition Bond Company LLC,
   1999-1 A2, 6.41% - 2003 ..........     10,000          9,985
                                                      ---------
                                                         19,843
                                                      ---------
   Total asset backed securities - 2.5% ............    271,690


MORTGAGE BACKED SECURITIES

PASS THRU'S - 3.0%
Federal National Mortgage Association,
   FNMA #253113,
      7.50% - 2030(1) ...............    194,151        196,809
   FNMA #536500,
      7.50% - 2030 ..................     99,280        100,669
                                                      ---------
                                                        297,478
Government National Mortgage Association,
   GNMA #510550,
      7.50% - 2029 ..................     28,926         29,405

OTHER NON-AGENCY - 0.2%
Residential Funding Mortgage Sec. I,
   1994-S8 A3, 6.00% - 2009 .........     19,327         19,218

COMMERCIAL MORTGAGE BACKED SECURITIES - 0.1%
Structured Assets Securities Company,
   1999-C3 A, 6.471% - 2001(1) ......      7,091          7,095
                                                      ---------
   Total mortgage backed securities - 3.3% ..........   353,196


U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES

U.S. AGENCY BONDS & NOTES - 0.5%
Federal Home Loan Mortgage Corporation,
   5.75% - 2010(2) ..................     60,000         57,778

                                        PRINCIPAL      MARKET
FOREIGN BONDS                            AMOUNT         VALUE
-------------                            ------         -----
AUSTRALIA - 0.2%
Bulong Operations Property, Ltd.,
   12.50% - 2008* ...................   $ 10,000      $   3,475
National Australia Bank, Ltd.,
   6.76% - 2002(3) ..................     20,000         19,975
                                                      ---------
                                                         23,450

BERMUDA - 0.6%
FLAG Telecom Holding, Ltd.,
   8.25% - 2008 .....................     30,000         25,500
   11.625% - 2010 ...................     20,000         15,600
Global Crossing Holdings, Ltd.,
   9.125% - 2006 ....................     25,000         23,937
                                                      ---------
                                                         65,037
BRAZIL - 0.6%
Marlim Petro, 12.25% - 2008 .........     30,000         29,175
Globo Communicacoes Part,
   10.625% - 2008 ...................     40,000         33,800
                                                      ---------
                                                         62,975
CANADA - 2.4%
Algoma Steel, Inc.,
   12.375% - 2005 ...................     20,000          7,050
Call-Net Enterprises, Inc.,
   9.375% - 2009 ....................     15,000          6,450
Canadian Forest Oil, Ltd.,
   8.75% - 2007 .....................     25,000         24,562
Consumers International, Inc.,
   10.25% - 2005 ....................     70,000          7,000
Doman Industries, Ltd.,
   8.75% - 2004 .....................     25,000         10,500
   12.00% - 2004 ....................     25,000         24,250
GT Group Telecom, Inc.,
   0.00% - 2010(4) ..................     40,000         14,400
Husky Oil, Ltd., 7.55% - 2016 .......     80,000         77,800
Pacifica Papers, Inc.,
   10.00% - 2009 ....................     25,000         24,875
Paperboard Industrial International, Inc.,
   8.375% - 2007 ....................     25,000         18,750
Repap New Brunswick, Inc.,
   10.625% - 2005 ...................     25,000         25,782
Rogers Communications, Inc.,
   8.875% - 2007 ....................     25,000         24,750
                                                      ---------
                                                        266,169
FRANCE - 0.2%
France Telecom, 5.066% -
   2001(2), (3) .....................     20,000         18,743
KENYA - 0.1%
Seagate Technology International,
   12.50% - 2007 ....................     15,000         14,175
KOREA - 0.2%
Korea Development Bank,
   6.00% - 2005(2) ..................     20,000         18,405



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES K (GLOBAL STRATEGIC INCOME) (CONTINUED)

                                        PRINCIPAL      MARKET
FOREIGN BONDS (CONTINUED)                AMOUNT         VALUE
-------------------------               ---------      ------
LUXEMBOURG - 0.9%
Tyco International Group S.A.,
   7.00% - 2028 .....................   $100,000      $  94,678
MEXICO - 1.7%
Bepensa S.A. de C.V.,
   9.75% - 2004 .....................     45,000         42,691
Pemex Master Trust,
   7.75% - 2007(2) ..................     35,000         32,862
Petroleos Mexicanos,
   9.375% - 2008 ....................     45,000         46,350
   9.50% - 2027 .....................     60,000         61,800
                                                      ---------
                                                        183,703

NETHERLANDS - 0.6%
Bank Nederlandse Gemeenten N.V.,
   3.00% - 2001 .....................     45,000         44,838
Hermes Europe Railtel B.V.,
   10.375% - 2009 ...................     15,000          6,150
United Pan - Europe
   Communications N.V.,
   10.875% - 2009 ...................     25,000         16,000
                                                      ---------
                                                         66,988

PANAMA - 0.2%
CSN Iron S.A., 9.125% - 2007 ........     30,000         24,987

UNITED KINGDOM - 0.2%
BG Transco PLC, 5.375% - 2009(2) ....     10,000         14,056
National Westminster Bank,
   6.00% - 2010(2) ..................     12,000         11,161
                                                      ---------
                                                         25,217
                                                      ---------
   Total foreign bonds - 7.9% .....................     864,527


FOREIGN GOVERNMENT BONDS

ARGENTINA - 5.6%
Republic of Argentina,
   8.75% - 2002 .....................     25,000         24,290
   7.625% - 2005(3) .................    208,800        190,414
   12.125% - 2005 ...................     80,000         76,685
   11.75% - 2015 ....................     50,000         45,250
   11.375% - 2017 ...................     60,000         53,460
   6.00% - 2023 .....................    150,000        103,500
   9.75% - 2027 .....................     95,000         76,475
   10.25% - 2030 ....................     50,000         41,375
                                                      ---------
                                                        611,449

BRAZIL - 6.4%
Republic of Brazil,
   11.625% - 2004 ...................     70,000         72,765
   7.438% - 2012(3) .................    140,000        103,926
   8.00% - 2014 .....................    157,620        121,565
   12.75% - 2020 ....................     20,000         19,450
   7.375% - 2024(3) .................    240,000        183,291
   12.25% - 2030 ....................    105,000         97,125
   11.00% - 2040 ....................    128,000        104,192
                                                      ---------
                                                        702,314

BULGARIA - 1.1%
Bulgaria Government,
   7.75% - 2011(3) ................       15,000         11,250
   7.75% - 2024(3) ................      140,000        106,025
                                                      ---------
                                                        117,275

CANADA - 0.2%
Canada Government,
   5.50% - 2010(2) ................       17,000         11,401
   5.75% - 2029(2) ................       20,000         13,635
                                                      ---------
                                                         25,036

COLOMBIA - 0.4%
Republic of Colombia,
   11.00% - 2003(2) ...............       25,000         23,788
   7.625% - 2007 ..................       30,000         23,700
                                                      ---------
                                                         47,488

DENMARK - 0.3%
Kingdom of Denmark,
   7.00% - 2004(2) ................      262,000         35,394

ECUADOR - 0.2%
Republic of Ecuador,
   12.00% - 2012 ..................        1,000            662
   4.00% - 2030 ...................       60,000         22,650
                                                      ---------
                                                         23,312

FINLAND - 0.1%
Republic of Finland,
   5.75% - 2011(2) ................       13,000         12,849

FRANCE - 1.1%
Government of France O.A.T,
   6.0% - 2025(2) .................       40,000         40,496
French Treasury Note,
   5.50% - 2001(2) ................       75,000         70,813
   3.50% - 2004(2) ................       10,000          9,124
                                                      ---------
                                                        120,433

GERMANY - 2.0%
Republic of Germany
   6.875% - 2005(2) ...............       72,000         73,656
   6.00% - 2006(2) ................      107,000        106,592
   4.50% - 2009(2) ................       20,000         18,390
   6.25% - 2024(2) ................       20,000         20,914
                                                      ---------
                                                        219,552

GREECE - 0.5%
Hellenic Republic,
   6.50% - 2014(2) ................   19,300,000         56,736

ITALY - 4.8%
Republic of Italy BTPS,
   4.00% - 2004(2) ................      125,000        115,096
   4.75% - 2005(2) ................      185,000        174,076
   6.00% - 2007(2) ................      240,000        238,130
                                                      ---------
                                                        527,302



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES K (GLOBAL STRATEGIC INCOME) (CONTINUED)

FOREIGN GOVERNMENT                      PRINCIPAL      MARKET
BONDS (CONTINUED)                        AMOUNT         VALUE
------------------                      ---------      ------
KOREA - 1.2%
Republic of Korea,
   8.75% - 2003 ...............   $       20,000    $    20,750
   8.875% - 2008 ..............          100,000        107,750
                                                    -----------
                                                        128,500

MEXICO - 4.4%
United Mexican States,
   10.375% - 2009 .............           45,000         49,399
   9.875% - 2010 ..............           40,000         42,920
   6.25% - 2019 ...............          400,000        362,000
   11.5% - 2026 ...............           25,000         30,375
                                                    -----------
                                                        484,694

NORWAY - 0.8%
Kingdom of Norway,
   5.50% - 2009(2) ............          770,000         84,566

PANAMA - 0.6%
Republic of Panama,
   8.87% - 2027 ...............           75,000         63,258

PERU - 0.3%
Republic of Peru,
   4.50% - 2017 ...............           45,000         28,949

PHILIPPINES - 0.5%
Republic of Philippines,
   10.625% - 2025 .............           72,000         59,040

RUSSIA - 3.9%
Russia Federation,
   8.75% - 2005 ...............           60,000         45,756
   8.25% - 2010 ...............           66,500         41,479
   12.75% - 2028 ..............          215,000        178,987
   2.25% - 2030 ...............          437,500        163,516
                                                    -----------
                                                        429,738

SWEDEN - 0.3%
Kingdom of Sweden,
   9.00% - 2009(2) ............          200,000         27,248

TRINIDAD AND TOBAGO - 0.4%
Republic of Trinidad and Tobago,
   9.75% - 2020 ...............           40,000         41,400

TURKEY - 0.7%
Republic of Turkey,
   11.75% - 2010 ..............           75,000         68,250
Republic of Turkey Treasury Bill,
   0% - 20012 .................    8,000,000,000         10,750
                                                    -----------
                                                         79,000

UNITED KINGDOM - 1.6%
United Kingdom Government Treasury,
   8.50% - 2005(2) ............           28,000         47,849
   7.75% - 2006(2) ............           78,000        131,210
                                                    -----------
                                                        179,059

VENEZUELA - 1.2%
Republic of Venezuela,
   7.375% - 2007(3) ...........          166,665        133,653
                                                    -----------
   Total foreign government bonds - 38.6% .........   4,238,245

                                     PRINCIPAL
                                     AMOUNT OR
                                       NUMBER         MARKET
OPTIONS PURCHASED                    OF SHARES         VALUE
-----------------                    ---------        ------
OPTIONS - 0.0%
Euro Call Option, expires 5/18/01,
   strike price 98.50 .........   $       50,000    $     3,845


WARRANTS

WARRANTS - 0.0%
GT Group Telecom - Warrant ....               40          1,740


TEMPORARY CASH INVESTMENTS

CERTIFICATE OF DEPOSIT - 0.2%
Hypovereinsbank,
   7.25% - 2001 ...............   $       25,000         25,026

REPURCHASE AGREEMENT - 10.3%
Lehman Strip Repurchase Agreement,
   6.02% - 01-02-01 (Collateralized
   by U.S. Treasury Strips,
   6.745% 02-15-09 with a
   value of $1,181,795) .......   $    1,128,000      1,128,000
                                                    -----------
   Total temporary cash investments - 10.5% .......   1,153,026
                                                    -----------
   Total investments - 98.9% ......................  10,857,396
   Cash and other assets less liabilities - 1.1% ..     120,045
                                                    -----------
   Total net assets - 100.0% ...................... $10,977,441
                                                    ===========

The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

* Non-income producing security

(1) Security is segregated as collateral for futures, options or forward contracts.

(2) Principal amount on foreign bond is reflected in local currency (e.g. Danish Krone) while market value is reflected in U.S. dollars.

(3) Variable rate security. Rate indicated in rate effective at December 31, 2000.

(4) Deferred interest obligation currently zero under terms of initial offering.



                             See accompanying notes.

[CLOCK]

SERIES D (GLOBAL SERIES)
February 15, 2001

[OPPENHEIMERFUNDS(R) LOGO]

SUBADVISOR,
OPPENHEIMERFUNDS, INC.

     [PHOTO]

William L. Wilby
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Global Series of SBL Fund performed very well in a difficult market period throughout the year just completed. The Series returned +3.53% for the twelve months ended December 31, 2000, compared with a return of -13.18% for its benchmark index, the MSCI World Index (in U.S. dollars).(1) The objective of the series is to seek long term growth of capital primarily through investment in common stocks both within and outside the U.S.

A VARIETY OF MARKET CONDITIONS IN 2000

The past twelve months witnessed many different types of market conditions. The first three months of the period were very positive for both U.S. and foreign markets, even though the gains were mostly driven by a narrow group of technology and telecommunications stocks. Toward the end of March, however, investor sentiment began to shift. Concerns over the high valuations of many "new economy" stocks and continued monetary tightening in the U.S. unleashed a torrent of selling, at times seemingly indiscriminate, resulting in several broad market downturns. From time to time, it looked as though "old economy" stocks would lead a recovery. For much of the next nine months, however, global markets settled into a holding pattern, appearing to have no clear direction.

CURRENCY EFFECTS ON THE MARKETS

The most recent nine months also saw a dramatic strengthening of the U.S. dollar against many foreign currencies, particularly the euro, the new currency of the European Monetary Union. Despite healthy economic fundamentals throughout much of Europe, the weaker currency resulted in massive capital outflows into the United States, where investors believed they could find higher return potential. The irony is that this weakness may have actually benefited European companies that export to the United States, allowing them to realize substantial gains from revenue generated in U.S. dollars. In fact, several of our holdings profited from this development.

GREAT COMPANIES CAN BE FOUND
IN VARIOUS MARKET CONDITIONS

Looking ahead, we believe there are virtually always opportunities to buy great companies, regardless of market conditions. Having said that, however, we remain somewhat cautious about the U.S. market. On the other hand, we remain optimistic regarding international markets. In our view, the signs are quite compelling. For example, both Europe and Japan have close to a two-year advantage over the United States in the area of mobile Internet penetration. The proliferation of luxury goods overseas continues to offer distinct possibilities. Despite its current weakness, since its launch the euro has brought about a wave of restructuring that is making European companies more competitive and shareholder-friendly. Finally, there is a growing equity culture overseas, particularly in Europe and Japan, as investors seek the returns they need to meet their long term goals.


Sincerely,

William L. Wilby
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

[CLOCK]

SERIES D (GLOBAL SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                1 Year         5 Years        10 Years
Series D        3.53%          19.03%         14.67%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          SERIES D VS. MSCI WORLD INDEX

                                     [GRAPH]

                          SERIES D        VS.     MSCI WORLD
                       (GLOBAL SERIES)              INDEX

Period End              Market Value                Value
----------              ------------                -----
 12/31/90                  10,000                   10,000
 12/31/91                  11,274                   11,897
 12/31/92                  10,987                   11,342
 12/31/93                  14,453                   13,966
 12/31/94                  14,847                   14,745
 12/31/95                  16,460                   17,888
 12/31/96                  19,335                   20,392
 12/31/97                  20,583                   23,701
 12/31/98                  24,717                   29,578
 12/31/99                  37,982                   37,073
 12/31/00                  39,323                   32,284

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1990 and reflects the fees and expenses of Series D. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $39,323. By comparison, the same $10,000 investment would have grown to $32,284 based on the MSCI World Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES D (GLOBAL)

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
AUSTRALIA - 1.3%
Australia & New Zealand Banking
   Group, Ltd. ....................      946,500   $  7,563,449

BRAZIL - 2.5%
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ...........       61,600      2,448,600
Tele Norte Leste
   Participacoes S.A.* ............  371,320,375      7,997,670
Telesp Celular
   Participacoes S.A. ADR .........      143,600      3,877,200
                                                   ------------
                                                     14,323,470

CANADA - 3.2%
Anderson Exploration, Ltd.*               78,100      1,770,509
Bombardier, Inc. (Cl. B) ..........      588,200      9,065,799
Husky Energy, Inc.* ...............      504,316      5,002,868
Manulife Financial Corporation ....       74,300      2,322,493
                                                   ------------
                                                     18,161,669

FINLAND - 0.8%
Elisa Communications Oyj ..........       69,200      1,489,805
Nokia Oyj ADR .....................       70,360      3,060,660
                                                   ------------
                                                      4,550,465

FRANCE - 8.6%
Alcatel ...........................      184,050     10,454,675
Axa ...............................       24,681      3,568,641
Cap Gemini S.A. ...................       35,400      5,710,127
Essilor International S.A. ........          700        228,387
Genset S.A. ADR* ..................      106,200      1,340,775
Sanofi-Synthelabo S.A. ............      184,400     12,292,454
Sidel S.A. ........................       74,600      3,390,030
Societe BIC S.A. ..................      166,200      6,536,733
Societe Television Francaise(1) ...       40,100      2,164,869
Vivendi Universal S.A. ............       46,000      3,027,577
                                                   ------------
                                                     48,714,268

GERMANY - 8.7%
Adidas-Salomon AG .................        1,700        105,345
DePfa Deutsche
   Pfandbriefbank AG ..............       30,900      2,291,949
Fresenius AG ......................       57,300     15,278,908
Porsche AG ........................        5,295     17,275,877
ProSieben SAT.(1) Media AG ........       81,304      2,449,633
Wella AG                                 282,620     12,020,442
                                                   ------------
                                                     49,422,154

HONG KONG - 0.4%
Television Broadcasts, Ltd. .......      474,000      2,491,570

INDIA - 0.8%
ICICI, Ltd. ADR ...................      410,800      4,313,400

IRELAND - 1.0%
Elan Corporation plc ADR* .........      119,630      5,600,179

ITALY - 0.1%
Telecom Italia Mobile SpA .........       54,500        434,945

JAPAN - 5.7%
Credit Saison Company, Ltd. .......      196,700      4,211,309
Eisai Company, Ltd. ...............      226,800      7,943,958
Hirose Electric Company, Ltd. .....       34,650      3,337,566
Kyocera Corporation ...............       35,000      3,821,804
NTT Docomo, Inc. ..................          180      3,105,079
Toshiba Corporation ...............    1,440,000      9,633,625
                                                   ------------
                                                     32,053,341

MEXICO - 0.9%
Grupo Televisa S.A. GDR* ..........      108,950      4,895,941

NETHERLANDS - 3.0%
Koninklijke (Royal) Philips
   Electronics N.V. ...............       67,216      2,462,517
Royal Dutch Petroleum
   Company ........................       97,400      5,898,788
STMicroelectronics N.V. ...........       27,200      1,164,500
Wolters Kluwer N.V. ...............      268,200      7,312,649
                                                   ------------
                                                     16,838,454

SINGAPORE - 1.1%
Singapore Press Holdings, Ltd. ....      406,800      6,005,813

SWEDEN - 0.6%
Telefonaktiebolaget LM
   Ericsson AB ADR ................      299,704      3,352,939

SWITZERLAND - 2.9%
Novartis AG .......................        3,300      5,834,310
Serono S.A. .......................        2,400      2,310,398
Zurich Financial Services AG ......       13,702      8,260,948
                                                   ------------
                                                     16,405,656

UNITED KINGDOM - 17.7%
Bass plc ..........................      947,800     10,321,354
Boots Company plc .................       78,300        716,993
BP Amoco plc ADR ..................      127,300      6,094,488
Cadbury Schweppes plc .............    1,046,076      7,238,876
Hanson plc ........................      943,400      6,457,892
Hilton Group plc ..................      923,500      2,883,206
Oxford GlycoSciences plc* .........      111,915      2,524,402
P & O Princess Cruises plc* .......      407,300      1,790,290
Peninsular and Oriental Steam
   Navigation Company .............      407,300      1,922,622
Reckitt Benckiser plc .............    1,234,282     17,036,436
Reed International plc ............    1,540,200     16,070,744
Rentokil Initial plc ..............    2,958,000     10,229,199
Royal Bank of Scotland
   Group plc ......................      465,918     10,989,662
WPP Group plc .....................      459,000      5,982,333
                                                   ------------
                                                    100,258,497



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES D (GLOBAL) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
UNITED STATES - 38.9%
Affymetrix, Inc.* .................       44,000   $  3,275,250
ALZA Corporation* .................      158,800      6,749,000
America Online, Inc.* .............       58,100      2,021,880
American Express Company ..........       88,950      4,886,691
American Home Products
   Corporation ....................      124,400      7,905,620
American International
   Group, Inc. ....................       85,575      8,434,486
Amgen, Inc.* ......................       89,000      5,690,438
Bank One Corporation ..............      237,100      8,683,788
Best Buy Company* .................       55,200      1,631,850
C.R. Bard, Inc. ...................      142,200      6,621,188
Cabletron Systems, Inc.* ..........      174,200      2,623,888
Cadence Design Systems, Inc.* .....    1,059,700     29,141,750
Circuit City Stores-
   Circuit City Group .............      441,100      5,072,650
Citigroup, Inc. ...................      115,733      5,909,616
Fannie Mae ........................      145,400     12,613,450
First Union Corporation ...........       37,400      1,040,188
Gilead Sciences, Inc.* ............      102,000      8,459,625
Hasbro, Inc. ......................      269,600      2,864,500
Human Genome Sciences, Inc.* ......       66,600      4,616,213
International Business
   Machines Corporation ...........       55,000      4,675,000
International Flavors &
   Fragrances, Inc. ...............      296,300      6,018,594
International Game Technology* ....      128,300      6,158,400
Intuit, Inc.* .....................       46,200      1,822,012
Lehman Brothers Holdings, Inc. ....       84,300      5,700,787
Manpower, Inc. ....................      181,700      6,904,600
MBNA Corporation ..................      240,700      8,890,856
Merck & Company, Inc. .............       66,800      6,254,150
Millennium Pharmaceuticals,
   Inc.* ..........................       48,600      3,007,125
National Semiconductor
    Corporation* ..................      341,900      6,880,737
Oracle Corporation* ...............       98,500      2,862,656
Pfizer, Inc. ......................       90,800      4,176,800
QUALCOMM, Inc.* ...................       89,720      7,373,862
Quintiles Transnational
   Corporation* ...................      266,600      5,581,937
Sanmina Corporation* ..............       26,900      2,061,212
Scientific-Atlanta, Inc. ..........       63,530      2,068,696
Solectron Corporation* ............       64,400      2,183,160
Sun Microsystems, Inc.* ...........       54,120      1,508,595
Sybase, Inc.* .....................      314,400      6,229,050
WorldCom, Inc.* ...................      112,300      1,572,200
                                                   ------------
                                                    220,172,500
                                                   ------------
   Total common stocks - 98.2% ...................  555,558,710

                                       PRINCIPAL       MARKET
REPURCHASE AGREEMENT                    AMOUNT          VALUE
--------------------                   ---------       ------
REPURCHASE AGREEMENT - 1.8%
State Street, 4.25%, 01-02-01
   (Collateralized by USTB,
      8.875% - 2017 with a value
      of $10,618,522) .............  $10,404,531   $ 10,404,531
                                                   ------------
   Total investments - 100.0% ...................   565,963,241
   Liabilities, less cash and other
       assets - 0.0% ............................       (13,051)
                                                   ------------
   Total net assets - 100.0% ....................  $565,950,190
                                                   ============

      At December 31, 2000, Series D's investment concentration by industry was as follows:

      Advertising .......................    1.1%
      Aerospace/Defense .................    0.4%
      Automobiles .......................    3.1%
      Banks & Credit ....................    5.4%
      Beverages .........................    1.8%
      Broadcast Media ...................    2.1%
      Building & Construction ...........    1.1%
      Communications ....................    1.3%
      Computer Software .................    5.8%
      Computer Systems ..................    3.1%
      Cosmetics .........................    2.1%
      Electrical Equipment ..............    2.4%
      Electronics .......................    1.8%
      Entertainment .....................    1.6%
      Financial Services ................    8.6%
      Food Wholesalers ..................    1.3%
      Health Care .......................    8.2%
      Hotel/Motel .......................    0.5%
      Household Products ................    4.1%
      Insurance .........................    3.6%
      Machinery .........................    0.6%
      Manufacturing .....................    1.6%
      Medical ...........................    1.5%
      Natural Gas .......................    0.3%
      Office Equipment ..................    1.2%
      Oil ...............................    3.0%
      Pharmaceuticals ...................   10.7%
      Publishing ........................    4.1%
      Retail ............................    1.3%
      Semiconductors ....................    1.4%
      Services ..........................    4.7%
      Telecommunications ................    7.7%
      Transportation ....................    0.7%
      Repurchase agreements .............    1.8%
                                           -----
                                           100.0%

The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

* Non-income producing security

ADR (American Depositary Receipt)


                             See accompanying notes.

[CLOCK]

SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 2001

[T. ROWE PRICE LOGO]

SUBADVISOR,
T. ROWE PRICE ASSOCIATES, INC.

     [PHOTO]

Edmund M. Notzon
Portfolio Manager

TO OUR CONTRACTHOLDERS:

U.S. stocks tumbled in the year just completed, amid signs of a slowing economy and a dimmer profit outlook for many industries. This ended a five-year streak of double-digit annual gains for major stock indexes. Except for the high yield sector, bond performance was strong as interest rates declined and inflation risks diminished. International stocks fell, but a weaker dollar in the fourth quarter mitigated losses for U.S. investors.

In this mixed investment environment the Managed Asset Allocation Series of SBL Fund returned -0.90% for the twelve months, compared with a -0.99% return for its blended benchmark.(1) The benchmark is comprised of 40% Lehman Brothers Aggregate Bond Index and 60% S&P 500 Stock Index.

PERFORMANCE OF VARIOUS MARKET SECTORS

Investment grade bonds were the top-performing sector within the portfolio for the last twelve months. Our investment grade fixed income allocation also helped buffer the portfolio from equity market volatility. Small cap stocks underperformed during the equity market weakness of the fourth quarter, but showed solid returns over the year as a whole. Our foreign allocation reduced overall performance for the year due in large part to the weakness in the European Monetary Union's fledgling currency, the euro.

The asset allocation targets for the overall structure of the Series was unchanged over the course of 2000. We remain overweighted in international equities, which we believe represent attractive value. Given their growth potential, we also feel that small cap stocks remain undervalued relative to their large cap counterparts. With increasing stock market volatility, our asset allocation remains slightly underweighted in equities versus fixed income.

A CHALLENGING YEAR AHEAD

We believe 2001 will be a challenging year for the stock market. Economic growth will probably remain below 3%, and the Federal Reserve is likely to be cautious rather than aggressive in reducing short term interest rates. In this environment, companies with steady earnings growth and sound finances are likely to perform best. Stocks of high growth companies may remain volatile amid weaker demand, rising debt burdens, and earnings shortfalls. Bond performance should remain favorable, with high quality issues likely to outperform lower quality in the near term. Foreign equity markets may languish as global growth softens, but returns could be augmented by a weaker U.S. dollar.

In this environment we remain optimistic about the long term prospects for stock and bond returns. Nevertheless, this year's heightened stock market volatility and rapid shifts in market leadership reinforce the need for the broadly diversified investment strategy that the Managed Asset Allocation Series offers.


Sincerely,

Edmund M. Notzon
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

[CLOCK]

SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                                                  Since
                                                Inception
                    1 Year        5 Years       (6-1-95)
Series N            (0.90%)       11.46%         11.60%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES N VS BLENDED INDEX &
                                  S&P 500 INDEX

            SBL N SERIES       S&P 500 INDEX         SERIES N BLENDED INDEX

  DATE          VALUE              VALUE                    VALUE
  6/1/95       10,000             10,000                    10,000
12/31/95       10,730             11,711                    11,302
12/31/96       12,103             14,399                    13,001
12/31/97       14,334             19,203                    16,073
12/31/98       16,975             24,690                    19,445
12/31/99       18,628             29,888                    21,777
12/31/00       18,460             27,167                    21,563

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series N. On December 31, 2000, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $18,460. By comparison, the same $10,000 investment would have grown to $21,563 based on a blended index of 60% S&P 500 and 40% Lehman Aggregate Bond Index. Comparison is also made to the S&P 500 Index. The same $10,000 investment would have grown to $27,167 based on the S&P 500 Index.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION)

                                       PRINCIPAL       MARKET
CORPORATE BONDS                          AMOUNT         VALUE
---------------                        ---------       ------
AEROSPACE/DEFENSE - 0.3%
Raytheon Company,
   6.50% - 2005 .....................   $250,000     $  249,687

AIRLINES - 0.2%
Delta Airlines, 7.70% - 2005 ........    200,000        197,750

AUTOMOTIVE - 0.1%
Lear Corporation, 7.96% - 2005 ......     50,000         47,188
Venture Holdings Trust,
   11.00% - 2007 ....................     50,000         20,000
                                                     ----------
                                                         67,188

BANKING - 1.3%
Bankers Trust - NY, 7.25% - 2003 ....    100,000        101,625
Capital One Bank Series BKNT,
   8.25% - 2005 .....................    150,000        151,687
MBNA America Bank NA,
   7.75% - 2005 .....................    150,000        151,125
National Australia Bank,
   8.60% - 2010 .....................    125,000        138,594
State Street Corporation,
   7.65% - 2010 .....................    135,000        143,775
Washington Mutual, Inc.,
   8.25% - 2010 .....................    200,000        211,500
Wells Fargo and Company,
   7.25% - 2005 .....................    250,000        260,312
                                                     ----------
                                                      1,158,618

BASIC INDUSTRY - OTHER - 0.1%
Westinghouse Air Brake,
   9.375% - 2005 ....................     75,000         66,750

BROKERAGE - 0.2%
Morgan Stanley Dean Witter
   Group, 5.625% - 2004 .............    200,000        196,000

BUILDING MATERIALS - 0.1%
ABC Supply Company (Series B),
   10.625% - 2007 ...................    100,000         79,000
Associated Materials Inc.,
   9.25% - 2008 .....................     50,000         47,500
                                                     ----------
                                                        126,500

CAPITAL GOODS - OTHER - 0.1%
International Wire Group,
   11.75% - 2005 ....................    100,000         97,500

CHEMICALS - 0.0%
Koppers Industry, Inc.,
   9.875% - 2007 ....................     50,000         47,250

CONSUMER NONCYCLICAL - OTHER - 0.1%
Coinmach Corporation
   (Series D), 11.75% - 2005 ........     50,000         49,875

CONSUMER PRODUCTS - 0.1%
Chattem, Inc., 12.75% - 2004 ........     50,000         49,000
Doane Pet Care Company,
   9.75% - 2007 .....................     61,000         45,750
Holmes Products Corporation,
   9.875% - 2007 ....................     50,000         22,000
                                                      ---------
                                                        116,750

DISTRIBUTORS - 0.1%
L-3 Communications Corporation,
   10.375% - 2007 ...................     50,000         51,500

ELECTRIC UTILITY - 0.9%
CMS Energy Corporation,
   9.875% - 2007 ....................     75,000         78,094
Entergy Louisiana, Inc.,
   6.50% - 2008 .....................    500,000        493,750
Midwest Power System,
   7.125% - 2003 ....................    140,000        142,450
Orion Power Holdings, Inc.,
   12.00% - 2010 ....................     75,000         81,375
Southern California Edison,
   6.50% - 2001 .....................     50,000         48,188
                                                      ---------
                                                        843,857

ENERGY - OTHER - 0.2%
Universal Compression,
   0.00% - 2008(1) ..................    250,000        205,000

ENTERTAINMENT - 0.6%
Bally Total Fitness Holding,
   9.875% - 2007 ....................    150,000        139,125
Cinemark USA, Inc. (Series B),
   8.50% - 2008 .....................     50,000         29,500
Premier Parks, Inc., 9.75% - 2007 ...    100,000         97,000
Six Flags Entertainment,
   8.875% - 2006 ....................     50,000         47,062
Speedway Motorsports, Inc.,
   8.50% - 2007 .....................    150,000        147,188
Time Warner Entertainment,
   7.25% - 2008 .....................    100,000        103,000
                                                      ---------
                                                        562,875

FINANCIAL INSTITUTIONS - 0.5%
Lehman Brothers, Inc.,
   7.25% - 2003 .....................    350,000        355,250
Salomon, Inc., 6.75% - 2003 .........    100,000        100,875
                                                      ---------
                                                        456,125

FINANCIAL - OTHER - 0.2%
Ford Motor Credit Company,
   7.5% - 2005 ......................    150,000        153,187



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------             ---------      ------
FOOD - 0.5%
B&G Foods, Inc., 9.625% - 2007 ......  $  25,000      $  16,063
Foodmaker Corporation 1993A,
    9.75% - 2003 ....................     30,000         30,000
Kroger Company, 8.05% - 2010 ........    200,000        215,000
McDonald's Corporation,
   6.625% - 2005 ....................     50,000         50,562
Price/Costco, Inc., 7.125% - 2005 ...    100,000        101,375
                                                      ---------
                                                        413,000

GAMING - 0.6%
Argosy Gaming Company,
   10.75% - 2009 ....................     25,000         26,063
Harrahs Operating, Inc.,
   7.875% -2005 .....................    100,000         99,500
International Game Technology,
   8.375% - 2009 ....................    150,000        149,625
Isle of Capri Casinos,
   8.75% - 2009 .....................     25,000         22,125
Mohegan Tribal Gaming,
   8.125% - 2006 ....................    150,000        150,375
Station Casinos,  Inc.,
   10.125% - 2006 ...................     75,000         77,625
                                                      ---------
                                                        525,313

HEALTHCARE - 0.4%
Lifepoint Hospitals Holdings,
   10.75% - 2009 ....................    150,000        162,750
Owens & Minor, Inc.,
   10.875% - 2006 ...................     25,000         26,000
Quest Diagnostic, Inc.,
   10.75% - 2006 ....................     25,000         26,312
Tenet Healthcare Corporation,
   8.00% - 2005 .....................    150,000        151,875
                                                      ---------
                                                        366,937

HOME CONSTRUCTION - 0.1%
Lennar Corporation (Series B),
   9.95% - 2010 .....................     50,000         51,000

INSURANCE - 0.1%
New York Life Insurance,
   7.50% - 2023 .....................    100,000         89,125

INTERNET & DATA - 0.1%
Exodus Communications,
   10.75% - 2009 ....................     75,000         64,500

LIFE - 0.3%
AIG Sumamerica Global
   Financing II, 7.60% - 2005 .......    250,000        264,688

LODGING - 0.1%
Courtyard by Marriott,
   10.75% - 2008 ....................    100,000        101,000

MEDIA - CABLE - 0.8%
Charter Communications
   Holdings LLC, 8.25% - 2007 .......     75,000         67,875
Classic Cable, Inc.,
   9.375% - 2009 ....................    150,000         67,500
Comcast Cable Communications,
   8.125% - 2004 ....................    100,000        104,125
Cox Communications, Inc.,
   7.875% - 2009 ....................    150,000        156,562
Frontiervision,
   11.00% - 2006 ....................     50,000         45,750
   0.00% - 2007(1) ..................     50,000         43,000
NTL, Inc.,
   0.00% - 2006(1) ..................     50,000         43,500
   11.875% - 2010 ...................     50,000         44,500
Northland Cable Television,
   10.25% - 2007 ....................    100,000         67,000
Pegasus Communications,
   9.625% - 2005 ....................     75,000         69,750
                                                      ---------
                                                        709,562

MEDIA - NONCABLE - 0.3%
Chancellor Media Corporation,
   8.00% - 2008 .....................     50,000         50,313
Hollinger International Publishing,
   9.25% - 2007 .....................     50,000         50,000
Sinclair Broadcast Group,
   8.75% - 2007 .....................     75,000         67,125
Sun Media Corporation,
   9.50% - 2007 .....................     32,000         31,080
Yankeesnets LLC/Yankeesnets
   Capital,  Inc., 12.75% - 2007 ....     50,000         48,250
Ziff Davis Media, Inc.,
   12.00% - 2010 ....................     25,000         19,625
                                                      ---------
                                                        266,393

METALS - 0.3%
Alcoa, Inc., 7.375% - 2010 ..........    150,000        158,437
Bethlehem Steel, 10.375% - 2003 .....     50,000         34,000
Freeport McMoran Resources,
    7.00% - 2008 ....................     50,000         46,750
                                                      ---------
                                                        239,187

NATURAL GAS - 0.2%
Energy Corporation of America,
   9.50% - 2007 .....................     25,000         19,813
Nuevo Energy Company,
   9.50% - 2008 .....................    148,500        149,985
                                                      ---------
                                                        169,798

NONCAPTIVE - CONSUMER - 0.1%
Household Financing Corporation,
   8.00% - 2005 .....................    100,000        105,000



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------             ---------      ------
OIL FIELD SERVICES - 0.2%
Comstock Resources, Inc.,
   11.25% - 2007 ....................  $  50,000    $    51,875
Ocean Energy, Inc.,
   8.375% - 2008 ....................     75,000         76,312
Pride Petroleum Services, Inc.,
   9.375% - 2007 ....................     50,000         51,500
                                                    -----------
                                                        179,687

PACKAGING - 0.2%
Bway Corporation (Series B),
   10.25% - 2007 ....................     50,000         45,750
Consolidated Container,
   10.125% - 2009 ...................     75,000         66,375
Container Corporation of America,
   10.75% - 2002 ....................    100,000        101,125
                                                    -----------
                                                        213,250

PAPER - 0.9%
International Paper Company,
   6.875% - 2029 ....................    500,000        436,875
Packaging Corporation of America,
   9.625% - 2009 ....................    150,000        154,875
Repap New Brunswick,
   11.50% - 2004 ....................     25,000         27,875
Riverwood International,
   10.25% - 2006 ....................    150,000        149,625
                                                    -----------
                                                        769,250

RETAILERS - 0.1%
AFC Enterprises, 10.25% - 2007 ......     50,000         47,000

SERVICES - 0.1%
Allied Waste North America, Inc.,
   7.625% - 2006 ....................     50,000         47,375
Dyncorp, Inc., 9.50% - 2007 .........     25,000         20,500
                                                    -----------
                                                         67,875

SUPERMARKETS - 0.0%
Jitney-Jungle Stores,
   0.00% - 2006(1) ..................     75,000            563

TECHNOLOGY - 0.1%
Amkor Technologies, Inc.,
   9.25% - 2006 .....................     75,000         70,687
ASAT Finance LLC, 12.5% - 2006 ......     48,750         45,825
Global Imaging Systems,
   10.75% - 2007 ....................     25,000         17,750
                                                    -----------
                                                        134,262

TELECOMMUNICATIONS - 3.6%
Alaska Communications Systems,
   9.375% - 2009 ....................     70,000         58,625
AT&T Corporation, 6.50% - 2029 ......    500,000        400,000
Centurytel, Inc. (Series H),
   8.375% - 2010 ....................    250,000        260,313
Dobson Communications,
   10.875% - 2010 ...................     50,000         49,250
Focal Communications,
   11.875% - 2010 ...................     25,000         17,000
Insight Midwest, 10.50% - 2010 ......    150,000        155,625
Intermedia Communications, Inc.,
   0.00% - 2007(1) ..................    100,000         60,000
Lucent Technologies, Inc.,
   6.90% - 2001 .....................    100,000         98,875
McLeodUSA, Inc., 0.00% - 2007(1) ....     75,000         62,250
Metromedia Fiber Network,
   10.00% - 2008 ....................    150,000        124,500
Nextel Communications,
   0.00% - 2007(1) ..................    200,000        148,000
Nextlink Communications,
   0.00% - 2009(1) ..................    165,000         79,200
Price Communications Wireless,
   9.125% - 2006 ....................    100,000        101,250
Qwest Communications International,
   0.00% - 2007(1) ..................     50,000         45,813
   7.50% - 2008 .....................     50,000         50,375
Sprint Capital Corporation,
   6.125% - 2008 ....................    500,000        445,625
Time Warner Telecom LLC,
   9.75% - 2008 .....................     25,000         23,000
Triton PCS,  Inc, 0.00% - 2008(1) ...    200,000        158,000
Verizon Global Funding
   Corporation, 6.75% - 2005 ........    150,000        151,046
Voicestream Wireless Corporation,
   10.375% - 2009 ...................    150,000        160,687
WorldCom, Inc., 8.25% - 2010 ........    500,000        513,750
                                                    -----------
                                                      3,163,184

TEXTILE - 0.1%
Dan River, Inc., 10.125% - 2003 .....     50,000         38,500
Westpoint Stevens, Inc.,
   7.875% - 2005 ....................     50,000         37,250
                                                    -----------
                                                         75,750

TRANSPORTATION - OTHER - 0.2%
Allied Holdings, Inc.,
   8.625% - 2007 ....................     75,000         54,750
Avis Rent A Car, Inc.,
   11.00% - 2009 ....................    100,000        107,750
                                                    -----------
                                                        162,500

UTILITY - OTHER - 0.4%
California Infracture PG &E,
   6.42% - 2008 .....................    400,000        403,656
                                                    -----------
   Total corporate bonds - 14.9% ................    13,228,892



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
ADVERTISING - 0.1%
ACNielsen Corporation* ..............        800      $  29,000
Omnicom Group, Inc. .................        600         49,725
TMP Worldwide, Inc.* ................        300         16,500
True North Communications, Inc. .....        300         12,750
                                                      ---------
                                                        107,975

AEROSPACE & DEFENSE - 0.7%
Gencorp, Inc. .......................        800          7,700
Honeywell International, Inc. .......      9,687        458,316
Litton Industries, Inc.* ............        500         39,344
Lockheed Martin Corporation .........      1,100         37,345
Precision Castparts Corporation .....        800         33,650
Primex Technologies, Inc. ...........        200          6,375
Raytheon Company (Cl. B) ............        679         21,091
                                                      ---------
                                                        603,821

AGRICULTURAL PRODUCTS - 0.0%
Delta and Pine Land Company .........        300          6,281

AIR FREIGHT & COURIERS - 0.1%
CNF Transportation, Inc. ............      1,200         40,575
EGL, Inc.* ..........................        700         16,756
Expeditors International of
   Washington, Inc. .................        200         10,738
FedEx Corporation* ..................        600         23,976
Forward Air Corporation* ............        200          7,463
United Parcel Services, Inc. ........        200         11,763
                                                      ---------
                                                        111,271

AIRLINES - 0.1%
Delta Air Lines, Inc. ...............        500         25,094
Northwest Airlines Corporation* .....        700         21,088
Skywest, Inc. .......................        600         17,250
Southwest Airlines Company ..........      1,600         53,648
                                                      ---------
                                                        117,080

ALTERNATIVE CARRIERS - 0.0%
Metromedia Fiber Network, Inc.* .....        800          8,100
NTL, Inc.* ..........................        900         21,544
                                                      ---------
                                                         29,644

ALUMINUM - 0.1%
Alcoa, Inc. .........................      2,600         87,100

APPAREL & ACCESSORIES - 0.0%
Jones Apparel Group, Inc.* ..........        800         25,750
Liz Claiborne, Inc. .................        200          8,325
                                                      ---------
                                                         34,075

APPAREL RETAIL - 0.1%
Abercrombie & Fitch Company* ........      1,000         20,000
AnnTaylor Stores Corporation* .......        400          9,975
Gap, Inc. ...........................      2,612         66,606
TJX Companies, Inc. .................      1,100         30,525
                                                      ---------
                                                        127,106

APPLICATION SOFTWARE - 0.5%
Actuate Corporation* ................        300          5,737
Barra, Inc.* ........................        300         14,138
Cadence Design Systems, Inc.* .......        800         22,000
E.piphany, Inc.* ....................        150          8,091
Electronic Arts, Inc.* ..............      1,200         51,150
I2 Technologies, Inc.* ..............        600         32,625
Internet Security Systems, Inc.* ....        400         31,400
Intuit, Inc.* .......................        300         11,831
Macromedia, Inc.* ...................        400         24,300
Manugistics Group, Inc.* ............        200         11,400
National Instruments, Inc.* .........        200          9,713
Natural Microsystems
   Corporation* .....................        400          3,950
NETIQ Corporation* ..................        100          8,738
Nvidia Corporation* .................        200          6,553
Peregrine Systems, Inc.* ............        700         13,825
Rational Software Corporation* ......        500         19,469
RSA Security, Inc.* .................        100          5,288
Siebel Systems, Inc.* ...............      1,700        115,175
Tibco Software, Inc.* ...............        400         19,175
Verity, Inc.* .......................        200          4,813
                                                      ---------
                                                        419,371

AUTO PARTS & EQUIPMENT - 0.1%
ArvinMeritor, Inc. ..................        500          5,688
Delphi Automotive Systems
   Corporation ......................      2,026         22,793
Federal Signal Corporation ..........      1,000         19,625
Lear Corporation* ...................        300          7,444
Modine Manufacturing Company ........        300          6,225
Visteon Corporation .................        418          4,807
                                                      ---------
                                                         66,582

AUTOMOBILE MANUFACTURERS - 0.2%
Ford Motor Company ..................      4,974        116,578
General Motors Corporation ..........        700         35,656
                                                      ---------
                                                        152,234



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
BANKS - 2.7%
Astoria Financial Corporation .......        900     $   48,881
Bank of America Corporation .........      4,355        199,786
Bank of New York
   Company, Inc. ....................      2,300        126,931
Bank United Corporation .............        200         13,638
Chase Manhattan Corporation .........      4,686        212,920
City National Corporation ...........        500         19,406
Compass Bancshares, Inc. ............      1,200         28,650
Dime Bancorp, Inc. ..................      1,400         41,388
Fifth Third Bancorp .................      4,837        289,011
First Tennessee National
   Corporation ......................      1,200         34,725
First Union Corporation .............      5,000        139,063
First Virginia Banks, Inc. ..........        500         24,000
FleetBoston Financial
   Corporation ......................        921         34,595
Golden West Financial
   Corporation ......................        800         54,000
GreenPoint Financial
   Corporation ......................        800         32,750
Hibernia Corporation ................      1,500         19,125
M&T Bank Corporation ................        200         13,600
Marshall & Ilsley Corporation .......        300         15,249
Mellon Financial Corporation ........      6,700        329,556
Mercantile Bankshares
   Corporation ......................        900         38,869
National Commerce Bancorp ...........      1,225         30,319
North Fork Bancorporation, Inc. .....      1,200         29,475
Silicon Valley Bancshares* ..........        400         13,825
Southtrust Corporation ..............      1,900         77,306
Synovus Financial Corporation .......      1,600         43,100
TCF Financial Corporation ...........      1,300         57,931
UCBH Holdings, Inc. .................      1,000         46,625
Valley National Bancorp .............      1,300         43,306
Washington Mutual, Inc. .............        900         47,756
Wells Fargo & Company ...............      3,700        206,044
Wilmington Trust Corporation ........        500         31,031
Zions Bancorporation ................        600         37,463
                                                     ----------
                                                      2,380,324

BIOTECHNOLOGY - 1.0%
Abgenix, Inc.* ......................        400         23,625
Affymetrix, Inc.* ...................        800         59,550
Amgen, Inc.* ........................      2,700        172,631
Applera Corporation -
   Celera Genomics* .................        200          7,188
Celgene Corporation* ................        100          3,250
Cephalon, Inc.* .....................         95          6,015
COR Therapeutics, Inc.* .............        200          7,025
Enzon, Inc.* ........................        300         18,619
Genentech, Inc.* ....................      1,500        122,250
Genzyme Corporation* ................        400         35,975
Gilead Sciences, Inc.* ..............        400         33,175
Human Genome Sciences, Inc.* ........        600         41,588
Idec Pharmaceuticals
   Corporation* .....................        100         18,956
Immunex Corporation* ................      2,300         93,438
Incyte Genomics, Inc.* ..............        400          9,950
Invitrogen Corporation* .............        416         35,932
Medarex, Inc.* ......................        100          4,075
Medimmune, Inc.* ....................      1,500         71,531
Millennium Pharmaceuticals* .........        700         43,313
Myriad Genetics, Inc.* ..............        100          8,275
Protein Design Labs, Inc.* ..........        100          8,688
Sepracor, Inc.* .....................        100          8,013
Techne Corporation* .................        600         21,638
Vertex Pharmaceuticals, Inc.* .......        100          7,150
                                                     ----------
                                                        861,850

BREWERS - 0.1%
Anheuser-Busch Companies, Inc. ......      2,400        109,200

BROADCASTING & CABLE TV -  0.7%
AT&T Corporation -
   Liberty Media Corporation* .......     10,900        147,831
Cablevision Systems
   Corporation* .....................        200         16,988
Chapter Communications, Inc.* .......        800         18,150
Clear Channel
   Communications, Inc.* ............        900         43,594
Comcast Corporation * ...............      2,400        100,200
Cox Communications, Inc.* ...........      1,200         55,875
General Motors (Cl. H)* .............      2,818         64,814
Hispanic Broadcasting
   Corporation* .....................      1,100         28,050
Infinity Broadcasting Corporation* ..      1,000         27,938
Radio One, Inc. (Cl. D)* ............      4,300         47,300
UnitedGlobalCom, Inc.* ..............        300          4,088
Univision Communications, Inc.* .....        700         28,656
Westwood One, Inc.* .................        300          5,794
                                                     ----------
                                                        589,278

BUILDING PRODUCTS - 0.1%
Masco Corporation ...................      1,400         35,962
York International Corporation ......        300          9,206
                                                     ----------
                                                         45,168


                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
CASINOS & GAMING - 0.1%
International Game Technology* ......        400       $ 19,200
Mandalay Resort Group* ..............      1,300         28,519
                                                       --------
                                                         47,719

COMMERCIAL PRINTING - 0.1%
Banta Corporation ...................        800         20,336
Donnelly (R.R) & Sons Company .......      1,000         27,000
                                                       --------
                                                         47,336

COMPUTER & ELECTRONICS RETAIL - 0.0%
Circuit City Stores -
   Circuit City Group ...............      1,000         11,500

COMPUTER HARDWARE - 0.6%
Compaq Computer Corporation .........      5,456         82,113
Dell Computer Corporation* ..........      6,700        117,250
Hewlett-Packard Company .............      4,700        148,344
International Business
   Machines Corporation .............      2,300        195,500
Sycamore Networks, Inc.* ............        500         18,750
                                                       --------
                                                        561,957

COMPUTER STORAGE & PERIPHERALS - 0.6%
EMC Corporation* ....................      6,800        452,200
Lexmark Internation, Inc.* ..........      1,100         48,744
Quantum Corporation -
   Hard Disk Drive* .................        700          5,600
Sandisk Corporation* ................        200          5,563
Storage Technology Corporation* .....      1,000          9,000
                                                       --------
                                                        521,107

CONSTRUCTION & ENGINEERING - 0.1%
Granite Construction, Inc. ..........        700         20,256
Jacobs Engineering Group, Inc.* .....        400         18,475
Quanta Services, Inc.* ..............        200          6,438
                                                       --------
                                                         45,169

CONSTRUCTION & FARM MACHINERY - 0.0%
AGCO Corporation ....................        600          7,275

CONSTRUCTION MATERIALS - 0.0%
Martin Marietta Materials, Inc. .....        800         33,840

CONSUMER FINANCE - 0.3%
Capital One Financial
   Corporation ......................        600         39,487
Countrywide Credit
   Industries, Inc. .................        300         15,075
Household International, Inc. .......      1,300         71,500
MBNA Corporation ....................      1,300         48,019
Providian Financial Corporation .....      1,400         80,500
                                                       --------
                                                        254,581

DATA PROCESSING SERVICES - 0.2%
Automatic Data Processing, Inc. .....        800         50,650
Factset Research System, Inc. .......        200          7,414
First Data Corporation ..............      1,400         73,762
Fiserv, Inc.* .......................      1,200         56,925
Galileo International, Inc. .........        800         16,000
Probusiness Services, Inc.* .........        200          5,312
                                                       --------
                                                        210,063

DEPARTMENT STORES  - 0.2%
Federated Department
   Stores, Inc.* ....................      1,300         45,500
Kohl's Corporation* .................      1,000         61,000
May Department Stores Company .......      1,350         44,213
Neiman Marcus Group, Inc.* ..........        900         32,006
Nordstrom, Inc. .....................      1,000         18,187
                                                       --------
                                                        200,906

DIVERSIFIED CHEMICALS - 0.3%
Dow Chemical Company ................      2,400         87,900
E.I. du Pont de Nemours &
   Company ..........................      2,951        142,570
FMC Corporation* ....................        600         43,013
Olin Corporation ....................        400          8,850
                                                       --------
                                                        282,333

DIVERSIFIED COMMERICAL SERVICES - 0.3%
Block H & R, Inc. ...................        600         24,825
Checkfree Corporation* ..............        200          8,612
Cintas Corporation ..................        500         26,594
Concord EFS, Inc.* ..................      1,700         74,694
DiamondCluster
   International, Inc.* .............        100          3,050
Dun & Bradstreet Corporation* .......        200          5,175
IMS Health, Inc. ....................      1,000         27,000
Iron Mountain, Inc.* ................        200          7,425
Learning Tree International* ........        300         14,850
Pittston Brink's Group ..............        300          5,962
Viad Corporation ....................      1,800         41,400
                                                       --------
                                                        239,587



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
DIVERSIFIED FINANCIAL SERVICES - 2.5%
Affiliated Managers Group, Inc.* ....        300     $   16,462
American Express Company ............      3,100        170,306
Bear Stearns Companies, Inc. ........        376         19,059
Citigroup, Inc. .....................     14,173        723,709
Eaton Vance Corporation .............        600         19,350
Edwards (A.G.), Inc. ................        900         42,694
Fannie Mae ..........................      3,100        268,925
Federated Investors, Inc. (Cl.B) ....        600         17,475
Franklin Resources, Inc. ............        900         34,290
Freddie Mac .........................      2,300        158,412
Goldman Sachs Group, Inc. ...........      2,400        256,650
J.P. Morgan & Company, Inc. .........        500         82,750
Legg Mason, Inc. ....................        300         16,350
Merrill Lynch & Company, Inc. .......      1,600        109,100
Moody's Corporation .................        400         10,275
Morgan Stanley Dean
   Witter & Company .................      2,460        194,955
USA Education, Inc. .................        400         27,200
Waddell & Reed Financial, Inc. ......        700         26,337
                                                     ----------
                                                      2,194,299

DIVERSIFIED METAL & MINING - 0.1%
Brush Engineered Materials, Inc. ....        600         12,112
Phelps Dodge Corporation ............        700         39,069
                                                     ----------
                                                         51,181

DRUG RETAIL - 0.1%
CVS Corporation .....................        700         41,956
Walgreen Company ....................      1,800         75,263
                                                     ----------
                                                        117,219

ELECTRIC UTILITIES - 1.0%
Allegheny Energy, Inc. ..............        300         14,456
Calpine Corporation* ................        500         22,531
DPL, Inc. ...........................      1,500         49,781
Duke Energy Corporation .............      1,500        127,875
Energy East Corporation* ............        700         13,781
Entergy Corporation .................      1,000         42,313
Exelon Corporation ..................      2,487        174,612
IDACORP, Inc. .......................        400         19,625
IPALCO Enterprises, Inc. ............        500         12,094
Kansas City Power & Light
   Company ..........................      1,100         30,181
Niagra Mohawk Holdings, Inc.* .......      9,700        161,869
OGE Energy Corporation ..............        800         19,550
Potomac Electric Power Company ......      1,300         32,123
Reliant Energy, Inc. ................      1,000         43,313
TECO Energy, Inc. ...................        600         19,425
TXU Corporation .....................      1,100         48,744
Wisconsin Energy Corporation ........      1,400         31,587
                                                     ----------
                                                        863,860

ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
Asyst Technologies, Inc.* ...........        400          5,375
Comdisco, Inc. ......................      1,500         17,156
Cooper Industries, Inc. .............        800         36,750
Hubbell, Inc. (Cl. B) ...............        700         18,550
Littlefuse, Inc.* ...................        200          5,725
Plexus Corporation* .................        400         12,156
Rockwell International
   Corporation ......................        700         33,338
Symbol Technologies, Inc. ...........        500         18,000
Tecumseh Products Company ...........        400         16,775
Vishay Intertechnology, Inc.* .......        200          3,025
                                                     ----------
                                                        166,850

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
Arrow Electronics, Inc.* ............      1,500         42,937
DDI Corporation* ....................        100          2,725
Diebold, Inc. .......................        700         23,363
Harmon International
   Industries, Inc. .................        200          7,300
Jabil Circuit, Inc.* ................      4,700        119,262
Kemet Corporation* ..................        300          4,538
Kopin Corporation* ..................        700          7,744
Newport Corporation .................        200         15,722
SCI Systems, Inc.* ..................      5,300        139,787
Solectron Corporation* ..............      4,900        166,110
Tech Data Corporation* ..............      2,000         54,094
Varian, Inc.* .......................        500         16,938
Waters Corporation* .................      2,200        183,700
                                                     ----------
                                                        784,220

EMPLOYMENT SERVICES - 0.1%
Heidrick & Struggles
   International, Inc.* .............        100          4,206
Manpower, Inc. ......................      1,000         38,000
Robert Half International, Inc.* ....        500         13,250
                                                     ----------
                                                         55,456

ENVIRONMENTAL SERVICES -  0.2%
Republic Services, Inc.* ............        500          8,594
Tetra Tech, Inc.* ...................        400         12,750
Waste Management, Inc. ..............      5,812        161,283
                                                     ----------
                                                        182,627

FERTILIZERS & AGRICULTURAL CHEMICALS - 0.0%
IMC Global, Inc. ....................      1,600         24,900

FOOD RETAIL - 0.3%
Albertson's, Inc. ...................      1,093         28,964
Kroger Company* .....................      4,900        132,606
Safeway, Inc.* ......................      2,100        131,250
                                                     ----------
                                                        292,820

FOOTWEAR - 0.1%
Nike, Inc. (Cl.B) ...................      1,000         55,812



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
FOREST PRODUCTS - 0.1%
Deltic Timber Corporation ...........        100       $  2,388
Georgia-Pacific (Timber Group) ......        800         23,950
Rayonier, Inc. ......................        400         15,925
Weyerhaeuser Company ................      1,000         50,750
                                                       --------
                                                         93,013

GAS UTILITIES - 0.1%
Energen Corporation .................        200          6,438
MCN Energy Group, Inc. ..............      1,000         27,687
National Fuel Gas Company ...........        300         18,881
WGL Holdings, Inc. ..................        800         24,350
                                                       --------
                                                         77,356

GENERAL MERCHANDISE STORES - 1.0%
BJ's Wholesale Club, Inc.* ..........        400         15,350
CostCo Wholesale Corporation* .......        500         19,969
Dollar Tree Stores, Inc.* ...........        400          9,800
Family Dollar Stores, Inc. ..........      3,200         68,600
Ross Stores, Inc. ...................      1,400         23,625
Target Corporation ..................      3,400        109,650
Wal-Mart Stores, Inc. ...............     11,000        584,375
                                                       --------
                                                        831,369

GOLD - 0.0%
Battle Mountain Gold Company* .......      3,000          5,062
Newmont Mining Corporation ..........      1,500         25,594
                                                       --------
                                                         30,656

HEALTH CARE DISTRIBUTORS & SERVICES - 0.3%
Apria Healthcare Group, Inc.* .......        800         23,800
Bergen Brunswig Corporation .........      1,000         15,830
Cardinal Health, Inc. ...............        700         69,738
Gentiva Health Services, Inc.* ......        125          1,672
Laboratory Corporation of
   America Holdings* ................        100         17,600
Omnicare, Inc. ......................      4,200         90,825
Quest Diagnostics, Inc.* ............        100         14,200
                                                       --------
                                                        233,665

HEALTH CARE EQUIPMENT - 0.7%
Apogent Technologies, Inc.* .........      1,000         20,500
Applera Corporation -
   Applied Biosystems Group .........        800         75,250
Baxter International, Inc. ..........        900         79,481
Beckman Coulter, Inc. ...............      1,000         41,937
Coherent, Inc.* .....................        100          3,250
Cytyc Corporation* ..................        500         31,281
Dentsply International, Inc. ........        200          7,825
Guidant Corporation* ................      1,000         53,938
Hillenbrand Industries, Inc. ........        500         25,750
Medtronic, Inc. .....................      3,200        193,200
MiniMed, Inc.* ......................        200          8,406
St. Jude Medical, Inc.* .............        300         18,431
Varian Medical Systems, Inc.* .......        500         33,969
                                                       --------
                                                        593,218

HEALTH CARE FACILITIES - 0.1%
Health Management
   Associates, Inc.* ................      1,800         37,350
Quorum Health Group, Inc.* ..........      1,000         15,750
Tenet Healthcare Corporation ........        300         13,331
                                                       --------
                                                         66,431

HEALTH CARE SUPPLIES - 0.0%
Edwards LifeSciences Corporation* ...        180          3,195
Steris Corporation* .................      1,100         17,738
                                                       --------
                                                         20,933

HEAVY ELECTRICAL EQUIPMENT - 0.0%
Spectrasite Holdings, Inc.* .........        400          5,300

HOME FURNISHINGS - 0.0%
Furniture Brands
   International, Inc.* .............        500         10,531
Shaw Industries, Inc. ...............      1,400         26,512
                                                       --------
                                                         37,043

HOME IMPROVEMENT RETAIL - 0.4%
Home Depot, Inc. ....................      6,050        276,409
Lowe's Companies, Inc. ..............      1,000         44,500
                                                       --------
                                                        320,909

HOMEBUILDING - 0.0%
Lennar Corporation ..................        300         10,875
Toll Brothers, Inc.* ................        100          4,088
                                                       --------
                                                         14,963

HOTELS - 0.1%
Carnival Corporation ................      1,700         52,381
Marriott International, Inc. ........      1,000         42,250
Starwood Hotels & Resorts
   Worldwide, Inc. ..................        300         10,575
                                                       --------
                                                        105,206

HOUSEHOLD APPLIANCES - 0.0%
Black & Decker Corporation ..........        500         19,625

HOUSEHOLD PRODUCTS - 0.6%
Clorox Company ......................        700         24,850
Colgate-Palmolive Company ...........      1,600        103,280
Dial Corporation ....................      1,000         11,000
Kimberly-Clark Corporation ..........      1,300         91,897
Procter & Gamble Company ............      3,900        305,906
                                                       --------
                                                        536,933

HOUSEWARES & SPECIALTIES - 0.1%
Fortune Brands, Inc. ................      2,300         69,000
Lancaster Colony ....................        400         11,225
Newell Rubbermaid, Inc. .............        800         18,200
                                                       --------
                                                         98,425



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
INDUSTRIAL CONGLOMERATES - 2.1%
General Electric Company ..............   34,300     $1,644,256
ITT Industries, Inc. ..................    1,900         73,625
Matthews International
   Corporation ........................      300          9,469
Minnesota Mining &
   Manufacturing Company ..............      700         84,350
Teleflex, Inc. ........................      500         22,094
                                                     ----------
                                                      1,833,794

INDUSTRIAL GASES - 0.1%
Air Products & Chemicals, Inc. ........    1,200         49,200
Praxiar, Inc. .........................      700         31,062
                                                     ----------
                                                         80,262

INDUSTRIAL MACHINERY - 0.3%
Cognex Corporation* ...................      300          6,637
Danaher Corporation ...................      600         41,025
Flowserve Corporation .................      800         17,100
Harsco Corporation ....................      400          9,875
Illinois Tool Works, Inc. .............      400         23,825
Kaydon Corporation ....................      600         14,925
Mettler-Toledo International, Inc.* ...      300         16,313
Nordson Corporation ...................      600         15,300
Pall Corporation ......................    5,000        106,562
Pentair, Inc. .........................    1,000         24,188
                                                     ----------
                                                        275,750

INSURANCE BROKERS - 0.1%
Aon Corporation .......................      600         20,550
Gallagher (A.J.) & Company ............      100          6,362
Marsh & McLennan
   Companies, Inc. ....................      800         93,600
                                                     ----------
                                                        120,512

INTEGRATED OIL & GAS - 1.4%
Amerada Hess Corporation ..............      500         36,531
Chevron Corporation ...................    2,100        177,319
Conoco, Inc. (Cl.B) ...................      734         21,240
Exxon Mobil Corporation ...............    9,060        787,654
Occidental Petroleum
   Corporation ........................    1,400         33,950
Texaco, Inc. ..........................    1,800        111,825
USX-Marathon Group ....................    1,300         36,075
                                                     ----------
                                                      1,204,594

INTEGRATED TELECOMMUNICATION SERVICE - 1.8%
Allegiance Telecom, Inc.* .............    5,200        115,781
Alltel Corporation ....................      900         56,194
AT&T Corporation ......................    9,501        164,486
BellSouth Corporation .................    2,600        106,438
Broadwing, Inc.* ......................    1,200         27,375
McLeodUSA, Inc.* ......................    5,947         83,995
Qwest Communications
   International, Inc.* ...............    1,500         61,500
SBC Communications, Inc. ..............    5,812        277,523
Sprint Corporation (FON Group) ........    5,000        101,562
Time Warner Telecom, Inc.* ............      200         12,687
Verizon Communications ................    6,134        307,467
Worldcom, Inc.* .......................   17,623        246,722
XO Communications, Inc.* ..............    1,200         21,375
                                                     ----------
                                                      1,583,105

INTERNET SOFTWARE & SERVICES - 0.7%
Akamai Technologies, Inc.* ............      100          2,113
America Online, Inc.* .................    4,900        170,520
Ariba, Inc.* ..........................    1,600         85,800
Art Technology Group* .................      100          3,052
Broadvision, Inc.* ....................      900         10,631
Cacheflow, Inc.* ......................      100          1,706
Cnet Networks, Inc.* ..................    1,800         28,772
Commerce One, Inc.* ...................      400         10,150
Digex, Inc.* ..........................      200          4,500
DoubleClick, Inc.* ....................    3,500         38,281
Exodus Communications, Inc.* ..........    2,800         56,000
Foundry Networks, Inc.* ...............      200          3,000
GoTo.com, Inc.* .......................      300          2,194
Homestore.com, Inc.* ..................      300          6,037
Infospace.com, Inc.* ..................      600          5,306
Inktomi Corporation* ..................      200          3,575
Interwoven, Inc.* .....................      100          6,592
Intranet Solutions, Inc.* .............      200         10,200
Openwave Systems, Inc.* ...............      161          7,718
PurchasePro.com, Inc.* ................      700         12,250
Register.com, Inc.* ...................      800          5,600
SonicWall, Inc.* ......................      500          8,125
VeriSign, Inc.* .......................    1,100         81,623
VerticalNet, Inc.* ....................      200          1,331
Vignette Corporation* .................      400          7,200
Vitria Technology, Inc.* ..............      400          3,100
WebMD Corporation* ....................      300          2,381
Yahoo!, Inc.* .........................    1,500         45,258
                                                     ----------
                                                        623,015

IT CONSULTING & SERVICES - 0.3%
Affiliated Computer
   Services, Inc.* ....................    1,400         84,962
Investment Technology
   Group, Inc.* .......................      900         37,575
Keane, Inc.* ..........................      700          6,825
Sungard Data Systems, Inc.* ...........      900         42,412
Unisys Corporation* ...................    5,300         77,512
                                                     ----------
                                                        249,286


                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
LEISURE PRODUCTS - 0.0%
SCP Pool Corporation* .................      700      $  21,044

LIFE & HEALTH INSURANCE - 0.2%
American General Corporation ..........      400         32,600
Jefferson-Pilot Corporation ...........      400         29,900
Lincoln National Corporation ..........      700         33,119
Metlife, Inc. .........................    1,000         35,000
StanCorp Financial Group, Inc. ........      200          9,550
Torchmark Corporation .................      800         30,750
UnumProvident Corporation .............    1,338         35,959
                                                      ---------
                                                        206,878

MANAGED HEALTH CARE - 0.4%
Cigna Corporation .....................      700         92,610
Health Net, Inc.* .....................    1,700         44,519
Oxford Health Plans, Inc.* ............      300         11,850
UnitedHealth Group, Inc. ..............    2,400        147,300
Wellpoint Health Networks, Inc.* ......      500         57,625
                                                      ---------
                                                        353,904

MARINE - 0.0%
Alexander & Baldwin, Inc. .............      700         18,375

MEAT POULTRY & FISH - 0.0%
Smithfield Foods, Inc.* ...............      300          9,120

MOTORCYCLE MANUFACTURERS - 0.0%
Harley-Davidson, Inc. .................      500         19,875

MOVIES & ENTERTAINMENT - 0.6%
Time Warner, Inc. .....................    4,000        208,960
Viacom, Inc. (Cl.B)* ..................    4,087        191,067
Walt Disney Company ...................    5,742        166,159
                                                      ---------
                                                        566,186

MULTI-LINE INSURANCE - 0.9%
Allmerica Financial Corporation .......      600         43,500
American Financial Group, Inc. ........      400         10,625
American International
   Group, Inc. ........................    6,175        608,635
Hartford Financial Services
   Group, Inc. ........................      800         56,500
Loews Corporation .....................      500         51,781
Unitrin, Inc. .........................      800         32,500
                                                      ---------
                                                        803,541

MULTI-UTILITIES - 0.3%
Dynegy, Inc. ..........................      800         44,850
Enron Corporation .....................      900         74,812
SCANA Corporation .....................      631         18,654
Sierra Pacific Resources ..............    1,100         17,669
Utilicorp United, Inc. ................      900         27,900
Williams Companies, Inc. ..............    1,700         67,894
                                                      ---------
                                                        251,779

NETWORKING EQUIPMENT - 1.1%
Brocade Communications
   Systems, Inc.* .....................      600         55,087
Cisco Systems, Inc.* ..................   19,800        757,350
Emulex Corporation* ...................      200         15,988
Extreme Networks, Inc.* ...............      100          3,912
Juniper Networks, Inc.* ...............    1,100        138,669
Packeteer, Inc.* ......................      200          2,475
Proxim, Inc.* .........................      200          8,600
Redback Networks, Inc.* ...............      200          8,200
                                                      ---------
                                                        990,281

OFFICE SERVICES & SUPPLIES - 0.1%
Avery Dennison Corporation ............      500         27,437
Herman Miller, Inc. ...................    1,000         28,750
Pitney-Bowes, Inc. ....................    1,000         33,125
Standard Register Company .............      700          9,975
Wallace Computer Services, Inc. .......      800         13,600
                                                      ---------
                                                        112,887

OIL & GAS DRILLING - 0.2%
Cooper Cameron Corporation* ...........      200         13,213
ENSCO International, Inc. .............    1,300         44,281
Global Marine, Inc.* ..................    1,300         36,887
Marine Drilling Companies, Inc.* ......      300          8,025
Noble Drilling Companies, Inc.* .......      900         39,094
Transocean Sedco Forex, Inc. ..........      309         14,214
                                                      ---------
                                                        155,714

OIL & GAS EQUIPMENT & SERVICES - 0.5%
Baker Hughes, Inc. ....................    1,500         62,344
BJ Services Company* ..................    1,400         96,425
Grant Prideco, Inc.* ..................      600         13,162
Schlumberger, Ltd. ....................    1,500        119,906
Smith International, Inc.* ............      500         37,281
Tidewater, Inc. .......................    1,000         44,375
Weatherford International, Inc.* ......      600         28,350
                                                      ---------
                                                        401,843

OIL & GAS - EXPLORATION & PRODUCTION - 0.2%
Anadarko Petroleum Corporation ........      963         68,450
Cabot Oil & Gas Corporation ...........      400         12,475
Murphy Oil Corporation ................      600         36,263
Noble Affiliates, Inc. ................      700         32,200
Ocean Energy, Inc. ....................      500          8,687
Unocal Corporation ....................      900         34,819
                                                      ---------
                                                        192,894

OIL & GAS REFINING & MARKETING - 0.0%
Valero Energy Corporation .............    1,000         37,188



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------       -----
PACKAGED FOODS - 0.4%
Dean Foods Company ....................      400     $   12,275
Dole Foods, Inc. ......................      800         13,100
Flowers Industries, Inc. ..............      800         12,600
General Mills, Inc. ...................    1,200         53,475
Heinz (H.J.) Company ..................    1,400         66,412
McCormick & Company, Inc. .............    1,100         39,669
Quaker Oats Company ...................      400         38,950
Ralston Purina Group ..................    1,100         28,737
Sara Lee Corporation ..................    2,600         63,863
Sensient Technologies
   Corporation ........................    1,000         22,750
Tootsie Roll Industries, Inc. .........      200          9,200
                                                     ----------
                                                        361,031

PAPER PACKAGING - 0.1%
Packaging Corporation of
   America* ...........................    1,800         29,025
Sonoco Products Company ...............    1,000         21,625
                                                     ----------
                                                         50,650

PAPER PRODUCTS - 0.1%
Bowater, Inc. .........................      300         16,913
Glatfelter (P.H.) Company .............      700          8,715
International Paper Company ...........    1,500         61,219
Mead Corporation ......................      500         15,687
Potlatch Corporation ..................      300         10,069
Wausau-Mosinee Paper Company ..........    1,000         10,125
                                                     ----------
                                                        122,728

PERSONAL PRODUCTS - 0.1%
Carter-Wallace, Inc. ..................      400         13,350
Gillette Company ......................    3,000        108,375
                                                     ----------
                                                        121,725

PHARMACEUTICALS - 3.4%
Abbott Laboratories ...................    3,200        155,000
Alpharma, Inc. ........................      300         13,162
Amerian Home Products
   Corporation ........................    4,000        254,200
Eli Lilly & Company ...................    1,800        167,512
Forest Laboratories, Inc.* ............      200         26,575
IVAX Corporation* .....................    1,000         38,300
Johnson & Johnson .....................    3,700        388,731
King Pharmaceuticals, Inc.* ...........      150          7,753
Merck & Company .......................    6,000        561,750
Mylan Laboratories, Inc. ..............    1,400         35,263
Pfizer, Inc. ..........................   22,775      1,047,650
Pharmacia Corporation .................    5,642        344,162
                                                     ----------
                                                      3,040,058

PHOTOGRAPHIC PRODUCTS - 0.0%
Eastman Kodak Company .................    1,000         39,375

PROPERTY & CASUALTY INSURANCE - 0.6%
Allstate Corporation ..................    2,800        121,975
AMBAC, Inc. ...........................      750         43,500
Chubb Corporation .....................      600         51,900
MBIA, Inc. ............................      200         14,825
MGIC Investment Corporation ...........      600         40,462
Old Republic International
   Corporation ........................    3,000         96,000
Progressive Corporation ...............      200         20,725
Radian Group, Inc. ....................      200         15,013
St. Paul Companies, Inc. ..............      600         32,587
XL Capital, Ltd. ......................      500         43,687
                                                     ----------
                                                        480,674

PUBLISHING & PRINTING - 0.1%
Belo Corporation ......................      900         14,400
Harcourt General, Inc. ................      400         22,880
McGraw-Hill Companies, Inc. ...........      600         35,175
Reader's Digest Association, Inc. .....      300         11,738
Scholastic Corporation* ...............      100          8,862
Tribune Company .......................      700         29,575
                                                     ----------
                                                        122,630

RAILROADS - 0.1%
Norfolk Southern Corporation ..........    1,000         13,313
Union Pacific Corporation .............    1,800         91,350
                                                     ----------
                                                        104,663

REAL ESTATE INVESTMENT TRUSTS - 0.1%
Apartment Investment &
   Management Company .................      200          9,987
Duke-Weeks Realty Corporation .........      500         12,313
Equity Office Properties Trust ........      900         29,362
Equity Residential Properties Trust ...      500         27,656
Spieker Properties, Inc. ..............      100          5,013
                                                     ----------
                                                         84,331

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
Boston Properties, Inc. ...............      200          8,700
Catellus Development
   Corporation ........................      400          7,000
                                                     ----------
                                                         15,700

REINSURANCE - 0.0%
Transatlantic Holdings, Inc. ..........      300         31,763

RESTAURANTS - 0.3%
Brinker International, Inc.* ..........      400         16,900
CBRL Group, Inc. ......................      400          7,275
Darden Restaurants, Inc. ..............      800         18,300
McDonald's Corporation ................    3,800        129,200
Outback Steakhouse, Inc.* .............    1,700         43,988
Tricon Global Restaurants, Inc.* ......      740         24,420
                                                     ----------
                                                        240,083



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
SEMICONDUCTOR EQUIPMENT - 0.4%
Applied Materials, Inc.* ..............    2,800     $  106,925
Cabot Microelectronics
   Corporation* .......................    1,408         73,128
KLA-Tencor Corporation* ...............    3,100        104,431
LAM Research Corporation* .............      600          8,700
LTX Corporation* ......................      500          6,477
Varian Semiconductor
   Equipment Associates, Inc.* ........      500         11,875
                                                     ----------
                                                        311,536

SEMICONDUCTORS -1.7 %
Alliance Semiconductor
   Corporation* .......................      300          3,394
Altera Corporation* ...................    2,800         73,675
Analog Devices, Inc.* .................    3,834        196,253
Applied Micro Circuits
   Corporation* .......................    1,700        127,580
Atmel Corporation* ....................    2,000         23,250
Cree Research, Inc.* ..................      600         21,319
Flextronics International, Ltd.* ......    4,600        131,100
Globespan, Inc.* ......................      100          2,750
Integrated Device
   Technology, Inc.* ..................      200          6,625
Integrated Silicon Solutions, Inc.* ...      300          4,312
Intel Corporation .....................   15,300        462,825
Lattice Semiconductor
   Corporation* .......................      600         11,025
Maxim Integrated Products, Inc.* ......    1,500         71,719
Micro Devices, Inc.* ..................      200          5,487
Microchip Technology, Inc.* ...........      400          8,775
Pericom Semiconductor
   Corporation* .......................      200          3,700
PMC-Sierra, Inc.* .....................      400         31,450
Qlogic Corporation* ...................      100          7,700
SDL, Inc.* ............................      300         44,456
Semtech Corporation* ..................      200          4,412
Silicon Storage Technology, Inc.* .....      300          3,562
Texas Instruments, Inc. ...............    4,400        208,450
Transwitch Corporation* ...............      300         11,738
Triquint Semiconductor, Inc.* .........      300         13,106
Xilinx, Inc.* .........................      800         36,900
                                                     ----------
                                                      1,515,563

SOFT DRINKS - 0.7%
Coca-Cola Company .....................    6,800        414,375
PepsiCo, Inc. .........................    4,400        218,075
Whitman Corporation* ..................      600          9,825
                                                     ----------
                                                        642,275

SPECIALTY CHEMICALS - 0.3%
Arch Chemicals, Inc. ..................      300          5,325
Cabot Corporation .....................    5,300        139,788
Cromption Corporation .................    1,300         13,650
Grace (W.R.) & Company ................    3,600         11,475
Great Lakes Chemical Company* .........      700         26,031
PolyOne Corporation ...................      900          5,287
Solutia, Inc. .........................    1,880         22,560
                                                     ----------
                                                        224,116

SPECIALTY STORES - 0.1%
Tiffany & Company .....................    1,300         41,112

STEEL - 0.1%
Allegheny Technologies, Inc. ..........      800         12,700
Carpenter Technology
   Corporation ........................      600         21,000
Cleveland-Cliffs, Inc. ................      300          6,469
USX-US Steel Group, Inc. ..............      300          5,400
                                                     ----------
                                                         45,569

SYSTEMS SOFTWARE - 1.5%
BEA Systems, Inc.* ....................      900         60,581
Black Box Corporation* ................      300         14,494
DST Systems, Inc.* ....................      400         26,800
Micromuse, Inc.* ......................      200         12,072
Microsoft Corporation* ................   11,700        508,950
Network Associates, Inc.* .............    1,700          7,119
Oracle Corporation* ...................   18,100        526,031
Symantec Corporation* .................      300         10,012
Veritas Software Corporation* .........    1,600        140,100
                                                     ----------
                                                      1,306,159

TELECOMMUNICATIONS EQUIPMENT - 0.8%
ADC Telecommunications, Inc.* .........    1,700         30,812
Adtran, Inc.* .........................      400          8,500
Advanced Fibre
   Communications, Inc.* ..............      300          5,419
Avaya, Inc.* ..........................      824          8,497
CIENA Corporation* ....................      800         65,100
Comverse Technology, Inc.* ............      400         43,450
Copper Mountain
   Networks, Inc.* ....................      400          2,362
Finisar Corporation* ..................      300          8,700
Harmonic, Inc.* .......................      800          4,550
JDS Uniphase Corporation* .............    2,300         95,881
Lucent Technologies, Inc. .............    8,694        117,369
Motorola, Inc. ........................    5,400        109,350
Plantronics, Inc.* ....................      200          9,400
Ploycom, Inc.* ........................      300          9,656
Qualcomm, Inc.* .......................    1,800        147,938
Tellabs, Inc.* ........................    1,000         56,500
                                                     ----------
                                                        723,484

TEXTILES - 0.0%
Unifi, Inc.* ..........................    1,300         11,619



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                        PRINCIPAL
                                         AMOUNT
                                        OR NUMBER       MARKET
COMMON STOCKS (CONTINUED)               OF SHARES        VALUE
                                        ----------      -------
TIRES & RUBBER - 0.0%
Goodyear Tire & Rubber
   Company ..........................        900    $    20,691

TOBACCO - 0.3%
Philip Morris Companies, Inc. .......      5,500        242,000
Universal Corporation ...............        500         17,500
                                                    -----------
                                                        259,500

TRADING COMPANIES & DISTRIBUTORS -0.0%
Genuine Parts Company ...............        650         17,022
Grainger (W.W.), Inc. ...............        300         10,950
                                                    -----------
                                                         27,972

TRUCKING - 0.0%
C.H.Robinson WorldWide, Inc. ........        600         18,862

WATER UTILITIES - 0.0%
American Water Works
   Company, Inc. ....................        900         26,437

WIRELESS TELECOMMUNICATIONS SERVICES - 0.4%
American Tower Corporation* .........        500         18,938
Crown Castle International
   Corporation* .....................        400         10,825
Leap Wireless International, Inc.* ..        100          2,500
Powertel, Inc.* .....................        300         18,581
Powerwave Technologies, Inc.* .......        200         11,700
Sprint Corporation (PCS Group)* .....      2,400         49,050
Telephone & Data Systems, Inc.* .....        200         18,000
VoiceStream Wireless Corporation* ...        500         50,313
Western Wireless Corporation* .......      3,500        137,156
                                                    -----------
                                                        317,063
                                                    -----------
   Total common stocks - 41.3% ..................    36,605,218


U.S. GOVERNMENT & GOVERNMENT AGENCIES

U.S. GOVERNMENT AGENCIES - 11.7%
Federal Home Loan Mortgage Corporation
   FHLMC Gold #C01095,
   7.00% - 2030 ..................... $1,124,197      1,125,950
Fannie Mae,
   7.125% - 2005 .................... $1,000,000      1,050,310
   7.00% - 2022 ..................... $  498,026        498,390
   7.50% - 2030 ..................... $  147,619        149,644
                                                    -----------
                                                      1,698,344



                                        PRINCIPAL       MARKET
                                         AMOUNT          VALUE
                                        ----------      -------
Government National Mortgage Association,
   #67365, 11.50% - 2013 ............ $   17,196    $    18,965
   #780057, 7.50% - 2025 ............     39,712         40,353
   #2102, 8.00% - 2025 ..............     17,321         17,632
   #412429, 8.50% - 2025 ............     22,269         22,869
   #410891, 7.00% - 2026 ............    169,080        169,790
   #426384, 7.00% - 2026 ............    252,830        253,902
   #424476, 7.50% - 2026 ............    209,139        212,437
   #432891, 7.50% - 2026 ............     56,154         57,043
   #402684, 8.00% - 2026 ............     63,280         64,724
   #427029, 8.50% - 2026 ............     96,908         99,606
   #435589, 8.50% - 2026 ............     47,762         49,087
   #781129, 7.00% - 2028 ............    181,980        182,881
   #457971, 6.50% - 2029 ............    872,249        863,361
   #464553, 6.50% - 2029 ............    161,575        159,995
   #492673, 6.50% - 2029 ............    611,472        605,070
   #494262, 6.50% - 2029 ............    168,583        166,911
   #496338, 6.50% - 2029 ............  1,181,154      1,169,685
   #496341, 6.50% - 2029 ............    247,891        245,286
   #497229, 6.50% - 2029 ............    632,903        626,251
   #497237, 6.50% - 2029 ............    783,385        775,160
   #498528, 6.50% - 2029 ............    804,856        796,421
   #499145, 6.50% - 2029 ............    257,134        254,630
   #506284, 6.50% - 2029 ............    198,275        196,197
   #426735, 7.50% - 2029 ............    392,937        399,432
   #781135, 7.50% - 2029 ............     94,795         96,415
                                                    -----------
                                                      7,544,103
                                                    -----------
   Total U.S. government agencies - 11.7% .........  10,368,397

U.S. GOVERNMENT SECURITIES - 11.4%
U.S. Treasury Bonds,
   6.875% - 2025 ....................     35,000         40,933
   6.75% - 2026 .....................  1,590,000      1,837,181
   6.625% - 2027 ....................    550,000        628,050
   5.50% - 2028 .....................    260,000        257,988
                                                    -----------
                                                      2,764,152
U.S. Treasury Notes,
   5.625% - 2001 ....................    700,000        699,615
   6.25% - 2002 .....................    380,000        385,035
   5.50% - 2003 .....................  1,000,000      1,008,230
   6.50% - 2005 .....................    100,000        105,512
   5.625% - 2006 ....................  2,300,000      2,354,004
   6.50% - 2006 .....................    175,000        186,770
   6.125% - 2007 ....................    900,000        947,457
   6.25% - 2007 .....................  1,000,000      1,056,750
   5.625% - 2008 ....................    550,000        564,944
                                                    -----------
                                                      7,308,317
                                                    -----------
   Total U.S. government securities - 11.4%          10,072,469
                                                    -----------
   Total U.S. government &
      government agencies - 23.1% .................  20,440,866



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                        PRINCIPAL      MARKET
MISCELLANEOUS ASSETS                     AMOUNT         VALUE
--------------------                    ---------      ------
ASSET-BACKED SECURITIES - 0.4%
Advanta Home Equity Loan Trust
   (Cl. A2),  5.95% - 2009 ...........  $ 65,019     $   64,550
Toyota Auto Receivbles Owners
   Trust, 6.80% - 2007 ...............   300,000        307,170
                                                     ----------
                                                        371,720

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.7%
JP Morgan Commerical Mortgage
   Finance Corporation,
   7.371% - 2032 .....................   300,000        316,380
Salomon Brothers Mortgage
   Securities VII, 7.52% - 2009 ......   300,000        319,308
                                                     ----------
                                                        635,688
                                                     ----------
   Total miscellaneous assets - 1.1% ..............   1,007,408


FOREIGN CORPORATE BONDS

BERMUDA -0.1%
Global Crossing Holdings, Ltd.,
   9.50% - 2009 ......................   100,000         94,500

CANADA - 0.2%
Roger Cantel
  9.375% - 2008 ......................    75,000         77,250
  9.75% - 2016 .......................   100,000        106,500
                                                     ----------
                                                        183,750

NETHERLANDS - 0.3%
Deutsche Telekom International
   Finance Group, 8.00% - 2010 .......   200,000        203,750
Telefonica Europe BV,
   7.35% - 2005 ......................    70,000         70,613
                                                     ----------
                                                        274,363

UNITED KINGDOM - 0.2%
BG Transco Holdings plc,
   7.3943% - 2009 ....................     1,000          1,499
   4.1875% - 2022 ....................     1,000          1,613
   7.00% - 2024 ......................     1,000          1,606
British Telecom plc,
   8.125% - 2010 .....................    60,000         60,825
Intertek Finance plc,
   10.25% - 2006 .....................    50,000         26,000
Orange plc, 9.00% - 2009 .............   100,000        102,750
                                                     ----------
                                                        194,293
                                                     ----------
   Total foreign bonds - 0.8% .....................     746,906

                                         NUMBER        MARKET
FOREIGN STOCKS                          OF SHARES       VALUE
--------------                          ---------      ------
ARGENTINA - 0.1%
Banco Frances S.A. ...................     2,305     $   48,405

AUSTRALIA - 0.6%
AMP, Ltd. ............................     3,000         33,710
Australia & New Zealand
   Banking Group, Ltd. ...............     7,600         60,731
Commonwealth Bank of Australia .......     3,900         66,976
News Corporation, Ltd. ADR ...........     1,200         38,700
Publishing & Broadcasting ............     6,400         46,401
Rio Tinto, Ltd. ......................     4,500         73,611
Santos, Ltd. .........................     7,400         24,755
Telestra Corporation, Ltd. ...........    10,000         35,693
Westfield Trust ......................    21,800         41,140
Woolworths, Ltd. .....................    17,400         81,415
                                                     ----------
                                                        503,132

AUSTRIA - 0.0%
OMV AG ...............................        50          3,873

BELGIUM - 0.2%
Fortis (Cl.B) ........................     1,100         35,735
G.I.B Group S.A. .....................       700         29,247
GIMV N.V. ............................       500         22,651
KBC Bancverzekeringsholding ..........       800         34,649
Union Miniere S.A. ...................       800         30,045
                                                     ----------
                                                        152,327

BRAZIL - 0.4%
Banco Bradesco S.A. ADR ..............     7,200         51,624
Centrais Eletricas
   Brasileiras S.A. ADR ..............     4,400         40,612
Petroleo Brasileiro S.A. ADR .........     4,300        100,921
Telecommunicacoes
   Brasilerias S.A. ADR ..............     1,300         94,738
Uniao de Bancos
   Brasileiros S.A. ADR ..............     1,800         52,988
                                                     ----------
                                                        340,883

CANADA - 0.3%
Barrick Gold Corporation .............     2,400         39,312
Inco, Ltd. ...........................     1,000         16,760
Nortel Networks Corporation ..........     4,780        153,259
QTL, Inc. ............................     1,000         28,000
                                                     ----------
                                                        237,331

CHILE - 0.1%
Banco Santiago S.A. ADR ..............     3,100         60,644
Empresa Nacional Electricidad
   Chile S.A. ADR* ...................     4,933         53,646
                                                     ----------
                                                        114,290



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES       VALUE
--------------------------              ---------      ------
DENMARK - 0.1%
Bang & Olufsen Holdings A/S ..........       600     $   21,736
Danisco A/S ..........................       100          4,113
Novo Nordisk A/S .....................       100         17,925
Novozymes A/S* .......................       100          2,000
Radiometer A/S .......................       500         12,139
Tele Danmark A/S .....................       300         12,227
                                                     ----------
                                                         70,140

FINLAND - 0.4%
Nokia Oyj ADR ........................     8,000        348,000
Sonera Oyj ...........................     1,400         25,369
                                                     ----------
                                                        373,369

FRANCE - 1.6%
Alcatel ..............................     1,945        110,483
Alstom ...............................     1,100         28,402
Aventis S.A. .........................     1,600        140,459
Axa - UAP ............................       500         72,295
BNP Paribas S.A. .....................       400         35,115
Cap Gemini S.A. ......................       200         32,261
Carrefour S.A. .......................     1,900        119,343
Credit Lyonnais S.A. .................       500         17,463
Eiffage S.A. .........................       400         26,590
Eridania Beghin-Say S.A. .............       300         26,083
Essilor International S.A. ...........        75         24,470
Etablissements Economiques du
   Casino Guichard-Perrachon S.A. ....       300         30,251
France Telecom S.A. ADR ..............     1,400        119,963
Lafarge S.A. .........................       200         16,769
Louis Vuitton Moet Hennessy ..........       395         26,146
Pechiney S.A. ........................       400         18,286
PSA Peugeot Citroen ..................       372         84,628
Publicis S.A. ........................       930         31,426
Simco S.A. ...........................       300         20,731
Societe BIC S.A. .....................       500         19,665
Societe Generale .....................       324         20,138
Sodexho Alliance S.A. ................       200         37,049
Suez Lyonnaise des Eaux S.A. .........       700        127,831
TotalFinaElf S.A. (Cl.B) .............     1,007        149,763
Vivendi Universal S.A. ADR ...........     1,040         67,925
                                                     ----------
                                                      1,403,535

GERMANY - 1.2%
Bankgesellschaft Berlin AG ...........     1,900         27,651
BASF AG ..............................     2,100         94,976
DaimlerChrysler AG ...................       800         33,605
Deutsche Telekom AG ..................     4,300        129,596
Deutz AG* ............................     5,100         12,881
Dresdner Bank AG .....................     3,100        135,197
EM.TV & Merchandising AG* ............       300          1,662
E.On AG ..............................     1,500         91,261
Epcos AG* ............................       100          8,685
Merck KGaA ...........................     1,000         44,128
Metro AG .............................       300         14,027
Muenchener Rueckversicherungs-
   Gesellschaft AG ...................       521        186,402
SAP AG ...............................       396         45,468
SGL Carbon AG* .......................       200         10,694
Siemens AG ...........................     1,000        130,695
Volkswagen AG ........................     1,200         62,745
                                                     ----------
                                                      1,029,673

HONG KONG - 0.6%
Cheung Kong Holdings, Ltd. ...........    10,000        127,886
Hong Kong Electric Holdings, Ltd. ....     9,000         33,231
Hutchison Whampoa, Ltd. ..............    15,400        192,009
Johnson Electric Holdings, Ltd. ......    84,000        129,232
Pacific Century
   CyberWorks, Ltd. ADR ..............     1,551          9,501
Yue Yuen Industrial Holdings, Ltd. ...    22,000         38,077
                                                     ----------
                                                        529,936

IRELAND - 0.1%
Allied Irish Banks plc ...............     4,000         46,569
Eircom plc ...........................     4,100         10,586
Jefferson Smurfit Group ..............        95            185
                                                     ----------
                                                         57,340

ITALY - 0.7%
Banca Intesa SpA .....................    15,000         72,108
Banca Nazionale del Lavoro ...........     4,100         12,588
Banca Popolare di Milano .............     1,100          5,474
Banco Commerciale Italiana ...........     8,600         58,944
Brembo SpA ...........................     1,500         13,112
Ente Nazionale Idrocarburi SpA .......     1,500          9,577
Ente Nazionale Idrocarburi
   SpA ADR ...........................     1,200         77,175
Fiat SpA .............................       600         14,793
Ifil SpA - Finanziaria di
   Partecipazioni ....................       800          6,610
Instituto Nazionale delle
   Assicurazioni SpA* ................    11,350         36,870
Mediaset SpA .........................     3,400         40,574
San Paolo - IMI SpA ..................       193          3,117
Seat Pagine Gialle SpA ...............       429            956
Telecom Italia Mobile SpA ............    16,300        130,085
Telecom Italia SpA ...................     7,655         84,666
UniCredito Italiano SpA ..............    15,000         78,445
                                                     ----------
                                                        645,094


                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES       VALUE
--------------------------              ---------      ------
JAPAN - 2.8%
Advantest Corporation ................       300     $   28,109
Asatsu-DK, Inc. ......................     1,000         24,080
Ashikaga Bank, Ltd.* .................     2,000          3,468
Bridgestone Corporation ..............     2,000         18,214
Canon, Inc. ..........................     2,000         70,052
Chugai Pharmaceutical
   Company, Ltd. .....................     1,000         16,637
Citizen Watch Company, Ltd. ..........     5,000         36,471
Cosmo Oil Company, Ltd. ..............     9,000         15,998
Daito Trust Construction
   Company, Ltd. .....................       900         16,156
Enix Corporation .....................     1,000         26,270
Fujikura, Ltd. .......................    15,000        112,434
Glory, Ltd. ..........................     1,000         21,278
Hitachi, Ltd. ........................     3,000         26,743
Hitachi, Ltd. ADR ....................       600         51,938
Honda Motor Company, Ltd. ............     1,000         37,303
Honda Motor Company, Ltd. ADR ........       200         14,775
Isuzu Motors, Ltd.* ..................     8,000         14,711
Itochu Techno-Science
   Corporation .......................       100         18,555
Kansai Electric Power, Inc. ..........     2,700         45,843
Kao Corporation ......................     2,000         58,144
Kyocera Corporation ..................       400         43,678
Maeda Road Construction
   Company, Ltd. .....................     6,000         24,431
Matsushita Electric Industrial
   Company, Ltd. .....................     6,000        143,433
Mitsubishi Corporation ...............    14,000        103,222
Mitsubishi Electric Corporation ......    18,000        110,806
Mizuho Holdings, Inc. ................        28        173,590
Mochida Pharmaceutical
   Company, Ltd. .....................     2,000         12,312
Mycal Corporation ....................     7,000         15,017
Nintendo Company, Ltd. ...............       200         31,506
Nippon Electric Glass
   Company, Ltd. .....................     1,000         18,870
Nippon Yusen Kabushiki Kaisha ........     8,000         33,065
Nissan Motor Company, Ltd.* ..........    12,000         69,142
NSK, Ltd. ............................     5,000         30,604
NTT DoCoMo, Inc. .....................         5         86,252
Oji Paper Company, Ltd. ..............     6,000         30,998
Omron Corporation ....................     1,000         20,797
Pioneer Corporation ..................     3,000         80,123
Sekisui Chemical Company, Ltd. .......     6,000         17,075
Sony Corporation .....................     1,400         96,848
Sumitomo Bank, Ltd. ..................    11,000        112,986
Sumitomo Chemical
   Company, Ltd. .....................     9,000         44,685
Sumitomo Marine & Fire
   Insurance Company, Ltd. ...........     7,000         45,175
Sumitomo Trust & Banking
   Company, Ltd. .....................     7,000         47,627

JAPAN (CONTINUED)
Takashimaya Company, Ltd. ............     4,000         27,215
Takeda Chemical Industries ...........     2,000        118,389
Teijin, Ltd. .........................    13,000         67,163
Terumu Corporation ...................     2,000         43,783
Tokyo Electric Power Company .........     1,900         47,167
Wacoal Corporation ...................     4,000         33,345
Yakult Honsha Company, Ltd. ..........     5,000         58,231
Yamaguchi Bank, Ltd. .................     4,000         23,433
Yasuda Trust & Banking
   Company, Ltd. .....................    51,000         42,425
Yokogawa Electric Corporation ........     2,000         16,900
                                                     ----------
                                                      2,527,472

LUXEMBEURG - 0.1%
Millicom International
   Cellular S.A.* ....................     3,400         78,200

MALAYSIA - 0.0%
Malayan Cement Berhad ................     7,500          2,072

MEXICO - 0.5%
Cemex S.A . ..........................    11,074         39,762
Fomento Economico
   Mexicano, S.A.* ...................    12,500         37,272
Grupo Financiero Banamex
   Accival, S.A. .....................    71,700        117,305
Kimberly - Clark de Mexico S.A. ......    18,800         49,698
Telefonos de Mexico S.A. ADR .........     4,100        185,013
Wal-Mart de Mexico S.A. CV* ..........    22,000         43,778
                                                     ----------
                                                        472,828

NETHERLANDS - 1.3%
ABN AMRO Holding N.V. ................     2,100         47,754
Aegon N.V. ...........................     1,200         49,641
Akzo Nobel N.V. ADR ..................       400         21,300
ASM Lithography Holding* .............       300          6,814
CSM N.V. .............................       700         17,351
Elsevier N.V. ........................     1,500         22,055
Getronics N.V. .......................       900          5,290
ING Groep N.V. .......................     1,800        143,787
Koninklijke KPN N.V. .................     1,208         13,905
Koninklijke (Royal) Philips
   Electronics N.V. ..................     2,007         72,754
Oce N.V. .............................       200          3,192
Royal Dutch Petroleum
   Company NY ........................     9,300        563,231
STMicroelectronics N.V. ..............     1,200         52,391
TNT Post Group N.V. ..................       500         12,093
Unilever N.V. ADR ....................     1,400         88,113
Vedior N.V. ..........................     1,000         12,065
                                                     ----------
                                                      1,131,736



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES       VALUE
--------------------------              ---------      ------
NEW ZEALAND - 0.0%
Lion Nathan, Ltd. ....................    10,000       $ 22,523
Telecom Corporation of New
   Zealand, Ltd. .....................     5,000         10,642
Telecom New Zealand ADR ..............       400          6,675
                                                       --------
                                                         39,840

NORWAY - 0.1%
Bergesen d.y. ASA ....................     1,500         23,473
Den Norske Bank ASA ..................     3,300         17,775
Norsk Hydro ASA ......................     1,000         42,297
Orkla ASA ............................       600         11,839
                                                       --------
                                                         95,384

PORTUGAL - 0.0%
Portugal Telecom SGPS S.A. ...........     1,400         12,803

SINGAPORE - 0.3%
Capitaland, Ltd.* ....................     8,000         13,841
City Developments, Ltd. ..............     2,000          9,285
Cycle & Carriage, Ltd. ...............     3,000          5,744
DBS Group Holdings, Ltd. .............     4,652         52,583
Oversea - Chinese Banking
   Corporation, Ltd. .................     6,300         46,868
Singapore Airlines, Ltd. .............     6,000         59,516
Singapore Land, Ltd. .................     6,000         13,633
Singapore Press Holdings, Ltd. .......     3,000         44,291
Singapore
   Telecommunications, Ltd. ..........    26,000         40,334
                                                       --------
                                                        286,095

SPAIN - 0.4%
Banco Bilboa Vizcaya S.A. ADR ........     8,700        127,781
Iberdrola S.A. .......................     7,300         91,501
Prosegur CIA de Seguridad ............     1,800         20,280
Repsol YPF, S.A. ADR .................     2,000         32,250
Telefonica S.A. ADR* .................     2,149        107,450
                                                       --------
                                                        379,262

SWEDEN - 0.4%
Electrolux AB (Cl. B) ................     1,100         14,281
Nordea AB ............................    10,163         79,260
Sandvik AB ...........................       800         19,246
Securitas AB .........................       900         16,692
Svenska Cellulosa AB (Cl. B) .........     1,300         27,624
Svenska Handelbanken AB ..............     4,400         75,311
Telefonaktiebolaget LM
   Ericsson ADR ......................    11,800        132,012
Volvo AB .............................       400          6,635
                                                       --------
                                                        371,061

SWITZERLAND - 1.0%
ABB, Ltd. ............................       702         74,835
Credit Suisse Group ..................       700        133,045
Nestle S.A. ..........................        49        114,298
Novartis AG ..........................       194        342,987
Saurer AG* ...........................        36         16,662
SEZ Holding AG .......................        21         11,663
Swatch Group AG ......................        73         19,055
Swiss Reinsurance ....................        47        112,678
Swisscom AG ..........................       105         27,311
Syngenta AG* .........................        42          2,255
Syngenta AG ADR* .....................       336          3,671
                                                       --------
                                                        858,460

UNITED KINGDOM - 3.0%
Abbey National plc ...................     8,600        156,344
Amvescap plc .........................     4,100         83,294
Associated British Foods plc .........     9,200         69,230
AstraZeneca Group plc ................     1,900         95,563
AstraZeneca Group plc ADR ............     2,700        139,050
BAA plc ..............................     3,500         32,311
BG Group plc .........................     7,888         30,872
BP Amoco plc ADR .....................     3,300        157,988
Bank of Scotland .....................    10,200        106,886
Barclays plc .........................     3,800        117,332
British Telecom plc ADR ..............       700         60,725
Cadbury Schweppes plc ................     8,400         58,128
Cadbury Schweppes plc ADR ............     1,200         34,800
Diageo plc ADR .......................     1,477         65,542
GKN plc ..............................     1,900         20,166
GlaxoSmithKline plc ADR ..............     2,700        151,200
Granada Compass plc ..................     3,636         38,969
Hays plc .............................     5,000         28,924
HSBC Holdings plc ....................    12,159        177,999
Imperial Chemical
   Industries plc ADR ................       700         23,581
Lattice Group plc* ...................     7,888         17,792
Marconi plc ..........................     3,000         32,109
National Grid Group plc ..............     3,000         27,045
Pearson plc ..........................     2,500         59,565
Powergen plc .........................     3,600         33,960
Railtrack Group plc ..................     2,200         29,758
Reed International plc ...............     9,300         97,038
Rentokil Initial plc .................     8,700         30,086
Rio Tinto plc ........................     1,300         22,760
RMC Group plc ........................     1,900         16,618
Rolls-Royce plc ......................    14,000         41,617
Sema Group plc .......................     1,200          5,243
Shell Transport & Trading
   Company ADR .......................     1,500         74,063



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                        PRINCIPAL
                                         AMOUNT
                                        OR NUMBER      MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES       VALUE
--------------------------              ---------      ------
UNITED KINGDOM (CONTINUED)
Slough Estates plc .................       7,400    $    45,432
Smith & Nephew plc .................      13,909         64,410
Spirent plc ........................       7,500         68,397
Tesco plc ..........................      33,100        135,108
Tomkins plc ........................      15,500         34,152
Vodafone Group plc ADR .............       4,400        157,575
                                                    -----------
                                                      2,641,632
                                                    -----------
   Total foreign stocks - 16.3% ..................   14,406,173


SHORT TERM INVESTMENTS
T. Rowe Price Reserve
   Investment Fund .................  $1,563,118      1,563,118
State Street GA Fund ...............  $   71,700         71,700
                                                    -----------
   Total short term investments - 1.9% ...........    1,634,818
                                                    -----------
   Total investments - 99.4% .....................   88,070,281
   Cash & other assets, less liabilities - 0.6% ..      510,488
                                                    -----------
   Total net assets - 100.0% .....................  $88,580,769
                                                    ===========

The identified cost of investments owned at December 31, 2000 was $81,944,349, for federal income tax purposes.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Deferred interest obligation currently zero under terms of initial offering.



                             See accompanying notes.

[CLOCK]

SERIES P (HIGH YIELD SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY

     [PHOTO]

 David Toussaint
Portfolio Manager

TO OUR CONTRACTHOLDERS:

While most segments of the bond markets enjoyed gains in the year just completed, the high yield markets declined, moving down first as interest rates rose, and then in sympathy with the stock markets as negative earnings reports and fears of an economic slowdown escalated during the year. Nonetheless, high yield portfolio managers must operate in the market conditions that exist. We maintained our focus on the higher quality BB-rated bonds, believing these would be damaged less by weakening market conditions. We also maintained a higher than usual cash balance, being reluctant to buy in a market where prices were declining. The High Yield Series returned -1.52%, comparing favorably with the -5.86% return of its benchmark, the Lehman Brothers High Yield Index.(1)

NEGATIVE INFLUENCES ON THE HIGH YIELD MARKETS

The high yield markets suffered from three powerful negative influences in 2000. The slowdown in U.S. economic activity put a damper on corporate revenues and earnings, as mentioned above. As the year wore on, fears of defaults on corporate debt escalated, dampening bond prices and leading many investors to abandon high yield markets. This outflow of funds dramatically reduced the liquidity in the high yield sector, resulting in substantially less demand for any bonds that came to market.

DEFENSIVE MARKET SECTORS PERFORMED WELL

Health care companies are less affected than many other sectors by a slowing economy as demand for their services stays steady. Many companies in the sector benefited from higher levels of Medicare reimbursement granted by Congress last year. Among the health care holdings in the portfolio are HCA-The Healthcare Company, Tenet Healthcare Corporation, and Healthsouth Corporation.

As with the corresponding stock market sector, high yield bonds in the energy sector held their value relatively well as the market weakened. The portfolio includes bonds issued by Ocean Energy Inc. and Pioneer Natural Resources Company, companies that operate in the oil and gas exploration and production arenas.

Other defensive sectors that generated positive returns included gaming and home builders. Gaming companies such as Mirage Resorts, Inc., Harrah's Entertainment, Inc., and Park Place Entertainment Corporation benefit from strong cash flows. Companies in the business of building homes also performed favorably, and should continue to do so as mortgage interest rates decline. Representative of this sector are bonds issued by Standard Pacific Corporation and NVR, Inc.

TELECOMMUNICATIONS COMPANIES HAD A DIFFICULT YEAR

While our holdings in the telecommunications arena were hurt along with the sector as a whole, we searched for companies in the group that might suffer less damage. The majority of our holdings were higher quality companies such as BB rated Global Crossing Ltd., a global services provider that utilizes fiber optic cable systems. We also favored industry leaders such as Nextel Communications, Inc., a leading player in the national cellular communications services industry.

LOOKING AHEAD TO 2001

The Federal Reserve has now indicated its willingness to lower interest rates in order to restimulate economic growth. This should be a positive for the high yield markets as corporate earnings begin to improve. We believe hints of better markets ahead will draw investors back to high yield funds, which will give an additional boost to bonds in the sector. We expect the early months of the year to continue to be volatile, and we may see some borderline high yield bond issuers unable to weather the storm.

We will continue to monitor market conditions carefully.

[CLOCK]

SERIES P (HIGH YIELD SERIES)
February 15, 2001


On signs of improving market tone and liquidity, we will consider adding some single-B rated issues which in our view have been unduly depressed along with the high yield markets in general. We believe that by the end of 2001, high yield investors will be feeling much better than at the end of the year just completed.


Sincerely,

David Toussaint
Portfolio Manager


                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                                      Since Inception
                    1 Year               (8-5-96)
Series P            (1.52%)                5.67%

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The investment manager waived its advisory fee for the period ended December 31, 1999, and in the absence of such waiver the performance quoted would be reduced.


                           SERIES P VS LEHMAN BROTHERS
                                HIGH YIELD INDEX

                                     [GRAPH]


                                SBL P SERIES      LEHMAN  HIGH YIELD

            DATE                   VALUE               VALUE
            8/5/96                 10,000              10,000
          12/31/96                 10,660              10,713
          12/31/97                 12,076              12,081
          12/31/98                 12,782              12,306
          12/31/99                 12,950              12,589
          12/31/00                 12,753              11,851

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on August 5, 1996 and reflects the fees and expenses of Series P. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $12,753. By comparison, the same $10,000 investment would have grown to $11,851 based on the Lehman High Yield Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES P (HIGH YIELD)

                                        PRINCIPAL
                                         AMOUNT
                                        OR NUMBER      MARKET
CORPORATE BONDS                         OF SHARES       VALUE
---------------                         ---------      ------
AEROSPACE/DEFENSE - 0.2%
Burke Industries, Inc.,
   10.00% - 2007 .....................  $200,000       $ 50,000

AUTOMOTIVE - 2.0%
Federal-Mogul Corporation,
   7.75% - 2006 ......................  $150,000         24,000
   7.50% - 2009 ......................  $225,000         36,000
Hayes Lemmerz International, Inc.,
   8.25% - 2008 ......................  $250,000        161,250
Lear Corporation, 7.96% - 2005 .......  $250,000        235,937
                                                       --------
                                                        457,187

BANKING - 2.4%
BF SAUL REIT, 9.75% - 2008 ...........  $350,000        295,750
FCB/NC Capital Trust I,
   8.05% - 2028 ......................   $75,000         64,406
Golden State Holdings, Inc.,
   7.125% - 2005 .....................  $200,000        188,000
                                                       --------
                                                        548,156

BEVERAGE - 1.1%
Canandaigua Brands, Inc.,
   8.625% - 2006 .....................  $200,000        203,500
Delta Beverage Group,
   9.75% - 2003 ......................   $50,000         52,438
                                                       --------
                                                        255,938

BROKERAGE - 0.4%
S I Financing Trust I,
   9.50% - 2026(1) ...................     3,500         88,156

BUILDING MATERIALS - 2.2%
American Plumbing & Mechanical, Inc.,
   11.625% - 2008 ....................  $300,000        288,750
Knoll, Inc., 10.875% - 2006 ..........   $63,000         63,000
Nortek, Inc., 8.875% - 2008 ..........  $175,000        154,875
                                                       --------
                                                        506,625

CAPITAL GOODS - OTHER - 0.2%
Iron Mountain, Inc.,
   10.125% - 2006 ....................   $50,000         51,750

CONSTRUCTION MACHINERY - 3.3%
AGCO Corporation,
   8.50% - 2006 ......................  $200,000        179,000
Columbus McKinnon Corporation,
   8.50% - 2008 ......................  $175,000        137,812
Navistar International,
   8.00% - 2008 ......................  $175,000        127,750
Sequa Corporation, 9.00% - 2009 ......  $200,000        198,500
Titan Wheel International, Inc.,
   8.75% - 2007 ......................  $175,000         99,750
                                                       --------
                                                        742,812

CONSUMER CYCLICAL - OTHER - 0.0%
American Eco Corporation,
   9.625% - 2008* ....................  $200,000          8,000

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------             ---------      ------
CONSUMER PRODUCTS - 1.0%
Chattem, Inc., 8.875% - 2008 .........  $300,000       $225,000

ELECTRIC - UTILITY - 2.4%
AES Corporation, 10.25% - 2006 .......   100,000        103,125
Calpine Corporation,
   8.75% - 2007 ......................   175,000        168,438
East Coast Power LLC,
   6.737% - 2008 .....................   135,015        133,327
   7.066% - 2012 .....................   150,000        143,625
                                                       --------
                                                        548,515

ENERGY - INDEPENDENT - 0.2%
Seagull Energy Corporation,
   8.625% - 2005 .....................    50,000         50,062

ENERGY - OTHER - 0.6%
P&L Coal Holdings Corporation,
   8.875% - 2008 .....................   125,000        125,938

ENERGY - REFINING - 2.0%
Crown Central Petroleum Corporation,
   10.875% - 2005 ....................   125,000        102,500
Giant Industries, Inc.,
   9.00% - 2007 ......................   375,000        341,250
                                                       --------
                                                        443,750

ENVIRONMENTAL - 1.7%
Allied Waste North America, Inc.,
   10.00% - 2009 .....................   400,000        377,000

FINANCIAL COMPANIES - 1.6%
CB Richard Ellis Services, Inc.,
   8.875% - 2006 .....................   350,000        311,500
Dollar Financial Group, Inc.,
   10.875% - 2006 ....................    50,000         47,000
                                                       --------
                                                        358,500

FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 0.2%
Homeside, Inc., 11.25% - 2003 ........    50,000         53,562

FOOD - 1.0%
Nash-Finch Company,
   8.50% - 2008 ......................   300,000        228,000



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES P (HIGH YIELD) (CONTINUED)

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------             ---------      ------
GAMING - 5.1%
Circus Circus Enterprise,
   6.75% - 2003 ......................  $150,000     $  137,625
Harrahs Operating Company, Inc.,
   7.875% - 2005 .....................   200,000        199,000
Isle of Capri Casinos, Inc.,
   8.75% - 2009 ......................   150,000        132,750
MGM Grand, Inc.,
   6.95% - 2005 ......................   125,000        123,125
Mirage Resorts, Inc.,
   6.625% - 2005 .....................   150,000        145,875
Park Place Entertainment Corporation,
   7.875% - 2005 .....................   275,000        269,500
Pinnacle Entertainment, Inc.,
   9.50% - 2007 ......................   150,000        151,500
                                                     ----------
                                                      1,159,375

HEALTH CARE - 5.6%
Genesis Health Ventures, Inc.,
   9.875% - 2009* ....................   150,000         12,000
HCA - The Healthcare Company,
   8.75% - 2010 ......................   325,000        343,281
Healthsouth Corporation,
   10.75% - 2008 .....................   350,000        367,500
Multicare Companies, Inc.,
   9.00% - 2007* .....................   150,000          6,750
Packard BioScience Company,
   9.375% - 2007 .....................    75,000         66,750
Rural/Metro Corporation,
   7.875% - 2008 .....................   150,000         59,250
Tenet Healthcare Corporation,
   8.125% - 2008 .....................   400,000        404,000
                                                     ----------
                                                      1,259,531

HOME CONSTRUCTION - 3.7%
D.R. Horton, Inc., 8.375% - 2004 .....   125,000        120,000
M.D.C. Holdings, Inc.,
   8.375% - 2008 .....................   100,000         91,000
NVR, Inc., 8.00% - 2005 ..............   225,000        218,250
Oakwood Homes Corporation,
   8.125% - 2009 .....................   275,000         82,500
Standard Pacific Corporation,
   8.50% - 2009 ......................   250,000        225,625
Toll Corporation, 7.75% - 2007 .......   100,000         93,250
                                                     ----------
                                                        830,625

INSURANCE - 0.7%
GENAMERICA Capital, Inc.,
   8.525% - 2027 .....................   175,000        162,531

LODGING - 3.3%
HMH Properties,
   7.875% - 2008 .....................  $250,000        240,000
   8.45% - 2008 ......................    50,000         48,500
Prime Hospitality Corporation,
   9.25% - 2006 ......................   180,000        182,700
Vail Resorts, Inc., 8.75% - 2009 .....   300,000        282,000
                                                     ----------
                                                        753,200

MEDIA - CABLE - 6.6%
Adelphia Communications Corporation,
   9.50% - 2004 ......................    21,694         20,772
   8.375% - 2008 .....................   300,000        258,000
Century Communications Corporation,
   9.50% - 2005 ......................   250,000        233,750
Diamond Holdings,
   9.125% - 2008 .....................   325,000        264,875
Jones Intercable, Inc.,
   7.625% - 2008 .....................   200,000        205,750
Rogers Cablesystems,
   9.625% - 2002 .....................    50,000         51,000
Rogers Communications, Inc.,
   9.125% - 2006 .....................   450,000        455,062
                                                     ----------
                                                      1,489,209

MEDIA - NON-CABLE - 2.6%
Allbritton Communications Company,
   9.75% - 2007 ......................   100,000         97,500
Hollinger International Publishing,
   8.625% - 2005 .....................   300,000        297,000
K-III Communications Corporation,
   10.25% - 2004 .....................    20,000         20,000
USA Networks, Inc.,
   6.75% - 2005 ......................   175,000        176,313
                                                     ----------
                                                        590,813

METALS - 2.1%
AK Steel Corporation,
   7.875% - 2009 .....................   150,000        133,125
Bulong Operations,
   12.50% - 2008* ....................   175,000         60,813
California Steel Industries,
   8.50% - 2009 ......................   325,000        273,000
Wheeling-Pittsburgh Corporation,
   9.25% - 2007* .....................   100,000          3,250
                                                     ----------
                                                        470,188

OIL FIELD SERVICES - 1.0%
Pioneer Natural Resources Company,
   6.50% - 2008 ......................   250,000        224,688

PACKAGING - 1.1% Owens-Illinois, Inc.,
   7.85% - 2004 ......................   400,000        240,000

PAPER - 1.2%
Domtar, Inc., 8.75% - 2006 ...........   250,000        268,438



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES P (HIGH YIELD) (CONTINUED)

                                        PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------             ---------      ------
RETAILERS - 2.4%
Ames Department Stores, Inc.,
   10.00% - 2006 .....................  $300,000    $    45,000
Musicland Group, Inc.,
   9.00% - 2003 ......................   300,000        297,000
Zale Corporation, 8.50% - 2007 .......   225,000        207,000
                                                    -----------
                                                        549,000

SERVICES - 1.5%
Loewen Group, Inc. - Pats,
   6.70% - 2049* .....................    75,000         27,000
Protection One Alarm,
   7.375% - 2005 .....................   250,000        160,000
Unisys Corporation,
   7.875% - 2008 .....................   175,000        162,313
                                                    -----------
                                                        349,313

TELECOMMUNICATIONS - 16.2%
Alestra SA, 12.625% - 2009 ...........   300,000        240,000
Call-Net Enterprises, Inc.,
   9.375% - 2009 .....................   150,000         64,500
Crown Castle International
   Corporation, 10.75% - 2011 ........   400,000        416,000
Exodus Communications, Inc.,
   11.625% - 2010 ....................   500,000        445,000
Global Crossing Holdings, Ltd.,
   9.50% - 2009 ......................   500,000        472,500
MasTec, Inc., 7.75% - 2008 ...........   425,000        391,000
McLeodUSA, Inc., 8.375% - 2008 .......   325,000        289,250
MJD Communications, Inc.,
   9.50% - 2008 ......................   175,000        140,000
NEXTEL Communications,
   9.375% - 2009 .....................   400,000        373,000
Orius Capital Corporation,
   12.75% - 2010 .....................   300,000        249,000
RCN Corporation, 10.00% - 2007 .......   275,000        151,250
Williams Communications
   Group, 11.875% - 2010 .............   550,000        423,500
                                                    -----------
                                                      3,655,000

TEXTILES - 1.4%
WestPoint Steven, Inc.,
   7.875% - 2008 .....................   425,000        306,000

TOBACCO - 0.1%
DIMON, Inc., 8.875% - 2006 ...........    25,000         19,312

TRANSPORTATION - OTHER - 2.0%
Pegasus Aviation Lease Securitization,
   8.42% - 2030 ......................   493,348        378,748
Teekay Shipping Corporation,
   8.32% - 2008 ......................    65,000         62,400
                                                    -----------
                                                        441,148
                                                    -----------
   Total corporate bonds - 79.1% .................   17,887,322

                                        PRINCIPAL
                                         AMOUNT
                                        OR NUMBER      MARKET
PREFERRED STOCKS                        OF SHARES       VALUE
----------------                        ---------      ------
BANKS AND CREDIT - 0.1%
California Federal Bank, 9.125% .....      1,000 $       23,188

BROADCAST MEDIA - 0.8%
CSC Holdings, Inc., 11.125%* ........      1,083        114,831
Primedia, Inc., 10.00% ..............        800         65,600
                                                    -----------
                                                        180,431
                                                    -----------
   Total preferred stocks - 0.9% .................      203,619


COMMON STOCKS

BROADCASTING & CABLE TV - 0.2%
Infinity Broadcasting Corporation* ..      1,000         27,937

PUBLISHING & PRINTING - 0.0%
Golden Books Family
   Entertainment Inc.* ..............      1,416            184

UNIT INVESTMENT TRUSTS - 0.8%
Nasdaq-100 Shares ...................      1,500         87,563
Standard & Poor's Depositary
   Receipts .........................        750         98,391
                                                    -----------
                                                        185,954
                                                    -----------
   Total common stocks - 1.0% ....................      214,075


U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES

FEDERAL FARM CREDIT BANK - 6.6%
FCDN, 6.19% - 01/23/01 .............. $1,500,000      1,494,326

FEDERAL HOME LOAN BANK - 5.5%
FHDN, 6.16% - 01/09/01 .............. $1,250,000      1,248,289
                                                    -----------
   Total U.S. government &
      government agencies - 12.1% ................    2,742,615
                                                    -----------
   Total investments - 93.1% .....................   21,047,631
   Cash and other assets, less
      liabilities - 6.9% .........................    1,568,024
                                                    -----------
   Total net assets - 100.0% .....................  $22,615,655
                                                    ===========

The identified cost of investments owned at December 31, 2000 was $24,192,937, for federal income tax purposes.

* Non-income producing security

(1) Trust preferred securities--securities issued by financial institutions to augment their tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.



                             See accompanying notes.

[CLOCK]

SERIES B (LARGE CAP VALUE SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY

        [PHOTO]

    Terry Milberger
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

In a year of equity market turmoil, the Large Cap Value Series of SBL Fund declined 6.76% over the twelve-month period ended December 31, 2000.(1) Its benchmark, the S&P Barra Value Index, gained 6.08% over the same period. The broader S&P 500 Index, which contains both growth and value stocks, lost 9.10% during the year.

TECHNOLOGY STOCKS PLAGUED PERFORMANCE

The top-performing sector of the stock market in the first half of 2000 was technology. Because of the very high valuations in this sector at the beginning of the year we were underweighted relative to the weighting in the benchmark index. As technology stocks began to fall in late March and April, we took advantage of the selloff to increase that sector's weighting in the portfolio. As it turned out, that was just the beginning of the technology decline.

As the U.S. economy began to weaken in the second half of the year, investors believed that corporations would be reducing their capital spending plans, including spending for technology. Many of the recently-acquired technology holdings in the portfolio hurt performance during the second half of the year. The positions we held, such as Motorola, Inc., International Business Machines Corporation (IBM), and Compaq Computer Corporation, were major players in the sector. Their stock values generally declined less than the average stock in the sector, but still they remained a negative factor in total return.

HEALTH CARE AND FINANCIAL COMPANY STOCKS HELD UP WELL

For most of the year we kept the sector weightings in the portfolio close to the weightings in the benchmark S&P Barra Value Index. We maintained an overweight position in a few sectors such as health care stocks, however, which proved beneficial over the course of the year. When economic weakness became apparent, many investors moved funds into sectors such as health care which are perceived to be less sensitive to changes in the economy. The stock of pharmaceutical manufacturer American Home Products Corporation, for example, gained over 60% during the year. Becton, Dickinson and Company, a manufacturer of medical supplies and devices, was up 30% in 2000.

Many companies in the financial sector performed well after it became apparent that the Federal Reserve had completed its cycle of interest rate increases. A number of financial stocks had been depressed as interest rates moved up in late 1999, making them attractive to value investors. Diversified financial services companies such as Citigroup Inc. and American International Group, Inc. and regional banks including PNC Financial Services Group and Wells Fargo & Company added value to the portfolio throughout 2000.

MANAGEMENT CHANGES FOR 2001

The Large Cap Value Series of SBL Fund was managed during most of the year by Security Management Company's Large Cap Team of portfolio managers. A search was conducted to find a new manager for the portfolio, and in early January an agreement was reached with The Dreyfus Corporation for their Large Cap Value Team to act as subadvisor for the Series.

Dreyfus manages more than $127 billion in over 160 mutual fund portfolios. Additionally, it is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $450 billion under management. We are extremely pleased to welcome Dreyfus to our group of subadvisors, and to have Timothy M. Ghriskey, senior portfolio manager and head of value equities at Dreyfus, serving as portfolio manager for the Series.


Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

[CLOCK]

SERIES B (LARGE CAP VALUE SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2000(1)

                 1 Year         5 Years     10 Years
Series B         (6.76)%         8.84%       11.95%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                          SERIES B VS. S&P 500 INDEX &
                              S&P BARRA VALUE INDEX

                                     [GRAPH]

               SBL B SERIES       S&P 500 INDEX      S&P BARRA VALUE INDEX

DATE               VALUE              VALUE                  VALUE
12/31/90           10,000             10,000                 10,000
12/31/91           13,773             13,047                 12,256
12/31/92           14,639             14,041                 13,546
12/31/93           16,044             15,456                 16,067
12/31/94           15,564             15,660                 15,964
12/31/95           20,244             21,546                 21,870
12/31/96           23,939             26,491                 26,682
12/31/97           30,282             35,330                 34,681
12/31/98           32,674             45,425                 39,771
12/31/99           33,162             54,989                 44,831
12/31/00           30,921             49,982                 47,558

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1990 and reflects the fees and expenses of Series
B. On December 31, 2000 the value of the investment would have grown to $30,921. By comparison, the same $10,000 investment would have grown to $47,558 based on the S&P Barra Value Index and to $49,982 based on the S&P 500.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES B (LARGE CAP VALUE)

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
AEROSPACE/DEFENSE - 2.0%
Boeing Company ........................   94,900    $ 6,263,400
Honeywell International, Inc. .........   82,300      3,893,819
United Technologies Corporation .......   47,500      3,734,687
                                                    -----------
                                                     13,891,906

ALUMINUM - 1.1%
Alcoa, Inc. ...........................  226,000      7,571,000

APPAREL & ACCESSORIES - 0.5%
Liz Claiborne, Inc. ...................   86,000      3,579,750

AUTO PARTS & EQUIPMENT - 0.2%
TRW, Inc. .............................   35,000      1,356,250

AUTOMOBILE MANUFACTURERS - 0.5%
General Motors Corporation ............   62,605      3,188,942

BANKS - 12.1%
Bank of America Corporation ...........  173,900      7,977,662
Bank of New York Company, Inc. ........  265,000     14,624,687
Bank One Corporation ..................  189,000      6,922,125
Chase Manhattan Corporation ...........  218,500      9,928,094
FleetBoston Financial Corporation .....   93,700      3,519,606
GreenPoint Financial Corporation ......  303,000     12,404,062
KeyCorp ...............................   65,000      1,820,000
Washington Mutual, Inc. ...............   70,400      3,735,600
Wells Fargo & Company .................  391,000     21,773,812
                                                    -----------
                                                     82,705,648

BREWERS - 1.1%
Anheuser-Busch Companies, Inc. ........  172,000      7,826,000

BROADCASTING & CABLE TV - 0.8%
Clear Channel
   Communications, Inc.* ..............   39,200      1,898,750
Comcast Corporation* ..................   90,000      3,757,500
                                                    -----------
                                                      5,656,250

COMPUTER & ELECTRONICS RETAIL - 0.4%
RadioShack Corporation ................   65,000      2,782,812

COMPUTER HARDWARE - 2.1%
Apple Computer, Inc.* .................  166,000      2,469,250
Compaq Computer Corporation ...........  146,900      2,210,845
Hewlett-Packard Company ...............  109,200      3,446,625
International Business Machines
   Corporation ........................   71,000      6,035,000
                                                    -----------
                                                     14,161,720

CONSUMER FINANCE - 1.3%
Household International, Inc. .........   49,000      2,695,000
MBNA Corporation ......................  171,000      6,316,312
                                                    -----------
                                                      9,011,312

DATA PROCESSING SERVICES - 0.2%
Automatic Data Processing, Inc. .......   27,000      1,709,437

DEPARTMENT STORES - 1.2%
Sears, Roebuck & Company ..............  238,000      8,270,500

DIVERSIFIED CHEMICALS - 2.1%
E.I. du Pont de Nemours
   & Company ..........................  116,000      5,604,250
Union Carbide Corporation .............  168,000      9,040,500
                                                    -----------
                                                     14,644,750

DIVERSIFIED FINANCIAL SERVICES - 13.9%
American Express Company ..............  175,000      9,614,063
Citigroup, Inc. .......................  840,004     42,892,704
Fannie Mae ............................   75,100      6,514,925
Freddie Mac ...........................  135,000      9,298,125
Merrill Lynch & Company, Inc. .........   91,000      6,205,063
Morgan Stanley Dean Witter
   & Company ..........................  139,000     11,015,750
USA Education, Inc. ...................  142,000      9,656,000
                                                    -----------
                                                     95,196,630

ELECTRIC UTILITIES - 2.2%
Duke Energy Corporation ...............   40,000      3,410,000
Exelon Corporation ....................  110,000      7,723,100
Southern Company ......................  109,000      3,624,250
                                                    -----------
                                                     14,757,350

ELECTRICAL COMPONENTS & EQUIPMENT - 1.9%
Emerson Electric Company ..............  166,000     13,082,875

FOOTWEAR - 0.7%
Nike, Inc. (Cl.B) .....................   88,000      4,911,500

GENERAL MERCHANDISE STORES - 1.7%
Target Corporation ....................   80,600      2,599,350
Wal-Mart Stores, Inc. .................  163,000      8,659,375
                                                    -----------
                                                     11,258,725

HEALTH CARE FACILITIES - 0.8%
Health Management
   Associates, Inc.* ..................  174,000      3,610,500
Manor Care, Inc.* .....................   98,000      2,021,250
                                                    -----------
                                                      5,631,750

HEALTH CARE SUPPLIES - 0.7%
Henry Schein, Inc.* ...................  144,000      4,986,000

HOUSEHOLD PRODUCTS - 2.3%
Kimberly-Clark Corporation ............   57,400      4,057,606
Procter & Gamble Company ..............  149,000     11,687,188
                                                    -----------
                                                     15,744,794

INDUSTRIAL CONGLOMERATES - 1.5%
General Electric Company ..............  101,800      4,880,038
Minnesota Mining &
   Manufacturing Company ..............   45,200      5,446,600
                                                    -----------
                                                     10,326,638

INDUSTRIAL GASES - 0.3%
Air Products & Chemicals, Inc. ........   50,000      2,050,000



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES B (LARGE CAP VALUE) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
INSURANCE BROKERS - 1.6%
Arthur J. Gallagher & Company .........  120,000   $  7,635,000
Marsh & McLennan
   Companies, Inc. ....................   30,000      3,510,000
                                                   ------------
                                                     11,145,000

INTEGRATED OIL & GAS - 8.0%
Coastal Corporation ...................  133,000     11,745,563
Conoco, Inc. (Cl.B) ...................  275,000      7,957,813
Exxon Mobil Corporation ...............  400,000     34,775,000
                                                   ------------
                                                     54,478,376

INTEGRATED TELECOMMUNICATION SERVICE - 8.5%
AT&T Corporation ......................  433,000      7,496,313
BellSouth Corporation .................  148,200      6,066,938
SBC Communications, Inc. ..............  800,000     38,200,000
Sprint Corporation (FON Group) ........   76,200      1,547,813
Verizon Communications, Inc. ..........   38,600      1,934,825
WorldCom, Inc.* .......................  200,000      2,800,000
                                                   ------------
                                                     58,045,889

IT CONSULTING & SERVICES - 1.1%
Electronic Data Systems
   Corporation ........................  134,000      7,738,500

LIFE & HEALTH INSURANCE - 1.4%
American General Corporation ..........   90,000      7,335,000
John Hancock Financial
   Services, Inc. .....................   65,000      2,445,625
                                                   ------------
                                                      9,780,625

MOVIES & ENTERTAINMENT - 1.5%
Time Warner, Inc. .....................   26,000      1,358,240
Viacom, Inc. (Cl.B)* ..................   46,500      2,173,875
Walt Disney Corporation ...............  224,300      6,490,681
                                                   ------------
                                                     10,022,796

MULTI-LINE INSURANCE - 3.1%
American International
   Group, Inc. ........................  214,500     21,141,656

MULTI-UTILITIES - 0.5%
Enron Corporation .....................   44,100      3,665,813

OIL & GAS EQUIPMENT & SERVICES - 1.0%
BJ Services Company* ..................   98,000      6,749,750

OIL & GAS EXPLORATION & PRODUCTION - 0.7%
Anadarko Petroleum Corporation ........   65,000      4,620,200

PACKAGED FOODS - 0.5%
Flowers Industries, Inc. ..............  215,000      3,386,250

PHARMACEUTICALS - 8.7%
Abbott Laboratories ...................  148,000      7,168,750
American Home Products
   Corporation ........................  124,000      7,880,200
Bristol-Myers Squibb Company ..........  220,000     16,266,250
Johnson & Johnson .....................  155,000     16,284,688
Merck & Company, Inc. .................  128,000     11,984,000
                                                   ------------
                                                     59,583,888

PROPERTY & CASUALTY INSURANCE - 0.6%
Allstate Corporation ..................   85,000      3,702,813

PUBLISHING & PRINTING - 0.4%
McGraw-Hill Companies, Inc. ...........   25,000      1,465,625
Tribune Company .......................   33,000      1,394,250
                                                   ------------
                                                      2,859,875

RESTAURANTS - 0.7%
McDonald's Corporation ................  136,400      4,637,600

SEMICONDUCTORS - 1.5%
Intel Corporation .....................  202,000      6,110,500
Micron Technology, Inc.* ..............  107,000      3,798,500
                                                   ------------
                                                      9,909,000

SOFT DRINKS - 1.4%
Coca-Cola Company .....................   63,000      3,839,063
Coca-Cola Enterprises, Inc. ...........  167,000      3,173,000
PepsiCo, Inc. .........................   51,800      2,567,337
                                                   ------------
                                                      9,579,400

SPECIALTY CHEMICALS - 0.6%
PPG Industries, Inc. ..................   93,000      4,307,062

SYSTEMS SOFTWARE - 0.4%
Computer Associates
   International, Inc. ................  129,000      2,515,500

TELECOMMUNICATIONS EQUIPMENT - 0.2%
Motorola, Inc. ........................   67,500      1,366,875

TOBACCO - 4.2%
Philip Morris Companies, Inc. .........  360,000     15,840,000
R.J. Reynolds Tobacco
   Holdings, Inc. .....................   86,000      4,192,500
UST, Inc. .............................  301,000      8,446,812
                                                   ------------
                                                     28,479,312
                                                   ------------
   Total common stocks - 98.2% ..................   672,018,719
   Cash and other assets, less
      liabilities - 1.8% ........................    12,440,581
                                                   ------------
   Total net assets - 100.0% ....................  $684,459,300
                                                   ============

The identified cost of investments owned at December 31, 2000 was $650,545,624 for federal income tax purposes.

* Non-income producing security



                             See accompanying notes.

[CLOCK]

SERIES X (SMALL CAP GROWTH SERIES)
February 15, 2001

[STRONG LOGO]

SUBADVISOR,
STRONG CAPITAL MANAGEMENT

     [PHOTO]

 Ronald C. Ognar
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Small Cap Growth Series performed very well in the year just completed, although small cap markets had a difficult year along with most sectors of the equity markets. The Series, while returning -8.73% over the course of the year, strongly outperformed the benchmark Russell 2000 Growth Index's -22.43% return for the twelve-month period.(1)

FINDING COMPANIES THAT ARE BUILDING BRAND RECOGNITION

In the first quarter, technology, oil services, and biotechnology companies provided the strongest relative performance for the Series. We focused on companies doing a good job of building brand recognition in these areas. The successful implementation of technology and innovation of new products and services tend to lead the best companies to market share gains and superior returns on capital.

Optical and networking technology companies as well as various health care related stocks provided the strongest relative performance in the second quarter. In addition, this quarter saw the achievement of several important milestones within the genomics revolution. Although we believe progress will be slow in this revolution, we intend to continue focusing on the enablers of genomic discovery and some of the leading companies in biotech research.

A VARIETY OF SECTOR HOLDINGS HELPS IN UNSETTLED MARKETS

The Small Cap Growth Series benefited throughout the third quarter by maintaining a diverse portfolio of companies spread across various sectors. In many instances, companies in similar industries with similar products had very different stock price performance. While some of the Series' holdings in premier growth technology stocks were down in the quarter, we remain committed to these long-term leaders in the growth of the networked economy.

Late in the year the portfolio was affected by the sharp selloff in telecommunications equipment and networking technology companies. The added weightings in health care and financial services companies, however, generated positive returns for the Series and helped offset the technology correction. Financial companies benefited from the anticipation of interest rate cuts by the Federal Reserve, and health care companies rose with investors' rotation to more defensive stable growth industries.

FURTHER INTEREST RATE CUTS SHOULD HELP THE STOCK MARKETS

Now that the Federal Reserve has formally moved to an easing bias, we expect multiple interest rate cuts by mid-year as the Fed tries to engineer a soft landing for the U.S. economy. Additionally, with President Bush's entry to the White House comes renewed prospects for upcoming tax cuts. Therefore, our outlook for the next several months is optimistic as stocks typically do well with these two macroeconomic tailwinds. In this environment, we plan to focus on the well-managed growth companies that are most levered to the benefits of lower interest rates and a reaccelerating economy.


Sincerely,

Ronald C. Ognar
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

[CLOCK]

SERIES X (SMALL CAP GROWTH SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                                   Since Inception
                 1 Year              (10-15-97)
Series X         (8.73%)               21.85%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   SERIES X VS
                            RUSSELL 2000 GROWTH INDEX

                                     [GRAPH]

                                                    RUSSELL 2000
                                SBL X SERIES        GROWTH INDEX

                 DATE               VALUE               VALUE
               10/15/97            10,000              10,000
               12/31/97             9,580               9,767
               12/31/98            10,685               9,888
               12/31/99            20,002              14,149
               12/31/00            18,256              10,974

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. On December 31, 2000, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $18,256. By comparison, the same $10,000 investment would have grown to $10,974 based on the Russell 2000 Growth Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES X (SMALL CAP GROWTH)

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
AEROSPACE & DEFENSE - 2.8%
Aeroflex, Inc.* .....................    113,000     $3,257,578

AIRLINES - 2.3%
Atlantic Coast Airlines
   Holdings, Inc.* ..................     31,500      1,287,563
Frontier Airlines, Inc.* ............     44,000      1,361,250
                                                     ----------
                                                      2,648,813

APPAREL RETAIL - 1.4%
Genesco, Inc.* ......................     36,000        879,750
HOT Topic, Inc.* ....................     43,000        706,812
                                                     ----------
                                                      1,586,562

APPLICATION SOFTWARE - 8.6%
AremisSoft Corporation* .............     36,000      1,536,750
Carreker Corporation* ...............     60,000      2,085,000
Documentum, Inc.* ...................     12,000        596,250
Informatica Corporation* ............     22,000        870,375
Manugistics Group, Inc.* ............     45,000      2,565,000
Mapinfo Corporation* ................      4,000        189,000
Mentor Graphics Corporation* ........     71,000      1,948,062
                                                     ----------
                                                      9,790,437

BANKS  - 7.0%
Banknorth Group, Inc. ...............     71,000      1,415,562
Commerce Bancshares, Inc. ...........     23,000        977,500
Compass Bancshares, Inc. ............     28,000        668,500
Mercantile Bankshares
   Corporation ......................     15,000        647,812
Southwest Bancorporation of
   Texas, Inc.* .....................     44,000      1,889,250
TCF Financial Corporation ...........     39,000      1,737,937
UCBH Holdings, Inc. .................     14,000        652,750
                                                     ----------
                                                      7,989,311

BIOTECHNOLOGY - 5.8%
Corvas International, Inc.* .........    109,000      1,566,875
OSI Pharmaceuticals, Inc.* ..........     19,000      1,522,375
Serologicals Corporation* ...........     27,000        406,687
Titan Pharmaceuticals, Inc.* ........     89,000      3,147,930
                                                     ----------
                                                      6,643,867

COMPUTER STORAGE & PERIPHERALS - 1.7%
Advanced Digital Information
   Corporation* .....................     85,000      1,955,000

CONSUMER FINANCE - 0.9%
AmeriCredit Corporation* ............     37,500      1,021,875

DIVERSIFIED COMMERCIAL SERVICES - 4.8%
ChoicePoint, Inc.* ..................     11,000        721,187
Corporate Executive Board
   Company* .........................     72,000      2,863,125
Education Management
   Corporation* .....................     55,000      1,966,250
                                                     ----------
                                                      5,550,562

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Investors Financial Services
   Corporation ......................     10,000        860,000
Raymond James Financial
   Corporation ......................     24,000        837,000
                                                     ----------
                                                      1,697,000

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
Planar Systems, Inc.* ...............     32,000        796,000
Sawtec, Inc.* .......................     17,000        785,187
                                                     ----------
                                                      1,581,187

ENVIRONMENTAL SERVICES - 1.4%
Tetra Tech, Inc.* ...................     51,000      1,625,625

FERTILIZERS & AGRICULTURAL CHEMICALS - 0.4%
Eden Bioscience Corporation* ........     15,000        449,062

FOOD DISTRIBUTORS - 0.6%
Performance Food Group
   Company* .........................     13,000        666,453

FOOTWEAR - 1.2%
Kenneth Cole Productions, Inc.* .....     28,000      1,127,000
Reebok International, Ltd.* .........     11,000        300,740
                                                     ----------
                                                      1,427,740

HEALTH CARE DISTRIBUTORS & SERVICES - 6.7%
Advance Paradigm, Inc.* .............     14,000        637,000
AmeriSource Health Corporation* .....     30,000      1,515,000
Laboratory Corporation of
   America Holdings* ................     22,000      3,872,000
LifePoint Hospitals, Inc.* ..........     19,000        952,375
Quintiles Transnational
   Corporation* .....................     33,000        690,937
                                                     ----------
                                                      7,667,312

HEALTH CARE EQUIPMENT - 2.0%
Cytyc Corporation* ..................      9,000        563,063
Inhale Therapeutic Systems, Inc.* ...     34,000      1,717,000
                                                     ----------
                                                      2,280,063

HEALTH CARE FACILITIES - 1.1%
Beverly Enterprises, Inc.* ..........     82,000        671,375
Sunrise Assisted Living, Inc.* ......     24,000        600,000
                                                     ----------
                                                      1,271,375

HOMEBUILDING - 3.5%
Centex Corporation ..................     34,000      1,277,125
Kaufman & Broad Home
   Corporation ......................     34,000      1,145,375
Lennar Corporation ..................     42,000      1,522,500
                                                     ----------
                                                      3,945,000

INTERNET SOFTWARE & SERVICES - 1.2%
Interwoven, Inc.* ...................     11,000        725,141
IntraNet Solutions, Inc.* ...........     13,000        663,000
                                                     ----------
                                                      1,388,141



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES X (SMALL CAP GROWTH) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
MANAGED HEALTH CARE - 4.1%
First Health Group Corporation* .....     30,000   $  1,396,875
Mid Atlantic Medical
   Services, Inc.* ..................     41,000        812,312
Orthodontic Centers of
   America, Inc.* ...................     36,100      1,128,125
Trigon Healthcare, Inc.* ............     14,000      1,089,375
US Oncology, Inc.* ..................     34,000        214,625
                                                   ------------
                                                      4,641,312

MOVIES & ENTERTAINMENT - 1.1%
Macrovision Corporation* ............     17,000      1,258,266

OIL & GAS DRILLING - 3.6%
Grey Wolf, Inc.* ....................    230,000      1,351,250
Patterson Energy, Inc.* .............     74,000      2,756,500
                                                   ------------
                                                      4,107,750

OIL & GAS EQUIPMENT & SERVICES - 4.4%
Key Energy Group, Inc.* .............    103,000      1,075,063
National-Oilwell, Inc.* .............     35,000      1,354,063
Offshore Logistics, Inc.* ...........     49,000      1,055,797
Trico Marine Services, Inc.* ........    101,000      1,559,188
                                                   ------------
                                                      5,044,111

OIL & GAS EXPLORATION & PRODUCTION - 5.1%
Cabot Oil & Gas Corporation .........     36,000      1,122,750
Cross Timbers Oil Company ...........     97,000      2,691,750
Houston Exploration Company* ........     18,000        686,250
Meridian Resource Corporation* ......     89,000        767,625
Stone Energy Corporation* ...........      9,000        580,950
                                                   ------------
                                                      5,849,325

PHARMACEUTICALS - 2.7%
CIMA Labs, Inc.* ....................     20,000      1,301,250
Intermune Pharmaceuticals, Inc.* ....     39,000      1,740,375
                                                   ------------
                                                      3,041,625

PROPERTY & CASUALTY INSURANCE - 2.4%
Radian Group, Inc. ..................     24,000      1,801,500
W.R. Berkley Corporation ............     20,000        943,750
                                                   ------------
                                                      2,745,250

REAL ESTATE INVESTMENT TRUSTS - 0.5%
Weingarten Realty Investors .........     13,000        568,750

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
Catellus Development
   Corporation* .....................     58,000      1,015,000

REINSURANCE - 3.7%
Annuity and Life RE
   (Holdings), Ltd. .................     31,000        990,063
Everest RE Group, Ltd. ..............     25,000      1,790,625
RenaissanceRe Holdings, Ltd. ........     19,000      1,487,938
                                                   ------------
                                                      4,268,626

RESTAURANTS - 0.9%
Brinker International, Inc.* ........      8,000        338,000
Panera Bread Company* ...............     29,000        661,563
                                                   ------------
                                                        999,563

STEEL - 2.4%
Shaw Group, Inc.* ...................     54,000      2,700,000

TELECOMMUNICATIONS EQUIPMENT - 3.5%
Plantronics, Inc.* ..................     36,000      1,692,000
Polycom, Inc.* ......................     73,000      2,349,688
                                                   ------------
                                                      4,041,688

TRADING COMPANIES & DISTRIBUTORS - 1.1%
Manhattan Associates, Inc.* .........     28,500      1,214,813

WIRELESS TELECOMMUNICATION SERVICES - 3.6%
Powerwave Technologies, Inc.* .......     71,000      4,153,500
                                                   ------------
   Total common stocks - 96.3% ..................   110,092,542
   Cash and other assets, less
      liabilities - 3.7% ........................     4,190,160
                                                   ------------
   Total net assets - 100.0% ....................  $114,282,702
                                                   ============

The identified cost of investments owned at December 31, 2000 was $98,356,636, for federal income tax purposes.

* Non-income producing security



                             See accompanying notes.

[CLOCK]

SERIES W (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2001

[OPPENHEIMERFUNDS(R) LOGO]

SUBADVISOR,
OPPENHEIMERFUNDS, INC.

     [PHOTO]

 Charles Albers
Portfolio Manager

     [PHOTO]

Nikolaos Monoyios
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Main Street Growth and Income(R) Series of SBL Fund began operations May 1, 2000 and is subadvised by OppenheimerFunds Inc. In the period since its inception through December 31, 2000 the portfolio generated a total return of -9.84% compared with a return of -8.39% for the benchmark S&P 500 Stock Index over the same period.(1)

The portfolio performed as we might expect in a very difficult environment for U.S. stocks. Our investment approach, which combines state-of-the-art quantitative analysis with seasoned professional judgment, helped cushion some of the market's heightened volatility over the course of the year.

SETTING THE STAGE FOR THE PORTFOLIO'S INCEPTION

At the beginning of 2000, many investors had achieved short term success by investing in stocks with strong forward momentum, often regardless of their earnings, valuations and other business fundamentals. As a result, many technology and internet stocks reached lofty levels because of unrestrained investor enthusiasm. Late in the first quarter, however, momentum investing suddenly fell out of favor when fundamental business considerations raised concerns that valuations had risen too far, too fast. As a result prices of formerly high-flying Internet stocks began to decline to more reasonable valuations.

This set the stage for initial investing in the Series, which began operations May 1 of last year. As technology stock prices fell, we were able to take advantage of the opportunity to build a position in the sector in the new portfolio, choosing among the larger, better-established technology companies. This position helped performance during the summer, when technology stocks rallied, but hurt performance toward the end of the year, when they once again declined.

VALUE STOCKS REGAIN FAVOR WITH INVESTORS

Following the spring correction in the technology sector, investor sentiment shifted to a preference for value-oriented stocks. Indeed, signs that U.S. economic growth might be slowing in response to the Federal Reserve's previous interest rate increases sharpened investors' focus on reasonably priced stocks with strong business fundamentals. A number of industry groups participated in this rally, including energy, health care and financial services.

In these sectors our quantitative models led us to individual stocks that, on average, provided relatively attractive returns. In the energy sector, for example, the Series received good performance from offshore drillers, major integrated oil companies, and North American natural gas producers. All of these businesses benefited from rising energy prices over the past year.

On the other hand, while our financial services holdings benefited from the economic slowdown that occurred late in the reporting period, the Series held a underweighted position in the sector relative to the benchmark index. Similarly, while the portfolio's health care holdings performed quite well, the group did not contribute substantially to overall performance because of its relatively light exposure versus the benchmark.

[CLOCK]

SERIES W (MAIN STREET GROWTH & INCOME(R) SERIES)
February 15, 2001


Looking forward, the investment environment remains uncertain. Regardless of which direction the economy moves, we will monitor stock market activity carefully and will strive continually to improve our investment process.


Sincerely,

Charles Albers and Nikolaos Monoyios
Portfolio Managers
OppenheimerFunds Inc.

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2000(1)

                    Since Inception
                       (5-1-00)
Series W                (9.84%)

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000, (date of inception) to December 31, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The return has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized.

                           SERIES W VS. S&P 500 INDEX

                                     [GRAPH]

                              SBL W SERIES         S&P 500 INDEX

                  DATE            VALUE                VALUE
                  5/1/00         10,000               10,000
                 6/30/00          9,980               10,036
                 9/30/00         10,060                9,939
                12/31/00          9,016                9,161


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series W (Main St. Growth & Income(R) Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series W. On December 31, 2000, the value of the investment (assuming reinvestment of all dividends and distributions) would have declined to $9,016. By comparison, the same $10,000 investment would have declined to $9,161 based on the S&P 500 Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES W (MAIN STREET GROWTH AND INCOME(R))

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
ADVERTISING - 0.2%
Interpublic Group of
   Companies, Inc. .................         600     $   25,538
Omnicom Group, Inc. ................         200         16,575
TMP Worldwide, Inc.* ...............         100          5,500
                                                     ----------
                                                         47,613

AEROSPACE & DEFENSE - 1.2%
Boeing Company .....................       3,800        250,800
General Dynamics Corporation .......         300         23,400
Lockheed Martin Corporation ........         400         13,580
United Technologies Corporation ....         300         23,588
                                                     ----------
                                                        311,368

AIRLINES - 0.8%
AMR Corporation* ...................         800         31,350
Continental Airlines (CL.B)* .......       2,600        134,225
Delta Air Lines, Inc. ..............         300         15,056
Southwest Airlines Company .........       1,000         33,530
                                                     ----------
                                                        214,161

ALUMINUM - 0.3%
Alcan Aluminum, Ltd. ...............         200          6,838
Alcoa, Inc. ........................       2,200         73,700
                                                     ----------
                                                         80,538

APPAREL & ACCESSORIES - 0.5%
Jones Apparel Group, Inc.* .........       3,100         99,781
Liz Claiborne, Inc. ................         500         20,813
                                                     ----------
                                                        120,594

APPAREL RETAIL - 0.3%
AnnTaylor Stores Corporation* ......         400          9,975
Intimate Brands, Inc. ..............         200          3,000
Limited, Inc. ......................       3,500         59,719
Too, Inc.* .........................         200          2,500
                                                     ----------
                                                         75,194

APPLICATION SOFTWARE - 1.5%
Amdocs, Ltd* .......................         700         46,375
Cadence Design Systems, Inc.* ......       1,300         35,750
E.piphany, Inc.* ...................         300         16,181
I2 Technologies, Inc.* .............       1,200         65,250
Internet Security Systems, Inc.* ...         300         23,550
Macromedia, Inc.* ..................         500         30,375
Mercury Interactive Corporation* ...         100          9,025
Nvidia Corporation* ................         500         16,383
Peoplesoft, Inc.* ..................         300         11,156
Portal Software, Inc.* .............         500          3,922
Rational Software Corporation* .....         900         35,044
Siebel Systems, Inc.* ..............         900         60,975
Tibco Software, Inc.* ..............         600         28,762
                                                     ----------
                                                        382,748

AUTO PARTS & EQUIPMENT - 0.1%
Delphi Automotive Systems
   Corporation .....................       1,400         15,750
Lear Corporation* ..................         600         14,887
                                                     ----------
                                                         30,637

AUTOMOBILE MANUFACTURERS - 0.4%
Ford Motor Company .................       2,874         67,359
General Motors Corporation .........         700         35,656
                                                     ----------
                                                        103,015

BANKS - 4.2%
Bank of America Corporation ........       3,600        165,150
Bank of New York Company, Inc. .....         500         27,594
BB&T Corporation ...................         400         14,925
Chase Manhattan Corporation ........       2,400        109,050
Comerica, Inc. .....................         200         11,875
Dime Bancorp, Inc. .................       1,000         29,562
First Union Corporation ............       1,300         36,156
Firstar Corporation ................       1,700         39,525
FleetBoston Financial Corporation ..       3,600        135,225
Golden State Bancorp, Inc. .........       2,000         62,875
Golden West Financial
   Corporation .....................         300         20,250
Keycorp ............................         200          5,600
Mellon Financial Corporation .......       1,000         49,187
National City Corporation ..........         200          5,750
Northern Trust Corporation .........         300         24,469
PNC Bank Corporation ...............         100          7,306
Silicon Valley Bancshares* .........         200          6,912
Suntrust Banks, Inc. ...............         600         37,800
U.S. Bancorp .......................         600         17,512
Wachovia Corporation ...............         200         11,625
Washington Mutual, Inc. ............       1,700         90,206
Wells Fargo Company ................       3,900        217,181
                                                     ----------
                                                      1,125,735

BIOTECHNOLOGY - 1.6%
Amgen, Inc.* .......................       2,200        140,662
Chiron Corporation* ................       1,000         44,500
COR Therapeutics, Inc.* ............         300         10,537
Genentech, Inc.* ...................       1,400        114,100
Immunex Corporation* ...............       1,500         60,937
Incyte Genomics, Inc.* .............         200          4,975
Medimmune, Inc.* ...................         200          9,537
Millenium Pharmaceuticals* .........         200         12,375
Sepracor, Inc.* ....................         100          8,012
Techne Corporation* ................         400         14,425
                                                     ----------
                                                        420,060

BREWERS - 0.5%
Anheuser-Busch Companies, Inc. .....       3,200        145,600



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
BROADCASTING & CABLE TV - 0.4%
AT&T Corporation -
   Liberty Media Group* ............       4,400     $   59,675
Comcast Corporation* ...............         500         20,875
USA Networks, Inc.* ................       1,200         23,325
                                                     ----------
                                                        103,875

BUILDING PRODUCTS - 0.3%
American Standard
   Companies, Inc.* ................       1,500         73,969

CASINOS & GAMING - 0.2%
MGM Mirage .........................         800         22,550
Park Place Entertainment
   Corporation* ....................       3,000         35,812
                                                     ----------
                                                         58,362

COMPUTER & ELECTRONICS - RETAIL - 0.2%
Best Buy Company, Inc.* ............       1,400         41,387
CDW Computer Centers, Inc.* ........         200          5,575
RadioShack Corporation .............         300         12,844
                                                     ----------
                                                         59,806

COMPUTER HARDWARE - 4.4%
Compaq Computer Corporation ........       4,500         67,725
Dell Computer Corporation* .........       8,400        147,000
Gateway, Inc.* .....................         800         14,392
Hewlett-Packard Company ............       7,200        227,250
International Business Machines
   Corporation .....................       4,500        382,500
NCR Corporation* ...................         200          9,825
Palm, Inc.* ........................       1,400         39,637
Sun Microsystems, Inc.* ............      10,000        278,750
                                                     ----------
                                                      1,167,079

COMPUTER STORAGE & PERIPHERALS - 1.2%
EMC Corporation* ...................       4,400        292,600
Network Appliance, Inc.* ...........         400         25,694
                                                     ----------
                                                        318,294

CONSTRUCTION & ENGINEERING - 0.0%
Quanta Services, Inc.* .............         400         12,875

CONSTRUCTION & FARM MACHINERY - 0.1%
Deere & Company ....................         400         18,325

CONSTRUCTION MATERIALS - 0.0%
Centex Construction
   Products, Inc. ..................         100          2,731
LaFarge Corporation ................         200          4,725
                                                     ----------
                                                          7,456

CONSUMER ELECTRONICS - 0.1%
Gemstar-TV Guide
   International, Inc.* ............         600         27,825

CONSUMER FINANCE - 0.6%
Capital One Financial
   Corporation .....................         400         26,325
Household International, Inc. ......         900         49,500
MBNA Corporation ...................       1,800         66,487
Providian Financial Corporation ....         500         28,750
                                                     ----------
                                                        171,062

DATA PROCESSING SERVICES - 0.8%
Automatic Data Processing, Inc. ....       1,500         94,969
First Data Corporation .............       1,500         79,031
Paychex, Inc. ......................         750         36,469
                                                     ----------
                                                        210,469

DEPARTMENT STORES - 0.3%
Kohl's Corporation* ................         500         30,500
Sears, Roebuck & Company ...........       1,400         48,650
                                                     ----------
                                                         79,150

DIVERSIFIED CHEMICALS - 0.5%
Dow Chemical Company ...............         400         14,650
E.I. du Pont de Nemours
   & Company .......................       2,200        106,287
                                                     ----------
                                                        120,937

DIVERSIFIED COMMERCIAL SERVICES - 0.1%
Checkfree Corporation* .............         100          4,306
Convergys Corporation* .............         500         22,656
Deluxe Corporation .................         100          2,527
Dun & Bradstreet Corporation* ......         250          6,469
                                                     ----------
                                                         35,958

DIVERSIFIED FINANCIAL SERVICES - 6.9%
American Express Company ...........         400         21,975
Bear Stearns Companies, Inc. .......         500         25,344
Charles Schwab Corporation .........       2,600         73,775
Citigroup, Inc. ....................      15,666        799,945
Efficient Networks, Inc.* ..........         200          2,675
Franklin Resources, Inc. ...........         400         15,240
Goldman Sachs Group, Inc. ..........       1,700        181,794
Lehman Brothers Holdings, Inc. .....       1,600        108,200
Merrill Lynch & Company, Inc. ......       2,700        184,106
Moody's Corporation ................         500         12,844
Morgan Stanley Dean Witter
   & Company .......................       3,400        269,450
SEI Investments Company ............         300         33,600
State Street Corporation ...........         700         86,947
Stilwell Financial, Inc. ...........         600         23,662
USA Education, Inc. ................         100          6,800
                                                     ----------
                                                      1,846,357

DIVERSIFIED METALS & MINING - 0.1%
Inco, Ltd* .........................       1,100         18,436

DRUG RETAIL - 0.3%
Walgreen Company ...................       1,600         66,900



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
ELECTRIC UTILITIES - 1.4%
AES Corporation* ......................      900       $ 49,837
Calpine Corporation* ..................      800         36,050
Conectiv, Inc. ........................      300          6,019
Energy East Corporation ...............      500          9,844
Exelon Corporation ....................    1,212         85,095
FPL Group, Inc. .......................      100          7,175
PG&E Corporation ......................    1,400         28,000
PPL Corporation .......................    1,000         45,187
Public Service Enterprise
   Group, Inc. ........................    1,200         58,350
Reliant Energy, Inc. ..................      600         25,987
XCEL Energy, Inc. .....................      400         11,625
                                                       --------
                                                        363,169

ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Emerson Electric Company ..............    1,000         78,812
Energizer Holdings, Inc.* .............      200          4,275
Molex, Inc. ...........................    1,200         30,525
Plexus Corporation* ...................      300          9,117
Power-One, Inc.* ......................      500         19,656
Rockwell International
   Corporation ........................      700         33,337
SPX Corporation* ......................      200         21,637
Symbol Technologies, Inc. .............      200          7,200
Technitrol, Inc. ......................      100          4,112
Thermo Electron Corporation* ..........      200          5,950
Vishay Intertechnology, Inc.* .........    1,400         21,175
                                                       --------
                                                        235,796

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
Agilent Technologies, Inc.* ...........    1,000         54,750
Avnet, Inc. ...........................      100          2,150
AVX Corporation .......................    2,100         34,387
Jabil Circuit, Inc.* ..................      700         17,762
Kemet Corporation* ....................      500          7,562
Millipore Corporation .................      100          6,300
Newport Corporation ...................      400         31,444
Sanmina Corporation* ..................      300         22,987
Solectron Corporation* ................      300         10,170
Tektronix, Inc. .......................    1,100         37,056
                                                       --------
                                                        224,568

EMPLOYMENT SERVICES - 0.1%
Robert Half International, Inc.* ......      600         15,900

FOOD DISTRIBUTORS - 0.3%
Sysco Corporation .....................    2,400         72,000

FOOD - RETAIL - 0.3%
Kroger Company* .......................    1,700         46,006
Safeway, Inc.* ........................      700         43,750
                                                       --------
                                                         89,756

FOREST PRODUCTS - 0.2%
Rayonier, Inc. ........................      300         11,944
Weyerhaeuser Company ..................      600         30,450
                                                       --------
                                                         42,394

GAS UTILITIES - 0.1%
Sempra Energy .........................      600         13,950

GENERAL MERCHANDISE STORES - 1.6%
BJ's Wholesale Club, Inc.* ............      200          7,675
Ross Stores, Inc. .....................    1,100         18,562
Wal-Mart Stores, Inc. .................    7,600        403,750
                                                       --------
                                                        429,987

HEALTH CARE DISTRIBUTORS & SERVICES - 0.2%
Cardinal Health, Inc. .................      400         39,850
Quest Diagnostics, Inc.* ..............      100         14,200
                                                       --------
                                                         54,050

HEALTH CARE EQUIPMENT - 0.6%
Applera Corporation -
   Applied Biosystems Group ...........      300         28,219
Baxter International, Inc. ............      100          8,831
Guidant Corporation* ..................      200         10,788
Medtronic, Inc. .......................    1,900        114,713
                                                       --------
                                                        162,551

HEALTH CARE FACILITIES - 0.5%
HCA - The Healthcare Company ..........    2,100         92,421
Tenet Healthcare Corporation ..........      300         13,331
Universal Health Services, Inc.* ......      200         22,350
                                                       --------
                                                        128,102

HOME IMPROVEMENT RETAIL - 0.6%
Home Depot, Inc. ......................    3,300        150,769

HOMEBUILDING - 0.1%
NVR, Inc.* ............................      200         24,720
Ryland Group, Inc. ....................      300         12,225
                                                       --------
                                                         36,945

HOTELS - 0.1%
Marriott International, Inc. ..........      300         12,675
Starwood Hotels & Resorts
   Worldwide, Inc. ....................      600         21,150
                                                       --------
                                                         33,825

HOUSEHOLD PRODUCTS - 0.5%
Clorox Company ........................      300         10,650
Colgate-Palmolive Company .............      600         38,730
Kimberly-Clark Corporation ............    1,300         91,897
                                                       --------
                                                        141,277



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
INDUSTRIAL CONGLOMERATES - 4.3%
General Electric Company ..............   16,200     $  776,588
Minnesota Mining & Manufacturing
   Company ............................      800         96,400
Tyco International, Ltd. ..............    4,800        266,400
Vivendi Universal S.A. ................       80          5,225
                                                     ----------
                                                      1,144,613

INDUSTRIAL GASES - 0.0%
Air Products & Chemicals, Inc. ........      300         12,300

INDUSTRIAL MACHINERY - 0.3%
Dover Corporation .....................    1,200         48,675
Illinois Tool Works, Inc. .............      500         29,781
Parker-Hannifin Corporation ...........      200          8,825
                                                     ----------
                                                         87,281

INTEGRATED OIL & GAS - 6.0%
Amerada Hess Corporation ..............      900         65,756
Chevron Corporation ...................    3,300        278,644
Coastal Corporation ...................      300         26,494
Conoco, Inc. ..........................      600         17,175
Exxon Mobil Corporation ...............    7,200        625,950
Occidental Petroleum Company ..........    1,000         24,250
Phillips Petroleum Company ............    1,200         68,250
Royal Dutch Petroleum Company .........    4,900        296,756
Tesoro Petroleum Corporation* .........    1,000         11,625
Texaco, Inc. ..........................    2,800        173,950
                                                     ----------
                                                      1,588,850

INTEGRATED TELECOMMUNICATIONS - 3.7%
AT&T Corporation ......................   11,500        199,094
BellSouth Corporation .................    4,700        192,406
Broadwing, Inc.* ......................      700         15,969
Qwest Communications
   International, Inc.* ...............    4,200        172,200
SBC Communications, Inc. ..............    4,200        200,550
Sprint Corporation (FON Group) ........    1,200         24,375
Time Warner
   Telecommunications, Inc.* ..........      100          6,344
Verizon Communications, Inc. ..........    2,600        130,325
WorldCom, Inc.* .......................    3,800         53,200
                                                     ----------
                                                        994,463

INTERNET SOFTWARE & SERVICE - 0.6%
America Online, Inc.* .................    1,200         41,760
Ariba, Inc.* ..........................      500         26,813
BroadVision, Inc.* ....................    1,200         14,175
Exodus Communications, Inc.* ..........      500         10,000
Infospace.com, Inc.* ..................      600          5,306
Interwoven, Inc.* .....................      100          6,592
Verisign, Inc.* .......................      500         37,102
Vitria Technology, Inc.* ..............      200          1,550
Yahoo, Inc.* ..........................      300          9,052
                                                     ----------
                                                        152,350

IT CONSULTING & SERVICES - 0.0%
Computer Sciences Corporation* ........      200         12,025

LEISURE PRODUCTS - 0.1%
Brunswick Corporation .................    1,500         24,656

LIFE & HEALTH INSURANCE - 0.5%
Aflac, Inc. ...........................      500         36,094
John Hancock Financial
   Services, Inc. .....................      300         11,288
Lincoln National Corporation ..........      600         28,387
Metlife, Inc. .........................    1,400         49,000
                                                     ----------
                                                        124,769

MANAGED HEALTH CARE - 0.7%
Cigna Corporation .....................      900        119,070
Oxford Health Plans, Inc.* ............      600         23,700
Trigon Healthcare, Inc.* ..............      300         23,344
UnitedHealth Group, Inc. ..............      400         24,550
                                                     ----------
                                                        190,664

METAL & GLASS CONTAINERS - 0.0%
Pactiv Corporation* ...................      700          8,663

MOTORCYCLE MANUFACTURERS - 0.1%
Harley-Davidson, Inc. .................    1,000         39,750

MOVIES & ENTERTAINMENT - 1.5%
Time Warner, Inc. .....................    1,800         94,032
Viacom, Inc. (CL.B)* ..................    3,800        177,650
Walt Disney Company ...................    4,400        127,325
                                                     ----------
                                                        399,007

MULTI-LINE INSURANCE - 1.8%
American International
   Group, Inc. ........................    3,800        374,538
AXA Financial, Inc. ...................      590         42,369
Hartford Financial Services
   Group, Inc. ........................      800         56,500
                                                     ----------
                                                        473,407

MULTI-UTILITIES - 0.7%
Dynegy, Inc. ..........................      500         28,031
Enron Corporation .....................    1,400        116,375
Williams Companies, Inc. ..............    1,200         47,925
                                                     ----------
                                                        192,331

NETWORKING EQUIPMENT - 2.5%
3Com Corporation* .....................    3,700         31,450
Brocade Communications
   Systems, Inc.* .....................      500         45,906
Cabletron Systems, Inc.* ..............      900         13,556
Cisco Systems, Inc.* ..................   10,700        409,275
Extreme Networks, Inc.* ...............      200          7,825
Juniper Networks, Inc.* ...............    1,100        138,669
Redback Networks, Inc.* ...............      500         20,500
                                                     ----------
                                                        667,181



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
OFFICE SERVICES & SUPPLIES - 0.2%
Avery Dennison Corporation ............      800     $   43,900
Herman Miller, Inc. ...................      500         14,375
                                                     ----------
                                                         58,275

OIL & GAS DRILLING - 2.7%
Cooper Cameron Corporation* ...........      500         33,031
Ensco International, Inc. .............    7,500        255,469
Global Marine, Inc.* ..................    6,000        170,250
Noble Drilling Corporation* ...........    2,800        121,625
Precision Drilling Corporation* .......    1,900         71,369
R & B Falcon Corporation* .............    1,200         27,525
Sante Fe International
   Corporation ........................    1,300         41,681
                                                     ----------
                                                        720,950

OIL & GAS EQUIPMENT & SERVICES - 1.1%
Baker Hughes, Inc. ....................      700         29,094
BJ Services Company* ..................      400         27,550
Halliburton Company ...................      500         18,125
Progress Energy, Inc.* ................      400            180
Schlumberger, Ltd .....................    1,700        135,894
Smith International, Inc.* ............      500         37,281
Varco International, Inc.* ............    1,500         32,625
                                                     ----------
                                                        280,749

OIL & GAS EXPLORATION & PRODUCTION - 4.2%
Apache Corporation ....................    1,400         98,088
Cabot Oil & Gas Corporation ...........    2,500         77,969
Chieftain International, Inc.* ........    2,500         69,063
Devon Energy Corporation ..............    2,000        121,940
EOG Resources, Inc. ...................    3,000        164,063
Frontier Oil Corporation* .............    5,000         34,375
Kerr-McGee Corporation ................    1,300         87,019
Murphy Oil Corporation ................    1,900        114,831
Newfield Exploration Company* .........    1,200         56,925
Noble Affiliates, Inc. ................      700         32,200
St. Mary Land & Exploration
   Company ............................      800         26,650
Stone Energy Corporation* .............    1,000         64,550
Tom Brown, Inc.* ......................    3,000         98,625
Westport Resources Corporation* .......    3,000         65,813
                                                     ----------
                                                      1,112,111

OIL & GAS REFINING & MARKETING - 0.2%
Tosco Corporation .....................    1,200         40,725
Valero Energy Corporation .............      500         18,594
                                                     ----------
                                                         59,319

PACKAGED FOODS - 0.3%
Conagra Foods, Inc. ...................    1,600         41,600
Heinz (H.J.) Company ..................      700         33,206
                                                     ----------
                                                         74,806

PAPER PACKAGING - 0.0%
Bemis Company, Inc. ...................      200          6,713

PAPER PRODUCTS - 0.0%
Westvaco Corporation ..................      400         11,675

PERSONAL PRODUCTS - 0.1%
Avon Products, Inc. ...................      600         28,725

PHARMACEUTICALS - 6.1%
Alpharma, Inc. ........................      100          4,388
American Home Products
   Corporation ........................    1,100         69,905
Andrx Corporation -
   Andrx Group* .......................      400         23,150
Bristol-Myers Squibb Company ..........      700         51,756
Eli Lilly & Company ...................    1,100        102,369
Forest Laboratories, Inc.* ............      300         39,863
Ivax Corporation* .....................    1,300         49,790
Johnson & Johnson .....................    2,100        220,631
Merck & Company, Inc. .................    4,000        374,500
Pfizer, Inc. ..........................   11,725        539,350
Pharmacia Corporation .................    1,700        103,700
Schering-Plough Corporation ...........      800         45,400
                                                     ----------
                                                      1,624,802

PHOTOGRAPHIC PRODUCTS - 0.2%
Eastman Kodak Company .................    1,200         47,250

PROPERTY & CASUALTY INSURANCE - 1.2%
Allstate Corporation ..................    1,300         56,631
Chubb Corporation .....................      700         60,550
Cincinnati Financial Corporation ......      400         15,825
MGIC Investment Corporation ...........      500         33,719
PMI Group, Inc. .......................    1,600        108,300
Radian Group, Inc. ....................      100          7,506
St. Paul Companies, Inc. ..............      800         43,450
                                                     ----------
                                                        325,981

PUBLISHING & PRINTING - 1.0%
Donnelley (R.H.) Corporation* .........      600         14,588
Dow Jones & Company, Inc. .............      400         22,650
Gannett Company, Inc. .................    1,200         75,675
Knight-Ridder, Inc. ...................      500         28,438
McGraw-Hill Companies, Inc. ...........      300         17,588
New York Times Company ................    1,000         40,063
Readers Digest Association, Inc. ......    1,500         58,688
Tribune Company .......................      300         12,675
                                                     ----------
                                                        270,365

RESTAURANTS - 0.2%
Brinker International, Inc.* ..........      500         21,125
Darden Restaurants, Inc. ..............    1,000         22,875
Ruby Tuesday, Inc. ....................    1,200         18,300
Ryan's Family Steak House, Inc.* ......      200          1,888
                                                     ----------
                                                         64,188



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
SEMICONDUCTOR EQUIPMENT - 0.6%
Applied Materials, Inc.* ..............    3,900    $   148,931
Lam Research Corporation* .............    1,000         14,500
                                                    -----------
                                                        163,431

SEMICONDUCTORS - 5.7%
Altera Corporation* ...................    1,600         42,100
Analog Devices, Inc.* .................    2,100        107,494
Atmel Corporation* ....................    5,900         68,588
Broadcom Corporation* .................      400         33,800
Integrated Device
   Technology, Inc.* ..................    1,000         33,125
Intel Corporation .....................   18,700        565,675
International Rectifier
   Corporation* .......................      900         27,000
Lattice Semiconductor
   Corporation* .......................    1,600         29,400
Linear Technology Corporation .........    1,500         69,375
LSI Logic Corporation* ................    1,400         23,926
Maxim Integrated Products, Inc.* ......    1,100         52,594
Micrel, Inc.* .........................      400         13,475
Microchip Technology, Inc.* ...........      350          7,678
Micron Technology, Inc.* ..............    1,800         63,900
PMC-Sierra, Inc.* .....................      500         39,313
Qlogic Corporation* ...................      300         23,100
SDL, Inc.* ............................      300         44,456
Semtech Corporation* ..................      200          4,413
Texas Instruments, Inc. ...............    2,200        104,225
Triquint Semiconductor, Inc.* .........      900         39,319
Virata Corporation* ...................      400          4,350
Vitesse Semiconductor
   Corporation* .......................      400         22,125
Xilinx, Inc.* .........................    1,900         87,638
                                                    -----------
                                                      1,507,069

SOFT DRINKS - 1.0%
Coca-Cola Company .....................    2,100        127,969
PepsiCo, Inc. .........................    2,700        133,819
                                                    -----------
                                                        261,788

SPECIALTY STORES - 0.2%
Tiffany & Company .....................      600         18,975
Zale Corporation* .....................    1,000         29,063
                                                    -----------
                                                         48,038

STEEL - 0.0%
AK Steel Holding Corporation ..........      500          4,375

SYSTEMS SOFTWARE - 4.2%
Adobe Systems, Inc. ...................    1,200         69,825
BEA Systems, Inc.* ....................      300         20,194
Computer Associates
   International, Inc. ................      900         17,550
DST Systems, Inc.* ....................      500         33,500
Micromuse, Inc.* ......................      400         24,144
Microsoft Corporation* ................    7,900        343,650
Network Associates, Inc.* .............      200            837
Oracle Corporation* ...................   17,400        505,688
Symantec Corporation* .................      400         13,350
Veritas Software Corporation* .........    1,100         96,319
Wind River Systems* ...................      200          6,825
                                                    -----------
                                                      1,131,882

TELECOMMUNICATIONS EQUIPMENT - 2.2%
ADC Telecommunications, Inc.* .........    2,600         47,125
Advanced Fibre
   Communications, Inc. ...............      800         14,450
Ciena Corporation* ....................      600         48,825
Comverse Technology, Inc.* ............      200         21,725
Corning, Inc. .........................      900         47,531
Digital Lightwave, Inc.* ..............      300          9,506
JDS Uniphase Corporation* .............    1,500         62,531
Lucent Technologies, Inc. .............    7,800        105,300
Motorola, Inc. ........................    2,000         40,500
New Focus, Inc.* ......................      300         10,425
Nortel Networks Corporation ...........    3,600        115,425
Scientific-Atlanta, Inc. ..............      600         19,537
Tellabs, Inc.* ........................      600         33,900
Tollgrade Communications, Inc.* .......      300         10,950
                                                    -----------
                                                        587,730

TOBACCO - 1.3%
Philip Morris Companies, Inc. .........    4,700        206,800
Reynolds (R.J.) Tobacco
   Holdings, Inc. .....................    2,700        131,625
                                                    -----------
                                                        338,425

TRUCKING - 0.1%
Extra Corporation* ....................      400         19,200

WIRELESS TELECOMMUNICATION - 0.2%
AT&T Wireless Group* ..................    1,000         17,312
Powerwave Technologies, Inc.* .........      300         17,550
Telephone & Data Systems, Inc. ........      200         18,000
                                                    -----------
                                                         52,862
                                                    -----------
   Total common stocks - 92.2% ...................   24,562,456



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES W (MAIN STREET GROWTH AND INCOME(R))
(CONTINUED)

                                        PRINCIPAL
                                         AMOUNT
                                        OR NUMBER       MARKET
FOREIGN STOCKS                          OF SHARES       VALUE
--------------                          ---------       ------
CANADA - 3.0%
Anderson Exploration, Ltd.* .........      6,700    $   151,888
Berkley Petroleum Corporation* ......      7,200         54,168
Canadian 88 Energy Corporation* .....     16,500         44,161
Canadian Natural
   Resources, Ltd.* .................      4,400        121,571
Encal Energy, Ltd* ..................      6,200         43,961
Genesis Exploration, Ltd.* ..........     10,000         82,557
Husky Energy, Inc.* .................        908          9,007
Paramount Resources, Ltd.* ..........      3,000         34,155
Penn West Petroleum, Ltd.* ..........      1,400         34,860
Rio Alto Exploration, Ltd.* .........      2,600         56,431
Talisman Energy, Inc.* ..............      3,400        125,972
Velvet Exploration, Ltd.* ...........     20,000         46,605
                                                    -----------
                                                        805,336

REPURCHASE AGREEMENT - 10.0%

State Street Bank, 4.25% - 01/02/01
   (Collateralized by USTB,
   8.875% - 2017 with a value
   of $2,710,518) ................... $2,652,729      2,652,729
                                                    -----------
   Total investments - 105.2% ....................   28,020,521
   Liabilities, less cash and other
      assets - (5.2%) ............................   (1,382,319)
                                                    -----------
   Total net assets - 100.0% .....................  $26,638,202
                                                    ===========

The identified cost of investments owned at December 31, 2000 was $30,466,576, for federal income tax purposes.

* Non-income producing security



                             See accompanying notes.

[CLOCK]

SERIES H (ENHANCED INDEX SERIES)
February 15, 2001

[BANKERS TRUST LOGO]

SUBADVISOR, BANKERS TRUST COMPANY


TO OUR CONTRACTHOLDERS:

The Enhanced Index Series of SBL Fund experienced a difficult year in 2000, along with many large-cap equity funds. The Series returned -10.20% over the twelve months ended December 31, 2000, lagging its benchmark index, the S&P 500 Stock Index, which returned -9.10% for the same period.(1)

OPERATION OF THE PROPRIETARY SCREENS

The Enhanced Index Team uses several proprietary screens in deciding when to overweight or underweight stocks in the portfolio. Stocks may be overweighted relative to its weighting in the benchmark S&P 500 Index when one or more of the following characteristics becomes evident: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P 500 Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), or the stock's price shows significant value based on options pricing techniques.

Conversely, stocks may be underweighted if there is a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), or if the company's financials show downward momentum. If none of the positive or negative screens apply, we will hold a neutral position in the stock.

HEAVY MERGER AND ACQUISITION ACTIVITY WAS A PLUS

In the year just completed, the Series benefited from merger and acquisition activity. According to results published by Thomson Financial Securities Data, more than $1.83 trillion in announced U.S. merger and acquisition transactions occurred in 2000. That marks a new record, breaking the previous record of $1.63 trillion set in 1998, and ahead of 1999's total of $1.57 trillion.

During the year, the Enhanced Income Series benefited from thirty-five merger and acquisition deals that closed successfully. Some of the companies acquired include Bestfoods (acquired by Unilever NV), Fort James Corporation (acquired by Georgia-Pacific Group), Mirage Resorts, Incorporated (acquired by MGM Grand Inc.), and Nabisco Holdings Corporation (acquired by Philip Morris Companies Inc.).

MANY COMPANIES WERE ADDED TO THE S&P 500 INDEX

The portfolio also benefited from the fifty-six additions to the S&P 500 Stock Index, including holdings such as JDS Uniphase Corporation, Quest Communications International Inc., Broadcom Corporation, and Applied Micro Circuits Corporation. Among our other quantitative screens, performance was mixed. During the period, zero dividend yield and earnings surprise screens added value while seasoned equity offerings, stock as an option, earnings momentum and high dividend yield did not.

PORTFOLIO MANAGERS' OUTLOOK

While as index fund managers we don't manage the portfolio according to a given outlook for the equity markets or the economy, we do monitor economic conditions and how they affect the financial markets. Our Chief Economist, Josh Feinman, expects the equity markets to face a tug of war between the near-term prospect of continued weakness in economic activity and profits and the prospect of a rebound later this year and in 2002 as monetary easing takes effect. If we are correct in our belief that Gross Domestic Product will slow in early 2001 to a 1% to 2% growth rate and that the Federal Reserve Board will cut interest rates by another 1% by mid-year, then equity markets may be close to discounting all the bad news and could begin to look ahead to better times.


Sincerely,

Bankers Trust Company
Enhanced Index Team

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

[CLOCK]

SERIES H (ENHANCED INDEX SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2000(1)

                                   Since Inception
                 1 Year               (5-3-99)
Series H        (10.20%)                0.52%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES H VS. S&P 500 INDEX

                                     [GRAPH]

                                    SBL H SERIES        S&P 500 INDEX

                    DATE                VALUE               VALUE
                     5/3/99             10,000              10,000
                    6/30/99             10,330              10,306
                    9/30/99              9,700               9,662
                   12/31/99             11,231              11,100
                    3/31/00             11,513              11,354
                    6/30/00             11,171              11,052
                    9/30/00             11,021              10,945
                   12/31/00             10,079              10,089

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 and reflects the fees and expenses of Series H. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $10,079. By comparison, the same $10,000 investment would have grown to $10,089 based on the S&P 500 Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES H (ENHANCED INDEX)

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
ADVERTISING - 0.8%
ACNielsen Corporation* ................    7,400       $268,250
Interpublic Group of
   Companies, Inc. ....................      600         25,538
Omnicom Group, Inc. ...................      600         49,725
                                                       --------
                                                        343,513

AEROSPACE & DEFENSE - 1.6%
B.F. Goodrich Company .................      200          7,275
Boeing Company ........................    3,000        198,000
General Dynamics Corporation ..........      900         70,200
Honeywell International, Inc. .........    4,800        227,100
Lockheed Martin Corporation ...........    1,300         44,135
Northrop Grumman Corporation ..........      200         16,600
Raytheon Company (Cl. B) ..............    1,200         37,275
United Technologies Corporation .......    1,600        125,800
                                                       --------
                                                        726,385

AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland
   Company ............................    2,300         34,500

AIR FREIGHT & COURIERS - 0.1%
FedEx Corporation* ....................    1,200         47,952

AIRLINES - 0.4%
AMR Corporation* ......................      900         35,269
Delta Air Lines, Inc. .................      700         35,131
Southwest Airlines Company ............    2,600         87,178
US Airways Group, Inc.* ...............      500         20,281
                                                       --------
                                                        177,859

ALTERNATIVE CARRIERS - 0.1%
Global Crossing, Ltd.* ................    4,000         57,250

ALUMINUM - 0.3%
Alcan Aluminum, Ltd. ..................    1,000         34,187
Alcoa, Inc. ...........................    2,900         97,150
                                                       --------
                                                        131,337

APPAREL & ACCESSORIES - 0.1%
Liz Claiborne, Inc. ...................      700         29,138
V. F. Corporation .....................      300         10,872
                                                       --------
                                                         40,010

APPAREL RETAIL - 0.2%
Gap, Inc. .............................    1,300         33,150
Limited, Inc. .........................    2,000         34,125
TJX Companies, Inc. ...................      200          5,550
                                                       --------
                                                         72,825

APPLICATION SOFTWARE - 0.9%
Autodesk, Inc. ........................      100          2,694
Citrix Systems, Inc.* .................      600         13,500
Intuit, Inc.* .........................      750         29,578
Mercury Interactive Corporation* ......      400         36,100
Objective Systems
   Integrators, Inc.* .................    9,800        172,725
Parametric Technology
   Corporation* .......................    1,000         13,437
PeopleSoft, Inc.* .....................    1,200         44,625
Siebel Systems, Inc.* .................    1,630        110,433
                                                       --------
                                                        423,092

AUTO PARTS & EQUIPMENT - 0.1%
Dana Corporation ......................      500          7,656
Delphi Automotive Systems
   Corporation ........................    1,900         21,375
Johnson Controls, Inc. ................      200         10,400
Snap-on, Inc. .........................      200          5,575
TRW, Inc. .............................      300         11,625
Visteon Corporation ...................      401          4,611
                                                       --------
                                                         61,242

AUTOMOBILE MANUFACTURERS - 0.6%
Ford Motor Company ....................    6,900        161,719
General Motors Corporation ............    2,099        106,918
                                                       --------
                                                        268,637

BANKS - 4.6%
AmSouth Bancorporation ................    1,900         28,975
BB&T Corporation ......................    1,200         44,775
Bank of America Corporation ...........    5,900        270,663
Bank of New York Company, Inc. ........    2,400        132,450
Bank One Corporation ..................    3,800        139,175
Bank United Corporation ...............      300         20,456
Charter One Financial, Inc. ...........      735         21,223
Chase Manhattan Corporation ...........    1,100         49,981
Comerica, Inc. ........................      500         29,687
Fifth Third Bancorp ...................    1,600         95,600
First Union Corporation ...............    1,800         50,063
Firstar Corporation ...................    3,400         79,050
FleetBoston Financial Corporation .....    1,900         71,369
Golden West Financial
   Corporation ........................      500         33,750
Huntington Bancshares, Inc. ...........    1,400         22,662
KeyCorp ...............................    1,800         50,400
Mellon Financial Corporation ..........    1,600         78,700
National City Corporation .............    2,600         74,750
Northern Trust Corporation ............      700         57,094
PNC Financial Services Group ..........    1,000         73,063
Regions Financial Corporation .........      700         19,119
Summit Bancorp ........................    1,600         61,100
SunTrust Banks, Inc. ..................      903         56,889
Synovus Financial Corporation .........    1,000         26,937
U.S. Bancorp ..........................    2,700         78,806
Union Planters Corporation ............      700         25,025



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES H (ENHANCED INDEX) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
BANKS (CONTINUED)
Washington Mutual, Inc. ...............    1,300     $   68,981
Wells Fargo & Company .................    5,820        324,101
                                                     ----------
                                                      2,084,844

BIOTECHNOLOGY - 0.8%
Amgen, Inc.* ..........................    3,700        236,569
Biogen, Inc.* .........................      500         30,031
Chiron Corporation* ...................      800         35,600
MedImmune, Inc.* ......................      900         42,919
                                                     ----------
                                                        345,119

BREWERS - 0.3%
Adolph Coors Company ..................      100          8,031
Anheuser-Busch Companies, Inc. ........    3,000        136,500
Brown-Forman
   Corporation (Cl. B) ................      200         13,300
                                                     ----------
                                                        157,831

BROADCASTING & CABLE TV - 0.6%
Clear Channel
   Communications, Inc.* ..............    2,100        101,719
Comcast Corporation* ..................    3,600        150,300
General Motors
   Corporation (Cl. H)* ...............        3             69
                                                     ----------
                                                        252,088

BUILDING PRODUCTS - 0.3%
Crane Company .........................      100          2,844
Johns Manville Corporation ............    7,200         93,150
Masco Corporation .....................    1,600         41,100
                                                     ----------
                                                        137,094

CASINOS & GAMING - 0.0%
Harrah's Entertainment, Inc.* .........      800         21,100

COMMERCIAL PRINTING - 0.0%
Donnelley (R. R.) & Sons Company ......      400         10,800

COMPUTER & ELECTRONICS RETAIL - 0.2%
Best Buy Company, Inc.* ...............    1,200         35,475
Circuit City Stores -
   Circuit City Group .................      700          8,050
RadioShack Corporation ................      600         25,688
                                                     ----------
                                                         69,213

COMPUTER HARDWARE - 3.1%
Apple Computer, Inc.* .................    1,300         19,337
Compaq Computer Corporation ...........    5,700         85,785
Dell Computer Corporation* ............    9,000        157,500
Gateway, Inc.* ........................    1,300         23,387
Hewlett-Packard Company ...............    6,050        190,953
International Business
   Machines Corporation ...............    6,100        518,500
NCR Corporation* ......................      700         34,388
Palm, Inc.* ...........................    1,800         50,962
Sun Microsystems, Inc.* ...............   11,400        317,775
                                                     ----------
                                                      1,398,587

COMPUTER STORAGE & PERIPHERALS - 1.3%
EMC Corporation* ......................    7,700        512,050
Lexmark International, Inc.* ..........      400         17,725
Network Appliance, Inc.* ..............    1,300         83,505
                                                     ----------
                                                        613,280

CONSTRUCTION & ENGINEERING - 0.0%
Fluor Corporation* ....................      275          9,092

CONSTRUCTION & FARM MACHINERY - 0.3%
Caterpillar, Inc. .....................    1,100         52,044
Cummins Engine Company, Inc. ..........      500         18,969
Deere & Company .......................      600         27,488
Navistar International
   Corporation* .......................      600         15,712
PACCAR, Inc. ..........................      600         29,550
                                                     ----------
                                                        143,763

CONSTRUCTION MATERIALS - 0.0%
Vulcan Materials Company ..............      200          9,575

CONSUMER FINANCE - 0.6%
Capital One Financial
   Corporation ........................      600         39,488
Countrywide Credit
   Industries, Inc. ...................      300         15,075
Household International, Inc. .........    1,500         82,500
MBNA Corporation ......................    2,900        107,119
Providian Financial Corporation .......      800         46,000
                                                     ----------
                                                        290,182

DATA PROCESSING SERVICES - 0.7%
Automatic Data Processing, Inc. .......    2,000        126,625
First Data Corporation ................    1,300         68,494
Paychex, Inc. .........................    1,700         82,662
Sabre Holdings Corporation* ...........      500         21,563
                                                     ----------
                                                        299,344

DEPARTMENT STORES - 0.5%
Dillard's, Inc. .......................      446          5,268
Federated Department
   Stores, Inc.* ......................      700         24,500
J. C. Penney Company, Inc. ............    1,700         18,488
Kohl's Corporation* ...................    1,400         85,400
May Department Stores Company .........      900         29,475
Nordstrom, Inc. .......................      500          9,094
Sears, Roebuck & Company ..............    1,600         55,600
                                                     ----------
                                                        227,825

DIVERSIFIED CHEMICALS - 0.7%
E.I. du Pont de Nemours
   & Company ..........................    3,201        154,648
Eastman Chemical Company ..............      300         14,625
Engelhard Corporation .................      400          8,150
FMC Corporation* ......................      300         21,506
Hercules, Inc. ........................      440          8,387
Union Carbide Corporation .............    2,000        107,625
                                                     ----------
                                                        314,941



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES H (ENHANCED INDEX) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
DIVERSIFIED COMMERCIAL SERVICES - 0.2%
Cendant Corporation* ..................    2,600     $   25,025
Convergys Corporation* ................      800         36,250
Deluxe Corporation ....................      300          7,581
Ecolab, Inc. ..........................      300         12,956
Equifax, Inc. .........................      400         11,475
H&R Block, Inc. .......................      200          8,275
IMS Health, Inc. ......................      300          8,100
                                                     ----------
                                                        109,662

DIVERSIFIED FINANCIAL SERVICES - 5.9%
American Express Company ..............    4,800        263,700
Bear Stearns Companies, Inc. ..........      289         14,649
Charles Schwab Corporation ............    4,600        130,525
CIT Group, Inc. .......................      900         18,113
Citigroup, Inc. .......................   17,766        907,176
Fannie Mae ............................    3,400        294,950
Franklin Resources, Inc. ..............      700         26,670
Freddie Mac ...........................    1,500        103,312
J.P. Morgan & Company, Inc. ...........    1,400        231,700
Lehman Brothers Holdings, Inc. ........    1,200         81,150
Merrill Lynch & Company, Inc. .........    2,700        184,106
Moody's Corporation ...................      600         15,413
Morgan Stanley Dean Witter
   & Company ..........................    3,800        301,150
State Street Corporation ..............      500         62,105
Stilwell Financial, Inc. ..............      700         27,606
T. Rowe Price Group, Inc. .............      300         12,680
USA Education, Inc. ...................      500         34,000
                                                     ----------
                                                      2,709,005

DIVERSIFIED METALS & MINING - 0.0%
Arch Coal, Inc. .......................       15            212
Freeport-McMoRan
   Copper & Gold, Inc. (Cl. B)* .......      700          5,994
Inco, Ltd.* ...........................      600         10,056
Phelps Dodge Corporation ..............      100          5,581
                                                     ----------
                                                         21,843

DRUG RETAIL -0.5%
CVS Corporation .......................    1,300         77,919
Longs Drug Stores Corporation .........      100          2,412
Walgreen Company ......................    3,400        142,163
                                                     ----------
                                                        222,494

ELECTRIC UTILITIES - 2.6%
AES Corporation* ......................    1,800         99,675
Allegheny Energy, Inc. ................      400         19,275
Ameren Corporation ....................      500         23,156
American Electric Power
   Company, Inc. ......................    1,600         74,400
CMS Energy Corporation ................      900         28,519
Calpine Corporation* ..................    1,200         54,075
Cinergy Corporation ...................      600         21,075
Consolidated Edison, Inc. .............      600         23,100
DTE Energy Company ....................      700         27,256
Dominion Resources, Inc. ..............    1,000         67,000
Duke Energy Corporation ...............    1,200        102,300
Edison International ..................    1,500         23,437
Entergy Corporation ...................    1,100         46,544
Exelon Corporation ....................    1,100         77,231
FPL Group, Inc. .......................      500         35,875
FirstEnergy Corporation ...............    1,200         37,875
Niagra Mohawk Holdings, Inc.* .........    1,300         21,694
PG&E Corporation ......................    1,600         32,000
PPL Corporation .......................    1,000         45,188
Pinnacle West Capital
   Corporation ........................      200          9,525
Progress Energy, Inc. .................    1,100         54,106
Public Service Enterprise
   Group, Inc .........................      700         34,037
Reliant Energy, Inc. ..................    1,300         56,306
Southern Company ......................    3,000         99,750
TXU  Corporation ......................      900         39,881
Xcel Energy, Inc. .....................    1,500         43,594
                                                     ----------
                                                      1,196,874

ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
American Power Conversion
   Corporation ........................      700          8,663
Cooper Industries, Inc. ...............      400         18,375
Emerson Electric Company ..............    1,400        110,337
Molex, Inc. ...........................      600         21,300
National Service Industries, Inc. .....      100          2,569
Power-One, Inc.* ......................      400         15,725
Rockwell International
   Corporation ........................      500         23,813
Symbol Technologies, Inc. .............      525         18,900
Thermo Electron Corporation* ..........    1,000         29,750
Thomas & Betts Corporation ............      200          3,237
                                                     ----------
                                                        252,669



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES H (ENHANCED INDEX) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
Agilent Technologies, Inc.* ...........    1,500     $   82,125
Millipore Corporation .................      100          6,300
PerkinElmer, Inc. .....................      300         31,500
Sanmina Corporation* ..................      800         61,300
Solectron Corporation* ................    2,600         88,140
Tektronix, Inc. .......................      200          6,738
Teledyne Technologies, Inc.* ..........        1             24
                                                     ----------
                                                        276,127

EMPLOYMENT SERVICES - 0.0%
Robert Half International, Inc.* ......      635         16,827

ENVIRONMENTAL SERVICES - 0.2%
Allied Waste Industries, Inc.* ........      600          8,738
Waste Management, Inc. ................    2,300         63,825
                                                     ----------
                                                         72,563

FOOD DISTRIBUTORS - 0.2%
SUPERVALU, Inc. .......................      500          6,937
SYSCO Corporation .....................    3,000         90,000
                                                     ----------
                                                         96,937

FOOD RETAIL - 0.5%
Albertson's, Inc. .....................      700         18,550
Kroger Company* .......................    3,500         94,719
Safeway, Inc.* ........................    1,900        118,750
Winn-Dixie Stores, Inc. ...............      500          9,688
                                                     ----------
                                                        241,707

FOOTWEAR - 0.2%
Nike, Inc. (Cl. B) ....................      900         50,231
Reebok International, Ltd.* ...........      800         21,872
                                                     ----------
                                                         72,103

FOREST PRODUCTS - 0.0%
Louisiana-Pacific Corporation .........      300          3,037

GAS UTILITIES - 0.4%
El Paso Energy Corporation ............      800         57,300
KeySpan Corporation ...................      700         29,663
Kinder Morgan, Inc. ...................      400         20,875
NICOR, Inc. ...........................      200          8,637
Peoples Energy Corporation ............      200          8,950
Sempra Energy .........................    1,500         34,875
                                                     ----------
                                                        160,300

GENERAL MERCHANDISE STORES - 2.3%
Consolidated Stores Corporation* ......    1,700         18,063
Costco Wholesale Corporation* .........    1,600         63,900
Dollar General Corporation ............    1,100         20,762
Kmart Corporation* ....................    3,900         20,719
Target Corporation ....................    3,100         99,975
Wal-Mart Stores, Inc.(1) ..............   15,500        823,438
                                                     ----------
                                                      1,046,857

GOLD - 0.1%
Barrick Gold Corporation ..............    1,400         22,932
Homestake Mining Company ..............      800          3,350
Newmont Mining Corporation ............      600         10,237
Placer Dome, Inc. .....................    1,100         10,588
                                                     ----------
                                                         47,107

HEALTH CARE DISTRIBUTORS & SERVICES - 0.3%
Cardinal Health, Inc. .................      900         89,662
McKesson HBOC, Inc. ...................      800         28,712
Quintiles Transnational
   Corporation* .......................    1,200         25,125
                                                     ----------
                                                        143,499

HEALTH CARE EQUIPMENT - 1.4%
Applera Corporation-Applied
   Biosystems Group ...................      700         65,844
Baxter International, Inc. ............    1,000         88,313
Becton, Dickinson and Company .........      800         27,700
Biomet, Inc. ..........................    1,200         47,625
Boston Scientific Corporation* ........    1,400         19,162
Guidant Corporation* ..................    1,300         70,119
Medtronic, Inc. .......................    4,100        247,538
St. Jude Medical, Inc.* ...............      500         30,719
Stryker Corporation ...................      800         40,472
                                                     ----------
                                                        637,492

HEALTH CARE FACILITIES - 0.5%
HCA - The Healthcare Company ..........    1,900         83,619
HealthSouth Corporation* ..............    2,500         40,781
Manor Care, Inc.* .....................    1,100         22,687
Tenet Healthcare Corporation ..........    1,500         66,656
                                                     ----------
                                                        213,743

HEALTH CARE SUPPLIES - 0.4%
Bausch & Lomb, Inc. ...................      100          4,044
Block Drug Company, Inc. ..............    3,600        189,675
                                                     ----------
                                                        193,719

HOME FURNISHINGS - 0.0%
Leggett & Platt, Inc. .................      700         13,256

HOME IMPROVEMENT RETAIL - 0.9%
Home Depot, Inc. ......................    7,900        360,931
Lowe's Companies, Inc. ................      300         13,350
Sherwin-Williams Company ..............      600         15,788
                                                     ----------
                                                        390,069

HOMEBUILDING - 0.1%
Kaufman and Broad Home
   Corporation ........................      600         20,212
Pulte Corporation .....................      100          4,219
                                                     ----------
                                                         24,431



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES H (ENHANCED INDEX) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
HOTELS - 0.7%
Fairfield Communities, Inc.* .........    16,300     $  229,219
Hilton Hotels Corporation ............     1,300         13,650
Marriott International, Inc. .........       700         29,575
Starwood Hotels & Resorts
   Worldwide, Inc. ...................       700         24,675
                                                     ----------
                                                        297,119

HOUSEHOLD APPLIANCES - 0.0%
Black & Decker Corporation ...........       200          7,850
Stanley Works ........................       300          9,356
Whirlpool Corporation ................       100          4,769
                                                     ----------
                                                         21,975

HOUSEHOLD PRODUCTS - 1.2%
Clorox Company .......................       700         24,850
Colgate-Palmolive Company ............     1,700        109,735
Kimberly-Clark Corporation ...........     1,800        127,242
Procter & Gamble Company .............     3,700        290,219
                                                     ----------
                                                        552,046

HOUSEWARES & SPECIALTIES - 0.1%
American Greetings Corporation .......       700          6,606
Fortune Brands, Inc. .................       600         18,000
Newell Rubbermaid, Inc. ..............       900         20,475
Tupperware Corporation ...............       600         12,263
                                                     ----------
                                                         57,344

INDUSTRIAL CONGLOMERATES - 4.4%
General Electric Company(1) ..........    32,020      1,534,959
ITT Industries, Inc. .................       100          3,875
Minnesota Mining &
   Manufacturing Company .............     1,200        144,600
Textron, Inc. ........................       500         23,250
Tyco International, Ltd. .............     5,920        328,560
                                                     ----------
                                                      2,035,244

INDUSTRIAL GASES - 0.1%
Air Products & Chemicals, Inc. .......       700         28,700
Praxair, Inc. ........................       400         17,750
                                                     ----------
                                                         46,450

INDUSTRIAL MACHINERY - 0.4%
Danaher Corporation ..................       400         27,350
Dover Corporation ....................       600         24,337
Eaton Corporation ....................       200         15,038
Illinois Tool Works, Inc. ............     1,000         59,562
Ingersoll-Rand Company ...............       400         16,750
Pall Corporation .....................       400          8,525
Parker-Hannifin Corporation ..........       900         39,712
Timken Company .......................       800         12,100
                                                     ----------
                                                        203,374

INSURANCE BROKERS - 0.3%
Aon Corporation ......................       800         27,400
Marsh & McLennan
   Companies, Inc. ...................       900        105,300
                                                     ----------
                                                        132,700

INTEGRATED OIL & GAS - 4.6%
Amerada Hess Corporation .............       200         14,613
Chevron Corporation ..................     2,300        194,206
Coastal Corporation ..................       700         61,819
Conoco, Inc. (Cl. B) .................     2,998         86,755
Exxon Mobil Corporation(1) ...........    12,000      1,043,250
Occidental Petroleum Corporation .....     1,600         38,800
Phillips Petroleum Company ...........       900         51,188
Royal Dutch Petroleum Company ........     7,400        448,162
Texaco, Inc. .........................     1,900        118,038
USX-Marathon Group ...................     1,100         30,525
                                                     ----------
                                                      2,087,356

INTEGRATED TELECOMMUNICATION SERVICES - 4.3%
AT&T Corporation .....................    13,099        226,776
ALLTEL Corporation ...................       300         18,731
BellSouth Corporation ................     6,400        262,000
CenturyTel, Inc. .....................       700         25,025
Qwest Communications
   International, Inc.* ..............     6,300        258,300
SBC Communications, Inc. .............    11,699        558,627
Sprint Corporation (FON Group) .......     1,300         26,406
Verizon Communications, Inc. .........     9,400        471,175
WorldCom, Inc.* ......................    10,000        140,000
                                                     ----------
                                                      1,987,040

INTERNET SOFTWARE & SERVICES - 0.8%
America Online, Inc.* ................     8,290        288,492
BroadVision, Inc.* ...................     1,300         15,356
Yahoo!, Inc.* ........................     2,200         66,378
                                                     ----------
                                                        370,226

IT CONSULTING & SERVICES - 0.3%
Ceridian Corporation* ................     1,000         19,937
Computer Sciences Corporation* .......       800         48,100
Electronic Data Systems
   Corporation .......................       900         51,975
Sapient Corporation* .................       400          4,775
Unisys Corporation* ..................     1,100         16,088
                                                     ----------
                                                        140,875

LEISURE PRODUCTS - 0.1%
Brunswick Corporation ................     1,500         24,656
Hasbro, Inc. .........................       600          6,375
Mattel, Inc. .........................     1,500         21,660
                                                     ----------
                                                         52,691

LIFE & HEALTH INSURANCE - 0.7%
AFLAC, Inc. ..........................       900         64,969
American General Corporation .........       800         65,200
Conseco, Inc. ........................     1,100         14,506
Jefferson-Pilot Corporation ..........       300         22,425
Lincoln National Corporation .........       600         28,387
MetLife, Inc. ........................     2,700         94,500
Torchmark Corporation ................       200          7,688
UnumProvident Corporation ............       800         21,500
                                                     ----------
                                                        319,175



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES H (ENHANCED INDEX) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
MANAGED HEALTH CARE - 0.4%
Aetna, Inc.* ..........................      400       $ 16,425
CIGNA Corporation .....................      500         66,150
Humana, Inc.* .........................    1,600         24,400
UnitedHealth Group, Inc. ..............      996         61,129
Wellpoint Health Networks, Inc.* ......      300         34,575
                                                       --------
                                                        202,679

METAL & GLASS CONTAINERS - 0.0%
Pactiv Corporation* ...................    1,300         16,088

MOTORCYCLE MANUFACTURERS - 0.1%
Harley-Davidson, Inc. .................      900         35,775

MOVIES & ENTERTAINMENT - 1.5%
Time Warner, Inc. .....................    4,500        235,080
Viacom, Inc. (Cl.B)* ..................    5,500        257,125
Walt Disney Company ...................    7,100        205,456
                                                       --------
                                                        697,661

MULTI-LINE INSURANCE - 1.9%
American International
   Group, Inc.(1) .....................    8,200        808,212
Hartford Financial Services
   Group, Inc.(1) .....................      700         49,438
Loews Corporation .....................      300         31,069
                                                       --------
                                                        888,719

MULTI-UTILITIES - 0.8%
Dynegy, Inc. ..........................    1,000         56,062
Enron Corporation .....................    2,400        199,500
NiSource, Inc. ........................    1,000         30,750
Williams Companies, Inc. ..............    2,100         83,869
                                                       --------
                                                        370,181

NETWORKING EQUIPMENT - 2.1%
Cabletron Systems, Inc.* ..............    1,100         16,569
Cisco Systems, Inc.*(1) ...............   25,250        965,813
                                                       --------
                                                        982,382

OFFICE ELECTRONICS - 0.0%
Xerox Corporation .....................    2,400         11,100

OFFICE SERVICES & SUPPLIES - 0.0%
Avery Dennison Corporation ............      100          5,487

OIL & GAS DRILLING - 0.2%
Nabors Industries, Inc.* ..............      700         41,405
Rowan Companies, Inc.* ................      800         21,600
Transocean Sedco Forex, Inc. ..........      600         27,600
                                                       --------
                                                         90,605

OIL & GAS EQUIPMENT & SERVICES - 0.6%
Baker Hughes, Inc. ....................      992         41,230
Halliburton Company ...................    1,400         50,750
Progress Energy, Inc.* ................      700            315
Schlumberger, Ltd. ....................    2,000        159,875
                                                       --------
                                                        252,170

OIL & GAS EXPLORATION & PRODUCTION - 0.7%
Anadarko Petroleum Corporation ........    1,200         85,296
Apache Corporation ....................      400         28,025
Burlington Resources, Inc. ............    1,100         55,550
Devon Energy Corporation ..............      400         24,388
EOG Resources, Inc. ...................      600         32,813
Kerr-Mcgee Corporation ................      700         46,856
Unocal Corporation ....................      700         27,081
                                                       --------
                                                        300,009

OIL & GAS REFINING & MARKETING - 0.1%
Ashland, Inc. .........................      100          3,589
Sunoco, Inc. ..........................      300         10,106
Tosco Corporation .....................      500         16,969
                                                       --------
                                                         30,664

PACKAGED FOODS - 1.8%
Agribrands International, Inc.* .......    2,100        112,350
ConAgra Foods, Inc. ...................    1,800         46,800
General Mills, Inc. ...................      900         40,106
H.J. Heinz Company ....................    1,100         52,181
Hershey Foods Corporation .............      400         25,750
Keebler Foods Company .................    6,900        285,919
Quaker Oats Company ...................      400         38,950
Ralston Purina Group ..................    1,000         26,125
Sara Lee Corporation ..................    2,000         49,125
Unilever N.V. .........................    1,901        119,644
Wm. Wrigley Jr. Company ...............      300         28,744
                                                       --------
                                                        825,694

PAPER PACKAGING - 0.1%
Sealed Air Corporation* ...............      300          9,150
Temple-Inland, Inc. ...................      400         21,450
                                                       --------
                                                         30,600

PAPER PRODUCTS - 0.1%
Boise Cascade Corporation .............      600         20,175
International Paper Company ...........      201          8,203
Mead Corporation ......................      300          9,412
Potlatch Corporation ..................      100          3,356
Westvaco Corporation ..................      400         11,675
Willamette Industries, Inc. ...........      300         14,081
                                                       --------
                                                         66,902

PERSONAL PRODUCTS - 0.4%
Alberto-Culver Company (Cl.B) .........       15            642
Avon Products, Inc. ...................      700         33,513
Gillette Company ......................    3,600        130,050
                                                       --------
                                                        164,205



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES H (ENHANCED INDEX) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
PHARMACEUTICALS - 9.4%
Abbott Laboratories ...................    4,400     $  213,125
Allergan, Inc. ........................      400         38,725
ALZA Corporation* .....................    1,100         46,750
American Home Products
   Corporation ........................    4,400        279,620
Bristol-Myers Squibb Company ..........    6,500        480,594
Eli Lilly and Company .................    3,800        353,637
Forest Laboratories, Inc.* ............      310         41,191
Johnson & Johnson .....................    4,800        504,300
King Pharmaceuticals, Inc.* ...........      800         41,350
Merck & Company, Inc. .................    8,000        749,000
Pfizer, Inc.(1) .......................   21,800      1,002,800
Pharmacia Corporation .................    4,400        268,400
Schering-Plough Corporation ...........    4,900        278,075
Watson Pharmaceuticals, Inc.* .........      600         30,713
                                                     ----------
                                                      4,328,280

PHOTOGRAPHIC PRODUCTS -0.1%
Eastman Kodak Company .................      600         23,625
Polaroid Corporation ..................    1,000          5,812
                                                     ----------
                                                         29,437

PROPERTY & CASUALTY INSURANCE - 0.7%
Allstate Corporation ..................    2,500        108,906
Ambac Financial Group, Inc. ...........      375         21,750
Chubb Corporation .....................      600         51,900
Cincinnati Financial Corporation ......      408         16,142
MBIA, Inc. ............................      300         22,237
MGIC Investment Corporation ...........      300         20,231
SAFECO Corporation ....................      800         26,300
St. Paul Companies, Inc. ..............      700         38,019
                                                     ----------
                                                        305,485

PUBLISHING & PRINTING - 0.8%
Dow Jones & Company, Inc. .............      200         11,325
Harcourt General, Inc. ................    5,700        326,040
Knight-Ridder, Inc. ...................      200         11,375
McGraw-Hill Companies, Inc. ...........      600         35,175
New York Times Company ................      100          4,006
                                                     ----------
                                                        387,921

RAILROADS - 0.3%
Burlington Northern Santa Fe
   Corporation ........................    1,400         39,638
CSX Corporation .......................      700         18,156
Norfolk Southern Corporation ..........    1,900         25,294
Union Pacific Corporation .............      800         40,600
                                                     ----------
                                                        123,688

RESTAURANTS - 0.4%
Darden Restaurants, Inc. ..............    1,200         27,450
McDonald's Corporation ................    3,200        108,800
Starbucks Corporation* ................      900         39,825
Tricon Global Restaurants, Inc.* ......      500         16,500
Wendy's International, Inc. ...........      400         10,500
                                                     ----------
                                                        203,075

SEMICONDUCTOR EQUIPMENT - 0.4%
Applied Materials, Inc.* ..............    3,100        118,381
KLA-Tencor Corporation* ...............      700         23,581
Novellus Systems, Inc.* ...............      800         28,750
Teradyne, Inc.* .......................      600         22,350
                                                     ----------
                                                        193,062

SEMICONDUCTORS - 3.8%
Adaptec, Inc.* ........................      400          4,100
Advanced Micro Devices, Inc.* .........    1,600         22,100
Altera Corporation* ...................    1,700         44,731
Analog Devices, Inc.* .................    1,600         81,900
Applied Micro Circuits
   Corporation* .......................    1,100         82,552
Broadcom Corporation* .................    1,030         87,035
Conexant Systems, Inc.* ...............      800         12,300
Intel Corporation(1) ..................   23,800        719,950
LSI Logic Corporation* ................    1,800         30,762
Linear Technology Corporation .........    1,000         46,250
Maxim Integrated Products, Inc.* ......    1,200         57,375
Micron Technology, Inc.* ..............    2,500         88,750
National Semiconductor
   Corporation* .......................    1,700         34,212
QLogic Corporation ....................      325         25,025
SDL, Inc.* ............................      200         29,638
Texas Instruments, Inc. ...............    5,900        279,513
Vitesse Semiconductor
   Corporation* .......................      650         35,953
Xilinx, Inc.* .........................    1,300         59,962
                                                     ----------
                                                      1,742,108

SOFT DRINKS - 1.7%
Coca-Cola Company .....................    8,500        517,969
Coca-Cola Enterprises, Inc. ...........    1,500         28,500
PepsiCo, Inc. .........................    4,900        242,856
                                                     ----------
                                                        789,325

SPECIALTY CHEMICALS - 0.0%
Great Lakes Chemical Company ..........      100          3,719
International Flavors &
   Fragrances, Inc. ...................      300          6,094
PPG Industries, Inc. ..................      100          4,631
Rohm and Haas Company .................      200          7,263
                                                     ----------
                                                         21,707

SPECIALTY STORES - 0.3%
AutoZone, Inc.* .......................    1,000         28,500
Bed Bath & Beyond, Inc.* ..............    1,500         33,563
Office Depot, Inc.* ...................    2,700         19,237
Staples, Inc.* ........................    1,600         18,900
Tiffany & Company .....................      500         15,813
Toys 'R' Us, Inc.* ....................    1,500         25,031
                                                     ----------
                                                        141,044



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES H (ENHANCED INDEX) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
STEEL - 0.1%
Allegheny Technologies, Inc. ..........      300    $     4,762
Nucor Corporation .....................      100          3,969
USX-U.S. Steel Group, Inc. ............    1,100         19,800
Worthington Industries, Inc. ..........      900          7,256
                                                    -----------
                                                         35,787

SYSTEMS SOFTWARE - 3.5%
Adobe Systems, Inc. ...................      800         46,550
BMC Software, Inc.* ...................      800         11,200
Computer Associates
   International, Inc. ................      600         11,700
Compuware Corporation* ................    1,300          8,125
Microsoft Corporation*(1) .............   18,740        815,190
Novell, Inc.* .........................    2,600         13,569
Oracle Corporation* ...................   20,200        587,063
VERITAS Software Corporation* .........    1,447        126,700
                                                    -----------
                                                      1,620,097

TELECOMMUNICATIONS EQUIPMENT - 3.2%
ADC Telecommunications, Inc.* .........    3,300         59,812
Andrew Corporation* ...................      700         15,225
Avaya, Inc.* ..........................      883          9,106
Comverse Technology, Inc.* ............      730         79,296
Corning, Inc. .........................    3,230        170,584
JDS Uniphase Corporation* .............    2,870        119,643
Lucent Technologies, Inc. .............   11,600        156,600
Motorola, Inc. ........................    7,500        151,875
Nortel Networks Corporation ...........   10,762        345,057
QUALCOMM, Inc.* .......................    2,600        213,687
Scientific-Atlanta, Inc. ..............    1,000         32,563
Tellabs, Inc.* ........................    1,600         90,400
                                                    -----------
                                                      1,443,848

TIRES & RUBBER - 0.1%
Cooper Tire & Rubber Company ..........    1,400         14,875
Goodyear Tire & Rubber
   Company ............................    1,200         27,588
                                                    -----------
                                                         42,463

TOBACCO - 0.8%
Philip Morris Companies, Inc. .........    7,900        347,600
R.J. Reynolds Tobacco
   Holdings, Inc. .....................        1             49
UST, Inc. .............................      600         16,837
                                                    -----------
                                                        364,486

TRADING COMPANIES & DISTRIBUTORS - 0.1%
Genuine Parts Company .................      600         15,713
W.W. Grainger, Inc. ...................      200          7,300
                                                    -----------
                                                         23,013

TRUCKING - 0.7%
Avis Group Holdings, Inc.* ............    9,600        312,600
Ryder System, Inc. ....................      700         11,637
                                                    -----------
                                                        324,237

WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Nextel Communications, Inc.* ..........    3,000         74,250
Sprint Corporation (PCS Group)* .......    3,300         67,444
                                                    -----------
                                                        141,694
                                                    -----------
   Total common stocks - 92.7% ...................   42,466,894


U.S. GOVERNMENT SECURITIES - 0.9%

U.S. Treasury Bill,
   5.93% - 01-18-01(1) ................ $410,000        409,020
                                                    -----------
   Total investments - 93.6% .....................   42,875,914
   Cash and other assets, less
      liabilities - 6.4% .........................    2,944,311
                                                    -----------
   Total net assets - 100.0% .....................  $45,820,225
                                                    ===========

The identified cost of investments owned at December 31, 2000 was $44,952,818, for federal income tax and financial statement purposes.

* Non-income producing security

(1) Security is segregated as collateral for futures, options or forward contracts.


                             See accompanying notes.

[CLOCK]

SERIES M (GLOBAL TOTAL RETURN SERIES)
February 15, 2001

[WELLINGTON(R) MANAGEMENT LOGO]

SUBADVISOR, WELLINGTON
MANAGEMENT COMPANY, LLP

      [PHOTO]

David J. Goerz, III
 Portfolio Manager

TO OUR CONTRACTHOLDERS:

The year ended December 31, 2000 was difficult for equity oriented global funds, highlighted by a 35% decline in Japan's stock market in U.S. dollar terms and the weakness in the euro, the new currency of the European Monetary Union nations. The Global Total Return Series fell 10.55% over the course of the year, close to the -10.09% return of its benchmark index.(1) The benchmark is an unhedged blend of 80% MSCI World Equity Index and 20% Salomon World Government Bond Unhedged Index.

THE ECONOMIC SLOWDOWN LED TO DISAPPOINTING EARNINGS

Interest rates were an important influence on equity prices during 2000. Through June of last year the Federal Reserve undertook an aggressive tightening of interest rates that lifted their target federal funds rate 175 basis points (1.75%) in less than twelve months. Their objective was to slow economic growth and reduce the risk of rising inflation. This effort, which was followed by central banks in most other developed nations, levied a great burden on global economic growth. The sharp deceleration in economic activity in the fourth quarter of the year provided cause for reductions in corporate earnings expectations, particularly in the U.S.

EUROPEAN STOCKS AND GLOBAL BONDS
OUTPERFORMED U.S. EQUITIES

European equity market indexes fared somewhat better during the year. Continental European markets actually rose modestly for the year in local currency terms, as did Canada and Australia, despite weak fourth quarter results. U.S. Treasury bonds recovered from losses realized in 1999. International bond markets were also firmer, but currency exposures dragged performance lower, the result of a strong U.S. dollar.

In the portfolio, country allocations performed well during the year but were offset by an overweight exposure to the euro and an asset allocation shift favoring equity markets during the second half of the year. In addition, security selection was strong for the year, particularly in the last six months.

THE GLOBAL EQUITY OUTLOOK IS IMPROVING

We increased exposure to equities during the fourth quarter to 86% of portfolio assets in response to an improving outlook for global equity markets. The significant decline in global bond yields, coupled with improving valuations, has driven an increase in our global equity forecasts. We believe the recent concerns about the imminent demise of global growth seem premature, particularly in Europe, but also in the U.S. We do not anticipate a recession in the U.S. in the foreseeable future. In our view, today's investment environment provides one of the best opportunities to overweight global equities in some time.

Economic growth outside the U.S. has not slowed meaningfully, while inflation and interest rates remain lower in most developed nations. We favor non-U.S. equity markets, particularly those with stronger economies, resilient earnings growth and better equity valuations like France, Canada, and Australia. Additionally, a strong U.S. dollar in 2000 improved competitiveness throughout Europe, as well as in Australia and Canada. This is also an important driver of portfolio strategy. Japanese equities remain unattractive on a relative basis. Finally, given the recent plunge in bond yields, we do not find them compelling at these levels, despite a likely decline in inflation.

We believe that equity-oriented, balanced funds with significant international exposure should deliver strong performance for investors in 2001. The Global Total Return Series is positioned to benefit from strong positive returns on European and Canadian equities, as well as from weakness in the U.S. dollar.


Sincerely,

David J. Goerz, III
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

[CLOCK]

SERIES M (GLOBAL TOTAL RETURN SERIES)
February 15, 2001


                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                                                 Since
                                               Inception
                   1 Year         5 Years      (6-1-95)
Series M          (10.55%)         6.85%         7.42%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES M VS BLENDED INDEX &
                                  S&P 500 INDEX

                                     [GRAPH]

                    SBL M SERIES      SBL M BLENDED INDEX      S&P 500 INDEX

          DATE          VALUE                VALUE                  VALUE
          6/1/95        10,000               10,000                 10,000
        12/31/95        10,710               10,916                 11,711
        12/31/96        12,234               12,217                 14,399
        12/31/97        12,988               14,776                 19,203
        12/31/98        14,628               18,218                 24,690
        12/31/99        16,672               21,673                 29,888
        12/31/00        14,913               19,838                 27,167


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series M (Global Total Return Series) on June 1, 1995 (date of inception) and reflects the fees and expenses of Series M. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $14,913. By comparison, the same $10,000 investment would have grown to $19,838 based on the blended index of 80% MSCI World Index and 20% Salomon Smith Barney World Government Bond Unhedged Index. Comparison is also made to the S&P 500 Index. The same $10,000 investment would have grown to $27,167 based on the S&P 500 Index.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES M (GLOBAL TOTAL RETURN)

                                        PRINCIPAL      MARKET
CORPORATE BONDS                          AMOUNT         VALUE
---------------                         ---------      ------
AUTOMOTIVE - 0.4%
Daimler Chrysler DCX,
   6.89875% - 20023 .................  $  50,000       $ 49,970
Daimler-Benz, 5.125% - 2001 .........    100,000         99,164
                                                       --------
                                                        149,134

BANKING - 0.2%
Wells Fargo Company,
   6.7799% - 2001(3) ................     65,000         65,133

ELECTRIC - 0.1%
NSTAR, 8.00% - 2010 .................     25,000         26,055

FINANCIAL COMPANIES - 0.3%
American General Finance,
   6.875% - 2001 ....................     90,000         90,675

FINANCIAL - OTHER - 0.2%
EOP Operating LP,
   6.625% - 2005 ....................     50,000         49,437
Unilever Capital Corporation,
   6.75% - 2003 .....................     40,000         40,700
                                                       --------
                                                         90,137

INSURANCE - PROPERTY & CASUALTY - 0.1%
Ace Capital Trust II,
   9.70% - 2030 .....................     25,000         26,500

PAPER - 0.1%
International Paper Company,
   6.875% - 2029 ....................     25,000         21,844

REAL ESTATE INVESTMENT TRUST - 0.2%
Spieker Properties LP,
   6.80% - 2004 .....................     90,000         89,775

RETAILERS - 0.2%
Lowe's Companies, Inc.,
   6.70% - 2007 .....................     65,000         64,269

TELECOMMUNICATIONS - 0.3%
Level 3 Communications,
   10.75% - 2008 ....................     20,000         15,961
WorldCom, Inc.,
   6.125% - 2001 ....................     75,000         74,719
                                                       --------
                                                         90,680

UTILITIES - 0.1%
PP&L Transition Bond Company,
   6.41% - 2003 .....................     35,000         34,947
                                                       --------
   Total corporate bonds - 2.2% .....................   749,149


MUNICIPAL BONDS

CALIFORNIA - 0.1%
Los Angeles County, California Pension
   Obligation, 8.49% - 2004 .........     40,000         42,936

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
AEROSPACE & DEFENSE - 1.9%
Boeing Company(1) ...................      4,400       $290,400
Honeywell International, Inc. .......       2500        118,281
United Technologies Corporation(1) ..       2800        220,150
                                                       --------
                                                        628,831

AIRLINES - 0.3%
Delta Air Lines, Inc. ...............      2,300        115,431

APPLICATION SOFTWARE - 0.6%
Rational Software Corporation(1) ....      4,900        190,794

BANKS - 0.5%
Wachovia Corporation(1) .............      3,200        186,000

BIOTECHNOLOGY - 1.0%
Genzyme Corporation*(1) .............      2,500        224,844
Immunex Corporation* ................      3,000        121,875
                                                       --------
                                                        346,719

BROADCASTING & CABLE TV - 0.4%
AT&T Corporation - Liberty
   Media Group*(1) ..................     10,300        139,694

COMPUTER HARDWARE - 1.2%
Dell Computer Corporation* ..........      7,800        136,500
International Business Machines
   Corporation(1) ...................      3,100        263,500
                                                       --------
                                                        400,000

COMPUTER STORAGE & PERIPHERALS - 0.3%
EMC Corporation* ....................      1,500         99,750

DATA PROCESSING SERVICES - 0.5%
First Data Corporation(1) ...........      3,100        163,331

DIVERSIFIED FINANCIAL SERVICES - 2.1%
Citigroup, Inc.(1) ..................      8,866        452,720
Goldman Sachs Group, Inc. ...........        900         96,244
Merrill Lynch & Company, Inc.(1) ....      2,200        150,012
                                                       --------
                                                        698,976

DIVERSIFIED METALS & MINING - 0.3%
Freeport-McMoRan Copper
   & Gold, Inc.* ....................     13,200        108,900

ELECTRIC UTILITIES - 1.7%
Calpine Corporation*(1) .............      3,600        162,225
Exelon Corporation(1) ...............      3,812        267,641
Pinnacle West Capital
   Corporation(1) ...................      2,900        138,112
                                                       --------
                                                        567,978

FOOD RETAIL - 0.8%
Safeway, Inc.*(1) ...................      4,500        281,250

GAS UTILITIES - 0.5%
El Paso Energy Corporation(1) .......      2,500        179,063

GENERAL MERCHANDISE STORES - 1.1%
Target Corporation ..................      4,200        135,450
Wal-Mart Stores, Inc.(1) ............      4,500        239,062
                                                       --------
                                                        374,512



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
HEALTH CARE EQUIPMENT - 0.4%
Baxter International, Inc. ............    1,500    $   132,469

HEALTH CARE FACILITIES - 0.5%
Tenet Healthcare Corporation(1) .......    3,800        168,863

HOUSEHOLD PRODUCTS - 1.3%
Kimberly-Clark Corporation(1) .........    3,800        268,622
Procter & Gamble Company(1) ...........    2,000        156,875
                                                    -----------
                                                        425,497

INDUSTRIAL CONGLOMERATES - 1.4%
General Electric Company(1) ...........    6,600        316,387
Tyco International, Ltd.(1) ...........    2,500        138,750
                                                    -----------
                                                        455,137

INSURANCE BROKERS - 0.9%
Marsh & McLennan
   Companies, Inc.(1) .................    2,700        315,900

INTEGRATED OIL & GAS - 1.7%
Chevron Corporation(1) ................    1,900        160,431
Exxon Mobil Corporation(1) ............    4,900        425,994
                                                    -----------
                                                        586,425

INTEGRATED TELECOMMUNICATION SERVICES - 2.3%
Qwest Communications
   International, Inc.*(1) ............    4,100        168,100
SBC Communications, Inc.(1) ...........    3,100        148,025
Verizon Communications(1) .............    6,200        310,775
WorldCom, Inc.* .......................    9,150        128,100
                                                    -----------
                                                        755,000

INTERNET SOFTWARE & SERVICES - 0.8%
America Online, Inc.* .................    3,100        107,880
Exodus Communications, Inc.* ..........    3,700         74,000
VeriSign, Inc.* .......................    1,175         87,189
                                                    -----------
                                                        269,069

MANAGED HEALTH CARE - 0.7%
Cigna Corporation(1) ..................    1,700        224,910

MULTI-LINE INSURANCE - 0.7%
American International
   Group, Inc.(1) .....................    2,300        226,694

NETWORKING EQUIPMENT - 1.2%
Cicso Systems, Inc.*(1) ...............   10,200        390,150

OIL & GAS DRILLING - 0.4%
Helmerich & Payne, Inc. ...............    3,000        131,625

OIL & GAS EXPLORATION & PRODUCTION - 0.6%
Unocal Corporation(1) .................    4,900        189,569

PAPER PACKAGING - 0.3%
Temple-Inland, Inc. ...................    2,000        107,250

                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
PHARMACEUTICALS - 2.2%
American Home Products
   Corporation(1) .....................    2,200    $   139,810
Eli Lilly & Company ...................    1,400        130,287
Pharmacia Corporation(1) ..............    7,400        451,400
                                                    -----------
                                                        721,497

PROPERTY & CASUALTY INSURANCE - 0.6%
Ambac, Inc.(1) ........................    3,300        191,400

SEMICONDUCTOR EQUIPMENT - 0.3%
Teradyne, Inc.* .......................    2,900        108,025

SEMICONDUCTORS - 0.9%
Intel Corporation(1) ..................    5,700        172,425
Micron Technology, Inc.*(1) ...........    4,000        142,000
                                                    -----------
                                                        314,425

SOFT DRINKS - 0.7%
PepsiCo, Inc.(1) ......................    4,900        242,856

SPECIALTY STORES - 0.3%
Bed Bath & Beyond, Inc.* ..............    4,200         93,975

SYSTEMS SOFTWARE - 1.6%
Microsoft Corporation*(1) .............    9,900        430,650
Oracle Corporation* ...................    4,000        116,250
                                                    -----------
                                                        546,900

TELECOMMUNICATIONS EQUIPMENT - 1.2%
JDS Uniphase Corporation* .............    1,300         54,194
Nortel Networks Corporation ...........    3,500        112,219
Sonus Networks, Inc.* .................    4,900        123,725
Tekelec* ..............................    4,000        120,000
                                                    -----------
                                                        410,138

TOBACCO - 1.2%
Philip Morris Companies, Inc.(1) ......    5,000        220,000
Reynolds (R.J.) Tobacco
   Holdings, Inc.(1) ..................    3,800        185,250
                                                    -----------
                                                        405,250

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
VoiceStream Wireless
   Corporation* .......................    1,200        120,750
                                                    -----------
   Total common stocks - 35.8% ...................   12,015,003


U.S. GOVERNMENT & GOVERNMENT AGENCIES

U.S. TREASURY NOTES - 0.5%
   3.625% - 2002 ...................... $108,482        108,651
   6.50% - 2010 ....................... $ 50,000         54,723
                                                    -----------
                                                        163,374

U.S. TREASURY BONDS - 1.1%
   7.25% - 2016(1) .................... $135,000        158,929
   6.25% - 2023(1) .................... $185,000        200,070
                                                    -----------
                                                        358,999



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)

U.S. GOVERNMENT &                      PRINCIPAL       MARKET
GOVERNMENT AGENCIES (CONTINUED)          AMOUNT         VALUE
-------------------------------        ---------       ------
U.S. AGENCY BONDS & NOTES - 0.6%
Federal Home Loan Mortgage Corporation
   5.75% - 2010(1) ...................  $200,000     $  192,593
                                                     ----------
   Total U.S. government / agency
      obligations - 2.2% ...........................    714,966


MORTGAGE BACKED SECURITIES

CMO'S - 0.2%
Federal National Mortgage Association,
   6.50% - 2018 ......................     7,282          7,248
   6.43% - 2008 ......................    59,879         60,825
                                                     ----------
                                                         68,073

PASS THRU'S - 1.1%
Federal Home Loan Mortgage Corporation
   7.586% - 2030 .....................   128,900        130,813
Federal National Mortgage Association
   7.53% - 2010 ......................    79,549         81,213
Government National Mortgage Association,
   6.00% - 2009 ......................    84,779         84,379
   7.50% - 2029 ......................    65,993         67,085
                                                     ----------
                                                        363,490

OTHER NON AGENCY - 0.2%
Residential Funding Mortgage Sec.
   6.00% - 2009 ......................    58,284         57,955
                                                     ----------
   Total mortgage backed securities - 1.5% .........    489,518


COMMERCIAL MORTGAGE BACKED SECURITIES

COMMERCIAL MORTGAGE BACKED - 0.1%
Structured Assets Securities Company,
   7.0899% - 2001(3) .................    28,364         28,380


ASSET BACKED SECURITIES

AUTO - 1.7%
ANRC Auto Owner Trust,
   7.00% - 2003 ......................    35,000         35,156
Associates Auto Receivable Trust,
   6.79% - 2003 ......................    35,000         35,121
Capital Auto Receivables Asset Trust
   5.58% - 2002 ......................    34,562         34,513
   6.25% - 2003 ......................    25,000         25,002
CARCO Auto Loan Master Trust,
   5.78% - 2004 ......................    35,000         34,932
Chase Manhattan Auto Owner Trust,
   6.50% - 2001 ......................    65,564         65,605
Daimler Chrysler Auto Trust,
   6.76% - 2003 ......................    29,369         29,467
First Security Auto Trust,
   6.80% - 2003 ......................    40,000         40,221
Ford Credit Auto Owner Trust,
   5.47% - 2001 ......................       523            523
   6.20% - 2002 ......................    59,005         59,008
Harley-Davidson Eaglemark Trust
   5.94% - 2004 ......................    23,014         23,002
   6.88% - 2004 ......................    28,443         28,656
Honda Auto Lease Trust,
   6.65% - 2005 ......................    35,000         35,230
Honda Auto Owner Trust,
   6.65% - 2002 ......................    30,000         30,145
Toyota Auto Lease Trust,
   5.45% - 2003 ......................    35,000         34,828
Toyota Auto Receivables Trust,
   6.75% - 2003 ......................    35,000         35,175
USAA Auto Loan Grantor Trust,
   6.10% - 2006 ......................    33,035         33,097
                                                     ----------
                                                        579,681

CREDIT CARD - 0.9%
American Express Master Trust
   6.80% - 2003 ......................    35,000         35,067
   7.60% - 2002 ......................    35,000         35,352
Chase Credit Card Master Trust,
   7.04% - 2005 ......................    75,000         75,209
Citibank Credit Card Trust
   6.55% - 2004 ......................    35,000         35,212
   5.85% - 2003 ......................    35,000         34,947
Discover Card Master Trust,
   5.90% - 2004 ......................    35,000         34,973
MBNA Master Credit Card Trust,
   6.40% - 2005 ......................    30,000         30,271
                                                     ----------
                                                        281,031

HOME EQUITY LOANS - 0.2%
Advanta Mortgage Loan Trust,
   7.02% - 2029(3) ...................    51,936         51,956
Money Store Home Equity Trust,
   6.635% - 2014 .....................    26,175         26,115
                                                     ----------
                                                         78,071

STUDENT LOANS - 0.2%
Sallie Mae, 6.85% - 2008(3) ..........    66,001         66,049
                                                     ----------
   Total asset backed securities - 3.0% ............  1,004,832


FOREIGN CORPORATE BONDS

AUSTRALIA - 0.2%
National Australia Bank,
   6.76% - 2002(2), (3) ..............    80,000         79,899

BERMUDA - 0.1%
Global Crossing Holdings,
   9.125% - 2006(2) ..................    20,000         19,150



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)

FOREIGN                                PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)              AMOUNT         VALUE
---------------------------            ---------       ------
CANADA - 0.1% Abitibi-Consolidated, Inc.,
   8.85% - 2030(2) .................      25,000     $   23,862

FRANCE - 0.2%
France Telecom,
   5.0659% - 2001(2), (3) ..........      60,000         56,229

JAPAN - 0.4%
KFW International Finance,
   1.00% - 2004(1), (2) ............  17,000,000        149,919

KOREA - 0.1%
Korea Development Bank,
   6.00% - 2005(2) .................      35,000         32,209

NETHERLANDS - 0.2%
Bank Nederlandse Gemeenten,
   3.00% - 2001(2) .................      55,000         54,803

UNITED KINGDOM - 0.2%
BG Transco plc,
   5.375% - 2009(2) ................      30,000         42,168
Royal Bank of Scotland plc,
   6.375% - 2011(2) ................      40,000         38,450
                                                     ----------
                                                         80,618
                                                     ----------
   Total foreign corporate bonds - 1.5% ............    496,689


FOREIGN GOVERNMENT ISSUES

AUSTRALIA - 0.1%
Australia Government,
   6.75% - 2006(2) .................      60,000         35,628

BULGARIA - 0.1%
Bulgaria IAB, 7.75% -
   2011(2), (3) ....................      25,000         18,751

CANADA - 0.3%
Canada Government,
   5.75% - 2029(2) .................      95,000         64,767
   5.50% - 2010(2) .................      60,000         40,238
                                                     ----------
                                                        105,005

DENMARK - 0.3%
Kingdom of Denmark,
   7.00% - 2004(2) .................     750,000        101,318

FINLAND - 0.5%
Finland Republic, 5.75% -
   2011(1), (2) ....................     170,000        168,025

FRANCE - 0.6%
O.A.T. Government Bond,
   6.00% - 2025(2) .................      14,000         14,174
   5.50% - 2010(2) .................      50,000         48,849
Treasury Note,
   5.50% - 2001(1), (2) ............     165,000        155,787
                                                     ----------
                                                        218,810

                                        PRINCIPAL
                                        AMOUNT OR
FOREIGN                                  NUMBER        MARKET
GOVERNMENT ISSUES (CONTINUED)           OF SHARES       VALUE
-----------------------------           ---------      ------
GERMANY - 1.6%
Bundesrepublic  Deutschland,
   6.25% - 2024(2) .................     120,000     $  125,483
   6.875% - 2005(2) ................      20,000         20,460
   6.00% - 2006(1), (2) ............     400,000        398,473
                                                     ----------
                                                        544,416

GREECE - 0.4%
Hellenic Republic,
   6.50% - 2014(1), (2) ............  49,000,000        144,045

ITALY - 2.7%
Italy BTPS,
   6.00% - 2007(1), (2) ............     370,000        367,118
   4.00% - 2004(1), (2) ............     150,000        138,114
   4.75% - 2005(1), (2) ............     410,000        385,790
                                                     ----------
                                                        891,022

MEXICO - 0.1%
United Mexican States,
   8.50% - 2006(2) .................      30,000         30,300

NETHERLANDS - 0.5%
Netherlands Government,
   7.75% - 2005(1), (2) ............     150,000        157,285

NEW ZEALAND - 0.5%
New Zealand Government,
   8.00% - 2006(1), (2) ............     350,000        169,588

NORWAY - 0.7%
Norwegian Government,
   5.50% - 2009(1), (2) ............   2,250,000        247,108

PANAMA - 0.1%
Republic of Panama,
   9.375% - 2029(2) ................      18,000         17,496

SWEDEN - 0.2%
Swedish Government,
   9.00% - 2009(2) .................     400,000         54,496

UNITED KINGDOM - 0.9%
UK Treasury,
   8.50% - 2005(1), (2) ............     120,000        205,069
   7.75% - 2006(2) .................      60,000        100,930
                                                     ----------
                                                        305,999
                                                     ----------
   Total foreign government issues - 9.6% .........   3,209,292


FOREIGN STOCKS

AUSTRALIA - 0.8%
Australia & New Zealand
   Banking Group, Ltd.(1) ..........      22,498        179,781
News Corporation, Ltd. .............      12,200         94,914
                                                     ----------
                                                        274,695



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)

                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES       VALUE
BELGIUM - 1.0%
KBC Bancassurance Holding(1) .........     3,400     $  147,259
Dexia1 ...............................     1,030        187,127
                                                     ----------
                                                        334,386

CANADA - 1.0%
Abitibi-Consolidated, Inc. ...........     8,400         77,175
Canadian Satellite
   Communications, Inc.(1) ...........     8,100        161,515
Suncor Energy, Inc. ..................     4,300        110,456
                                                     ----------
                                                        349,146

FINLAND - 0.7%
Nokia Oyj1 ...........................     5,000        222,989

FRANCE - 4.0%
Alcatel ..............................     1,800        102,246
Aventis S.A.(1) ......................     2,800        245,804
Axa                                          830        120,010
Compagnie Francaise d'Etudes et de
   Construction S.A. (Technip)(1) ....     1,000        145,154
Pinault-Printemps-Redoute(1) .........       700        150,440
PSA Peugeot Citroen(1) ...............       630        143,322
Suez Lyonnaise des Eaux S.A.*(1) .....       850        155,224
Total Fina Elf S.A.(1) ...............     1,801        267,848
                                                     ----------
                                                      1,330,048

GERMANY - 1.5%
Bayer AG1 ............................     5,665        297,165
Bayerische Motoren Werke AG(1) .......     4,190        137,296
Deutsche Telekom AG ..................     1,980         59,675
                                                     ----------
                                                        494,136

HONG KONG - 1.1%
Hong Kong & China Gas
   Company, Ltd. .....................    71,000        104,226
Li & Fung, Ltd. ......................    55,300        100,675
Sun Hung Kai Properties, Ltd. ........     9,000         89,713
Wharf Holdings, Ltd. .................    36,000         87,463
                                                     ----------
                                                        382,077

IRELAND - 0.4%
Ryanair Holdings plc  ADR* ...........     2,300        128,081

ITALY - 0.2%
Telecom Italia Mobile SpA ............     9,900         79,008

JAPAN - 7.6%
Banyu Pharmaceutical
   Company, Ltd.(1) ..................     7,000        158,450
DAI Nippon Printing
   Company, Ltd.(1) ..................    10,000        148,949
Eisai Company, Ltd.(1) ...............     5,000        175,131
Fujisawa Pharmaceutical
   Company, Ltd.(1) ..................     6,000        198,599
Kao Corporation ......................     4,000        116,287
Kawasumi Laboratories, Inc. ..........    14,000        131,786
Matsumotokiyoshi Company, Ltd. .......     1,600         43,993

JAPAN (CONTINUED)
Murata Manufacturing
   Company, Ltd. .....................       300         35,201
Nagase & Company, Ltd. ...............    25,000         93,039
Nikko Securities Co., Ltd. ...........    17,000        131,743
Nintendo Company, Ltd.(1) ............     1,200        189,037
NEC Corporation ......................     6,000        109,807
Nippon Telegraph & Telephone
   Corporation(1) ....................        19        136,927
Omron Corporation ....................     5,000        103,984
Promise Company, Ltd.(1) .............     3,600        255,342
Rohm Company, Ltd. ...................       500         95,009
Shizuoka Bank, Ltd. ..................    14,000        127,373
Softbank Corporation .................       400         13,905
Sony Corporation .....................       800         55,342
Tokyo Electric Power Company .........     5,200        129,089
Tokyo Style Company, Ltd. ............    10,000         91,769
                                                     ----------
                                                      2,540,762

NETHERLANDS - 2.3%
Akzo Nobel N.V. ......................     1,900        102,040
Elsevier N.V. ........................     6,723         98,849
IHC Caland N.V.(1) ...................     3,298        154,825
ING Groep N.V.(1) ....................     3,837        306,506
KPNQwest N.V.* .......................     5,200         99,598
                                                     ----------
                                                        761,818

SINGAPORE - 0.7%
Overseas Union Bank, Ltd. ............    26,000        121,453
Singapore Press Holdings, Ltd. .......     7,000        103,345
                                                     ----------
                                                        224,798

SPAIN - 1.4%
Banco Popular Espanol S.A.(1) ........     5,400        188,099
Centros Comerciales
   Carrefour S.A. ....................    10,400        114,246
Telefonica S.A.*(1) ..................    11,000        181,771
                                                     ----------
                                                        484,116

SWEDEN - 1.9%
Allgon AB ............................     5,320         47,361
ForeningsSparbanken AB(1) ............      9520        145,794
Gambro AB(1) .........................    22,500        163,346
Skandinaviska Enskilda
   Banken (Cl. A)(1) .................    25,800        284,373
                                                     ----------
                                                        640,874

SWITZERLAND - 1.5%
Holderbank Financiere
   Glarus AG(1) ......................       470        153,718
Nestle S.A.(1) .......................       150        349,892
                                                     ----------
                                                        503,610



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES M (GLOBAL TOTAL RETURN) (CONTINUED)

                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES       VALUE
--------------------------              ---------      ------
UNITED KINGDOM - 6.9%
3i Group plc(1) .....................     10,200   $    188,631
AstraZeneca Group plc(1) ............      6,700        336,985
British Airways plc .................     23,200        135,072
COLT Telecom Group plc* .............      4,200         90,157
EMI Group plc .......................     15,100        123,947
GlaxoSmithKline plc .................      3,915        110,524
Innogy Holdings plc .................     45,100        127,499
Lattice Group plc*(1) ...............     72,800        164,211
Lloyds TSB Group plc(1) .............     14,200        149,544
Nycomed Amersham plc ................      8,400         69,704
Reed International plc(1) ...........     20,500        213,901
Royal Bank of Scotland plc(1) .......      9,500        224,077
Scottish Power plc ..................      8,100         63,645
SSL International plc ...............     13,000         97,097
Vodafone Group plc(1) ...............     60,950        223,521
                                                    -----------
                                                      2,318,515
                                                    -----------
   Total foreign stocks - 33.0% ..................   11,069,059


OPTIONS PURCHASED

OPTIONS PURCHASED - 0.0%
Euro Call Option, expires 05-18-01,
   strike price 98.50 ...............    162,000         12,459


TEMPORARY CASH INVESTMENTS

CERTIFICATE OF DEPOSIT - 0.3%
Svenska Handelsbanken NY,
   6.62% - 2001 .....................   $100,000        100,002

COMMERCIAL PAPER - 0.3%
New Zealand Government,
   6.642% - 03-28-01 ................   $100,000         98,470

REPURCHASE AGREEMENT - 6.7%
Lehman Strip Repurchase Agreement,
   6.02% - 01/02/2001 ............... $2,246,000      2,246,000
   (Collateralized by U.S. Treasury
   Strips, 6.745% - 2009, with a
   value of $2,353,603)

U.S. TREASURY BILLS - 3.8%
   6.22% - 02-08-011 ................   $800,000        795,328
   5.983% - 06-14-011 ...............   $500,000        487,480
                                                    -----------
                                                      1,282,808
                                                    -----------
   Total temporary cash investments - 11.1% ......    3,727,280
                                                    -----------
   Total investments - 100.1% ....................   33,559,563
   Liabilities, less cash and other
      assets - (0.1%)                                   (32,146)
                                                    -----------
   Total net assets - 100% .......................  $33,527,417
                                                    ===========


The identified cost of investments owned at December 31, 2000 was $33,686,210, for federal income tax purposes.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, options or forward contracts.

(2) Principal amount on foreign bond is reflected in local currency (e.g. Danish Krone) while market value is reflected in U.S. dollars.

(3) Variable rate security. Rate indicated is rate effective at December 31, 2000.

                             See accompanying notes.

SERIES A (EQUITY SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY

        [PHOTO]

    Terry Milberger
Senior Portfolio Manager


TO OUR CONTRACTHOLDERS:

The year just completed was difficult for most equity investors. The stock markets suffered through the first half of the year as the Federal Reserve Bank continued its series of interest rate increases. The problems continued through the second half of the year as the Fed's desired economic slowdown materialized and weakened corporate earnings. The Equity Series of SBL Fund returned -12.76% for the year, compared with -9.10% for the benchmark S&P 500 Index.(1)

TECHNOLOGY SECTOR DAMAGE

Portfolio performance in the Equity Series was hurt throughout the year by our technology positions. In the early months of the year when technology stocks were rising sharply, the portfolio was underweight in the sector and lagged the benchmark returns. In the spring we increased the technology holdings in the portfolio, just before the downslide in technology issues began. When the economy started to weaken, investors believed that corporations would be reducing their capital spending, including spending on new technology equipment. Slower sales would lead to weaker earnings in the tech sector, which would result in lower stock prices.

In the telecommunications industry in the Equity Series portfolio, Lucent Technologies Inc. was the biggest disappointment, falling nearly 81% over the course of the year. Also in telecommunications, Motorola disappointed as sales and earnings weakened. When sales of personal computers declined we saw losses in the value of Dell Computer Corporation, International Business Machines Corporation, and Hewlett-Packard Company stocks as well.

FINANCIAL AND HEALTH CARE STOCKS HELD UP WELL

On the positive side, in the financial sector, banks which derived the majority of their income from fee-based operations held their value well. Northern Trust Corporation gained 55% and The Bank of New York Company rose 40% during the year. Mortgage lending agencies Fannie Mae and Freddie Mac performed well when interest rates began to fall in the second half of the year. These two agencies, along with other Federal agencies, had a period of underperformance during the second half of the year when talk of legislation to curtail their activities and disrupt their implied backing from the Treasury Department raised concerns about their value. The underperformance was short-lived, however, as the legislation failed to materialize.

Health care stocks also made positive contributions to total return. Among major pharmaceutical companies, American Home Products Corporation and Pharmacia Corporation both benefited from a favorable outlook for new products. These companies also have only a small number of drugs coming off patent soon, and so are less exposed to the risk of generics entering the markets and drawing customers away.

THE YEAR AHEAD SHOULD BE MORE FAVORABLE FOR EQUITIES

We expect market volatility to continue through the early months of 2001 as weak corporate earnings further erode investor confidence. However, the Federal Reserve Bank has already signaled its intention to lower interest rates in the months ahead. The lower rates should, over time, bring about improved consumer sentiment and an accompanying rise in spending. We believe corporate earnings will then recover, leading to more favorable market conditions especially in the second half of the year. The prospects of moderating energy prices, continuing low inflation, and possibly a tax cut in the coming months all add to our positive outlook for the stock markets in the year ahead.


Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES A (EQUITY SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2000(1)

                 1 Year         5 Years    10 Years
                 ------         -------    --------
Series A        (12.76%)        13.31%      15.76%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES A VS. S&P 500 INDEX

                                    [GRAPH]

                                SBL A SERIES       S&P 500 INDEX

                 DATE               VALUE               VALUE
               12/31/90            10,000              10,000
               12/31/91            13,610              13,047
               12/31/92            15,125              14,041
               12/31/93            17,199              15,456
               12/31/94            16,914              15,660
               12/31/95            23,133              21,546
               12/31/96            28,381              26,491
               12/31/97            36,531              35,330
               12/31/98            45,815              45,425
               12/31/99            49,542              54,989
               12/31/00            43,219              49,982

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1990 and reflects the fees and expenses of Series A. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $43,219. By comparison, the same $10,000 investment would have grown to $49,982 based on the S&P 500 index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES A (EQUITY)


                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------       -----

ADVERTISING - 1.2%
Omnicom Group, Inc....................   140,000    $11,602,500

AEROSPACE/DEFENSE - 1.2%
Boeing Company .......................    60,000      3,960,000
United Technologies Corporation ......   100,000      7,862,500
                                                     ----------
                                                     11,822,500

ALUMINUM - 0.4%
Alcoa, Inc. ..........................   110,000      3,685,000

APPLICATION SOFTWARE - 0.7%
Amdocs, Ltd.* ........................    70,000      4,637,500
Siebel Systems, Inc.* ................    40,000      2,710,000
                                                     ----------
                                                      7,347,500

AUTOMOBILE MANUFACTURERS - 0.2%
General Motors Corporation ...........    30,000      1,528,125

BANKS - 5.0%
Bank of America Corporation ..........   120,000      5,505,000
Bank of New York Company, Inc. .......   210,000     11,589,375
Chase Manhattan Corporation ..........   120,000      5,452,500
FleetBoston Financial Corporation ....    90,000      3,380,625
Mellon Financial Corporation .........   100,000      4,918,750
Northern Trust Corporation ...........   100,000      8,156,250
Wells Fargo & Company ................   200,000     11,137,500
                                                     ----------
                                                     50,140,000

BIOTECHNOLOGY - 0.6%
Amgen, Inc.* .........................    95,000      6,074,062

BREWERS - 0.5%
Anheuser-Busch Companies, Inc. .......   120,000      5,460,000

BROADCASTING & CABLE TV - 1.4%
AT & T Corporation -
   Liberty Media Corporation* ........   100,000      1,356,250
Clear Channel
   Communications, Inc. ..............   135,000      6,539,063
Comcast Corporation* .................    60,000      2,505,000
Univision Communications, Inc.* ......   100,000      4,093,750
                                                     ----------
                                                     14,494,063

COMPUTER HARDWARE - 3.6%
Compaq Computer Corporation ..........   130,000      1,956,500
Dell Computer Corporation* ...........   225,000      3,937,500
Gateway, Inc.* .......................    30,000        539,700
Hewlett-Packard Company ..............   180,000      5,681,250
International Business Machines
   Corporation .......................   180,000     15,300,000
Sun Microsystems, Inc.* ..............   330,000      9,198,750
                                                     ----------
                                                     36,613,700

COMPUTER STORAGE & PERIPHERALS - 1.5%
EMC Corporation* .....................   200,000     13,300,000
Network Appliance, Inc.* .............    20,000      1,284,688
                                                     ----------
                                                     14,584,688

CONSUMER FINANCE - 0.6%
Capital One Financial
   Corporation .......................    20,000      1,316,250
MBNA Corporation .....................    40,000      1,477,500
Providian Financial Corporation ......    50,000      2,875,000
                                                    -----------
                                                      5,668,750

DATA PROCESSING SERVICES - 0.9%
Automatic Data Processing, Inc. ......   100,000      6,331,250
First Data Corporation ...............    60,000      3,161,250
                                                     ----------
                                                      9,492,500

DEPARTMENT STORES - 0.4%
Kohl's Corporation* ..................    70,000      4,270,000

DIVERSIFIED COMMERCIAL SERVICES - 0.6%
Ecolab, Inc. .........................   145,000      6,262,188

DIVERSIFIED FINANCIAL SERVICES - 6.9%
American Express Company .............   150,000      8,240,625
Citigroup, Inc. ......................   413,333     21,105,816
Fannie Mae ...........................   180,000     15,615,000
Freddie Mac ..........................   160,000     11,020,000
Merrill Lynch & Company, Inc. ........    75,000      5,114,063
Morgan Stanley Dean Witter
   & Company .........................   100,000      7,925,000
                                                     ----------
                                                     69,020,504

DRUG RETAIL - 1.0%
Walgreen Company .....................   240,000     10,035,000

ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
Molex, Inc. ..........................   100,000      3,550,000

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
Sanmina Corporation* .................    60,000      4,597,500

FOOD RETAIL - 1.2%
Safeway, Inc.* .......................   200,000     12,500,000

GENERAL MERCHANDISE STORES - 3.0%
Family Dollar Stores, Inc. ...........    50,000      1,071,875
Target Corporation ...................   330,000     10,642,500
Wal-Mart Stores, Inc. ................   350,000     18,593,750
                                                     ----------
                                                     30,308,125

HEALTH CARE DISTRIBUTORS & SERVICES - 0.7%
Cardinal Health, Inc. ................    75,000      7,471,875

HEALTH CARE EQUIPMENT - 2.6%
Baxter International, Inc. ...........    90,000      7,948,125
Guidant Corporation* .................    60,000      3,236,250
Medtronic, Inc. ......................   250,000     15,093,750
                                                     ----------
                                                     26,278,125

HEALTH CARE FACILITIES - 0.2%
Tenet Healthcare Corporation .........    50,000      2,221,875

                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

 SERIES A (EQUITY) (CONTINUED)


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
HOME IMPROVEMENT RETAIL - 1.2%
Home Depot, Inc. .....................   225,000    $10,279,688
Lowe's Companies, Inc. ...............    45,000      2,002,500
                                                     ----------
                                                     12,282,188

HOUSEHOLD PRODUCTS - 1.7%
Colgate-Palmolive Company ............   120,000      7,746,000
Kimberly-Clark Corporation ...........    40,000      2,827,600
Procter & Gamble Company .............    80,000      6,275,000
                                                     ----------
                                                     16,848,600

INDUSTRIAL CONGLOMERATES - 7.6%
General Electric Company ............. 1,080,000     51,772,500
Minnesota Mining &
   Manufacturing Company .............    50,000      6,025,000
Textron, Inc. ........................    98,400      4,575,600
Tyco International, Ltd. .............   250,000     13,875,000
                                                     ----------
                                                     76,248,100

INDUSTRIAL GASES - 0.4%
Praxair, Inc. ........................   100,000      4,437,500

INDUSTRIAL MACHINERY - 0.2%
Illinois Tool Works, Inc. ............    40,000      2,382,500

INSURANCE BROKERS - 0.5%
Marsh & McLennan
   Companies, Inc. ...................    40,000      4,680,000

INTEGRATED OIL & GAS - 5.0%
Chevron Corporation ..................    90,000      7,599,375
Coastal Corporation ..................    70,000      6,181,875
Exxon Mobil Corporation ..............   280,000     24,342,500
Royal Dutch Petroleum Company ........   200,000     12,112,500
                                                     ----------
                                                     50,236,250

INTEGRATED TELECOMMUNICATIONS SERVICES - 3.6%
AT&T Corporation .....................   180,000      3,116,250
BellSouth Corporation ................   150,000      6,140,625
QWest Communications
   International, Inc.* ..............   120,000      4,920,000
SBC Communications, Inc. .............   250,000     11,937,500
Sprint Corporation (FON Group) .......   100,000      2,031,250
Verizon Communications, Inc. .........   120,000      6,015,000
WorldCom, Inc.* ......................   150,000      2,100,000
                                                     ----------
                                                     36,260,625

INTERNET SOFTWARE & SERVICES - 0.6%
America Online, Inc.* ................   170,000      5,916,000

IT CONSULTING & SERVICES - 1.1%
Acxiom Corporation* ..................    60,000      2,336,250
Computer Sciences Corporation* .......   150,000      9,018,750
                                                     ----------
                                                     11,355,000

LIFE & HEALTH INSURANCE - 0.8%
American General Corporation .........   100,000      8,150,000

MOTORCYCLE MANUFACTURERS - 0.4%
Harley-Davidson, Inc. ................   110,000      4,372,500

MOVIES & ENTERTAINMENT - 2.0%
News Corporation, Ltd. ADR ...........    90,000      2,902,500
Time Warner, Inc. ....................   140,000      7,313,600
Viacom, Inc. (Cl.B)* .................   150,000      7,012,500
Walt Disney Corporation ..............    80,000      2,315,000
                                                     ----------
                                                     19,543,600

MULTI-LINE INSURANCE - 3.6%
American International Group, Inc. ...   270,000     26,611,875
Hartford Financial Services
   Group, Inc. .......................   130,000      9,181,250
                                                     ----------
                                                     35,793,125

MULTI-UTILITIES - 1.3%
Enron Corporation ....................   100,000      8,312,500
Williams Companies, Inc. .............   130,000      5,191,875
                                                     ----------
                                                     13,504,375

NETWORKING EQUIPMENT - 2.6%
Cisco Systems, Inc.* .................   690,000     26,392,500

OFFICE SERVICES & SUPPLIES - 0.2%
Avery Dennison Corporation ...........    40,000      2,195,000

PHARMACEUTICALS - 9.2%
Allergan, Inc. .......................    40,000      3,872,500
ALZA Corporation* ....................    80,000      3,400,000
American Home Products
   Corporation .......................   170,000     10,803,500
Bristol-Myers Squibb Company .........   150,000     11,090,625
Forest Laboratories, Inc.* ...........    30,000      3,986,250
Johnson & Johnson ....................   115,000     12,082,188
Merck & Company, Inc. ................   130,000     12,171,250
Pfizer, Inc. .........................   350,000     16,100,000
Pharmacia Corporation ................   100,000      6,100,000
Schering-Plough Corporation ..........   225,000     12,768,750
                                                     ----------
                                                     92,375,063

PUBLISHING & PRINTING - 1.4%
Gannett Company, Inc. ................   125,000      7,882,812
McGraw-Hill Companies, Inc. ..........   100,000      5,862,500
                                                     ----------
                                                     13,745,312

SEMICONDUCTOR EQUIPMENT - 0.2%
Applied Materials, Inc.* .............    40,000      1,527,500

SEMICONDUCTORS - 3.0%
Flextronics International, Ltd.* .....    50,000      1,425,000
Intel Corporation ....................   700,000     21,175,000
Texas Instruments, Inc. ..............   150,000      7,106,250
                                                     ----------
                                                     29,706,250

SOFT DRINKS - 1.5%
Coca-Cola Company ....................   125,000      7,617,187
PepsiCo, Inc. ........................   160,000      7,930,000
                                                     ----------
                                                     15,547,187


                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

 SERIES A (EQUITY) (CONTINUED)


                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------    ----------

SPECIALTY CHEMICALS - 0.3%
Rohm & Haas Company ..................    70,000  $   2,541,875

SYSTEMS SOFTWARE - 3.8%
Adobe Systems, Inc. ..................    40,000      2,327,500
Microsoft Corporation* ...............   400,000     17,400,000
Oracle Corporation* ..................   480,000     13,950,000
Veritas Software Corporation* ........    50,000      4,378,125
                                                    -----------
                                                     38,055,625

TELECOMMUNICATIONS EQUIPMENT - 1.9%
ADC Telecommunications, Inc.* ........   150,000      2,718,750
Comverse Technology, Inc.* ...........    40,000      4,345,000
Corning, Inc. ........................    45,000      2,376,562
Motorola, Inc. .......................   130,000      2,632,500
Nortel Networks Corporation ..........   230,000      7,374,375
                                                    -----------
                                                     19,447,187

UNIT INVESTMENT TRUST - 8.0%
Nasdaq - 100 Shares ..................   275,000     16,053,125
S & P Mid - Cap 400
   Depositary Receipts ...............   200,000     18,875,000
Standard & Poor's
   Depositary Receipts ...............   300,000     39,356,250
Technology Select Sector
   SPDR Fund .........................   200,000      6,262,500
                                                    -----------
                                                     80,546,875

WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Nextel Communications, Inc.* .........    80,000      1,980,000
                                                    -----------
   Total common stocks - 97.6% .......              981,099,317


COMMERCIAL PAPER

BEVERAGES - 0.1%
Coca-Cola Company,
   6.525%, 01-16-01 ..................$  700,000        698,097

COMPUTER SYSTEMS - 0.2%
Hewlett-Packard Company,
   6.50%, 01-09-01 ...................$2,200,000      2,196,822

ELECTRIC UTILITIES - 0.0%
Duke Energy Corporation,
   6.575%, 01-05-01 ..................$  300,000        299,835

NATURAL GAS - 0.2%
Nicor Gas,
   6.48%, 02-01-01 ...................$1,800,000      1,789,956

PHARMACEUTICALS - 0.2%
Schering Corporation,
   6.45%, 01-19-01 ...................$2,000,000      1,993,550



                                    PRINCIPAL          MARKET
COMMERCIAL PAPER (CONTINUED)          AMOUNT            VALUE
----------------------------        ---------          ------
TELECOMMUNICATIONS - 1.2%
BellSouth Telecommunications, Inc.,
   6.575%, 01-02-01 ................ $1,000,000  $      999,817
   6.52%, 01-03-01 .................  2,700,000       2,699,022
Verizon Network Funding Corporation,
   6.55%, 01-03-01 .................  2,000,000       1,999,269
   6.55%, 01-08-01 .................  3,500,000       3,495,542
   6.58%, 01-09-01 .................  3,100,000       3,095,488
                                                 --------------
                                                     12,289,138

   Total commercial paper - 1.9% ...                 19,267,398
                                                 --------------
   Total investments - 99.5% .......              1,000,366,715
   Cash and other assets, less
      liabilities - 0.5% ...........                  4,601,671
                                                 --------------
   Total net assets - 100.0% .......             $1,004,968,386
                                                 ==============


The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

* Non-income producing security
ADR (American Depositary Receipt)

                             See accompanying notes.

SERIES S (SOCIAL AWARENESS SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY MANAGEMENT COMPANY

     [PHOTO]

 Cindy L. Shields
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The year just completed was difficult for equity investors as slowing economic growth put stress on corporate earnings in many sectors. The Social Awareness Series returned -12.90% over the twelve-month period, outperforming the benchmark Domini Social 400 Index's -14.19% results.(1)

THE HEALTH CARE AND ENERGY SECTORS
LED PORTFOLIO PERFORMANCE

Despite the negative effects of the slowing economy, some sectors produced favorable returns. The top-performing group in the Social Awareness Series was health care, gaining over 40% for the year. Health care stocks as a group are considered defensive, and often hold their value better than many other sectors during an economic downturn. An overweighting in specialty pharmaceutical manufacturers within the group led to the outperformance. Many of these companies developed more new products during the year than their larger competitors in the pharmaceutical industry. We owned stocks of companies including Allergan, Inc., Forest Laboratories, Inc., and Alza Corporation.

Drug distribution company Cardinal Health had a great year, gaining well over 100% in value. Many stocks in this industry saw their value drop when one major name in the group, McKesson Industries, fell sharply in the fourth quarter of 1999 after announcing accounting irregularities in one of its recent acquisitions. While Cardinal Health had no such problems, its stock fell in value along with others in the group. This created a buying opportunity for those untainted but similarly depressed stocks.

Stocks in the energy group also performed favorably. While some companies in this sector do not qualify for inclusion in portfolios that screen for environmental issues, many of those that supply equipment and services are suitable. BJ Services Company, which provides pressure pumping and other oilfield services, gained nearly 65% during the year. Noble Drilling Corporation, an operator of offshore drilling units and provider of labor contract drilling services, was up more than 32%. As petroleum prices rose during the year, drilling activity increased. Both of these companies have exposure in the natural gas industry, and benefited there as well when demand increased during the colder than normal winter.

TECHNOLOGY AND TELECOMMUNICATIONS STOCKS WERE WEAK

On the negative side of performance, telecommunication services stocks did the most damage. This area has become overcrowded, and companies are now feeling the effects of too many providers for the number of consumers. Many telecommunications companies have invested heavily in "bundling" of services to consumers, and have found that their packaged offerings are not as well received as they had expected. The stock of WorldCom, Inc. fell over 40% during the time we held it in the portfolio, and AT&T Corporation lost more than 60%.

The technology stock "bubble" that built during much of 1999 and continued through the first quarter of 2000 finally burst, creating large losses in many stocks in the sector. We concentrated on the software industry in the technology sector because we believe it will hold its value better in downturns than hardware providers and semiconductor manufacturers. Nonetheless, stocks such as International Business Machines Corporation (IBM), while outperforming the sector in general, still fell in value. IBM lost about 20% during the year.

MORE VOLATILITY, BUT FINALLY RECOVERY IN 2001

We expect corporate earnings to erode further during the early months of 2001, keeping the markets volatile for a few more months. Because the Federal Reserve Bank's policy-making Open Market Committee has signaled its intention to begin lowering interest rates, however, we believe signs of economic recovery will appear by midyear. For portfolio managers, timing becomes important since stock markets often anticipate economic recoveries. We plan to begin positioning the portfolio toward those sectors

SERIES S (SOCIAL AWARENESS SERIES)
February 15, 2001

that should move favorably on signs of economic strength, and expect the year ahead to be much better for equity investors than the one just completed.


Sincerely,

Cindy Shields
Portfolio Manager



                           Average Annual Total Return
                           as of December 31, 2000(1)

                                         Since Inception
                1 Year       5 Year         (5-1-91)
                ------       ------      ---------------

Series S       (12.90%)      14.35%          13.14%

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                           SERIES S VS S&P 500 INDEX &
                             DOMINI SOCIAL 400 INDEX

                                    [GRAPH]

                 SBL S SERIES       S&P 500 INDEX        DOMINI SOCIAL 400 INDEX

    DATE           VALUE                VALUE                     VALUE
    5/1/91         10,000              10,000                     10,000
  12/31/91         10,550              11,365                     11,695
  12/31/92         12,275              12,231                     13,108
  12/31/93         13,730              13,464                     14,225
  12/31/94         13,213              13,641                     14,250
  12/31/95         16,878              18,768                     19,695
  12/31/96         20,055              23,077                     24,362
  12/31/97         24,598              30,776                     33,682
  12/31/98         32,331              39,570                     45,320
  12/31/99         37,887              47,900                     56,426
  12/31/00         33,000              43,539                     48,357


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on May 1, 1991 and reflects the fees and expenses of Series S. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $33,000. By comparison, the same $10,000 investment would have grown to $48,357 based on the Domini Social 400 Index and $43,539 based on the S&P 500 Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES S (SOCIAL AWARENESS)


                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------       -----
ADVERTISING - 1.1%
Omnicom Group, Inc. .................     26,900    $ 2,229,337

AIR FREIGHT - 0.2%
FedEx Corporation* ..................     13,000        519,480

AIRLINES - 1.1%
Southwest Airlines Company ..........     67,700      2,269,981

APPAREL RETAIL - 0.3%
Talbots, Inc. .......................     15,800        720,875

BANKS - 7.7%
Bank of America Corporation .........     40,800      1,871,700
Bank of New York Company, Inc. ......     54,800      3,024,275
Chase Manhattan Corporation .........     35,400      1,608,488
Mellon Financial Corporation ........     26,500      1,303,469
Northern Trust Corporation ..........     39,700      3,238,031
PNC Financial Services Group ........     24,400      1,782,725
Wells Fargo & Company ...............     59,400      3,307,837
                                                     ----------
                                                     16,136,525

BIOTECHNOLOGY - 1.1%
Amgen, Inc.* ........................     35,100      2,244,206

BROADCASTING & CABLE TV - 1.2%
Clear Channel
   Communications, Inc.* ............     14,758        714,841
Comcast Corporation* ................     41,200      1,720,100
                                                     ----------
                                                      2,434,941

COMPUTER HARDWARE - 4.8%
Compaq Computer Corporation .........     55,200        830,760
Dell Computer Corporation* ..........     97,800      1,711,500
Hewlett-Packard Company .............     45,800      1,445,562
International Business
   Machines Corporation .............     42,500      3,612,500
Sun Microsystems, Inc.* .............     85,100      2,372,163
                                                     ----------
                                                      9,972,485

COMPUTER STORAGE & PERIPHERALS - 2.4%
EMC Corporation* ....................     76,200      5,067,300

CONSTRUCTION & FARM MACHINERY - 0.6%
Deere & Company .....................     25,600      1,172,800

CONSUMER FINANCE - 1.7%
Household International, Inc. .......     29,200      1,606,000
MBNA Corporation ....................     53,300      1,968,769
                                                     ----------
                                                      3,574,769

DATA PROCESSING SERVICES - 1.3%
Paychex, Inc. .......................     55,950      2,720,569

DEPARTMENT STORES - 0.8%
Kohl's Corporation* .................     26,400      1,610,400


DIVERSIFIED FINANCIAL SERVICES - 4.7%
American Express Company ............     43,200      2,373,300
Charles Schwab Corporation ..........     48,000      1,362,000
Fannie Mae ..........................     32,500      2,819,375
Freddie Mac .........................     21,800      1,501,475
Merrill Lynch & Company, Inc. .......     26,400      1,800,150
                                                     ----------
                                                      9,856,300

DRUG RETAIL - 1.6%
CVS Corporation .....................     32,800      1,965,950
Walgreen Company ....................     31,000      1,296,187
                                                     ----------
                                                      3,262,137

ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Molex, Inc. .........................     46,700      1,657,850

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
Sanmina Corporation* ................     18,400      1,409,900



FOOD RETAIL - 0.6%
Kroger Company* .....................     49,000      1,326,063

GENERAL MERCHANDISE STORES - 5.2%
Family Dollar Stores, Inc. ..........     70,000      1,500,625
Target Corporation ..................     31,400      1,012,650
Wal-Mart Stores, Inc. ...............    156,400      8,308,750
                                                     ----------
                                                     10,822,025

HEALTH CARE DISTRIBUTORS & SERVICES - 1.0%
Cardinal Health, Inc. ...............     20,700      2,062,237

HEALTH CARE EQUIPMENT - 2.0%
Guidant Corporation* ................     29,800      1,607,338
Medtronic, Inc. .....................     41,800      2,523,675
                                                     ----------
                                                      4,131,013

HOME IMPROVEMENT RETAIL - 1.7%
Home Depot, Inc. ....................     20,100        918,319
Lowe's Companies, Inc. ..............     57,700      2,567,650
                                                     ----------
                                                      3,485,969

HOUSEHOLD PRODUCTS - 3.2%
Colgate-Palmolive Company ...........     32,800      2,117,240
Kimberly-Clark Corporation ..........     16,000      1,131,040
Procter & Gamble Company ............     44,400      3,482,625
                                                     ----------
                                                      6,730,905

INDUSTRIAL GASES - 0.6%
Praxair, Inc. .......................     28,100      1,246,937

INDUSTRIAL MACHINERY - 0.5%
Illinois Tool Works, Inc. ...........     17,400      1,036,388

INTEGRATED TELECOMMUNICATION SERVICES - 3.2%
AT&T Corporation ....................     87,812      1,520,245
SBC Communications, Inc. ............    101,464      4,844,906
Sprint Corporation (FON Group) ......     16,300        331,094
                                                     ----------
                                                      6,696,245



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES S (SOCIAL AWARENESS) (CONTINUED)


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------       -----
INTERNET SOFTWARE & SERVICES - 1.0%
America Online, Inc.* ................    44,800    $ 1,559,040
Yahoo!, Inc.* ........................    18,500        558,180
                                                     ----------
                                                      2,117,220

LIFE & HEALTH INSURANCE - 1.3%
American General Corporation .........    32,300      2,632,450

MOVIES & ENTERTAINMENT - 2.2%
Viacom, Inc. (Cl. B)* ................    54,200      2,533,850
Walt Disney Company ..................    71,800      2,077,712
                                                     ----------
                                                      4,611,562

MULTI-LINE INSURANCE - 3.9%
American International
   Group, Inc. .......................    81,699      8,052,458

MULTI - UTILITIES - 1.4%
Enron Corporation ....................    36,200      3,009,125

NETWORKING EQUIPMENT - 4.6%
Cisco Systems, Inc.* .................   248,900      9,520,425

OIL & GAS EQUIPMENT & SERVICES - 0.8%
BJ Services Company* .................    24,800      1,708,100

PACKAGED FOODS - 0.5%
General Mills, Inc. ..................    25,000      1,114,063

PHARMACEUTICALS - 9.7%
Allergan, Inc. .......................    23,400      2,265,412
Alza Corporation* ....................    37,400      1,589,500
Johnson & Johnson ....................    50,032      5,256,487
Merck & Company, Inc. ................    84,400      7,901,950
Schering-Plough Corporation ..........    55,100      3,126,925
                                                     ----------
                                                     20,140,274

PROPERTY & CASUALTY INSURANCE - 1.1%
Chubb Corporation ....................    27,200      2,352,800

PUBLISHING & PRINTING - 1.0%
McGraw-Hill Companies, Inc. ..........    14,200        832,475
New York Times Company ...............    29,400      1,177,838
                                                     ----------
                                                      2,010,313

RESTAURANTS - 0.7%
McDonald's Corporation ...............    41,400      1,407,600

SEMICONDUCTORS - 5.6%
Analog Devices, Inc. .................    20,200      1,033,987
Intel Corporation ....................   239,600      7,247,900
Texas Instruments, Inc. ...............    56,800      2,690,900
Xilinx, Inc.* ........................    15,500        714,938
                                                     ----------
                                                     11,687,725

SOFT DRINKS - 3.6%
Coca-Cola Company ....................    82,000      4,996,875
PepsiCo, Inc. ........................    52,100      2,582,206
                                                     ----------
                                                      7,579,081


                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------       -----
SYSTEMS SOFTWARE - 5.0%
Adobe Systems, Inc. .................     37,200  $   2,164,575
Microsoft Corporation* ..............    191,700      8,338,950
                                                   ------------
                                                     10,503,525

TELECOMMUNICATIONS EQUIPMENT - 3.1%
ADC Telecommunications, Inc.* .......     48,700        882,688
Comverse Technology, Inc. ...........     28,700      3,117,537
Lucent Technologies, Inc. ...........    113,960      1,538,460
Scientific-Atlanta, Inc. ............     31,800      1,035,487
                                                   ------------
                                                      6,574,172

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Sprint Corporation (PCS Group)* .....     45,300        925,819
                                                   ------------
   Total common stocks - 96.0% ......               200,344,349


COMMERCIAL PAPER

COMPUTER SYSTEMS - 1.3%
Hewlett-Packard Company,
   6.50%, 01-09-01 .................. $2,700,000      2,696,100

NATURAL GAS - 1.8%
Nicor, Inc.,  6.55%, 01-25-01 ....... $3,800,000      3,783,407

PUBLISHING - 0.4%
McGraw-Hill Companies, Inc.,
   6.50%, 01-09-01 .................. $  800,000        798,844
                                                   ------------
   Total commercial paper - 3.5% .....                7,278,351
                                                   ------------
   Total investments - 99.5% .........              207,622,700
   Cash and other assets, less
      liabilities - 0.5% .............                1,086,558
                                                   ------------
   Total net assets  - 100.0% ........             $208,709,258
                                                   ============

The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

* Non-income producing security

                             See accompanying notes.

SERIES Y (SELECT 25 SERIES)
February 15, 2001

[SECURITY FUNDS]

ADVISOR, SECURITY
MANAGEMENT COMPANY

     [PHOTO]

 Terry Milberger
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Select 25 Series of SBL Fund is a concentrated portfolio of stocks which in our view present excellent opportunities for long term growth. In a difficult equity market environment such as we experienced in the year just completed, this type of portfolio may lag in performance because the limited diversity doesn't allow for spreading of risk. The Select 25 Series returned -16.09% for the year, compared with the -9.10% return of its benchmark, the S&P 500 Index.(1) It is important in times like these to keep in mind the long-term investment horizon of the Select 25 Series.

TECHNOLOGY HOLDS PROMISE FOR THE LONG TERM

We believe that over the long term the technology sector holds great promise for favorable stock performance, and accordingly, technology stocks make up about 23% of the portfolio. The cyclical downturn in technology hurt performance in 2000, however. The companies we own are major players in the industry, and ones we believe will do well over time. Among our technology holdings are Cisco Systems, Inc., Intel Corporation, EMC Corporation, and Sun Microsystems, Inc. The performance of these stocks in the year just completed exemplifies our belief that even good companies can be bad stocks from time to time.

ECONOMIC SLOWDOWN AFFECTS RETAIL STOCKS

As consumer spending slowed during the second half of the year, many stocks in the retail sector lost value. The Home Depot, Inc. and Wal-Mart Stores, Inc. were two of our holdings that lagged as consumer activity slowed, falling 33% and 23% respectively. Again, these are stocks which we believe are exhibiting cyclical downturns in their longer-term growth patterns. When consumers resume their spending habits these stocks should continue their upward growth track. Home Depot should benefit from lower interest rates as well, as homeowners choose to refinance mortgages and undertake home improvement projects.

A winner in the retail sector was Walgreen Company, an operator of retail drugstores. Walgreen's stock had been hurt in 1999 by the perception that the company would lose customers to the rapidly-developing Internet drug sales sites. As time passed, however, Walgreen proved its ability to perform through its growing store base, excellent site selections, and quality management of inventories. The stock rose nearly 44% over the course of the year 2000.

2001 SHOULD BRING MORE FAVORABLE STOCK MARKETS

We expect market volatility to continue through the early months of 2001 as weak corporate earnings continue to erode investor confidence. However, the Federal Reserve Bank has already signaled its intention to lower interest rates in the month ahead. The lower rates should, over time, bring about increased consumer confidence and an accompanying rise in spending. We believe corporate earnings will then recover, bringing about more favorable market conditions especially in the second half of the year.

The prospects of moderating energy prices, continuing low inflation, and possibly a tax cut in the coming months all add to our positive outlook for the stock markets.

We remind investors in the Select 25 Series of the long-term investment horizon of a concentrated portfolio. While results in the year just completed were negative, we believe that over the course of several years, investors in this portfolio, comprised of growth companies which are leaders in their sectors, will be rewarded.


Sincerely,

Terry Milberger
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

SERIES Y (SELECT 25 SERIES)
February 15, 2001

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)


                                  Since Inception
                     1 Year          (5-3-99)
                     ------       ---------------
Series Y           (16.09%)           3.59%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES Y VS S&P 500 INDEX &
                             S&P BARRA GROWTH INDEX

                                    [GRAPH]

                    SBL Y SERIES      S&P 500 INDEX       S&P BARRA GROWTH

         DATE           VALUE             VALUE                VALUE
         5/3/99         10,000           10,000               10,000
        6/30/99         10,510           10,306               10,403
        9/30/99         10,340            9,662               10,040
       12/31/99         12,370           11,100               12,022
        3/31/99         12,240           11,354               12,516
        6/30/00         11,870           11,052               12,333
        9/30/00         11,580           10,945               11,249
       12/31/00         10,380           10,089                9,368

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. On December 31, 2000, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $10,380. By comparison, the same $10,000 investment would have grown to $10,089 based on the S&P 500 and would have been $9,368 based on the S&P Barra Growth Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES Y (SELECT 25)


                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------
ADVERTISING - 4.4%
Omnicom Group, Inc. ....................  35,000     $2,900,625

BROADCASTING & CABLE TV - 7.5%
Clear Channel Communications, Inc.* ....  50,000      2,421,875
Univision Communications, Inc.* ........  59,800      2,448,063
                                                     ----------
                                                      4,869,938

COMPUTER HARDWARE - 2.3%
Sun Microsystems, Inc.* ................  54,800      1,527,550

COMPUTER STORAGE & PERIPHERALS - 3.6%
EMC Corporation* .......................  35,000      2,327,500

DATA PROCESSING SERVICES - 4.9%
Automatic Data Processing, Inc. ........  50,000      3,165,625

DEPARTMENT STORES - 1.9%
Kohl's Corporation* ....................  20,000      1,220,000

DIVERSIFIED FINANCIAL SERVICES - 4.2%
Citigroup, Inc. ........................  53,333      2,723,316

DRUG RETAIL - 4.2%
Walgreen Company .......................  65,000      2,717,812

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.7%
Sanmina Corporation* ...................  23,000      1,762,375

GENERAL MERCHANDISE STORES - 4.6%
Wal-Mart Stores, Inc. ..................  56,700      3,012,187

HEALTH CARE EQUIPMENT - 5.3%
Medtronic, Inc. ........................  56,700      3,423,263

HOME IMPROVEMENT RETAIL - 4.9%
Home Depot, Inc. .......................  70,000      3,198,125

HOUSEHOLD PRODUCTS - 5.4%
Colgate-Palmolive Company ..............  54,200      3,498,610

INDUSTRIAL CONGLOMERATES - 4.8%
General Electric Company ...............  64,900      3,111,144

IT CONSULTING & SERVICES - 3.8%
Computer Sciences Corporation* .........  41,300      2,483,162

MOTORCYCLE MANUFACTURERS - 4.6%
Harley-Davidson, Inc. ..................  75,000      2,981,250

MOVIES & ENTERTAINMENT - 3.2%
Viacom, Inc. (CL.B)* ...................  45,000      2,103,750

MULTI-LINE INSURANCE - 4.2%
American International Group, Inc. .....  28,000      2,759,750

NETWORKING EQUIPMENT - 2.4%
Cisco Systems, Inc.* ...................  40,800      1,560,600

PHARMACEUTICALS - 9.0%
Pfizer, Inc. ...........................  65,400      3,008,400
Schering-Plough Corporation ............  50,000      2,837,500
                                                     ----------
                                                      5,845,900

SEMICONDUCTORS - 2.8%
Intel Corporation ......................  60,000      1,815,000



                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------

TELECOMMUNICATIONS EQUIPMENT - 4.2%
Comverse Technology, Inc.* ...........    25,000     $2,715,625
                                                    -----------
   Total common stocks - 94.9% .......               61,723,107


COMMERCIAL PAPER

COMBINATION GAS & ELECTRIC - 2.5%
Pacific Gas & Electric Company,
   6.64% - 01-05-01 ..................$  900,000        899,336
   6.61% - 01-16-01 ..................$  700,000        698,072
                                                    -----------
                                                      1,597,408

TELECOMMUNICATIONS - 1.5%
Verizon Network Funding Corporation,
   6.54% - 01-09-01 ................. $1,000,000        998,547
                                                    -----------
   Total commercial paper - 4.0% ....                 2,595,955
                                                    -----------
   Total investments - 98.9% ........                64,319,062
   Cash and other assets, less
      liabilities - 1.1% ............                   692,371
                                                    -----------
   Total net assets - 100% ..........               $65,011,433
                                                    ===========


The identified cost of investments owned at December 31, 2000 was the same for federal income tax and financial statement purposes.

* Non-income producing security

                             See accompanying notes.

SERIES L (CAPITAL GROWTH SERIES)
February 15, 2001

[SUBADVISOR, ALLIANCE CAPITAL LOGO]

SUBADVISOR, ALLIANCE CAPITAL MANAGEMENT L.P.


TO OUR CONTRACTHOLDERS:

The Capital Growth Series of SBL Fund, subadvised by Alliance Capital Management L.P., began operations May 1, 2000. For the period from inception through December 31, 2000 the Series returned -19.50%, trailing the benchmark S&P 500 Stock Index's return of -8.38% for the same period.(1) The S&P Barra Growth Index lost 22.08% over the eight-month period.

Year end is a good time to reflect on the events of the stock markets over the last twelve months, and to assess probabilities going forward. Our investment philosophy is predicated on the simple formula that long run success comes from the correct marriage of first attempting to get the fundamentals right and then paying great attention to price.

THE AFTERMATH OF THE DEMISE OF THE DOT.COMS

Beginning late in 1999, the market witnessed the emergence of a highly speculative technology bubble in the "dot.com" area that carried with it, though not to the same degree, nearly all technology stocks. This speculation was not grounded on any historical parameters of proven performance but represented an belief that companies could withstand heavy early losses to attain a dominant position in a part of the Internet revolution. Because we refused to play the game, for a time we missed some relative performance, but the payoff for our abstinence came with the crash of the "dot.com" stocks which started around mid-March and has continued relentlessly ever since.

A WEAKENING ECONOMY AFFECTED MANY STOCKS

As this unwinding took place, however, it carried with it lower prices for many of the larger, proven technology stocks. Accordingly, following our formula of buying into price weakness, we increased our technology weighting from roughly 30% to 40% of our portfolio. All was proceeding nicely until mid-September when Intel Corporation suddenly announced that their sales would not be as strong as previously forecast, blaming the weakness on the falling value of the euro and on oil turmoil in Europe. Within weeks this was followed by a string of similar announcements from additional technology companies--enough to suggest a broad, weakening economic backdrop. Companies such as Nortel Networks Corporation, Applied Materials, Inc. and even retailers such as The Home Depot, Inc. began to feel the effects of the slowdown.

OUR OUTLOOK IS FOR FURTHER WEAKNESS
IN THE FIRST HALF OF 2001

Caution remains the order of the day. Over the last two to three months we have become nervous about the overall economy, and this has materially lowered our confidence in talking about any technology- or economically-sensitive company. We fear that as the economy slides from a recent growth rate of over 5% to an unknown lower level, companies will continue to experience weakness in earnings. Exacerbating our unease are high oil prices and a more severe winter than usual. We believe profit reports will remain weak in the first half of 2001.

Under normal circumstances the crack in technology stocks would have caused us to be more aggressive. This time, however, we have not increased our weighting in the sector. The little new buying we have done has been in the belief that there will be further Federal Reserve interest rate cuts that might improve investor psychology in the short term. Whether a rally can be sustained depends in our view on whether the Fed can engineer an economic recovery for the second half of 2001. We feel that the "opportunity cost" we might suffer by foregoing an aggressive posture does not sufficiently outweigh the risks. Common sense suggests that we take an overall wait-and-see approach, trading primarily when we feel relative stock prices give us a chance to upgrade to a better risk/reward position at the individual company level.


Sincerely,

Large Capitalization Growth Team
Alliance Capital Management, L.P.

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The return has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized.

SERIES L (CAPITAL GROWTH SERIES)
February 15, 2001

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)


                                  Since Inception
                                    (5-1-00)
                                  ---------------
Series L                            (19.50%)

 (1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000, (date of inception) to December 31, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          SERIES L VS. S&P 500 INDEX &
                             S&P BARRA GROWTH INDEX

                                    [GRAPH]

                        SBL L SERIES     S&P 500 INDEX      BARRA GROWTH INDEX

             DATE          VALUE             VALUE                 VALUE
             5/1/00        10,000            10,000               10,000
            6/30/00         9,930            10,036               10,366
            9/30/00         9,390             9,939                9,456
           12/30/00         8,050             9,161                7,874


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series L (Capital Growth Series) on May 1, 2000 and reflects the fees and expenses of Series L. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have declined to $8,050. By comparison, the same $10,000 investment would have declined to $9,161 based on the S&P 500 Index's performance, and $7,874 based on the S&P Barra Growth Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES L (CAPITAL GROWTH)


                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------       -----
AEROSPACE & DEFENSE - 2.7%
Honeywell International, Inc. .......     10,200     $  482,587

AIRLINES - 0.9%
Continental Airlines Inc. (Cl.B)* ...      3,000        154,875

APPLICATION SOFTWARE - 1.1%
Amdocs, Ltd.* .......................      3,100        205,375

BANKS - 1.8%
Chase Manhattan Corporation .........      7,200        327,150

BROADCASTING & CABLE TV - 2.5%
AT&T - Liberty Media
   Corporation* .....................     33,300        451,631

COMPUTER HARDWARE - 2.0%
Dell Computer Corporation* ..........      2,800         49,000
Sun Microsystems, Inc.* .............     11,000        306,625
                                                     ----------
                                                        355,625

COMPUTER STORAGE & PERIPHERALS - 4.1%
EMC Corporation* ....................     11,100        738,150

CONSUMER FINANCE - 5.2%
Household International, Inc. .......      4,200        231,000
MBNA Corporation ....................     19,000        701,812
                                                     ----------
                                                        932,812

DEPARTMENT STORES - 2.1%
Kohl's Corporation* .................      6,200        378,200

DIVERSIFIED FINANCIAL SERVICES - 12.9%
CIT Group, Inc. .....................     11,400        229,425
Citigroup, Inc. .....................     21,420      1,093,759
Fannie Mae ..........................      1,100         95,425
Freddie Mac .........................      8,400        578,550
J.P. Morgan & Company, Inc. .........        100         16,550
Merrill Lynch & Company, Inc. .......      2,500        170,469
Morgan Stanley Dean
   Witter & Company .................      1,800        142,650
                                                     ----------
                                                      2,326,828

DRUG RETAIL - 0.5%
Walgreeen Company ...................      2,000         83,625

GENERAL MERCHANDISE STORES - 0.1%
Wal-Mart Stores, Inc. ...............        400         21,250

HEALTH CARE EQUIPMENT - 1.6%
Medtronic, Inc. .....................      4,800        289,800

HOME IMPROVEMENT RETAIL - 3.7%
Home Depot, Inc. ....................     14,800        676,175

HOUSEHOLD PRODUCTS - 0.5%
Colgate-Palmolive Company ...........      1,300         83,915

INDUSTRIAL CONGLOMERATES - 5.2%
Tyco International, Ltd. ............     17,000        943,500

INTEGRATED OIL & GAS - 0.8%
BP Amoco plc ADR ....................      3,200        153,200

INTEGRATED TELECOMMUNICATION - 0.2%
AT&T Corporation ....................      2,200         38,087

INTERNET SOFTWARE & SERVICES - 0.6%
Yahoo!, Inc.* .......................      3,500        105,602

MOVIES & ENTERTAINMENT - 6.7%
Time Warner, Inc. ...................     12,150        634,716
Viacom, Inc. (Cl.B)* ................     10,400        486,200
Walt Disney Company .................      2,900         83,919
                                                     ----------
                                                      1,204,835

NETWORKING EQUIPMENT - 6.0%
Cisco Systems, Inc.* ................     26,600      1,017,450
Juniper Networks, Inc.* .............        500         63,031
                                                     ----------
                                                      1,080,481

PHARMACEUTICALS - 12.8%
Merck & Company, Inc. ...............      3,100        290,237
Pfizer, Inc. ........................     20,200        929,200
Pharmacia Corporation ...............      6,300        384,300
Schering-Plough Corporation .........     12,300        698,025
                                                     ----------
                                                      2,301,762

SEMICONDUCTOR EQUIPMENT - 2.4%
Applied Materials, Inc.* ............     11,300        431,519

SEMICONDUCTORS - 6.9%
Altera Corporation* .................      2,300         60,519
Applied Micro Circuits
   Corporation* .....................      2,800        210,131
Intel Corporation ...................     13,900        420,475
Micron Technology, Inc.* ............      9,600        340,800
PMC - Sierra, Inc.* .................      1,000         78,625
SDL, Inc.* ..........................        900        133,369
                                                     ----------
                                                      1,243,919

SYSTEMS SOFTWARE - 3.0%
Microsoft Corporation* ..............      6,600        287,100
Oracle Corporation* .................      8,700        252,844
                                                     ----------
                                                        539,944

TELECOMMUNICATIONS EQUIPMENT - 8.5%
Corning, Inc. .......................      2,900        153,156
JDS Uniphase Corporation* ...........        440         18,343
Nokia Oyj ADR .......................     22,000        957,000
Nortel Networks Corporation .........     12,400        397,575
                                                     ----------
                                                      1,526,074

WIRELESS TELECOMMUNICATION SERVICES - 3.8%
AT&T Wireless Group* ................     27,300        472,631
Vodafone Group plc ADR ..............      6,200        222,038
                                                     ----------
                                                        694,669
                                                     ----------
   Total  common stocks  - 98.6% ....                17,771,590


                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES L (CAPITAL GROWTH) (CONTINUED)


                                       PRINCIPAL       MARKET
REPURCHASE AGREEMENT                     AMOUNT         VALUE
--------------------                   ---------       ------
REPURCHASE AGREEMENT - 3.9%

State Street, 4.25%,
   01-02-01 (Collateralized by
   FNMA, 7.05% - 2002 with a value
   of $722,429) ....................    $705,166    $   705,166
                                                    -----------

   Total investments - 102.5% ......                 18,476,756
   Liabilities, less cash and other
      assets - (2.5%) ..............                   (456,217)
                                                    -----------
   Total net assets - 100.0% .......                $18,020,539
                                                    ===========

The identified cost of investments owned at December 31, 2000 was $21,883,006 for federal income tax purposes.

* Non-income producing security

ADR (American Depositary Receipt)

                             See accompanying notes.

SERIES G (LARGE CAP GROWTH SERIES)
February 15, 2001

[SECURITY FUNDS LOGO]

ADVISOR, SECURITY
MANAGEMENT COMPANY

    [PHOTO]

Cindy L. Shields
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Large Cap Growth Series of SBL Fund began operations May 1, 2000. The portfolio consists primarily of stocks issued by companies with market capitalizations in excess of $5 billion, and which in our view have above average prospects for favorable earnings growth. From May 1 through December 31, 2000 the Series returned -20.20%, ahead of the performance of its benchmark S&P Barra Growth Index return of -22.08% over the same time period.(1)

CONSUMER STAPLES AND HEALTH CARE STOCKS
DID WELL AS ECONOMY WEAKENED

Among the groups that turned in positive performances, consumer staples companies were the most favorable in the portfolio, gaining about 30% as a group. Consumer staples are products such as foods, soft drinks, and household products, that people tend to buy whether the economy is on a upswing or in a downturn. Stocks we held in this sector include The Coca-Cola Company, +33% for the period, PepsiCo., Inc., +35%, and Walgreen Co., up nearly 50%. Also in the consumer staples group, Bestfoods was purchased by Unilever, which led to a solid gain in Bestfoods' stock price.

Health care stocks also generally perform well in a weakening economic environment on the belief that people will still need pharmaceutical products regardless of the state of the economy. An overweighting in specialty pharmaceutical manufacturers within the group provided favorable performance. Many of these companies developed more new products during the year than their larger competitors in pharmaceuticals. We owned stocks of health care companies including Allergan, Inc., Forest Laboratories, Inc., and Alza Corporation.

SECTORS WITH NEGATIVE RETURNS

While our industrial sector stocks as a group were negative, some of the holdings, particularly in the software and software services industries, did very well. Paychex, Inc. provides payroll and human resources services and gained over 45% during the period the Series has been in operation. Tyco International Ltd., a diversified manufacturing and service company was up 16%. General Electric Company stock fell 9%, but still considerably outperformed the benchmark S&P Barra Growth Index.

Technology stocks were the biggest negative in the portfolio as the technology "bubble" of late 1999 and early 2000 finally burst. Our investments, however, were mostly in the more defensive software-oriented stocks, which generally hold their value better than hardware and semiconductor company stocks in an economic downturn. BEA Systems, Inc., in the business of helping companies launch internet e-commerce initiatives, gained 41% over the time we owned the stock. Sanmina Corporation provides electronics contract manufacturing services and rose about 28%. Comverse Technology, Inc. provides multimedia communications software such as voice mail and messaging to telecommunications companies. Comverse also did very well, up 21% during the period.

A FEW MORE DIFFICULT MONTHS, BUT THEN IMPROVEMENT

We expect corporate earnings to continue to weaken during the early months of 2001, keeping the markets volatile for a few more months. Because the Federal Reserve Bank's policy-making Open Market Committee has signaled its intention to begin lowering interest rates, however, we believe signs of economic recovery will appear by midyear. For portfolio managers, timing becomes important since stock markets often anticipate economic recoveries. We expect to position the portfolio toward those sectors that should move favorably on signs of economic strength, and believe year ahead will be much more favorable for equity investors than the one just completed.


Sincerely,

Cindy Shields
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The return has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized.

SERIES G (LARGE CAP GROWTH SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2000(1)


                                 Since Inception
                                    (5-1-00)
                                 ---------------

Series G                            (20.20%)

 (1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 1, 2000, (date of inception) to December 31, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      SERIES G VS. S&P BARRA GROWTH INDEX &
                                 S&P 500 INDEX

                                    [GRAPH]

                          SBL G SERIES   BARRA GROWTH INDEX   S&P 500 INDEX

            DATE              VALUE            VALUE               VALUE
           5/1/00             10,000           10,000             10,000
          6/30/00             10,210           10,366             10,036
          9/30/00              9,650            9,456              9,939
         12/31/00              7,980            7,874              9,161

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series G (Large Cap Growth Series) on May 1, 2000 and reflects the fees and expenses of Series G. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have declined to $7,980. By comparison, the same $10,000 investment would have declined to $7,874 based on the S&P Barra Growth Index's performance, and $9,161 based on the S&P 500 Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES G (LARGE CAP GROWTH)


                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------       -----

ADVERTISING - 0.3%
Omnicom Group, Inc. ..................       500       $ 41,437

APPLICATION SOFTWARE - 2.4%
Check Point Software
   Technologies, Ltd.* ...............       200         26,712
i2 Technologies, Inc.* ...............     1,200         65,250
Mercury Interactive Corporation* .....       200         18,050
Rational Software Corporation* .......     1,300         50,619
Siebel Systems, Inc.* ................     1,900        128,725
                                                     ----------
                                                        289,356

BANKS - 0.5%
Bank of New York Company, Inc. .......     1,100         60,706

BEVERAGES - 4.0%
Coca-Cola Company ....................     5,500        335,156
PepsiCo, Inc. ........................     2,900        143,731
                                                     ----------
                                                        478,887

BIOTECHNOLOGY - 1.0%
Amgen, Inc.* .........................     1,900        121,481

BROADCASTING & CABLE TV - 1.0%
Clear Channel
   Communications, Inc.* .............       676         32,744
Comcast Corporation* .................     1,400         58,450
Univision Communications, Inc.* ......       700         28,656
                                                     ----------
                                                        119,850

COMPUTER HARDWARE - 5.3%
Celestica, Inc.* .....................     1,300         70,525
Dell Computer Corporation* ...........     5,300         92,750
International Business Machines
   Corporation .......................     3,800        323,000
Sun Microsystems, Inc.* ..............     4,900        136,587
Sycamore Networks, Inc.* .............       400         15,000
                                                     ----------
                                                        637,862

COMPUTER STORAGE & PERIPHERALS - 3.1%
EMC Corporation* .....................     4,600        305,900
Network Appliance, Inc.* .............     1,000         64,234
                                                     ----------
                                                        370,134

DATA PROCESSING SERVICES - 0.7%
Paychex, Inc. ........................     1,850         89,956

DEPARTMENT STORES - 0.4%
Kohl's Corporation* ..................       900         54,900

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Charles Schwab Corporation ...........     2,200         62,425
Merrill Lynch & Company, Inc. ........     1,000         68,187
Morgan Stanley Dean
   Witter & Company ..................       600         47,550
                                                     ----------
                                                        178,162

DRUG RETAIL - 0.9%
Walgreen Company .....................     2,600        108,712

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
Sanmina Corporation* .................     1,100         84,287

FOOD RETAIL - 0.7%
Safeway, Inc.* .......................     1,400         87,500

GENERAL MERCHANDISE STORES - 3.1%
Wal-Mart Stores, Inc. ................     7,100        377,188

HEALTH CARE EQUIPMENT - 2.4%
Applera Corporation -
   Applied Biosystems Group ..........       500         47,031
Guidant Corporation* .................     1,600         86,300
Medtronic, Inc. ......................     2,700        163,013
                                                     ----------
                                                        296,344

HOME IMPROVEMENT RETAIL - 1.6%
Home Depot, Inc. .....................     4,200        191,888

HOUSEHOLD PRODUCTS - 2.7%
Colgate-Palmolive Company ............     1,300         83,915
Kimberly-Clark Corporation ...........     1,600        113,104
Procter & Gamble Company .............     1,600        125,500
                                                     ----------
                                                        322,519

INDUSTRIAL CONGLOMERATES - 9.7%
General Electric Company .............    22,000      1,054,625
Tyco International, Ltd. .............     2,200        122,100
                                                     ----------
                                                      1,176,725

INTEGRATED TELECOMMUNICATION SERVICES - 1.5%
Qwest Communications
   International, Inc.* ..............     2,200         90,200
SBC Communications, Inc. .............     2,000         95,500
                                                     ----------
                                                        185,700

INTERNET & SOFTWARE SERVICES - 1.6%
America Online, Inc.* ................     4,700        163,560
Yahoo!, Inc.* ........................     1,000         30,172
                                                     ----------
                                                        193,732

IT CONSULTING & SERVICES - 0.1%
Sapient Corporation* .................     1,200         14,325

MOVIES & ENTERTAINMENT - 2.5%
Time Warner, Inc. ....................     2,800        146,272
Viacom, Inc. (Cl. B)* ................     3,400        158,950
                                                     ----------
                                                        305,222

NETWORKING EQUIPMENT - 5.0%
Cicso Systems, Inc.* .................    15,000        573,750
Juniper Networks, Inc.* ..............       300         37,819
                                                     ----------
                                                        611,569

                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES G (LARGE CAP GROWTH) (CONTINUED)


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
-------------------------               ---------      ------
PHARMACEUTICALS - 19.9%
Allergan, Inc. .......................     1,000   $     96,813
ALZA Corporation* ....................     2,400        102,000
American Home Products
   Corporation .......................     2,900        184,295
Bristol-Myers Squibb Company .........     4,400        325,325
Eli Lilly & Company ..................     2,300        214,044
Forest Laboratories, Inc.* ...........       300         39,862
Johnson & Johnson ....................     3,100        325,694
Merck & Company, Inc. ................     3,800        355,775
Pfizer, Inc. .........................    11,950        549,700
Schering-Plough Corporation ..........     3,000        170,250
Watson Pharmaceuticals, Inc.* ........       900         46,069
                                                     ----------
                                                      2,409,827

SEMICONDUCTOR EQUIPMENT - 0.5%
Applied Materials, Inc.* .............     1,700         64,919

SEMICONDUCTORS - 6.0%
Applied Micro Circuits
   Corporation* ......................       400         30,019
Broadcom Corporation* ................       500         42,250
Flextronics International, Ltd.* .....     2,000         57,000
Intel Corporation ....................    14,700        444,675
PMC - Sierra, Inc.* ..................       400         31,450
Texas Instruments, Inc. ..............     2,200        104,225
Xilinx, Inc.* ........................       500         23,063
                                                     ----------
                                                        732,682

SYSTEMS SOFTWARE - 8.8%
Adobe Systems, Inc. ..................     1,400         81,463
BEA Systems, Inc.* ...................     1,300         87,506
Microsoft Corporation* ...............    10,800        469,800
Oracle Corporation* ..................    11,600        337,125
VERITAS Software Corporation* ........     1,000         87,563
                                                     ----------
                                                      1,063,457

TELECOMMUNICATIONS EQUIPMENT - 4.9%
Comverse Technology, Inc.* ...........       600         65,175
Corning, Inc. ........................     1,600         84,500
Corvis Corporation* ..................       200          4,763
JDS Uniphase Corporation* ............     1,900         79,206
Lucent Technologies, Inc. ............     3,000         40,500
Nortel Networks Corporation ..........     5,500        176,344
QUALCOMM, Inc.* ......................     1,600        131,500
Scientific-Atlanta, Inc. .............       400         13,025
                                                     ----------
                                                        595,013

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Nextel Communications, Inc.* .........       900         22,275
Sprint Corporation (PCS Group)* ......     1,500         30,656
                                                     ----------
                                                         52,931
                                                     ----------
   Total common stocks - 93.2% .......               11,317,271



                                        PRINCIPAL      MARKET
REPURCHASE AGREEMENT                     AMOUNT         VALUE
--------------------                    ---------      ------

REPURCHASE AGREEMENT - 10.5%

State Street Repo, 4.25% - 01-02-01
   (Collateralized by FNMA,
   6.375% - 2002
   with a value of $1,305,600) .....  $1,276,095   $  1,276,095
                                                    -----------
   Total investments - 103.7% ......                 12,593,366
   Liabilities, less cash and other
     assets - (3.7%) ...............                   (454,062)
                                                    -----------
   Total net assets - 100.0% .......                $12,139,304
                                                    ===========

The identified cost of investments owned at December 31, 2000 was $15,282,442, for federal income tax purposes.

* Non-income producing security

                             See accompanying notes.

SERIES I (INTERNATIONAL SERIES)
February 15, 2001

[BANKERS TRUST LOGO]

SUBADVISOR, BANKERS TRUST COMPANY

    [PHOTO]

  Michael Levy
Portfolio Manager

    [PHOTO]

  Robert Reiner
Portfolio Manager

    [PHOTO]

   Julie Wang
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The year 2000 proved exceptionally challenging for investors in the international equity markets. The International Series of SBL Fund returned -20.38% for the year, while the benchmark MSCI-EAFE Index returned -14.17% over the period.(1)

WORLD ECONOMIC CONDITIONS AT THE BEGINNING OF THE YEAR

At the beginning of the year 2000, world economic growth was extremely robust. Monetary policy was tightened further in the U.S., U.K., and Europe, despite generally muted core inflation figures, although the sharp increase in oil prices had led to rising headline inflation numbers. Continental European equity markets were the strongest performers, aided by positive news on German tax reform, corporate restructuring and a strengthening economy. Japan was the weakest market as the unwinding of cross-shareholdings continued to put pressure on equities. Emerging markets were weak as the global equity risk premium rose, resulting in poor performance from this more sensitive asset class.

Global monetary tightening continued to be an important theme. In May the U.S. Federal Reserve Board signaled a shift to a more aggressive stance by raising interest rates by fifty basis points. In Euroland, rising interest rates along with the prolonged oil price rise, fourfold in euro terms, led to consumer and business confidence falling sharply. In Japan, despite the contrary signal sent by the ending of their zero interest rate policy in August, the economy remained weak, especially in the consumer spending area.

SIGNS OF ECONOMIC SLOWDOWN HURT CORPORATE EARNINGS

Toward the end of the year the volatility within global equity markets was exacerbated by fears of a "hard landing" in the U.S. economy. This led to a mini-rally as investor expectations shifted to hopes for a cut in interest rates when economic data confirmed the extent of the slowdown in the U.S. However, these positive expectations were short-lived, particularly among global technology stocks, as companies warned of the negative impact of a global slowdown and slower profit growth. Investors also became concerned about the telecommunications sector and its ability to service the debt incurred from the recent acquisition of European third-generation telecommunications licenses.

In response, investors fled to defensive growth sectors such as pharmaceuticals, consumer staples and food and beverage companies. While the Series had significant holdings within these sectors, reasons of valuation prevented us being overweight in all of them. This position hurt performance in 2000. The market sectors that were penalized most heavily were the higher growth sectors where the Series, despite cutting positions in the second quarter, gave up performance. Emerging Markets also underperformed the MSCI-EAFE Index during the year, a third negative.

POSITIVE LONGER-TERM OUTLOOK FOR EUROPE,
BUT JAPAN REMAINS WEAK

Looking to 2001, consensus forecasts for Euroland growth have peaked and are likely to be revised down further. Lagged effects of a weak euro and a move to fiscal expansion, however, should be sufficient to offset slower demand growth in export markets. This should support profit growth so that it will compare favorably on an international basis, leading us to maintain our overweight position in Europe.

In Japan, concerns remain over the political and economic situation. The ruling LDP faces elections in July, which will be a testing time for Japanese politics. As yet we see few signs of a robust recovery and remain underweight the market, with no exposure to the banking sector.

SERIES I (INTERNATIONAL SERIES)
February 15, 2001



Overall, slowing economic growth will continue to cause concern in the near term, but we expect the economic environment to become increasingly supportive of equity markets as the year progresses. Prompt central bank action should improve liquidity conditions and lead to a bottoming of expectations for GDP growth and corporate profits, enabling equity markets to shift away from their defensive bias.

Sincerely,

Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers



                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 2000(1)


                                    Since Inception
                   1 Year              (5-3-99)
                   ------           ---------------
Series I          (20.38%)                2.09%

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.


                          SERIES I VS. MSCI EAFE INDEX

                                    [GRAPH]

                                 SBL I SERIES      MSCI EAFE INDEX

                   DATE             VALUE               VALUE
                   5/3/99           10,000              10,000
                  6/30/99            9,780               9,859
                  9/30/99            9,830              10,299
                 12/31/99           13,000              12,055
                  3/31/00           12,950              12,049
                  6/30/00           12,080              11,579
                  9/30/00           11,140              10,652
                 12/31/00           10,350              10,373

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series I (International Series) on May 3, 1999 and reflects the fees and expenses of Series I. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $10,350. By comparison, the same $10,000 investment would have grown to $10,373 based on the MSCI EAFE Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES I (INTERNATIONAL)


                                         NUMBER        MARKET
FOREIGN STOCKS                          OF SHARES       VALUE
--------------                          ---------      ------

AUSTRALIA - 0.6%
News Corporation, Ltd. ADR ...........     1,600    $    51,600
Qantas Airways, Ltd. .................    29,500         58,163
                                                     ----------
                                                        109,763

BELGIUM - 1.3%
Interbrew* ...........................     6,512        226,956

BRAZIL - 1.2%
Banco Bradesco S.A. .................. 5,339,106         38,332
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR ..............       181          7,195
Petroleo Brasileiro S.A. ADR* ........     3,422         86,406
Tele Norte Leste
   Participacoes S.A. ADR ............     3,343         76,262
                                                     ----------
                                                        208,195

CANADA - 6.8%
Bank of Montreal .....................     3,553        185,929
Bombardier, Inc. (Cl. B) .............    13,085        201,676
Canadian Imperial Bank
   of Commerce .......................     4,803        148,695
Celestica, Inc.*                           2,481        133,796
Manulife Financial Corporation .......     7,048        220,309
Royal Bank of Canada .................     2,600         88,022
Sun Life Financial Services
   of Canada .........................     9,538        254,008
                                                     ----------
                                                      1,232,435

FINLAND - 1.5%
Nokia Oyj ADR ........................     6,111        265,829

FRANCE - 12.5%
Altran Technologies S.A. .............       400         90,510
Aventis S.A. .........................     4,190        367,828
Axa ..................................     1,468        212,259
BNP Paribas S.A. .....................     1,630        143,093
Business Objects S.A. ADR* ...........       686         38,845
Christian Dior S.A. ..................     2,690        128,934
Renault S.A. .........................     2,330        121,414
Societe Generale .....................     3,150        195,789
Suez Lyonnaise des Eaux S.A. .........     1,800        328,709
Total Fina Elf S.A. ..................     2,434        361,989
Usinor S.A. ..........................     6,130         80,921
Vivendi Universal S.A. ...............     2,930        192,843
                                                     ----------
                                                      2,263,134

GERMANY - 5.5%
BASF AG                                    1,200         54,272
Dresdner Bank AG .....................     3,970        173,139
E.On AG ..............................     5,570        338,883
Infineon Technologies AG* ............     2,460         91,418
Muenchener Rueckversicherungs-
   Gesellschaft AG ...................       575        205,722
Porsche AG ...........................        34        110,931
RWE AG ...............................       540         24,235
                                                     ----------
                                                        998,600

GREECE - 0.8%
Deutsche Post AG* ....................     6,539        141,515

HONG KONG - 3.1%
China Mobile (Hong Kong), Ltd.* ......    33,500        182,964
HSBC Holdings plc ....................    13,200        195,464
Hutchison Whampoa, Ltd. ..............    15,200        189,515
                                                     ----------
                                                        567,943

HUNGARY - 0.4%
OTP Bank Rt. .........................     1,200         67,366

IRELAND - 5.1%
Bank of Ireland ......................    32,868        325,570
CRH plc ..............................    11,190        208,235
Elan Corporation plc ADR .............     8,400        393,225
                                                     ----------
                                                        927,030

ITALY - 11.4%
Assicurazioni Generali SpA ...........     5,080        201,755
Banca Intesa SpA .....................    58,500        281,219
ENI SpA(3)                                58,160        371,324
Ruinione Adriatica di Sicurta SpA ....    19,580        305,353
Saipem SpA ...........................    13,710         74,788
San Paolo - IMI SpA ..................    11,137        180,061
Telecom Italia SpA ...................    29,490        326,167
UniCredito Italiano SpA ..............    61,960        324,030
                                                     ----------
                                                      2,064,697

JAPAN - 8.1%
Fanuc, Ltd. ..........................     3,100        210,919
Nippon Telegraph & Telephone
   Corporation .......................        11         79,273
Nissan Motor Company, Ltd.* ..........    25,000        144,046
Pioneer Corporation ..................     6,000        160,245
Rohm Company, Ltd. ...................       700        133,012
Sony Corporation .....................     2,000        138,354
Takeda Chemical Industries, Ltd. .....     5,900        349,247
Toshiba Corporation ..................    38,000        254,221
                                                     ----------
                                                      1,469,317

NETHERLANDS - 12.9%
ABN AMRO Holding N.V.(1) .............    10,284        233,860
Buhrmann N.V.(1) .....................    15,174        406,748
Fortis (NL) N.V. .....................     6,280        204,012
Hagemeyer N.V. .......................     4,440         99,007
ING Groep N.V.(1) ....................     8,040        642,248
Koninklijke Ahold N.V. ...............    11,110        358,415
Koninklijke Numico N.V. ..............     2,950        148,459
Koninklijke (Royal) Philips
   Electronics N.V. ..................     6,372        233,444
                                                     ----------
                                                      2,326,193

POLAND - 0.8%
Bank Polska Kasa
   Opieki S.A. GDR* ..................     3,303         49,875
Telekomunikacja Polska S.A. ADR ......    14,010         93,569
                                                     ----------
                                                        143,444



                             See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES I (INTERNATIONAL) (CONTINUED)


                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)              OF SHARES       VALUE
--------------------------              ---------       -----
SINGAPORE - 0.5%
DBS Group Holdings, Ltd. ..............    8,000    $    90,427

SOUTH KOREA - 0.6%
Korea Telecom Corporation ADR .........    2,380         73,780
Samsung Electronics - GDR .............      500         31,540
                                                     ----------
                                                        105,320

SPAIN - 4.6%
Altadis S.A. ..........................   14,520        224,942
Banco Bilbao Vizcaya
   Argentaria S.A. ....................   14,722        219,086
Banco Popular Espanol S.A. ............    6,000        208,999
Telefonica S.A.* ......................   11,248        185,869
                                                     ----------
                                                        838,896

SWITZERLAND - 3.2%
Nestle S.A. ...........................       87        202,937
Roche Holding AG ......................       23        234,329
Zurich Financial Services AG ..........      248        149,519
                                                     ----------
                                                        586,785

TAIWAN - 0.1%
Taiwan Semiconductor Manufacturing
   Company, Ltd.* .....................    6,417         15,420

UNITED KINGDOM - 15.3%
BP Amoco plc ADR ......................    2,930        140,274
Barclays plc ..........................    9,400        290,242
BAE Systems plc .......................   48,071        274,308
Celltech Group plc* ...................    9,870        173,387
GlaxoSmithKline plc* ..................    6,860        193,677
Logica plc ............................    7,070        184,504
Reckitt Benckiser plc .................   17,410        240,305
Royal Bank of Scotland
   Group plc ..........................   25,130        273,966
Shell Transport & Trading
   Company plc ........................   42,440        346,781
Vodafone Group plc ....................  178,272        653,773
                                                     ----------
                                                      2,771,217

UNITED STATES - 0.4%
News Corporation, Ltd. ADR ............    1,990         57,834
                                                     ----------
   Total foreign stocks - 96.7% .......              17,478,316


OPTIONS PURCHASED - 0.2%

Bank Equity Basket, expires 03-09-01
   strike price 74.14773 ..............1,234,125          7,192
Bank Equity Basket, expires 03-09-01
   strike price 78.064904 .............1,234,125          7,590
NIKKEI 225 Call Option 5%,
   expires 03-09-01
   strike price 112.00 ................   14,876          4,040
NIKKEI 225 Call Option 5%,
   expires 03-09-01
   strike price 147.00 ................   13,562          2,159


                                        PRINCIPAL
                                        AMOUNT OR
                                         NUMBER        MARKET
OPTIONS PURCHASED (CONTINUED)           OF SHARES       VALUE
-----------------------------           ---------      ------

JPY Put Option, expires 01-08-01
   strike price 112.00 ...............   750,000    $    16,500
                                                    -----------
                                                         37,481

REPURCHASE AGREEMENT - 8.7%

State Street, 4.25%, 01-02-01
   (Collateralized by FNMA,
   6.00% -11/15/01
   with a value of $1,590,000) .......$1,570,518      1,570,518
                                                    -----------
   Total investments - 105.6% ........               19,086,315
   Liabilities, less cash & other
         assets - (5.6%) .............               (1,015,147)
                                                    -----------
   Total net assets - 100.0% .........              $18,071,168
                                                    ===========


INVESTMENT CONCENTRATION

At December 31, 2000, Series I's investment concentration, by industry, was as follows:

Aerospace/Defense .............    1.6%
Airlines ......................    0.3%
Automobiles ...................    2.1%
Banks & Credit ................   24.1%
Beverages .....................    1.3%
Broadcast Media ...............    0.6%
Building & Construction .......    3.0%
Chemicals .....................    0.3%
Computer Software .............    1.2%
Cosmetics .....................    0.7%
Electric Utilities ............    0.1%
Electrical Equipment ..........    1.4%
Electronics ...................    3.9%
Engineering ...................    0.5%
Financial Services ............    5.9%
Food Processing ...............    1.9%
Food Wholesalers ..............    2.0%
Health Care ...................    3.1%
Household Products ............    1.3%
Insurance .....................    4.8%
Manufacturing .................    4.2%
Medical .......................    1.9%
Oil ...........................    7.7%
Pharmaceuticals ...............    4.4%
Retail ........................    0.6%
Semi-Conductors ...............    1.3%
Services ......................    4.1%
Steel .........................    0.5%
Telecommunications ............   10.7%
Tobacco .......................    1.2%
Options .......................    0.2%
Repurchase Agreements .........    8.7%
Liabilities, less cash and
   other assets ...............   (5.6%)
                               -------
                                 100.0%
                               =======

The identified cost of investments owned at December 31, 2000 was $19,196,804 for federal income tax purposes.

* Non-income producing security

ADR (American Depositary Receipt)

(1) Security is segregated as collateral for futures, options or forward contracts.

                             See accompanying notes.

SERIES T (TECHNOLOGY SERIES)
February 15, 2001
[WELLINGTON MANAGEMENT(R) LOGO]

SUBADVISOR,
WELLINGTON MANAGEMENT

TO OUR CONTRACTHOLDERS:

The Technology Series of SBL Fund was launched on May 1, 2000. Since its inception the Series weathered the downturn in the technology sector reasonably well. While the Series returned -38.70%, it declined less than the -41.25% return of its benchmark index, the Goldman Sachs Technology Industry Composite Index.(1)


HIGHER INTEREST RATES, HIGHER ENERGY PRICES,
WEAK CORPORATE EARNINGS

A combination of factors came together in 2000 to dramatically slow the U.S. economy and deflate stock valuations. Multiple interest rate hikes by the Federal Reserve's policy-making Open Market Committee early in the year led to a slowdown in consumer and investment spending. Higher energy prices added to consumers' problems as gasoline, home heating, and electricity prices all rose. A broad list of corporate earnings shortfalls caused the fundamental outlook for technology stocks in particular to weaken faster than expected.

The ongoing economic slowdown, combined with the demise of many "dot.com" companies, took a toll on demand for technology products and services. Examples of this slowing include soft personal computer sales and lower than expected revenues from desktop applications. Further, subsector stocks in areas such as wireless communications, where compelling new data applications have yet to emerge, have exacerbated the general weakness.

BUILDING THE PORTFOLIO

Throughout the year we have built positions in the portfolio in stocks that we believed were trading at attractive valuation levels. In particular, we focused on finding oversold stocks in high growth subsectors such as communications and software. As a result, we ended the year with overweight positions in both of these areas. We also built an overweight position in the service subsector, which we find attractive due to its combination of value and predictability during volatile times. We have also opportunistically built positions in computer hardware and semiconductors, although both of these are underweight relative to the benchmark index. Our largest contributors to performance for the year were 3Com Corporation, Handspring, Inc., and Sabre Holdings Corporation.

NEAR TERM CONCERN, LONG TERM OPTIMISM

While we believe that many stock prices already reflect the current market environment, we think earnings estimates remain too high for the sector. As a result, we remain concerned about the near term despite improved valuations. Given this environment, we are focusing on constructing the portfolio on a stock-by-stock basis. In particular, we continue to find attractively priced stocks in high-growth subsectors such as communications and software, where slower growth appears to be more fully discounted.

Long term, our favorable outlook is unwavering. However, we believe the days of simply buying a basket of technology stocks and earning strong absolute returns are behind us. As a result, stock selection will become increasingly important. Since the members of our technology team are all analysts at heart, a shift from speculation toward a renewed focus on fundamental analysis plays to our strengths. We remain prepared and well positioned to take advantage of changes within the equity markets over both the near term and the long term.

Sincerely,

The Global Technology Portfolio Management Team
Wellington Management Company, LLP

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The return has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized.

[CLOCK]
SERIES T (TECHNOLOGY SERIES)
February 15, 2001

                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 2000(1)

                       Since Inception
                           (5-1-00)
Series T                   (38.70%)

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return has been calculated from May 1, 2000 (date of inception) to December 31, 2000 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                           SERIES T VS. S&P 500 INDEX
                        & GOLDMAN SACHS TECHNOLOGY INDEX

                                    [GRAPH]

                   SBL E SERIES    S&P 500 INDEX   GOLDMAN SACHS TECH INDEX

           DATE        VALUE            VALUE              VALUE
          5/1/00      10,000           10,000              10,000
         6/30/00      10,240           10,036               9,990
         9/30/00       9,190            9,939               9,018
        12/31/00       6,130            9,161               5,877

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series T (Technology Series) on May 1, 2000 and reflects the fees and expenses of Series
T. On December 31, 2000 the value of the investment (assuming reinvestment of all dividends and distributions) would have declined to $6,130. By comparison, the same $10,000 investment would have declined to $5,877 based on the Goldman Sachs Technology Index and $9,161 based on the S&P 500 Index's performance.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

SERIES T (TECHNOLOGY)

                                         NUMBER        MARKET
COMMON STOCKS                           OF SHARES       VALUE
-------------                           ---------      ------



APPLICATION SOFTWARE - 14.9%
Agile Software Corporation* ...........    6,800     $  335,750
E.Piphany, Inc* .......................    3,100        167,206
I12 Technologies* .....................    5,400        293,625
Macromedia, Inc.* .....................    9,600        583,200
Rational Software Corporation* ........   18,300        712,556
Verity, Inc.* .........................   12,500        300,781
                                                     ----------
                                                      2,393,118

COMPUTER HARDWARE - 11.7%
Dell Computer Corporation* ............   25,000        437,500
Handspring, Inc.* .....................    3,700        144,069
Hewlett-Packard Company ...............   10,300        325,094
International Business Machines
   Corporation ........................   11,400        969,000
                                                     ----------
                                                      1,875,663

COMPUTER STORAGE & PERIPHERALS - 2.5%
Quantum Corporation - Hard Disk
   Drive* .............................   50,600        404,800

DATA PROCESSING SERVICES - 5.5%
First Data Corporation ................    8,000        421,500
Sabre Group Holdings ..................   10,800        465,750
                                                     ----------
                                                        887,250

IT CONSULTING & SERVICES - 6.4%
Ceridian Corporation* .................   26,300        524,356
Electronic Data Systems, Inc. .........    1,400         80,850
Sungard Data Systems* .................    8,700        409,988
                                                     ----------
                                                      1,015,194

INTERNET SOFTWARE & SERVICES - 8.5%
America Online, Inc.* .................    4,100        142,680
Exodus Communications, Inc.* ..........   18,800        376,000
VeriSign, Inc.* .......................    7,005        519,793
Vignette Corporation* .................   17,800        320,400
                                                     ----------
                                                      1,358,873

NETWORKING EQUIPMENT - 11.5%
Cisco Systems, Inc.* ..................   34,200      1,308,150
Juniper Networks, Inc.* ...............    2,800        352,975
Reback Networks* ......................    4,300        176,300
                                                     ----------
                                                      1,837,425

SEMICONDUCTOR EQUIPMENT - 3.8%
Credence Systems Corporation* .........    7,000        161,000
Teradyne, Inc.* .......................    5,500        204,875
Ultratech Stepper, Inc.* ..............    9,600        248,400
                                                     ----------
                                                        614,275

SEMICONDUCTORS - 8.1%
Intel Corporation .....................   15,400        465,850
Micron Technology, Inc.* ..............   15,700        557,350
OmniVision Technologies, Inc.* ........   21,800         70,850
SDL, Inc.* ............................    1,400        207,462
                                                     ----------
                                                      1,301,512

SYSTEMS SOFTWARE - 8.5%
Microsoft Corporation* ................   26,800      1,165,800
Oracle Corporation* ...................    6,900        200,531
                                                    -----------
                                                      1,366,331

TELECOMMUNICATIONS EQUIPMENT - 15.1%
Ciena Corporation* ....................    5,700        463,838
Corning, Inc. .........................    6,400        338,000
Finisar Corporation* ..................   13,400        388,600
Research In Motion, Ltd.* .............    7,500        603,750
Sonus Network, Inc.* ..................   24,600        621,150
                                                    -----------
                                                      2,415,338
                                                    -----------
   Total common stocks - 96.5% ........              15,469,779


FOREIGN STOCKS

TAIWAN - 1.0%
United Microelectronics
   Corporation* .......................   18,600        153,450


REPURCHASE AGREEMENT - 3.3%
State Street, 4.25% - 01-02-01
   (Collateralized by FNMA,
   6.03% - 2001, with a value
   of $535,000) ....................... $533,316        533,316
                                                    -----------

   Total investments - 100.8% .........              16,156,545
   Liabilities, less cash and other
    assets - (0.8%) ...................                (121,752)
                                                    -----------
   Total net assets - 100.0% ..........             $16,034,793
                                                    ===========

The identified cost of investments owned at December 31, 2000 was $22,228,754 for federal income tax purposes.

* Non-income producing security

                             See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                     SERIES B           SERIES C                         SERIES E
                                                     SERIES A       (LARGE CAP          (MONEY         SERIES D       (DIVERSIFIED
                                                     (EQUITY)         VALUE)            MARKET)        (GLOBAL)          INCOME)
                                                  --------------  --------------     ------------    ------------      ------------

ASSETS
Investments, at value(1) .......................  $1,000,366,715    $672,018,719     $116,989,111    $565,963,241     $119,499,628
Cash ...........................................       1,097,061      13,871,542          120,500         326,031        1,337,140
Receivables:
   Fund shares sold ............................         294,310         268,058        3,085,233         228,727          116,694
   Securities sold .............................      10,951,985              --          163,724       2,244,360               --
   Interest ....................................           4,936           6,037          324,413              --        1,764,659
   Dividends ...................................         789,832         473,380               --         505,095               --
Foreign taxes recoverable ......................              --              --               --         148,229               --
Prepaid expenses ...............................          51,143          41,780            5,259          26,683            2,856
                                                  --------------  --------------     ------------    ------------     ------------
   Total assets ................................   1,013,555,982     686,679,516      120,688,240     569,442,366      122,720,977
                                                  --------------  --------------     ------------    ------------     ------------

LIABILITIES
Cash overdraft, denominated in a
   foreign currency, at value(2) ...............  $           --  $           --     $         --    $    742,975     $         --
Payable for:
   Securities purchased ........................       5,631,856              --               --         576,857               --
   Fund shares redeemed ........................       2,186,864       1,711,275        1,245,527       1,572,656          476,330
   Management fees .............................         648,174         430,393           51,592         468,531           77,260
   Custodian fees ..............................          13,204           7,144            2,526          30,000            3,400
   Transfer and administration fees ............          39,498          26,404            5,214          68,530            5,144
   Professional fees ...........................          33,500          22,000            5,800          13,777            7,800
   Other .......................................          34,500          23,000            5,550          18,850            4,500
                                                  --------------  --------------     ------------    ------------     ------------
     Total liabilities .........................       8,587,596       2,220,216        1,316,209       3,492,176          574,434
                                                  --------------  --------------     ------------    ------------     ------------
NET ASSETS .....................................  $1,004,968,386  $  684,459,300     $119,372,031    $565,950,190     $122,146,543
                                                  ==============  ==============     ============    ============     ============
NET ASSETS CONSIST OF:
Paid in capital ................................  $  639,048,025  $  876,574,207     $112,106,743    $405,468,716     $135,746,259
Accumulated undistributed net
   investment income (loss) ....................       1,762,351       7,656,292        7,263,658        (381,647)       7,876,662
Accumulated undistributed net realized
   gain (loss) on sale of investments, futures
   and foreign currency transactions ...........     105,640,791    (223,597,969)              --      77,803,976      (21,864,244)
Net unrealized appreciation in value of
   investments, futures and translation of
   assets and liabilities in foreign currency ..     258,517,219      23,826,770            1,630      83,059,145
                                                                                                                           387,866
                                                  --------------  --------------     ------------    ------------     ------------
     Total net assets ..........................  $1,004,968,386  $  684,459,300     $119,372,031    $565,950,190     $122,146,543
                                                  ==============  ==============     ============    ============     ============

Capital shares authorized ......................      indefinite      indefinite       indefinite      indefinite       indefinite
Capital shares outstanding .....................      35,257,899      34,348,844        9,404,124      66,633,513       10,744,885

Net asset value per share (net assets
   divided by shares outstanding) ..............  $        28.50  $        19.93     $      12.69    $       8.49     $      11.37
                                                  ==============  ==============     ============    ============     ============

(1) Investments, at cost .......................  $  741,849,496  $  648,191,949     $116,987,481    $482,904,131     $119,111,762
(2) Cash overdraft denominated in a
      foreign currency, at cost ................              --              --               --        (743,678)              --

                             See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                                                     SERIES K
                                                     SERIES G         SERIES H                        SERIES J        (GLOBAL
                                                    (LARGE CAP       (ENHANCED        SERIES I        (MID CAP       STRATEGIC
                                                      GROWTH)          INDEX)      (INTERNATIONAL)     GROWTH)        INCOME)
                                                    ------------    ------------   ---------------  ------------   ------------

ASSETS
Investments, at value(1) .........................   $ 12,593,366    $ 42,875,914    $ 19,086,315    $604,917,613   $ 10,857,396
Cash .............................................             --       3,185,093          16,301       3,086,903         40,278
Cash denominated in a foreign
   currency, at value(2) .........................             --              --          30,641              --             --
Unrealized appreciation on forward
     foreign exchange contracts ..................             --              --           6,712              --          3,607
Receivables:
   Fund shares sold ..............................         22,211          36,262           3,590         536,931          2,543
   Securities sold ...............................             --          14,669         185,124              --         59,325
   Interest ......................................             --           9,814           2,219           4,872        228,853
   Dividends .....................................          6,188          33,399           4,581         118,837             --
   Variation margin ..............................             --              --              --              --            350
Foreign taxes recoverable ........................             --              --          13,289              --          3,438
Prepaid expenses .................................             79             828          12,083          12,039            272
                                                     ------------    ------------    ------------    ------------   ------------
     Total assets ................................     12,621,844      46,155,979      19,360,855     608,677,195     11,196,062
                                                     ------------    ------------    ------------    ------------   ------------

LIABILITIES
Cash overdraft ...................................   $        127    $         --    $         --    $         --   $         --
Cash overdraft, denominated in a
   foreign currency, at value(2) .................             --              --              --              --         32,265
Unrealized depreciation on forward
   foreign exchange contracts ....................             --              --           1,581              --         93,921
Payable for:
   Securities purchased ..........................        459,361          99,479       1,217,025         708,309         45,690
   Fund shares redeemed ..........................          6,916         113,627           7,311       1,023,319         24,457
   Written options ...............................             --              --          15,525       2,774,191          1,492
   Variation margin ..............................             --          74,178              --              --             --
   Management fee ................................         10,367          29,348          16,288         371,001          6,948
   Custodian fees ................................          1,023           9,643          21,000          21,060          2,269
   Transfer and administration fees ..............          1,146           3,774           4,687          22,821          5,804
   Professional fees .............................          3,300           4,500           5,300          14,500          5,300
   Other .........................................            300           1,205             970          27,686            475
                                                     ------------    ------------    ------------    ------------   ------------
     Total liabilities ...........................        482,540         335,754       1,289,687       4,962,887        218,621
                                                     ------------    ------------    ------------    ------------   ------------
NET ASSETS .......................................   $ 12,139,304    $ 45,820,225    $ 18,071,168    $603,714,308   $ 10,977,441
                                                     ============    ============    ============    ============   ============
NET ASSETS CONSIST OF:
Paid in capital ..................................   $ 14,920,867    $ 48,737,764    $ 19,386,092    $374,974,333   $ 11,410,746
Accumulated undistributed net
   investment income (loss) ......................             --         183,855         (33,372)             --        756,320
Accumulated undistributed net realized
   gain (loss) on sale of investments, futures,
   options written and foreign
   currency transactions .........................        (97,621)     (1,066,383)     (1,177,863)     74,318,509       (541,228)
Net unrealized appreciation (depreciation) in
   value of investments, futures, options
   written and translation of assets and
   liabilities in foreign currency ...............     (2,683,942)     (2,035,011)       (103,689)    154,421,466       (648,397)
                                                     ------------    ------------    ------------    ------------   ------------
     Total net assets ............................   $ 12,139,304    $ 45,820,225    $ 18,071,168    $603,714,308   $ 10,977,441
                                                     ============    ============    ============    ============   ============

Capital shares authorized ........................     indefinite      indefinite      indefinite      indefinite     indefinite
Capital shares outstanding .......................      1,521,209       4,604,269       1,746,292      18,397,116      1,100,252

Net asset value per share (net assets
   divided by shares outstanding) ................   $       7.98    $       9.95    $      10.35    $      32.82   $       9.98
                                                     ============    ============    ============    ============   ============

(1) Investments, at cost .........................   $ 15,277,308    $ 44,718,595    $ 19,187,651    $451,038,410   $ 11,418,180
(2) Cash (overdraft) denominated in a
    foreign currency, at cost ....................             --              --          30,759              --        (31,829)

                            See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                                        SERIES L           SERIES M          SERIES N          SERIES O
                                                        (CAPITAL         (GLOBAL TOTAL    (MANAGED ASSET       (EQUITY
                                                         GROWTH)            RETURN)         ALLOCATION)        INCOME)
                                                       ------------      -------------    --------------    ------------

ASSETS
Investments, at value(1) .........................     $ 18,476,756      $ 33,559,563      $ 88,070,281     $178,583,203
Cash .............................................               --             1,960                --          140,345
Cash denominated in a foreign
  currency, at value(2) ..........................               --            61,708            23,733               --
Unrealized appreciation on forward
  foreign exchange contracts .....................               --            48,050                --               --
Receivables:
  Fund shares sold ...............................           63,866            14,560            63,266           70,249
  Securities sold ................................           74,756           266,612           658,532          321,473
  Interest .......................................               --           134,410           508,641           51,540
  Dividends ......................................            3,235            16,732            34,704          249,846
  Variation margin ...............................               --            91,311                --               --
Foreign taxes recoverable ........................               --            15,479            10,141               --
Prepaid expenses .................................               97             2,583             4,899            4,374
                                                       ------------      ------------      ------------     ------------
     Total assets ................................       18,618,710        34,212,968        89,374,197      179,421,030
                                                       ------------      ------------      ------------     ------------

LIABILITIES
Cash overdraft ...................................     $         37      $         --      $     33,848     $         --
Unrealized depreciation on forward
  foreign exchange contracts .....................               --            72,287                --               --
Payable for:
  Securities purchased ...........................          549,568           450,836           484,750           70,852
  Fund shares redeemed ...........................           25,375            86,735           172,320          417,413
  Written options ................................               --             4,834                --               --
  Variation margin ...............................               --            17,317                --               --
  Management fees ................................           15,119            28,340            74,666          147,351
  Custodian fees .................................            1,500            12,723             5,718            5,500
  Transfer and administration fees ...............            1,583             6,660            11,284            7,235
  Professional fees ..............................            4,607             5,369             7,700           10,300
  Other ..........................................              382               450             3,142            6,599
                                                       ------------      ------------      ------------     ------------
     Total liabilities ...........................          598,171           685,551           793,428          665,250
                                                       ------------      ------------      ------------     ------------
NET ASSETS .......................................     $ 18,020,539      $ 33,527,417      $ 88,580,769     $178,755,780
                                                       ============      ============      ============     ============
NET ASSETS CONSIST OF:
Paid in capital ..................................     $ 21,794,206      $ 34,226,062      $ 73,392,088     $149,430,037
Accumulated undistributed net
  investment income (loss) .......................               --         1,013,842         1,894,132        2,967,648
Accumulated undistributed net realized
  gain (loss) on sale of investments, futures
  and foreign currency transactions ..............         (796,309)       (1,436,327)        6,732,569       14,922,662
Net unrealized appreciation (depreciation)
  in value of investments, futures, options
  written and translation of assets and
  liabilities in foreign currency ................       (2,977,358)         (276,160)        6,561,980       11,435,433
                                                       ------------      ------------      ------------     ------------
     Total net assets ............................     $ 18,020,539      $ 33,527,417      $ 88,580,769     $178,755,780
                                                       ============      ============      ============     ============

Capital shares authorized ........................       indefinite        indefinite        indefinite       indefinite
Capital shares outstanding .......................        2,239,036         3,205,246         5,509,883       10,121,421

Net asset value per share (net assets
  divided by shares outstanding) .................     $       8.05      $      10.46      $      16.08     $      17.66
                                                       ============      ============      ============     ============

(1) Investments, at cost .........................     $ 21,454,114      $ 33,629,245      $ 81,508,545     $167,147,770
(2) Cash denominated in a foreign
    currency, at cost ............................               --            61,813            23,701               --

                             See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                                                        SERIES Q          SERIES S
                                                       SERIES P        (SMALL CAP         (SOCIAL         SERIES T
                                                     (HIGH YIELD)         VALUE)         AWARENESS)     (TECHNOLOGY)
                                                    ------------      ------------     ------------     ------------

ASSETS
Investments, at value(1) ......................     $ 21,047,631      $ 10,510,261     $207,622,700     $ 16,156,545
Cash ..........................................        1,079,113             2,662        1,175,143          146,259
Receivables:
  Fund shares sold ............................           11,679            15,343          137,987          116,799
  Securities sold .............................               --           282,290               --           45,148
  Interest ....................................          504,309                --            4,232               --
  Dividends ...................................              308               335          104,887              912
Prepaid expenses ..............................              462                82           13,873              129
                                                    ------------      ------------     ------------     ------------
     Total assets .............................       22,643,502        10,810,973      209,058,822       16,465,792
                                                    ------------      ------------     ------------     ------------

LIABILITIES
Payable for:
  Securities purchased ........................     $         --      $    350,066     $         --     $    360,386
  Fund shares redeemed ........................            6,397               266          185,554           44,512
  Written options .............................               --            20,687               --               --
  Management fees .............................           13,851             8,027          135,173           14,084
  Custodian fees ..............................              798                --            2,165            4,843
  Transfer and administration fees ............            1,058               930            8,647            3,366
  Professional fees ...........................            4,500             4,000           10,300            3,300
  Other .......................................            1,243               268            7,725              508
                                                    ------------      ------------     ------------     ------------
     Total liabilities ........................           27,847           384,244          349,564          430,999
                                                    ------------      ------------     ------------     ------------
NET ASSETS ....................................     $ 22,615,655      $ 10,426,729     $208,709,258     $ 16,034,793
                                                    ============      ============     ============     ============
NET ASSETS CONSIST OF:
Paid in capital ...............................     $ 26,068,144      $  9,730,139     $160,547,558     $ 24,714,131
Accumulated undistributed net
  investment income (loss) ....................          152,357                --               --               --
Accumulated undistributed net realized
  gain (loss) on sale of investments
  and options written .........................         (470,096)           99,941       10,988,544       (3,138,630)
Net unrealized appreciation (depreciation)
  in value of investments
  and options written .........................       (3,134,750)          596,649       37,173,156       (5,540,708)
                                                    ------------      ------------     ------------     ------------
     Total net assets .........................     $ 22,615,655      $ 10,426,729     $208,709,258     $ 16,034,793
                                                    ============      ============     ============     ============

Capital shares authorized .....................       indefinite        indefinite       indefinite       indefinite
Capital shares outstanding ....................        1,587,298           971,339        7,555,160        2,615,201

Net asset value per share (net assets
  divided by shares outstanding) ..............     $      14.25      $      10.74     $      27.62     $       6.13
                                                    ============      ============     ============     ============

(1) Investments, at cost ......................     $ 24,182,381      $  9,907,892     $170,449,544     $ 21,697,253

                             See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                              SERIES W
                                                          SERIES V          (MAIN STREET        SERIES X
                                                          (MID CAP            GROWTH &         (SMALL CAP           SERIES Y
                                                            VALUE)           INCOME(R))          GROWTH)          (SELECT 25)
                                                         -------------     -------------      -------------      -------------

ASSETS
Investments, at value(1) ...........................     $ 114,269,638     $  28,020,521      $ 110,092,542      $  64,319,062
Cash ...............................................         1,302,203            83,128         11,487,503            769,844
Receivables:
  Fund shares sold .................................           269,324            68,729            136,574             41,945
  Securities sold ..................................                --            98,157          3,277,245                 --
  Interest .........................................             4,010                --             63,431              2,688
  Dividends ........................................           104,266            15,734              3,779             25,036
Prepaid expenses ...................................             1,377               170              2,031              1,208
                                                         -------------     -------------      -------------      -------------
     Total assets ..................................       115,950,818        28,286,439        125,063,105         65,159,783
                                                         -------------     -------------      -------------      -------------

LIABILITIES
Cash overdraft, denominated in a
  foreign currency, at value(2) ....................     $          --     $      30,399      $          --      $          --
Payable for:
  Securities purchased .............................                --         1,449,831          9,894,410                 --
  Fund shares redeemed .............................           101,748           140,456            767,201             93,657
  Written options ..................................           214,462                --                 --                 --
  Management fees ..................................            69,004            21,340             95,079             41,794
  Custodian fees ...................................             2,754               201              6,173              1,084
  Transfer and administration fees .................             4,429             2,148              8,865              5,290
  Professional fees ................................             4,500             3,300              6,700              4,500
  Other ............................................             3,275               562              1,975              2,025
                                                         -------------     -------------      -------------      -------------
     Total liabilities .............................           400,172         1,648,237         10,780,403            148,350
                                                         -------------     -------------      -------------      -------------
NET ASSETS .........................................     $ 115,550,646     $  26,638,202      $ 114,282,702      $  65,011,433
                                                         =============     =============      =============      =============
NET ASSETS CONSIST OF:
Paid in capital ....................................     $  89,768,585     $  29,200,497      $ 127,379,150      $  70,951,330
Accumulated undistributed net
  investment income (loss) .........................           410,677                --                 --                 --
Accumulated undistributed net realized gain
  (loss) on sale of investments, options written
  and foreign currency transactions ................         4,842,337          (174,005)       (25,471,017)        (7,367,891)
Net unrealized appreciation (depreciation)
  in value of investments, options written
  and translation of assets and liabilities
  in foreign currency ..............................        20,529,047        (2,388,290)        12,374,569          1,427,994
                                                         -------------     -------------      -------------      -------------
     Total net assets ..............................     $ 115,550,646     $  26,638,202      $ 114,282,702      $  65,011,433
                                                         =============     =============      =============      =============

Capital shares authorized ..........................        indefinite        indefinite         indefinite         indefinite
Capital shares outstanding .........................         5,206,700         2,954,915          6,511,375          6,261,759

Net asset value per share (net assets
  divided by shares outstanding) ...................     $       22.19     $        9.01      $       17.55      $       10.38
                                                         =============     =============      =============      =============

(1) Investments, at cost ...........................     $  93,757,460     $  30,408,800      $  97,717,973      $  62,891,068
(2) Cash overdraft denominated in a foreign
    currency, at cost ..............................                --           (30,399)                --                 --

                             See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                    SERIES B         SERIES C                         SERIES E
                                                    SERIES A       (LARGE CAP         (MONEY         SERIES D       (DIVERSIFIED
                                                    (EQUITY)         VALUE)           MARKET)        (GLOBAL)          INCOME)
                                                 -------------    -------------    -------------   -------------    -------------

INVESTMENT INCOME:
   Dividends ................................... $  11,136,542    $  13,395,822    $          --   $   6,095,796    $      24,438
   Interest ....................................       713,585        1,617,429        8,061,772       1,041,436        8,941,843
                                                 -------------    -------------    -------------   -------------    -------------
                                                    11,850,127       15,013,251        8,061,772       7,137,232        8,966,281
   Less: Foreign tax expense ...................            --               --               --        (475,377)              --
                                                 -------------    -------------    -------------   -------------    -------------
     Total investment income ...................    11,850,127       15,013,251        8,061,772       6,661,855        8,966,281

EXPENSES:
   Management fees .............................     9,018,614        5,925,617          632,612       5,908,788          913,173
   Custodian fees ..............................        41,897           36,076            7,299         233,968           10,458
   Transfer/maintenance fees ...................         6,542            5,997            6,131           6,145            5,209
   Administration fees .........................       541,114          355,535           56,935         852,654           54,790
   Marketing fees paid indirectly ..............        77,990           81,158               --              --               --
   Directors' fees .............................        19,506           16,037            2,010          10,169            2,002
   Professional fees ...........................        41,816           28,026            7,757          19,500           10,240
   Reports to shareholders .....................       162,282          108,773           18,404          84,527           25,197
   Registration fees ...........................            --               --               --             188               --
   Other expenses ..............................        37,352           32,457            4,386          11,584            4,434
                                                 -------------    -------------    -------------   -------------    -------------
     Total expenses ............................     9,947,113        6,589,676          735,534       7,127,523        1,025,503
     Less: Fees paid indirectly ................       (77,990)         (81,158)              --              --               --
                                                 -------------    -------------    -------------   -------------    -------------
     Net expenses ..............................     9,869,123        6,508,518          735,534       7,127,523        1,025,503
                                                 -------------    -------------    -------------   -------------    -------------
     Net investment income (loss) ..............     1,981,004        8,504,733        7,326,238        (465,668)       7,940,778

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments .................................   110,427,079     (200,093,627)              --      80,167,157       (8,940,820)
   Futures .....................................    (4,240,544)              --               --              --               --
   Foreign currency transactions ...............            --               --               --      (1,105,023)              --
                                                 -------------    -------------    -------------   -------------    -------------
     Net realized gain (loss) ..................   106,186,535     (200,093,627)              --      79,062,134       (8,940,820)

Net change in unrealized appreciation
   (depreciation) during the period on:
   Investments .................................  (266,496,879)     116,526,205           31,302     (60,005,622)      10,788,775
   Futures .....................................      (343,717)              --               --              --               --
   Translation of assets and liabilities in
     foreign currencies ........................            --               --               --          19,098               --
                                                 -------------    -------------    -------------   -------------    -------------
   Net unrealized appreciation (depreciation) ..  (266,840,596)     116,526,205           31,302     (59,986,524)
                                                                                                                       10,788,775
                                                 -------------    -------------    -------------   -------------    -------------
     Net gain (loss) ...........................  (160,654,061)     (83,567,422)          31,302      19,075,610        1,847,955
                                                 -------------    -------------    -------------   -------------    -------------
        Net increase (decrease) in net
        assets resulting from operations ....... ($158,673,057)   ($ 75,062,689)   $   7,357,540   $  18,609,942    $   9,788,733
                                                 =============    =============    =============   =============    =============

                             See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000,
EXCEPT AS NOTED.

                                                                                                                        SERIES K
                                                       SERIES G*        SERIES H                       SERIES J         (GLOBAL
                                                      (LARGE CAP       (ENHANCED        SERIES I       (MID CAP        STRATEGIC
                                                        GROWTH)          INDEX)     (INTERNATIONAL)     GROWTH)         INCOME)
                                                     ------------    ------------   ---------------  ------------    ------------

INVESTMENT INCOME:
   Dividends .....................................   $     26,856    $    400,091    $    191,721    $  1,812,724    $         --
   Interest ......................................         19,741         214,582          32,985         709,970       1,068,099
                                                     ------------    ------------    ------------    ------------    ------------
                                                           46,597         614,673         224,706       2,522,694       1,068,099
   Less: Foreign tax expense .....................             --              --         (21,755)             --              --
                                                     ------------    ------------    ------------    ------------    ------------
     Total investment income .....................         46,597         614,673         202,951       2,522,694       1,068,099

EXPENSES:
   Management fees ...............................         62,061         303,915         177,096       4,237,059          84,203
   Custodian fees ................................          5,608          31,962         150,128          40,536          32,729
   Transfer/maintenance fees .....................          1,070           2,256           2,371           5,568           4,059
   Administration fees ...........................          5,586          36,470          45,995         254,222          65,052
   Marketing fees paid indirectly ................             --              --              --          30,822              --
   Directors' fees ...............................            137             684             299          10,367             188
   Professional fees .............................          4,286           6,432           8,104          18,739           7,111
   Reports to shareholders .......................            496           5,727           2,641          93,924           4,064
   Registration fees .............................             --           2,640           1,535              --             220
   Other expenses ................................             25             332             137           9,215             352
                                                     ------------    ------------    ------------    ------------    ------------
     Total expenses ..............................         79,269         390,418         388,306       4,700,452         197,978
     Less: Reimbursement of expenses .............             --              --         (21,952)             --              --
           Earnings credits applied ..............         (3,409)             --          (5,267)             --              --
           Fees paid indirectly ..................             --              --              --         (30,822)             --
                                                     ------------    ------------    ------------    ------------    ------------
     Net expenses ................................         75,860         390,418         361,087       4,669,630         197,978
                                                     ------------    ------------    ------------    ------------    ------------
     Net investment income (loss) ................        (29,263)        224,255        (158,136)     (2,146,936)        870,121

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments ...................................        (97,621)       (419,105)     (1,055,542)     72,966,699        (401,908)
   Futures .......................................             --        (516,760)       (117,245)       (722,110)        (12,137)
   Options written ...............................             --              --        (263,947)      5,214,791              --
   Foreign currency transactions .................             --              --         107,968              --         270,815
                                                     ------------    ------------    ------------    ------------    ------------
     Net realized gain (loss) ....................        (97,621)       (935,865)     (1,328,766)     77,459,380        (143,230)

Net change in unrealized appreciation
   (depreciation) during the period on:
   Investments ...................................     (2,683,942)     (3,819,787)     (2,362,942)       (160,745)       (191,770)
   Futures .......................................             --        (311,589)            473        (868,725)         (2,541)
   Options written ...............................             --              --              --         542,263            (808)
   Translation of assets and liabilities in
     foreign currencies ..........................             --              --              --              --        (112,902)
                                                     ------------    ------------    ------------    ------------    ------------
   Net unrealized appreciation (depreciation) ....     (2,683,942)     (4,131,376)     (2,362,469)       (487,207)       (308,021)
                                                     ------------    ------------    ------------    ------------    ------------
     Net gain (loss) .............................     (2,781,563)     (5,067,241)     (3,691,235)     76,972,173        (451,251)
                                                     ------------    ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets
        resulting from operations ................   ($ 2,810,826)   ($ 4,842,986)   ($ 3,849,371)   $ 74,825,237    $    418,870
                                                     ============    ============    ============    ============    ============

* Period May 1, 2000 (inception) through December 31, 2000.



                             See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000,
EXCEPT AS NOTED.


                                                     SERIES L*        SERIES M         SERIES N        SERIES O
                                                     (CAPITAL      (GLOBAL TOTAL   (MANAGED ASSET      (EQUITY
                                                      GROWTH)          RETURN)       ALLOCATION)       INCOME)
                                                    ------------   -------------    ------------    ------------

INVESTMENT INCOME:
  Dividends .....................................   $     39,609    $    352,647    $    726,679    $  4,875,748
  Interest ......................................         31,977         662,886       2,598,051         115,061
                                                    ------------    ------------    ------------    ------------
                                                          71,586       1,015,533       3,324,730       4,990,809
  Less: Foreign tax expense .....................             --         (29,275)        (25,917)         (2,692)
                                                    ------------    ------------    ------------    ------------
     Total investment income ....................         71,586         986,258       3,298,813       4,988,117

EXPENSES:
  Management fees ...............................         86,229         378,374         925,290       1,754,150
  Custodian fees ................................          6,819          74,921          66,229          34,390
  Transfer/maintenance fees .....................          1,148           4,072           4,639           6,541
  Administration fees ...........................          7,761          77,027         134,166          78,936
  Directors' fees ...............................            186             620           1,500           2,836
  Professional fees .............................          5,593           7,300          10,067          12,321
  Reports to shareholders .......................            625           7,237          14,515          39,278
  Registration fees .............................             --             220             215             215
  Other expenses ................................             32           1,243           2,471           5,885
                                                    ------------    ------------    ------------    ------------
     Total expenses .............................        108,393         551,014       1,159,092       1,934,552
                                                    ------------    ------------    ------------    ------------
     Net investment income (loss) ...............        (36,807)        435,244       2,139,721       3,053,565

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ...................................       (759,502)         50,765       6,763,268      15,114,587
  Futures .......................................             --        (666,339)             --              --
  Foreign currency transactions .................             --        (193,995)       (160,717)        (14,439)
                                                    ------------    ------------    ------------    ------------
     Net realized gain (loss) ...................       (759,502)       (809,569)      6,602,551      15,100,148

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ...................................     (2,977,358)     (3,606,142)     (9,565,519)        302,415
  Futures .......................................             --        (109,505)             --              --
  Options written ...............................             --          (2,617)             --              --
  Translation of assets and liabilities in
     foreign currencies .........................             --        (142,395)            715              21
                                                    ------------    ------------    ------------    ------------
  Net unrealized appreciation (depreciation) ....     (2,977,358)     (3,860,659)     (9,564,804)        302,436
                                                    ------------    ------------    ------------    ------------
     Net gain (loss) ............................     (3,736,860)     (4,670,228)     (2,962,253)     15,402,584
                                                    ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets
        resulting from operations ...............   ($ 3,773,667)   ($ 4,234,984)   ($   822,532)   $ 18,456,149
                                                    ============    ============    ============    ============

* Period May 1, 2000 (inception) through December 31, 2000.

                             See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000,
EXCEPT AS NOTED.


                                                                       SERIES Q*        SERIES S
                                                       SERIES P       (SMALL CAP        (SOCIAL       SERIES T*
                                                     (HIGH YIELD)       VALUE)         AWARENESS)    (TECHNOLOGY)
                                                     ------------    ------------    ------------    ------------

INVESTMENT INCOME:
  Dividends ......................................   $     11,286    $     26,292    $  1,611,052    $      6,514
  Interest .......................................      1,813,250          14,108         234,385          18,479
                                                     ------------    ------------    ------------    ------------
     Total investment income .....................      1,824,536          40,400       1,845,437          24,993

EXPENSES:
  Management fees ................................        152,820          49,379       1,777,162          96,443
  Custodian fees .................................          2,365          13,104           7,359          18,253
  Transfer/maintenance fees ......................          1,859           1,088           5,605           1,290
  Administration fees ............................          9,169           4,444         106,629          24,340
  Marketing fees paid indirectly .................             --              --           2,790              --
  Directors' fees ................................            345             100           4,041             210
  Professional fees ..............................          6,671           4,986          16,534           4,310
  Reports to shareholders ........................          3,923             468          37,013             858
  Registration fees ..............................             --              --             (99)            215
  Other expenses .................................            494              18           7,182              44
                                                     ------------    ------------    ------------    ------------
     Total expenses ..............................        177,646          73,587       1,964,216         145,963
     Less: Fees paid indirectly ..................             --              --          (2,790)             --
           Earnings credits applied ..............             --         (13,104)             --          (1,951)
                                                     ------------    ------------    ------------    ------------
     Net expenses ................................        177,646          60,483       1,961,426         144,012
                                                     ------------    ------------    ------------    ------------
     Net investment income (loss) ................      1,646,890         (20,083)       (115,989)       (119,019)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ....................................       (469,221)         86,970      12,424,261      (3,138,630)
  Options written ................................             --          33,054              --              --
                                                     ------------    ------------    ------------    ------------
     Net realized gain (loss) ....................       (469,221)        120,024      12,424,261      (3,138,630)

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ....................................     (1,484,124)        602,369     (43,851,206)     (5,540,708)
  Options written ................................             --          (5,720)             --              --
                                                     ------------    ------------    ------------    ------------
  Net unrealized appreciation (depreciation) .....     (1,484,124)        596,649     (43,851,206)
                                                                                                       (5,540,708)
                                                     ------------    ------------    ------------    ------------
     Net gain (loss) .............................     (1,953,345)        716,673     (31,426,945)     (8,679,338)
                                                     ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets
        resulting from operations ................   ($   306,455)   $    696,590    ($31,542,934)   ($ 8,798,357)
                                                     ============    ============    ============    ============

* Period May 1, 2000 (inception) through December 31, 2000.


                             See accompanying notes.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000,
EXCEPT AS NOTED.

                                                                      SERIES W*
                                                       SERIES V     (MAIN STREET      SERIES X
                                                       (MID CAP       GROWTH &       (SMALL CAP        SERIES Y
                                                        VALUE)        INCOME(R))       GROWTH)       (SELECT 25)
                                                     ------------   ------------    ------------    ------------

INVESTMENT INCOME:
  Dividends ......................................   $    833,106   $    104,385    $    689,133    $    245,179
  Interest .......................................        200,899         53,618          54,306         206,193
                                                     ------------   ------------    ------------    ------------
     Total investment income .....................      1,034,005        158,003         743,439         451,372

EXPENSES:
  Management fees ................................        559,045        120,918       1,082,766         469,162
  Custodian fees .................................          7,335         10,212          17,466           5,648
  Transfer/maintenance fees ......................          2,558          1,201           2,460           2,448
  Administration fees ............................         33,542         10,883          97,448          56,299
  Marketing fees paid indirectly .................             --             --              --           2,622
  Directors' fees ................................          1,439            256           2,078           1,219
  Professional fees ..............................          6,696          4,286           9,190           6,448
  Reports to shareholders ........................         11,144            949          11,265           9,685
  Registration fees ..............................          1,086             --              --             660
  Other expenses .................................            483             52             828             471
                                                     ------------   ------------    ------------    ------------
     Total expenses ..............................        623,328        148,757       1,223,501         554,662
     Less: Fees paid indirectly ..................             --             --              --          (2,622)
           Earnings credits applied ..............             --         (7,999)             --              --
                                                     ------------   ------------    ------------    ------------
     Net expenses ................................        623,328        140,758       1,223,501         552,040
                                                     ------------   ------------    ------------    ------------
     Net investment income (loss) ................        410,677         17,245        (480,062)       (100,668)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
  Investments ....................................      4,503,374       (174,005)    (25,471,017)     (7,022,578)
  Options written ................................        369,093             --              --              --
  Foreign currency transactions ..................             --             60              --              --
                                                     ------------   ------------    ------------    ------------
     Net realized gain (loss) ....................      4,872,467       (173,945)    (25,471,017)     (7,022,578)

Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ....................................     16,260,901     (2,388,279)        612,408      (2,971,335)
  Options written ................................         16,869             --              --              --
  Translation of assets and liabilities in
     foreign currencies ..........................             --            (11)             --              --
                                                     ------------   ------------    ------------    ------------
  Net unrealized appreciation (depreciation) .....     16,277,770     (2,388,290)        612,408
                                                                                                      (2,971,335)
                                                     ------------   ------------    ------------    ------------
     Net gain (loss) .............................     21,150,237     (2,562,235)    (24,858,609)     (9,993,913)
                                                     ------------   ------------    ------------    ------------
        Net increase (decrease) in net assets
        resulting from operations ................   $ 21,560,914   ($ 2,544,990)   ($25,338,671)   ($10,094,581)
                                                     ============   ============    ============    ============

* Period May 1, 2000 (inception) through December 31, 2000.

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                 SERIES B          SERIES C                            SERIES E
                                                SERIES A        (LARGE CAP          (MONEY           SERIES D        (DIVERSIFIED
                                                (EQUITY)          VALUE)            MARKET)          (GLOBAL)           INCOME)
                                            ---------------   ---------------   ---------------   ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
   Net investment income (loss) ..........  $     1,981,004   $     8,504,733   $     7,326,238   $      (465,668)  $     7,940,778
   Net realized gain (loss) during the
     period on investments ...............      106,186,535      (200,093,627)               --        79,062,134        (8,940,820)
   Net change in unrealized appreciation
     (depreciation) during the period ....     (266,840,596)      116,526,205            31,302       (59,986,524)       10,788,775
                                            ---------------   ---------------   ---------------   ---------------   ---------------
     Net increase (decrease) in net assets
        resulting from operations ........     (158,673,057)      (75,062,689)        7,357,540        18,609,942         9,788,733

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................         (340,186)      (23,945,769)         (607,402)               --          (856,016)
   Net realized gain .....................      (94,911,975)               --                --       (58,576,416)               --
   In excess of net realized gain ........               --       (67,630,619)               --                --                --
                                            ---------------   ---------------   ---------------   ---------------   ---------------
     Total distributions to
        shareholders .....................      (95,252,161)      (91,576,388)         (607,402)      (58,576,416)         (856,016)

NET INCREASE (DECREASE) FROM CAPITAL
   SHARE TRANSACTIONS (NOTE 7) ...........     (138,101,449)     (200,733,714)      (40,966,695)       80,168,482       (23,418,645)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
     Total increase (decrease)
        in net assets ....................     (392,026,667)     (367,372,791)      (34,216,557)       40,202,008       (14,485,928)

NET ASSETS:
   Beginning of period ...................    1,396,995,053     1,051,832,091       153,588,588       525,748,182       136,632,471
                                            ---------------   ---------------   ---------------   ---------------   ---------------
   End of period .........................  $ 1,004,968,386   $   684,459,300   $   119,372,031   $   565,950,190   $   122,146,543
                                            ===============   ===============   ===============   ===============   ===============

   Accumulated undistributed
     net investment income
     (loss) at end of period .............  $     1,762,351   $     7,656,292   $     7,263,658   ($      381,647)  $     7,876,662
                                            ===============   ===============   ===============   ===============   ===============

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000,
EXCEPT AS NOTED.

                                                                                                                  SERIES K
                                                 SERIES G*       SERIES H                        SERIES J        (GLOBAL
                                                (LARGE CAP      (ENHANCED        SERIES I        (MID CAP        STRATEGIC
                                                  GROWTH)         INDEX)      (INTERNATIONAL)     GROWTH)         INCOME)
                                               -------------   -------------  ---------------  -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss) .............  $     (29,263)  $     224,255   $    (158,136)  $  (2,146,936)  $     870,121
   Net realized gain (loss)
     during the period
     on investments .........................        (97,621)       (935,865)     (1,328,766)     77,459,380        (143,230)
   Net change in unrealized depreciation
     during the period ......................     (2,683,942)     (4,131,376)     (2,362,469)       (487,207)       (308,021)
                                               -------------   -------------   -------------   -------------   -------------
     Net increase (decrease) in net assets
        resulting from operations ...........     (2,810,826)     (4,842,986)     (3,849,371)     74,825,237         418,870

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ....................             --              --              --              --              --
   Net realized gain ........................             --              --              --     (43,213,964)             --
   In excess of net realized gain ...........             --        (302,769)             --              --              --
                                               -------------   -------------   -------------   -------------   -------------
     Total distributions to shareholders ....             --        (302,769)             --     (43,213,964)             --

NET INCREASE (DECREASE) FROM CAPITAL
   SHARE TRANSACTIONS (NOTE 7) ..............     14,950,130      25,942,896      12,063,524     142,574,686        (810,641)
                                               -------------   -------------   -------------   -------------   -------------
     Total increase (decrease)
        in net assets .......................     12,139,304      20,797,141       8,214,153     174,185,959        (391,771)

NET ASSETS:
   Beginning of period ......................             --      25,023,084       9,857,015     429,528,349      11,369,212
                                               -------------   -------------   -------------   -------------   -------------
   End of period ............................  $  12,139,304   $  45,820,225   $  18,071,168   $ 603,714,308   $  10,977,441
                                               =============   =============   =============   =============   =============

   Accumulated undistributed
     net investment income
     (loss) at end of period ................             --   $     183,855   ($     33,372)             --   $     756,320
                                               =============   =============   =============   =============   =============

* Period May 1, 2000 (inception) through December 31, 2000.

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000,
EXCEPT AS NOTED.


                                                          SERIES L*        SERIES M          SERIES N          SERIES O
                                                          (CAPITAL       (GLOBAL TOTAL    (MANAGED ASSET       (EQUITY
                                                           GROWTH)          RETURN)         ALLOCATION)        INCOME)
                                                        -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ......................   $     (36,807)   $     435,244    $   2,139,721    $   3,053,565
  Net realized gain (loss) during the period
     on investments .................................        (759,502)        (809,569)       6,602,551       15,100,148
  Net change in unrealized appreciation
     (depreciation) during the period ...............      (2,977,358)      (3,860,659)      (9,564,804)         302,436
                                                        -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
        resulting from operations ...................      (3,773,667)      (4,234,984)        (822,532)      18,456,149

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .............................              --               --         (213,161)        (377,629)
  Net realized gain .................................              --       (3,074,216)      (3,677,028)     (15,482,773)
  In excess of net realized gain ....................              --         (842,844)              --               --
                                                        -------------    -------------    -------------    -------------
     Total distributions to shareholders ............              --       (3,917,060)      (3,890,189)     (15,860,402)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 7) .............................      21,794,206       (2,354,251)      (5,193,905)     (30,861,712)
                                                        -------------    -------------    -------------    -------------
     Total increase (decrease) in net assets ........      18,020,539      (10,506,295)      (9,906,626)
                                                                                                             (28,265,965)

NET ASSETS:
  Beginning of period ...............................              --       44,033,712       98,487,395      207,021,745
                                                        -------------    -------------    -------------    -------------
  End of period .....................................   $  18,020,539    $  33,527,417    $  88,580,769    $ 178,755,780
                                                        =============    =============    =============    =============

  Accumulated undistributed net investment
     income (loss) at end of period .................              --    $   1,013,842    $   1,894,132    $   2,967,648
                                                        =============    =============    =============    =============

* Period May 1, 2000 (inception) through December 31, 2000.

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000,
EXCEPT AS NOTED.


                                                                            SERIES Q*        SERIES S
                                                          SERIES P         (SMALL CAP        (SOCIAL          SERIES T*
                                                        (HIGH YIELD)         VALUE)         AWARENESS)      (TECHNOLOGY)
                                                        -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ......................   $   1,646,890    $     (20,083)   $    (115,989)   $    (119,019)
  Net realized gain (loss) during the period
     on investments .................................        (469,221)         120,024       12,424,261       (3,138,630)
  Net change in unrealized appreciation
     (depreciation) during the period ...............      (1,484,124)         596,649      (43,851,206)      (5,540,708)
                                                        -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
        resulting from operations ...................        (306,455)         696,590      (31,542,934)      (8,798,357)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .............................      (1,484,168)              --               --               --
  Net realized gain .................................              --               --               --               --
                                                        -------------    -------------    -------------    -------------
     Total distributions to shareholders ............      (1,484,168)              --               --               --

NET INCREASE FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 7) .......................       5,254,775        9,730,139        3,676,400       24,833,150
                                                        -------------    -------------    -------------    -------------
     Total increase (decrease) in net assets ........       3,464,152       10,426,729      (27,866,534)      16,034,793

NET ASSETS:
  Beginning of period ...............................      19,151,503               --      236,575,792               --
                                                        -------------    -------------    -------------    -------------
  End of period .....................................   $  22,615,655    $  10,426,729    $ 208,709,258    $  16,034,793
                                                        =============    =============    =============    =============

  Accumulated undistributed net investment
     income (loss) at end of period .................   $     152,357               --               --               --
                                                        =============    =============    =============    =============

* Period May 1, 2000 (inception) through December 31, 2000.

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000,
EXCEPT AS NOTED.

                                                                     SERIES W*
                                                    SERIES V       (MAIN STREET       SERIES X
                                                    (MID CAP          GROWTH &       (SMALL CAP         SERIES Y
                                                     VALUE)          INCOME(R))        GROWTH)        (SELECT 25)
                                                  -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS:
  Net investment income (loss) ................   $     410,677    $      17,245    $    (480,062)   $    (100,668)
  Net realized gain (loss) during the period
     on investments ...........................       4,872,467         (173,945)     (25,471,017)      (7,022,578)
  Net change in unrealized appreciation
     (depreciation) during the period .........      16,277,770       (2,388,290)         612,408       (2,971,335)
                                                  -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
        resulting from operations .............      21,560,914       (2,544,990)     (25,338,671)     (10,094,581)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................              --          (17,551)              --               --
  Net realized gain ...........................        (854,360)              --               --               --
  In excess of net realized gain ..............              --               --       (1,101,694)              --
  Return of capital ...........................              --               --          (51,477)              --
                                                  -------------    -------------    -------------    -------------
     Total distributions to shareholders ......        (854,360)         (17,551)      (1,153,171)              --

NET INCREASE FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 7) .................      51,959,354       29,200,743       96,679,704       43,706,951
                                                  -------------    -------------    -------------    -------------
        Total increase in net assets ..........      72,665,908       26,638,202       70,187,862       33,612,370

NET ASSETS:
  Beginning of period .........................      42,884,738               --       44,094,840       31,399,063
                                                  -------------    -------------    -------------    -------------
  End of period ...............................   $ 115,550,646    $  26,638,202    $ 114,282,702    $  65,011,433
                                                  =============    =============    =============    =============

  Accumulated undistributed net investment
     income (loss) at end of period ...........   $     410,677               --               --               --
                                                  =============    =============    =============    =============

* Period May 1, 2000 (inception) through December 31, 2000.

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                 SERIES B           SERIES C                           SERIES E
                                               SERIES A         (LARGE CAP          (MONEY           SERIES D        (DIVERSIFIED
                                               (EQUITY)           VALUE)            MARKET)          (GLOBAL)           INCOME)
                                            ---------------   ---------------   ---------------   ---------------   ---------------

INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
   Net investment income .................  $     4,192,892   $    23,422,385   $     7,682,411   $     1,244,496   $     9,604,379
   Net realized gain (loss) during
     the period on investments ...........       94,396,918        49,157,604                --        78,745,886          (793,645)
   Net change in unrealized appreciation
     (depreciation) during the period ....        5,183,722       (52,593,722)          (75,437)      103,130,823       (14,615,805)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
     Net increase (decrease) in net assets
        resulting from operations ........      103,773,532        19,986,267         7,606,974       183,121,205        (5,805,071)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................      (10,232,416)      (24,760,036)      (13,920,392)               --       (17,705,073)
   Net realized gain .....................      (43,545,790)     (422,027,531)               --       (51,432,968)               --
   Return of capital .....................               --                --                --                --                --
                                            ---------------   ---------------   ---------------   ---------------   ---------------
     Total distributions to
          shareholders ...................      (53,778,206)     (446,787,567)      (13,920,392)      (51,432,968)      (17,705,073)

NET INCREASE FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 7) .................       39,667,734       281,654,616        31,818,600        44,265,720         5,420,432
                                            ---------------   ---------------   ---------------   ---------------   ---------------

     Total increase (decrease)
          in net assets ..................       89,663,060      (145,146,684)       25,505,182       175,953,957       (18,089,712)

NET ASSETS:
   Beginning of period ...................    1,307,331,993     1,196,978,775       128,083,406       349,794,225       154,722,183
                                            ---------------   ---------------   ---------------   ---------------   ---------------
   End of period .........................  $ 1,396,995,053   $ 1,051,832,091   $   153,588,588   $   525,748,182   $   136,632,471
                                            ===============   ===============   ===============   ===============   ===============

   Accumulated undistributed net
     investment income at end
     of period ...........................  $       121,533   $    23,272,563   $       547,967   ($      965,924)  $       791,900
                                            ===============   ===============   ===============   ===============   ===============

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS NOTED.


                                                     SERIES H*                          SERIES J         SERIES K
                                                     (ENHANCED         SERIES I*        (MID CAP     (GLOBAL STRATEGIC
                                                       INDEX)       (INTERNATIONAL)      GROWTH)          INCOME)
                                                   -------------    ---------------   -------------  -----------------

INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
  Net investment income (loss) .................   $      85,989    $     (29,983)   $    (730,183)   $     940,291
  Net realized gain (loss) during the period
     on investments ............................         215,766          (74,661)      52,931,543       (1,501,536)
  Net change in unrealized appreciation
     during the period .........................       2,096,365        2,258,780      107,732,992          661,342
                                                   -------------    -------------    -------------    -------------
     Net increase in net assets resulting
        from operations ........................       2,398,120        2,154,136      159,934,352          100,097

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ........................         (88,178)              --               --               --
  Net realized gain ............................         (81,726)              --      (48,158,309)         (81,725)
                                                   -------------    -------------    -------------    -------------
     Total distributions to shareholders .......        (169,904)              --      (48,158,309)         (81,725)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 7) ........................      22,794,868        7,702,879       46,470,958       (1,676,680)
                                                   -------------    -------------    -------------    -------------

     Total increase (decrease) in net assets ...      25,023,084        9,857,015      158,247,001       (1,658,308)

NET ASSETS:
  Beginning of period ..........................              --               --      271,281,348       13,027,520
                                                   -------------    -------------    -------------    -------------
  End of period ................................   $  25,023,084    $   9,857,015    $ 429,528,349    $  11,369,212
                                                   =============    =============    =============    =============

  Accumulated undistributed net investment
     income at end of period ...................              --    $        (102)              --    $     (34,188)
                                                   =============    =============    =============    =============

*Period May 3, 1999 (inception) through December 31, 1999.

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                        SERIES N
                                                        SERIES M        (MANAGED          SERIES O
                                                     (GLOBAL TOTAL        ASSET           (EQUITY          SERIES P
                                                        RETURN)        ALLOCATION)        INCOME)        (HIGH YIELD)
                                                     -------------    -------------    -------------    -------------

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ..........................   $     475,933    $   2,260,453    $   3,582,122    $   1,513,560
  Net realized gain during the period
     on investments ..............................       5,141,872        3,521,509       17,310,971          115,624
  Net change in unrealized appreciation
     (depreciation) during the period ............          67,461        2,708,558      (14,725,600)      (1,439,420)
                                                     -------------    -------------    -------------    -------------
     Net increase in net assets resulting from
        operations ...............................       5,685,266        8,490,520        6,167,493          189,764

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..........................      (1,493,592)      (3,277,045)      (6,785,975)      (1,547,324)
  Net realized gain ..............................      (3,307,078)              --      (11,047,532)        (109,150)
  Return of capital ..............................              --               --               --          (45,894)
                                                     -------------    -------------    -------------    -------------
     Total distributions to shareholders .........      (4,800,670)      (3,277,045)     (17,833,507)      (1,702,368)

NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 7) ..........................      (2,024,553)      17,153,173       14,617,976        5,714,704
                                                     -------------    -------------    -------------    -------------

     Total increase (decrease) in net assets .....      (1,139,957)      22,366,648        2,951,962
                                                                                                            4,202,100

NET ASSETS:
  Beginning of period ............................      45,173,669       76,120,747      204,069,783       14,949,403
                                                     -------------    -------------    -------------    -------------
  End of period ..................................   $  44,033,712    $  98,487,395    $ 207,021,745    $  19,151,503
                                                     =============    =============    =============    =============

  Accumulated undistributed net investment
     income at end of period .....................   $     (14,886)   $     129,146    $     306,151               --
                                                     =============    =============    =============    =============

                             See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS NOTED.


                                                        SERIES S        SERIES V         SERIES X
                                                        (SOCIAL         (MID CAP        (SMALL CAP        SERIES Y*
                                                       AWARENESS)        VALUE)           GROWTH)        (SELECT 25)
                                                     -------------    -------------    -------------    -------------

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...................   $     573,857    $      87,738    $         551    $     (14,633)
  Net realized gain (loss) during the period
     on investments ..............................      (1,435,718)       1,899,622        2,994,127         (345,313)
  Net change in unrealized appreciation
     during the period ...........................      33,398,262        2,730,527       10,530,439        4,399,329
                                                     -------------    -------------    -------------    -------------
     Net increase in net assets resulting from
        operations ...............................      32,536,401        4,717,887       13,525,117        4,039,383

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..........................      (1,071,702)        (131,193)         (13,341)              --
  Net realized gain ..............................      (7,109,000)      (1,445,598)      (1,085,535)              --
  Return of capital ..............................          (3,344)              --               --               --
                                                     -------------    -------------    -------------    -------------
     Total distributions to shareholders .........      (8,184,046)      (1,576,791)      (1,098,876)              --

NET INCREASE FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 7) .......................................      59,582,895       21,220,516       26,047,626       27,359,680
                                                     -------------    -------------    -------------    -------------

     Total increase (decrease) in net assets .....      83,935,250       24,361,612       38,473,867       31,399,063

NET ASSETS:
  Beginning of period ............................     152,640,542       18,523,126        5,620,973               --
                                                     -------------    -------------    -------------    -------------
  End of period ..................................   $ 236,575,792    $  42,884,738    $  44,094,840    $  31,399,063
                                                     =============    =============    =============    =============

  Accumulated undistributed net investment
     income at end of period .....................              --               --               --               --
                                                     =============    =============    =============    =============

*Period May 3, 1999 (inception) through December 31, 1999.

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES A (EQUITY)

                                                                       FISCAL YEARS ENDED DECEMBER 31
                                            ---------------------------------------------------------------------------------
                                                2000(d)          1999            1998(d)          1997(d)          1996(d)
                                            -------------    -------------    -------------    -------------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $       35.51    $       34.27    $       29.39    $       24.31    $       21.03
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............           0.06             0.11             0.17             0.16             0.18
Net Gain (Loss) on Securities
   (realized and unrealized) .............          (4.27)            2.56             7.05             6.75             4.50
                                            -------------    -------------    -------------    -------------    -------------
   Total from investment operations ......          (4.21)            2.67             7.22             6.91             4.68
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...          (0.01)           (0.27)           (0.17)           (0.18)           (0.20)
Distributions (from Capital Gains) .......          (2.79)           (1.16)           (2.17)           (1.65)           (1.20)
                                            -------------    -------------    -------------    -------------    -------------
   Total Distributions ...................          (2.80)           (1.43)           (2.34)           (1.83)           (1.40)
                                            -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE END OF PERIOD ............  $       28.50    $       35.51    $       34.27    $       29.39    $       24.31
                                            =============    =============    =============    =============    =============
TOTAL RETURN (b) .........................          (12.8%)            8.1%            25.4%            28.7%            22.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $   1,004,968    $   1,396,995    $   1,307,332    $     999,929    $     714,591
Ratio of Expenses to Average Net Assets ..           0.83%            0.81%            0.81%            0.81%            0.83%
Ratio of Net Investment Income
   (Loss) to Average Net Assets ..........           0.16%            0.31%            0.59%            0.66%            0.90%
Portfolio Turnover Rate ..................             41%              49%              39%              61%              57%


SERIES B (LARGE CAP VALUE)

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                             ---------------------------------------------------------------------------------
                                                 2000(d)          1999            1998(d)         1997(d)           1996(d)
                                             -------------    -------------    -------------    -------------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $       24.39    $       39.81    $       41.60    $       35.40    $       33.95
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............           0.43             0.57             0.83             0.72             0.83
Net Gain (Loss) on Securities
   (realized and unrealized) ..............          (2.06)           (0.65)            2.60             8.47             5.16
                                             -------------    -------------    -------------    -------------    -------------
   Total from investment operations .......          (1.63)           (0.08)            3.43             9.19             5.99
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....          (0.74)           (0.85)           (0.71)           (0.86)           (0.78)
Distributions (from Capital Gains) ........             --           (14.49)           (4.51)           (2.13)           (3.76)
Distributions in excess of capital gains ..          (2.09)              --               --               --               --
                                             -------------    -------------    -------------    -------------    -------------
   Total Distributions ....................          (2.83)          (15.34)           (5.22)           (2.99)           (4.54)
                                             -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE END OF PERIOD .............  $       19.93    $       24.39    $       39.81    $       41.60    $       35.40
                                             =============    =============    =============    =============    =============
TOTAL RETURN (b) ..........................           (6.8%)            1.5%             7.9%            26.5%            18.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $     684,459    $   1,051,832    $   1,196,979    $   1,198,302    $     956,586
Ratio of Expenses to Average Net Assets ...           0.83%            0.82%            0.80%            0.83%            0.84%
Ratio of Net Investment Income
   (Loss) to Average Net Assets ...........           1.08%            2.00%            2.02%            1.89%            2.56%
Portfolio Turnover Rate ...................            145%              73%             119%              62%              58%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES C (MONEYMARKET)


                                                                  FISCAL YEARS ENDED DECEMBER 31
                                            -----------------------------------------------------------------------
                                                2000         1999(a)       1998(a)(d)      1997(d)       1996(a)(d)
                                            -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $     12.04    $     12.53    $     12.53    $     12.56    $     12.34
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............         0.80           0.57           0.68           0.79           0.61
Net Gain (Loss) on Securities
   (realized and unrealized) .............        (0.08)         (0.01)         (0.06)         (0.15)          0.01
                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations ......         0.72           0.56           0.62           0.64           0.62
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...        (0.07)         (1.05)         (0.62)         (0.67)         (0.40)
Distributions (from Capital Gains) .......           --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------
   Total Distributions ...................        (0.07)         (1.05)         (0.62)         (0.67)         (0.40)
                                            -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ............  $     12.69    $     12.04    $     12.53    $     12.53    $     12.56
                                            ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (b) .........................          6.0%           4.6%           5.1%           5.2%           5.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $   119,372    $   153,589    $   128,083    $    98,015    $   128,672
Ratio of Expenses to Average Net Assets ..         0.58%          0.57%          0.57%          0.58%          0.58%
Ratio of Net Investment Income
   (Loss) to Average Net Assets ..........         5.79%          4.61%          4.99%          5.04%          4.89%
Portfolio Turnover Rate ..................           --             --             --             --             --

SERIES D (GLOBAL)

                                                                 FISCAL YEARS ENDED DECEMBER 31
                                            -----------------------------------------------------------------------
                                                2000          1999            1998          1997           1996
                                            -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $      9.08    $      6.74    $      6.14    $      6.14    $      5.56
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............           --           0.02           0.03           0.04           0.03
Net Gain (Loss) on Securities
   (realized and unrealized) .............         0.37           3.29           1.18           0.38           0.93
                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations ......         0.37           3.31           1.21           0.42           0.96
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...           --             --          (0.09)         (0.13)         (0.20)
Distributions (from Capital Gains) .......        (0.96)         (0.97)         (0.52)         (0.29)         (0.18)
                                            -----------    -----------    -----------    -----------    -----------
   Total Distributions ...................        (0.96)         (0.97)         (0.61)         (0.42)         (0.38)
                                            -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ............  $      8.49    $      9.08    $      6.74    $      6.14    $      6.14
                                            ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (b) .........................          3.5%          53.7%          20.1%           6.5%          17.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $   565,950    $   525,748    $   349,794    $   285,782    $   247,026
Ratio of Expenses to Average Net Assets ..         1.21%          1.21%          1.26%          1.24%          1.30%
Ratio of Net Investment Income
   (Loss) to Average Net Assets ..........        (0.08%)         0.32%          0.92%          0.74%          0.74%
Portfolio Turnover Rate ..................           55%            76%           166%           129%           115%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES E (DIVERSIFIED INCOME)

                                                                    FISCAL YEARS ENDED DECEMBER 31
                                            -----------------------------------------------------------------------
                                                2000           1999          1998(d)       1997(d)        1996(d)
                                            -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $     10.55    $     12.42    $     12.25    $     12.00    $     12.86
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............         0.75           0.76           0.74           0.86           0.75
Net Gain (Loss) on Securities
   (realized and unrealized) .............         0.15          (1.22)          0.19           0.31          (0.85)
                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations ......         0.90          (0.46)          0.93           1.17          (0.10)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...        (0.08)         (1.41)         (0.76)         (0.92)         (0.76)
Distributions (from Capital Gains) .......           --             --             --             --             --
                                            -----------    -----------    -----------    -----------    -----------
   Total Distributions ...................        (0.08)         (1.41)         (0.76)         (0.92)         (0.76)
                                            -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ............  $     11.37    $     10.55    $     12.42    $     12.25    $     12.00
                                            ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (b) .........................          8.6%          (3.8%)          8.0%          10.0%          (0.7%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $   122,147    $   136,632    $   154,722    $   140,909    $   134,041
Ratio of Expenses to Average Net Assets ..         0.84%          0.82%          0.83%          0.83%          0.83%
Ratio of Net Investment Income
   (Loss) to Average Net Assets ..........         6.52%          6.34%          6.31%          6.67%          6.77%
Portfolio Turnover Rate ..................           63%            25%            70%           106%           232%

SERIES G (LARGE CAP GROWTH)

                                                         FISCAL YEAR ENDED DECEMBER 31
                                                                   2000(i)
                                                         -----------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...................          $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........................               (0.02)
Net Gain (Loss) on Securities
   (realized and unrealized) ..........................               (2.00)
                                                                 ----------
   Total from investment operations ...................               (2.02)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ................                  --
Distributions (from Capital Gains) ....................                  --
                                                                 ----------
   Total Distributions ................................                  --
                                                                 ----------
NET ASSET VALUE END OF PERIOD .........................          $     7.98
                                                                 ==========
TOTAL RETURN (b) ......................................               (20.2%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..................          $   12,139
Ratio of Expenses to Average Net Assets ...............                1.28%
Ratio of Net Investment Income (Loss) to Average
   Net Assets .........................................               (0.47%)
Portfolio Turnover Rate ...............................                   5%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES H (ENHANCED INDEX)

                                                              FISCAL YEARS ENDED DECEMBER 31
                                                              ------------------------------
                                                                 2000             1999(h)
                                                              ----------         ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...................       $    11.15         $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........................             0.05               0.04
Net Gain (Loss) on Securities
   (realized and unrealized) ..........................            (1.18)              1.19
                                                              ----------         ----------
   Total from investment operations ...................            (1.13)              1.23
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ................               --              (0.04)
Distributions (from Capital Gains) ....................               --              (0.04)
Distributions (in excess of Capital Gains) ............            (0.07)                --
                                                              ----------         ----------
   Total Distributions ................................            (0.07)             (0.08)
                                                              ----------         ----------
NET ASSET VALUE END OF PERIOD .........................       $     9.95         $    11.15
                                                              ==========         ==========
TOTAL RETURN (b) ......................................            (10.2%)             12.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..................       $   45,820         $   25,023
Ratio of Expenses to Average Net Assets ...............             0.96%              1.04%
Ratio of Net Investment Income (Loss) to Average
   Net Assets .........................................             0.55%              0.82%
Portfolio Turnover Rate ...............................               58%                52%

SERIES I (INTERNATIONAL)

                                                              FISCAL YEARS ENDED DECEMBER 31
                                                              ------------------------------
                                                                2000(c)          1999(c)(h)
                                                              ----------         ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...................       $    13.00         $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..........................            (0.09)             (0.04)
Net Gain (Loss) on Securities
   (realized and unrealized) ..........................            (2.56)              3.04
                                                              ----------         ----------
   Total from investment operations ...................            (2.65)              3.00
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ................               --                 --
Distributions (from Capital Gains) ....................               --                 --
                                                              ----------         ----------
   Total Distributions ................................               --                 --
                                                              ----------         ----------
NET ASSET VALUE END OF PERIOD .........................       $    10.35         $    13.00
                                                              ==========         ==========
TOTAL RETURN (b) ......................................            (20.4%)             30.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..................       $   18,071         $    9,857
Ratio of Expenses to Average Net Assets ...............             2.28%              2.25%
Ratio of Net Investment Income (Loss) to Average
   Net Assets .........................................            (0.98%)            (0.70%)
Portfolio Turnover Rate ...............................              139%                98%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES J (MID CAP GROWTH)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                             -----------------------------------------------------------------------
                                                2000(d)        1999          1998(d)        1997(d)        1996(d)
                                             -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $     30.15    $     22.51    $     21.33    $     18.25    $     16.06
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............        (0.12)         (0.05)         (0.04)         (0.03)         (0.04)
Net Gain (Loss) on Securities
   (realized and unrealized) ..............         5.37          11.65           3.70           3.67           2.93
                                             -----------    -----------    -----------    -----------    -----------
   Total from investment operations .......         5.25          11.60           3.66           3.64           2.89
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....           --             --          (0.14)         (0.06)         (0.03)
Distributions (from Capital Gains) ........        (2.58)         (3.96)         (2.34)         (0.50)         (0.67)
                                             -----------    -----------    -----------    -----------    -----------
   Total Distributions ....................        (2.58)         (3.96)         (2.48)         (0.56)         (0.70)
                                             -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD .............  $     32.82    $     30.15    $     22.51    $     21.33    $     18.25
                                             ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (b) ..........................         16.8%          61.9%          18.0%          20.0%          18.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $   603,714    $   429,528    $   271,281    $   226,297    $   148,421
Ratio of Expenses to Average Net Assets ...         0.82%          0.82%          0.82%          0.82%          0.84%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets .............................        (0.38%)        (0.25%)        (0.21%)        (0.11%)        (0.21%)
Portfolio Turnover Rate ...................           33%            55%            94%           107%           123%

SERIES K (GLOBAL STRATEGIC INCOME)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                             ------------------------------------------------------------------
                                                2000         1999(k)       1998(c)       1997(c)       1996(c)
                                             ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $     9.61    $     9.56    $    10.06    $    10.72    $    10.22
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............        0.79          0.79          1.02          1.12          0.90
Net Gain (Loss) on Securities
   (realized and unrealized) ..............       (0.42)        (0.68)        (0.32)        (0.56)         0.50
                                             ----------    ----------    ----------    ----------    ----------
   Total from investment operations .......        0.37          0.11          0.70          0.56          1.40
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....          --            --         (1.02)        (0.94)        (0.77)
Distributions (from Capital Gains) ........          --         (0.06)        (0.18)        (0.28)        (0.13)
                                             ----------    ----------    ----------    ----------    ----------
   Total Distributions ....................          --         (0.06)        (1.20)        (1.22)        (0.90)
                                             ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .............  $     9.98    $     9.61    $     9.56    $    10.06    $    10.72
                                             ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b) ..........................         3.9%          1.2%          6.9%          5.4%         13.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $   10,977    $   11,369    $   13,028    $   14,679    $   12,720
Ratio of Expenses to Average Net Assets ...        1.76%         1.62%         1.13%         0.64%         0.84%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets .............................        7.75%         7.80%        10.85%         9.81%        10.79%
Portfolio Turnover Rate ...................         146%          208%           57%           85%           86%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES L (CAPITAL GROWTH)

                                                               FISCAL YEAR ENDED DECEMBER 31
                                                               -----------------------------
                                                                           2000(i)
                                                                      ---------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........................          $         10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...............................                    (0.02)
Net Gain (Loss) on Securities
   (realized and unrealized) ...............................                    (1.93)
                                                                      ---------------
   Total from investment operations ........................                    (1.95)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .....................                       --
Distributions (from Capital Gains) .........................                       --
                                                                      ---------------
   Total Distributions .....................................                       --
                                                                      ---------------
NET ASSET VALUE END OF PERIOD ..............................          $          8.05
                                                                      ===============
TOTAL RETURN (b) ...........................................                    (19.5%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................          $        18,021
Ratio of Expenses to Average Net Assets ....................                     1.26%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..............................................                    (0.43%)
Portfolio Turnover Rate ....................................                       46%

SERIES M (GLOBAL TOTAL RETURN)

                                                                    FISCAL YEARS ENDED DECEMBER 31
                                               ------------------------------------------------------------------
                                                  2000         1999(k)        1998         1997(j)       1996
                                               ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .........  $    13.09    $    12.87    $    12.29    $    12.05    $    10.71
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ................        0.14          0.15          0.20          0.16          0.15
Net Gain (Loss) on Securities
   (realized and unrealized) ................       (1.44)         1.49          1.33          0.59          1.36
                                               ----------    ----------    ----------    ----------    ----------
   Total from investment operations .........       (1.30)         1.64          1.53          0.75          1.51
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ......          --         (0.44)        (0.27)        (0.26)        (0.12)
Distributions (from Capital Gains) ..........       (1.04)        (0.98)        (0.68)        (0.25)        (0.05)
Distributions (in excess of Capital Gains) ..       (0.29)           --            --            --            --
                                               ----------    ----------    ----------    ----------    ----------
   Total Distributions ......................       (1.33)        (1.42)        (0.95)        (0.51)        (0.17)
                                               ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ...............  $    10.46    $    13.09    $    12.87    $    12.29    $    12.05
                                               ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b) ............................       (10.6%)        14.0%         12.6%          6.2%         14.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........  $   33,527    $   44,034    $   45,174    $   48,379    $   38,396
Ratio of Expenses to Average Net Assets .....        1.46%         1.36%         1.24%         1.26%         1.34%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets ...............................        1.15%         1.09%         1.33%         1.71%         2.73%
Portfolio Turnover Rate .....................         150%          155%           49%           64%           40%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES N (MANAGED ASSET ALLOCATION)

                                                                FISCAL YEARS ENDED DECEMBER 31
                                            ------------------------------------------------------------------
                                               2000          1999          1998          1997          1996
                                            ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $    16.94    $    16.01    $    13.88    $    12.02    $    10.73
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............        0.39          0.38          0.26          0.24          0.19
Net Gain (Loss) on Securities
   (realized and unrealized) .............       (0.52)         1.15          2.26          1.96          1.18
                                            ----------    ----------    ----------    ----------    ----------
   Total from investment operations ......       (0.13)         1.53          2.52          2.20          1.37
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...       (0.04)        (0.60)        (0.24)        (0.21)        (0.07)
Distributions (from Capital Gains) .......       (0.69)           --         (0.15)        (0.13)        (0.01)
                                            ----------    ----------    ----------    ----------    ----------
   Total Distributions ...................       (0.73)        (0.60)        (0.39)        (0.34)        (0.08)
                                            ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............  $    16.08    $    16.94    $    16.01    $    13.88    $    12.02
                                            ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b) .........................        (0.9%)         9.7%         18.4%         18.4%         12.8%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $   88,581    $   98,487    $   76,121    $   38,182    $   23,345
Ratio of Expenses to Average Net Assets ..        1.25%         1.17%         1.22%         1.35%         1.45%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets ............................        2.31%         2.45%         2.49%         2.71%         2.67%
Portfolio Turnover Rate ..................          44%           24%           10%           28%           41%

SERIES O (EQUITY INCOME)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                            -----------------------------------------------------------------------
                                               2000           1999           1998           1997           1996
                                            -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $     17.27    $     18.35    $     17.62    $     14.01    $     11.70
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............         0.31           0.30           0.29           0.19           0.17
Net Gain (Loss) on Securities
   (realized and unrealized) .............         1.76           0.19           1.30           3.77           2.17
                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations ......         2.07           0.49           1.59           3.96           2.34
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...        (0.04)         (0.59)         (0.25)         (0.14)         (0.03)
Distributions (from Capital Gains) .......        (1.64)         (0.98)         (0.61)         (0.21)            --
                                            -----------    -----------    -----------    -----------    -----------
   Total Distributions ...................        (1.68)         (1.57)         (0.86)         (0.35)         (0.03)
                                            -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ............  $     17.66    $     17.27    $     18.35    $     17.62    $     14.01
                                            ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (b) .........................         12.9%           3.1%           9.0%          28.4%          20.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $   178,756    $   207,022    $   204,070    $   150,391    $    62,377
Ratio of Expenses to Average Net Assets ..         1.10%          1.09%          1.08%          1.09%          1.15%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets ............................         1.74%          1.66%          1.93%          2.31%          2.62%
Portfolio Turnover Rate ..................           68%            35%            20%            21%            22%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES P (HIGH YIELD)

                                                                   FISCAL YEARS ENDED DECEMBER 31
                                             ------------------------------------------------------------------
                                                2000         1999(c)     1998(c)(d)    1997(c)(d)    1996(c)(e)
                                             ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $    15.51    $    16.80    $    17.60    $    15.99    $    15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............        1.12          1.30          0.89          0.68          0.51
Net Gain (Loss) on Securities
   (realized and unrealized) ..............       (1.36)        (1.08)         0.12          1.43          0.48
                                             ----------    ----------    ----------    ----------    ----------
   Total from investment operations .......       (0.24)         0.22          1.01          2.11          0.99
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....       (1.02)        (1.37)        (1.63)        (0.42)           --
Distributions (from Capital Gains) ........          --         (0.10)        (0.18)        (0.08)           --
Return of Capital .........................          --         (0.04)           --            --            --
                                             ----------    ----------    ----------    ----------    ----------
   Total Distributions ....................       (1.02)        (1.51)        (1.81)        (0.50)           --
                                             ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .............  $    14.25    $    15.51    $    16.80    $    17.60    $    15.99
                                             ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (b) ..........................        (1.5%)         1.3%          5.8%         13.4%          6.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $   22,616    $   19,152    $   14,949    $    6,767    $    2,665
Ratio of Expenses to Average Net Assets ...        0.87%         0.18%         0.18%         0.31%         0.28%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets .............................        8.06%         8.55%         8.17%         8.58%         8.24%
Portfolio Turnover Rate ...................          34%           29%           87%           77%          151%

SERIES Q (SMALL CAP VALUE)

                                                              FISCAL YEAR ENDED DECEMBER 31
                                                              -----------------------------
                                                                         2000(d)(i)
                                                                      ---------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........................          $         10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...............................                    (0.02)
Net Gain (Loss) on Securities
   (realized and unrealized) ...............................                     0.76
                                                                      ---------------
   Total from investment operations ........................                     0.74
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .....................                       --
Distributions (from Capital Gains) .........................                       --
                                                                      ---------------
   Total Distributions .....................................                       --
                                                                      ---------------
NET ASSET VALUE END OF PERIOD ..............................          $         10.74
                                                                      ===============
TOTAL RETURN (b) ...........................................                      7.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................          $        10,427
Ratio of Expenses to Average Net Assets ....................                     1.49%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..............................................                    (0.41%)
Portfolio Turnover Rate ....................................                       81%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES S (SOCIAL AWARENESS)

                                                                  FISCAL YEARS ENDED DECEMBER 31
                                            -----------------------------------------------------------------------
                                              2000(d)         1999          1998(d)        1997(d)        1996(d)
                                            -----------    -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $     31.71    $     28.40    $     22.25    $     19.08    $     16.49
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............        (0.02)          0.07           0.09           0.06           0.03
Net Gain (Loss) on Securities
   (realized and unrealized) .............        (4.07)          4.60           6.78           4.21           3.07
                                            -----------    -----------    -----------    -----------    -----------
   Total from investment operations ......        (4.09)          4.67           6.87           4.27           3.10
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ...           --          (0.16)         (0.06)         (0.04)         (0.08)
Distributions (from Capital Gains) .......           --          (1.20)         (0.66)         (1.06)         (0.43)
                                            -----------    -----------    -----------    -----------    -----------
   Total Distributions ...................           --          (1.36)         (0.72)         (1.10)         (0.51)
                                            -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ............  $     27.62    $     31.71    $     28.40    $     22.25    $     19.08
                                            ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (b) .........................        (12.9%)         17.2%          31.4%          22.7%          18.8%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $   208,709    $   236,576    $   152,641    $    89,332    $    57,497
Ratio of Expenses to Average Net Assets ..         0.83%          0.82%          0.82%          0.83%          0.84%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets ............................        (0.05%)         0.29%          0.47%          0.35%          0.30%
Portfolio Turnover Rate ..................           24%            24%            23%            49%            67%

SERIES T (TECHNOLOGY)

                                                              FISCAL YEAR ENDED DECEMBER 31
                                                              -----------------------------
                                                                        2000(d)(i)
                                                                      ---------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........................          $         10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...............................                    (0.05)
Net Gain (Loss) on Securities
   (realized and unrealized) ...............................                    (3.82)
                                                                      ---------------
   Total from investment operations ........................                    (3.87)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .....................                       --
Distributions (from Capital Gains) .........................                       --
                                                                      ---------------
   Total Distributions .....................................                       --
                                                                      ---------------
NET ASSET VALUE END OF PERIOD ..............................          $          6.13
                                                                      ===============
TOTAL RETURN (b) ...........................................                    (38.7%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................          $        16,035
Ratio of Expenses to Average Net Assets ....................                     1.50%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..............................................                    (1.23%)
Portfolio Turnover Rate ....................................                      222%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES V (MID CAP VALUE)

                                                            FISCAL YEARS ENDED DECEMBER 31
                                             -------------------------------------------------------------
                                                 2000            1999           1998(c)      1997(a)(c)(f)
                                             ------------    ------------    ------------    -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......  $      16.73    $      14.83    $      13.13    $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..............          0.08            0.03            0.03            0.12
Net Gain (Loss) on Securities
   (realized and unrealized) ..............          5.57            2.66            2.14            3.01
                                             ------------    ------------    ------------    ------------
   Total from investment operations .......          5.65            2.69            2.17            3.13
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ....            --           (0.05)          (0.08)             --
Distributions (from Capital Gains) ........         (0.19)          (0.74)          (0.39)             --
                                             ------------    ------------    ------------    ------------
   Total Distributions ....................         (0.19)          (0.79)          (0.47)             --
                                             ------------    ------------    ------------    ------------
NET ASSET VALUE END OF PERIOD .............  $      22.19    $      16.73    $      14.83    $      13.13
                                             ============    ============    ============    ============
TOTAL RETURN (b) ..........................          33.8%           18.9%           16.6%           31.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......  $    115,551    $     42,885    $     18,523    $      6,491
Ratio of Expenses to Average Net Assets ...          0.84%           0.84%           0.71%           0.40%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets .............................          0.55%           0.32%           0.42%           1.55%
Portfolio Turnover Rate ...................            35%             57%             72%             79%

SERIES W (MAIN STREET GROWTH & INCOME(R))

                                                              FISCAL YEAR ENDED DECEMBER 31
                                                              -----------------------------
                                                                         2000(i)(j)
                                                                      ---------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........................          $         10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...............................                       --
Net Gain (Loss) on Securities
   (realized and unrealized) ...............................                    (0.98)
                                                                      ---------------
   Total from investment operations ........................                    (0.98)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .....................                    (0.01)
Distributions (from Capital Gains) .........................                       --
                                                                      ---------------
   Total Distributions .....................................                    (0.01)
                                                                      ---------------
NET ASSET VALUE END OF PERIOD ..............................          $          9.01
                                                                      ===============
TOTAL RETURN (b) ...........................................                     (9.8%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................          $        26,638
Ratio of Expenses to Average Net Assets ....................                     1.23%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..............................................                     0.14%
Portfolio Turnover Rate ....................................                       57%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES X (SMALL CAP GROWTH)

                                                              FISCAL YEARS ENDED DECEMBER 31
                                               --------------------------------------------------------
                                                  2000          1999(c)        1998(c)      1997(c)(g)
                                               -----------    -----------    -----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .........  $     19.40    $     10.67    $      9.60    $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ................        (0.07)            --           0.02           0.01
Net Gain (Loss) on Securities
   (realized and unrealized) ................        (1.59)          9.27           1.07          (0.41)
                                               -----------    -----------    -----------    -----------
   Total from investment operations .........        (1.66)          9.27           1.09          (0.40)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ......           --          (0.02)         (0.02)            --
Distributions (from Capital Gains) ..........           --          (0.52)            --             --
Distributions (in excess of Capital Gains) ..        (0.18)            --             --             --
Return of Capital ...........................        (0.01)            --             --             --
                                               -----------    -----------    -----------    -----------
   Total Distributions ......................        (0.19)         (0.54)         (0.02)            --
                                               -----------    -----------    -----------    -----------
NET ASSET VALUE END OF PERIOD ...............  $     17.55    $     19.40    $     10.67    $      9.60
                                               ===========    ===========    ===========    ===========
TOTAL RETURN (b) ............................         (8.7%)         87.2%          11.5%          (4.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........  $   114,283    $    44,095    $     5,621    $     2,640
Ratio of Expenses to Average Net Assets .....         1.13%          0.57%          0.59%          0.98%
Ratio of Net Investment Income
   (Loss) to Average
   Net Assets ...............................        (0.44%)           --           0.26%          0.73%
Portfolio Turnover Rate .....................          335%           283%           367%           402%

SERIES Y (SELECT 25)

                                                                            FISCAL YEARS ENDED DECEMBER 31
                                                                      ------------------------------------------
                                                                            2000                    1999(h)
                                                                      ---------------            ---------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........................          $         12.37            $         10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...............................                    (0.02)                     (0.01)
Net Gain (Loss) on Securities
   (realized and unrealized) ...............................                    (1.97)                      2.38
                                                                      ---------------            ---------------
   Total from investment operations ........................                    (1.99)                      2.37
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .....................                       --                         --
Distributions (from Capital Gains) .........................                       --                         --
                                                                      ---------------            ---------------
   Total Distributions .....................................                       --                         --
                                                                      ---------------            ---------------
NET ASSET VALUE END OF PERIOD ..............................          $         10.38            $         12.37
                                                                      ===============            ===============
TOTAL RETURN (b) ...........................................                    (16.1%)                     23.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......................          $        65,011            $        31,399
Ratio of Expenses to Average Net Assets ....................                     0.89%                      0.97%
Ratio of Net Investment Income (Loss) to Average
   Net Assets ..............................................                    (0.16%)                    (0.16%)
Portfolio Turnover Rate ....................................                       68%                        54%

                             See accompanying notes.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Fund expenses for Series I, K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

             2000      1999      1998      1997      1996
             ----      ----      ----      ----      ----
Series I     2.38%     4.20%       --        --        --
Series K       --        --      1.66%     1.39%     1.59%
Series P       --      0.86%     0.93%     1.14%     1.11%
Series V       --        --      0.89%     1.14%       --
Series X       --      1.33%     1.59%     1.98%       --

(d) Expense ratios were calculated without the reduction for earnings credits and marketing fees paid indirectly. Expense ratios with such reductions would have been as follows:

             2000      1999     1998      1997      1996
             ----      ----     ----      ----      ----
Series A     0.82%       --     0.81%     0.81%     0.83%
Series B     0.82%       --     0.80%     0.83%     0.84%
Series C       --        --     0.57%     0.58%     0.58%
Series E       --        --     0.83%     0.83%     0.83%
Series G     1.23%       --       --        --        --
Series I     2.24%       --       --        --        --
Series J     0.82%       --     0.82%     0.82%     0.84%
Series P       --        --     0.18%     0.31%       --
Series Q     1.23%       --       --        --        --
Series S     0.83%       --     0.82%     0.83%     0.84%
Series T     1.48%       --       --        --        --
Series W     1.17%       --       --        --        --
Series Y     0.89%       --       --        --        --




(e) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

(f) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(g) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(h) Series H, I and Y were initially capitalized on May 3, 1999, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(i) Series G, L, Q, T and W were initially capitalized on May 1, 2000, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(j) MeridianInvestment Management Corporation (Meridian) became sub-advisor of Series M (Global Total Return Series) effective August 1, 1997. Prior to August 1, 1997, SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Series M.

(k) Wellington Management Company became sub-advisor for Series K and M on May 15, 1999. Prior to May 15, Meridian Investment Management served as sub-advisor to Series M.

                             See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The series which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.

     D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange rates. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

DECEMBER 31, 2000

     E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counter party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Fund, except for Series K, currently do not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities for each series affected and therefore will not impact total net assets. The Fund has completed its analysis of the impact of this accounting change, and found it to be immaterial.

     G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

     H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits and are displayed separately as a reduction in total expenses.

     J. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, H, J, K, P, S, V and Y, 1.00% for Series D, G, L, M, N, O, Q, T, W and X and 1.10% for Series I.

     SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of SBL Series D and another Fund managed by SMC, Security Equity Fund Global Series, computed on a daily basis as follows:

  Combined Average Daily Net Assets of the Series                        Annual Fees
  -----------------------------------------------                        -----------
  $0 to $300 Million ...............................................          .35%
  $300 Million to $750 Million .....................................          .30%
  $750 million or more .............................................          .25%

     SMC also pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily net assets of Series W, computed on a daily basis as follows:

  Average Daily Net Assets of the Series                                 Annual Fees
  --------------------------------------                                 -----------
  $0 to $50 Million ................................................          .35%
  $50 Million to $250 Million ......................................          .30%
  $250 million or more .............................................          .25%

     The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $25,000,000 of average daily net assets of Series N and .35% of the average daily net assets of Series N in excess of $25,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average daily net assets of Series O and .40% of the average daily net assets in excess of $20,000,000 for management services provided to Series O.

     SMC pays Strong Capital Management, Inc. with respect to Series Q and X, an annual fee based on the combined average net assets of the Series and another Fund managed by SMC, the Security Equity Fund Small Cap Growth Series. The fees for these services are outlined below:

  Average Daily Net Assets of the Series                                 Annual Fees
  --------------------------------------                                 -----------
  Less Than $150 Million ...........................................          .50%
  $150 Million to $500 Million .....................................          .45%
  $500 million or more .............................................          .40%

DECEMBER 31, 2000

     Bankers Trust Company ("Bankers Trust") furnishes investment advisory services to Series H and Series I. For such services to Series H, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H and another Fund, managed by SMC, the Security Equity Fund Enhanced Index Series as follows:

  Combined Average Daily Net Assets of the Series                        Annual Fees
  -----------------------------------------------                        -----------
  $0 to $100 Million ...............................................          .20%
  $100 Million to $300 Million .....................................          .15%
  $300 million or more .............................................          .13%

     SMC also pays Bankers Trust the following minimum fees with respect to Series H: (i) no minimum fee in the first year the Series H begins operations;
(ii) $100,000 in the Series' second year of operations; and (iii) $200,000 in the third and following years of the Series' operations. For the services provided to Series I, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series I and another Fund managed by SMC, the Security Equity Fund International Series, computed on a daily basis as follows:

  Combined Average Daily Net Assets of the Series                        Annual Fees
  -----------------------------------------------                        -----------
  $0 to $200 Million ...............................................          .60%
  $200 Million or more .............................................          .55%

     SMC pays Wellington Management Company, LLP ("Wellington Management") for Series K, an annual fee equal to a percentage of the average daily closing value of the average daily net assets of Series K, computed on a daily basis as follows:

  Average Daily Net Assets of the Series                                 Annual Fees
  --------------------------------------                                 -----------
  Less Than $50 Million ............................................          .50%
  More Than $50 Million ............................................          .40%

     Wellington Management agreed to cap its fee at .40% of Series K's net assets until May 15, 2000.

     For the services provided to Series M, SMC pays Wellington Management an annual fee equal to a percentage of the average daily closing value of the net assets of Series M, according to the following schedule:

  Average Daily Net Assets of the Series                                 Annual Fees
  --------------------------------------                                 -----------
  $0 to $50 Million ................................................          .50%
  $50 Million to $100 Million ......................................          .40%
  $100 Million to $250 Million .....................................          .35%
  $250 Million or more .............................................          .30%

     Wellington Management agreed to cap its fee at .45% of Series M's net assets until May 15, 2000.

     For the services provided to Series T, SMC pays Wellington Management an annual fee equal to .50% of the average net assets of Series T.

     SMC pays Alliance Capital Management, L.P. an annual fee equal to 0.50% of the average daily net assets of Series L, computed daily.

     The investment advisory contract between SBL Fund and SMC provides that the total annual expenses of each series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the period ended December 31, 2000, SMC agreed to limit the total expenses for Series K, M, P, V, and X to an annual rate of 2% of the average daily net asset value of each respective series, limit Series I and Series T at an annual rate of 2.25% and limit Series G, H, L, Q, W and Y to an annual rate of 1.75%.

     The Fund has entered into a contract with SMC for transfer agent services and administrative services provided to the Fund. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series H, X and Y), plus the greater of .10% of the average daily net assets of Series D, K, M and N, or $60,000. SMC also receives from Series I and Series T the greater of .10% of the average daily net assets or (i) $30,000 for the first year of operation, (ii) $45,000 for the second year, and (iii) $60,000 thereafter. With respect to series G, H, L, Q, W, X, and Y, SMC receives a fee at an annual rate of .09% of the average daily net assets of the series.

     Deutsche Bank Securities, Inc., an affiliate of the sub-advisor for Series I received $684 from brokerage fees on executions of purchases and sales of portfolio investments.

     The Fund has directed the Investment Manager and certain of the sub-advisors to execute certain portfolio trades with broker/dealers in a manner that will benefit the Fund. These broker/dealers have agreed to either direct a portion of their brokerage commissions to the Fund's Distributor for use in promoting the distribution of Fund shares, or to provide brokerage credits, benefits or other services to be used to promote distribution of Fund shares (the "Brokerage Enhancement Plan"). The duty to seek best execution still applies to these portfolio trades. For the year ended December 31, 2000, the amounts generated under the Brokerage Enhancement Plan were as follows: Series A $77,990, Series B $81,158, Series J $30,822, Series S $2,790, and Series Y $2,622.

DECEMBER 31, 2000

3. UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENT SECURITIES

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) for each Series' investments were as follows:

                                   AGGREGATE GROSS    AGGREGATE GROSS      NET UNREALIZED
                                      UNREALIZED         UNREALIZED         APPRECIATION
                                     APPRECIATION       DEPRECIATION       (DEPRECIATION)
                                   ---------------    ---------------      --------------

SERIES A
  (Equity) ....................     $  325,058,683     $  (66,541,464)     $  258,517,219
SERIES B
  (Large Cap Value) ...........         62,023,122        (40,550,027)         21,473,095
SERIES C
  (Money Market) ..............             18,646            (17,016)              1,630
SERIES D
  (Global) ....................        120,945,254        (37,886,144)         83,059,110
SERIES E
  (Diversified Income) ........          3,185,901         (2,798,035)            387,866
SERIES G
  (Large Cap Growth) ..........            599,691         (3,288,767)         (2,689,076)
SERIES H
  (Enhanced Index) ............          4,607,079         (6,683,983)         (2,076,904)
SERIES I
  (International) .............            985,462         (1,095,951)           (110,489)
SERIES J
  (Mid Cap Growth) ............        233,537,325        (79,658,122)        153,879,203
SERIES K
  (Global Strategic Income) ...            451,117         (1,011,901)           (560,784)
SERIES L
  (Capital Growth) ............          1,001,456         (4,407,706)         (3,406,250)
SERIES M
  (Global Total Return) .......          3,384,075         (3,510,722)           (126,647)
SERIES N
  (Managed Asset
   Allocation) ................         11,632,243         (5,506,311)          6,125,932
SERIES O
  (Equity Income) .............         26,299,068        (15,842,093)         10,456,975
SERIES P
  (High Yield) ................            193,177         (3,338,483)         (3,145,306)
SERIES Q
  (Small Cap Value) ...........          1,444,647           (893,439)            551,208
SERIES S
  (Social Awareness) ..........         61,423,211        (24,250,055)         37,173,156
SERIES T
  (Technology) ................            286,810         (6,359,019)         (6,072,209)
SERIES V
  (Mid Cap Value) .............         26,665,554         (6,153,376)         20,512,178
SERIES W
  (Main Street Growth
    & Income) .................          1,582,785         (4,028,840)         (2,446,055)
SERIES X
  (Small Cap Growth) ..........         15,028,438         (3,292,532)         11,735,906
SERIES Y
  (Select 25) .................          6,695,325         (5,267,331)          1,427,994

4. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 2000, (excluding overnight investments and short-term debt securities) are as follows:


                                                          PROCEEDS
                                      PURCHASES          FROM SALES
                                    --------------     --------------

SERIES A
  (Equity) ....................     $  470,614,866     $  643,999,210
SERIES B
  (Large Cap Value) ...........      1,119,834,946      1,406,038,281
SERIES C
  (Money Market) ..............                 --                 --
SERIES D
  (Global) ....................        384,386,613        307,541,026
SERIES E
  (Diversified Income) ........         73,599,070         91,924,640
SERIES G
  (Large Cap Growth) ..........         14,416,936            318,102
SERIES H
  (Enhanced Index) ............         46,178,555         20,843,233
SERIES I
  (International) .............         31,770,035         20,299,687
SERIES J
  (Mid Cap Growth) ............        313,621,338        183,006,772
SERIES K
  (Global Strategic Income) ...         14,598,322         13,896,739
SERIES L
  (Capital Growth) ............         25,406,869          3,898,418
SERIES M
  (Global Total Return) .......         49,607,518         53,822,537
SERIES N
  (Managed Asset
   Allocation) ................         40,004,512         45,314,895
SERIES O
  (Equity Income) .............        118,432,043        154,276,533
SERIES P
  (High Yield) ................          8,575,966          5,521,301
SERIES Q
  (Small Cap Value) ...........         13,151,591          3,801,317
SERIES S
  (Social Awareness) ..........         56,435,938         58,353,543
SERIES T
  (Technology) ................         45,988,458         21,685,893
SERIES V
  (Mid Cap Value) .............         71,003,914         25,061,011
SERIES W
  (Main Street Growth
    & Income) .................         34,555,208          6,625,055
SERIES X
  (Small Cap Growth) ..........        409,439,128        315,880,136
SERIES Y
  (Select 25) .................         81,161,112         39,540,258

DECEMBER 31, 2000


5. FORWARD FOREIGN EXCHANGE CONTRACTS

     At December 31, 2000, Series I, Series K and Series M had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                                                             NET UNREALIZED
     CONTRACTS                      SETTLEMENT      FOREIGN CURRENCY TO   AMOUNT TO BE      U.S. $ VALUE      APPRECIATION
      TO BUY                           DATE            BE DELIVERED      PAID IN U.S. $    AS OF 12/31/00    (DEPRECIATION)
     ---------                  ------------------  -------------------  --------------    --------------    --------------

SERIES I
European Monetary Unit                     1/08/01           563,285      $    500,000      $    528,993      $     28,993
Japanese Yen                               1/10/01        55,928,500           500,000           490,485            (9,515)
                                                                                                              ------------
                                                                                                              $     19,478

SERIES K
Australian Dollar                          1/29/01            61,000            33,467            33,889               422
British Pound                              1/30/01            57,000            82,078            85,180             3,102
European Monetary Unit                     1/10/01           339,500           300,134           318,874            18,740
Hong Kong Dollar                           2/22/02         1,778,000           227,890           228,449               559
Israeli Shekel                             3/22/01            40,800             9,947            10,090               143
Japanese Government Bond
  2.9% - 2005                              2/20/01        19,000,000           180,655           181,355               700
Japanese Government Bond
  2.4% - 2007                              2/20/01         5,600,000            52,461            52,590               129
Japanese Government Bond
  1.9% - 2008                              2/13/01         4,000,000            36,421            36,388               (33)
Japanese Government Bond
  1.9% - 2009                              2/26/01        14,000,000           126,064           126,195               131
Japanese Government Bond
  2.6% - 2019                              2/19/01           350,000             3,229             3,250                21
Japanese Government Bond
  2.6% - 2019                              3/21/01         4,650,000            43,076            43,090                14
Japanese Yen                     2/05/01 - 2/07/01         6,438,000            57,865            56,738            (1,127)
Singapore Dollar                           2/06/01           113,000            65,320            65,452               132
South African Rand                         2/08/01            79,000            10,394            10,402                 8
Swedish Krona                             12/15/01           265,000            27,310            28,374             1,064
                                                                                                              ------------
                                                                                                              $     24,005
                                                                                                              ============

SERIES M
Australian Dollar                          1/29/01           263,700           144,718           146,500             1,782
British Pound                              1/30/01           177,000           254,829           264,505             9,676
Canadian Dollar                            1/30/01           178,000           116,852           118,623             1,771
European Monetary Unit           1/04/01 - 1/19/01         1,308,200         1,148,098         1,228,685            80,587
Israeli Shekel                             3/22/01           130,700            31,866            32,323               457
Japanese Government Bond
  2.9% - 2005                             12/20/05        15,000,000           142,760           143,175               415
Japanese Government Bond
  1.9% - 2009                              9/21/09        30,000,000           270,136           270,417               281
Japanese Government Bond
  2.6% - 2019                              3/20/19        11,500,000           106,499           106,585                86
Japanese Yen                     2/05/01 - 2/07/01       201,848,250         1,835,578         1,778,646           (56,932)
New Zealand Dollar                         1/22/01           386,000           165,980           170,671             4,691
Singapore Dollar                           2/06/01           242,000           139,767           140,172               405
Swedish Krona                              1/16/01           319,000            32,954            33,852               898
Swiss Franc                                1/18/01            53,400            31,228            33,009             1,781
                                                                                                              ------------
                                                                                                              $     45,898
                                                                                                              ============

DECEMBER 31, 2000


5. FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)

                                                                                                             NET UNREALIZED
     CONTRACTS                      SETTLEMENT      FOREIGN CURRENCY TO   AMOUNT TO BE      U.S. $ VALUE      APPRECIATION
      TO BUY                           DATE            BE DELIVERED      PAID IN U.S. $    AS OF 12/31/00    (DEPRECIATION)
     ---------                  ------------------  -------------------  --------------    --------------    --------------

SERIES I
European Monetary Unit                     1/08/01           563,285      $    506,013      $    528,993      $    (22,980)
Japanese Yen                               1/10/01        55,928,500           499,571           490,485             9,086
                                                                                                              ------------
                                                                                                              $    (13,894)
                                                                                                              ============

SERIES K
British Pound                              1/30/01           229,350           324,983           342,736      $    (17,753)
Canadian Dollar                            1/30/01            38,000            24,946            25,324              (378)
Danish Kroner                              1/16/01           280,000            32,941            35,244            (2,303)
European Monetary Unit           1/10/01 - 1/11/01         1,469,400         1,289,821         1,380,058           (90,237)
Hong Kong Dollar                           2/22/02         1,778,000           227,578           228,449              (871)
Israeli Shekel                             3/22/01            40,800             9,857            10,090              (233)
Japanese Yen                     2/05/01 - 2/06/01         9,520,000            86,460            83,897             2,563
Korean Won                                 6/20/01        13,200,000            10,939            10,396               543
Norwegian Krone                            1/19/01           757,000            82,049            85,817            (3,768)
Singapore Dollar                           2/06/01            75,000            43,405            43,442               (37)
Swedish Krona                   1/16/01 - 12/15/01           530,000            54,686            56,496            (1,810)
United Kingdom Gilt 4.25%-2032             6/07/32            20,000            29,941            29,976               (35)
                                                                                                              ------------
                                                                                                              $   (114,319)
                                                                                                              ============
SERIES M
Australian Dollar                          1/29/01            65,000            35,184            36,111      $       (927)
British Pound                              1/30/01           152,150           215,698           227,369           (11,671)
Canadian Dollar                            1/30/01            25,000            16,385            16,661              (276)
Danish Kroner                              1/16/01           175,500            20,647            22,090            (1,443)
European Monetary Unit           1/04/01 - 1/10/01           988,500           885,811           928,395           (42,584)
Israeli Shekel                             3/22/01           130,700            31,575            32,323              (748)
Japanese Yen                               2/06/01        15,438,500           140,220           136,060             4,160
Korean Won                                 6/20/01        42,400,000            35,137            33,392             1,745
New Zealand Dollar               1/22/01 - 1/23/01           772,000           331,960           341,336            (9,376)
Norwegian Krone                            1/19/01         2,210,000           239,535           250,537           (11,002)
Singapore Dollar                           2/06/01           120,000            69,449            69,507               (58)
                                                                                                              ------------
                                                                                                              $    (72,180)

DECEMBER 31, 2000


6. OPEN FUTURES CONTRACTS

                                                 NUMBER OF       EXPIRATION        CONTRACT          MARKET        UNREALIZED
                                   POSITION      CONTRACTS          DATE            AMOUNT           VALUE         GAIN (LOSS)
                                   --------     -----------     ------------     ------------     ------------     ------------
SERIES H
S&P 500 E-mini Index Future        Long                   7          3/16/01     $    471,176     $    467,250     $     (3,926)
S&P 500 Index Future               Long                  15          3/15/01        5,194,654        5,006,250         (188,404)
                                                                                                                   ------------
                                                                                                                   $   (192,330)
                                                                                                                   ============
SERIES K
Japan 10 Year Bond Future          Long                   1          3/08/01          123,106     $    118,126     $     (4,980)
                                                                                                                   ============
SERIES M
AUD Currency Future                Long                  20          3/19/01        1,096,160        1,118,000     $     21,840
CAC40 10 Euro Future               Long                  15          3/30/01          792,597          844,658           52,061
CAD Currency Future                Long                   3          3/20/01          196,824          200,370            3,546
Canada 10 Year Bond Future         Short                  2          3/21/01          133,497          138,575           (5,078)
CHF Currency Future                Long                  33          3/19/01        2,444,739        2,564,513          119,774
EUR Currency Future                Long                   8          3/19/01          918,926          942,800           23,874
Euro BOBL Future                   Long                   3          3/08/01          266,711          298,711           32,000
Euro Bond Future                   Short                 16          3/08/01        1,523,683        1,629,179         (105,496)
GBP Currency Future                Short                 23          3/19/01        2,073,266        2,148,775          (75,509)
Hang Seng Index Future             Long                   4          1/30/01          379,532          388,723            9,191
Ibex Plus Index Future             Long                  16          1/19/01        1,370,167        1,358,401          (11,766)
Japan 10 Year Bond Future          Long                   5          3/08/01          613,857          590,630          (23,227)
JPY Currency Future                Short                  4          3/19/01          455,368          441,350           14,018
Long Gilt Future                   Short                  1          3/28/01          166,468          172,459           (5,991)
MIB30 Index Future                 Long                   3          3/16/01          612,721          618,829            6,108
S&P / TSE 60 Index Future          Long                  44          3/15/01        3,317,901        3,126,578         (191,323)
Topix Index Future                 Short                  6          3/08/01          749,679          673,818           75,861
US 10 Year Note Future             Short                  5          3/21/01          508,895          524,297          (15,402)
                                                                                                                   ------------
                                                                                                                   $    (75,519)
                                                                                                                   ============

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


7. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Fund were as follows:


                                 2000               2000               2000               2000
                                SHARES             AMOUNT             SHARES             AMOUNT
                                 SOLD               SOLD            REINVESTED         REINVESTED
                            --------------     --------------     --------------     --------------
SERIES A
(Equity)                         9,939,855     $  334,220,410          2,957,223     $   95,252,161

SERIES B
(Large Cap Value)                5,131,693        112,059,062          4,565,124         91,576,388

SERIES C
(Money Market)                  35,821,927        441,675,104             48,670            607,402

SERIES D
(Global)                        23,388,165        221,976,481          6,544,851         58,576,416

SERIES E
(Diversified Income)             4,489,552         48,528,321             78,678            856,016

SERIES G
(Large Cap Growth)               1,775,099         17,284,164                 --                 --

SERIES H
(Enhanced Index)                 3,451,795         37,653,495             27,227            302,769

SERIES I
(International)                  3,183,835         37,318,213                 --                 --

SERIES J
(Mid Cap Growth)                10,357,037        351,039,020          1,215,583         43,213,964

SERIES K
(Global Strategic
   Income)                         647,119          6,394,434                 --                 --

SERIES L
(Capital Growth)                 2,521,847         24,381,322                 --                 --

SERIES M
(Global Total Return)              762,193          9,250,737            351,621          3,917,060

SERIES N
(Managed Asset
   Allocation)                   1,835,912         30,747,557            234,349          3,890,188

SERIES O
(Equity Income)                  3,257,985         54,663,064            979,037         15,860,402

SERIES P
(High Yield)                       880,896         13,441,949            104,519          1,484,168

SERIES Q
(Small Cap Value)                1,098,717         11,023,551                 --                 --

SERIES S
(Social Awareness)               2,629,376         82,272,295                 --                 --

SERIES T
(Technology)                     3,297,365         30,685,962                 --                 --

SERIES V
(Mid Cap Value)                  4,079,145         79,613,812             39,646            854,360

SERIES W
(Main Street Growth
   & Income)                     3,180,762         31,380,526              2,029             17,550

SERIES X
(Small Cap Growth)               7,637,365        169,015,569             54,241          1,153,171

SERIES Y
(Select 25)                      5,959,883         69,617,547                 --                 --

                                                                         2000                2000
                                 2000                2000              INCREASE            INCREASE
                                SHARES              AMOUNT            (DECREASE)          (DECREASE)
                               REDEEMED            REDEEMED             SHARES              AMOUNT
                            --------------      --------------      --------------      --------------
SERIES A
(Equity)                       (16,975,412)     $ (567,574,020)         (4,078,334)     $ (138,101,449)

SERIES B
(Large Cap Value)              (18,476,502)       (404,369,164)         (8,779,685)       (200,733,714)

SERIES C
(Money Market)                 (39,224,256)       (483,249,201)         (3,353,659)        (40,966,695)

SERIES D
(Global)                       (21,174,513)       (200,384,415)          8,758,503          80,168,482

SERIES E
(Diversified Income)            (6,771,967)        (72,802,982)         (2,203,737)        (23,418,645)

SERIES G
(Large Cap Growth)                (253,890)         (2,334,034)          1,521,209          14,950,130

SERIES H
(Enhanced Index)                (1,118,665)        (12,013,368)          2,360,357          25,942,896

SERIES I
(International)                 (2,195,938)        (25,254,689)            987,897          12,063,524

SERIES J
(Mid Cap Growth)                (7,422,362)       (251,678,298)          4,150,258         142,574,686

SERIES K
(Global Strategic
   Income)                        (729,721)         (7,205,075)            (82,602)           (810,641)

SERIES L
(Capital Growth)                  (282,811)         (2,587,116)          2,239,036          21,794,206

SERIES M
(Global Total Return)           (1,272,332)        (15,522,048)           (158,518)         (2,354,251)

SERIES N
(Managed Asset
   Allocation)                  (2,374,154)        (39,831,650)           (303,893)         (5,193,905)

SERIES O
(Equity Income)                 (6,105,432)       (101,385,178)         (1,868,410)        (30,861,712)

SERIES P
(High Yield)                      (632,893)         (9,671,342)            352,522           5,254,775

SERIES Q
(Small Cap Value)                 (127,378)         (1,293,412)            971,339           9,730,139

SERIES S
(Social Awareness)              (2,534,725)        (78,595,895)             94,651           3,676,400

SERIES T
(Technology)                      (682,164)         (5,852,812)          2,615,201          24,833,150

SERIES V
(Mid Cap Value)                 (1,476,150)        (28,508,818)          2,642,641          51,959,354

SERIES W
(Main Street Growth
   & Income)                      (227,876)         (2,197,333)          2,954,915          29,200,743

SERIES X
(Small Cap Growth)              (3,452,683)        (73,489,036)          4,238,923          96,679,704

SERIES Y
(Select 25)                     (2,235,542)        (25,910,596)          3,724,341          43,706,951

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000



                                  1999               1999               1999               1999
                                 SHARES             AMOUNT             SHARES             AMOUNT
                                  SOLD               SOLD            REINVESTED         REINVESTED
                             --------------     --------------     --------------     --------------
SERIES A
(Equity)                         14,387,875     $  488,077,127          1,636,189     $   53,778,206

SERIES B
(Large Cap Value)                 6,888,086        185,653,361         19,126,180        446,787,567

SERIES C
(Money Market)                   37,346,545        463,016,230          1,152,391         13,920,392

SERIES D
(Global)                         16,626,302        118,392,678          7,168,700         51,432,969

SERIES E
(Diversified Income)              5,355,952         62,221,174          1,610,501         17,705,073

SERIES H
(Enhanced Index)                  2,412,008         24,541,073             15,790            169,904

SERIES I
(International)                     795,967          8,107,206                 --                 --

SERIES J
(Mid Cap Growth)                  6,061,314        138,477,874          2,464,999         48,158,309

SERIES K
(Global Strategic
   Income)                          432,150          4,064,359              8,685             81,725

SERIES M
(Global Total Return)               586,754          7,362,033            399,419          4,800,670

SERIES N
(Managed Asset
   Allocation)                    2,746,352         44,801,549            199,922          3,277,046

SERIES O
(Equity Income)                   4,114,745         75,055,060          1,064,216         17,833,507

SERIES P
(High Yield)                        839,192         14,247,493            109,820          1,702,368

SERIES S
(Social Awareness)                4,020,402        116,405,290            296,421          8,184,046

SERIES V
(Mid Cap Value)                   2,029,713         32,581,222            103,381          1,576,791

SERIES X
(Small Cap Growth)                2,414,886         34,988,350             59,402          1,098,875

SERIES Y
(Select 25)                       3,129,371         34,007,124                 --                 --

                                                                          1999                1999
                                  1999                1999              INCREASE            INCREASE
                                 SHARES              AMOUNT            (DECREASE)          (DECREASE)
                                REDEEMED            REDEEMED             SHARES              AMOUNT
                             --------------      --------------      --------------      --------------
SERIES A
(Equity)                        (14,831,355)     $ (502,187,599)          1,192,709      $   39,667,734

SERIES B
(Large Cap Value)               (12,955,147)       (350,786,312)         13,059,119         281,654,616

SERIES C
(Money Market)                  (35,964,864)       (445,118,022)          2,534,072          31,818,600

SERIES D
(Global)                        (17,807,219)       (125,559,927)          5,987,783          44,265,720

SERIES E
(Diversified Income)             (6,480,137)        (74,505,815)            486,316           5,420,432

SERIES H
(Enhanced Index)                   (183,886)         (1,916,109)          2,243,912          22,794,868

SERIES I
(International)                     (37,572)           (404,327)            758,395           7,702,879

SERIES J
(Mid Cap Growth)                 (6,331,881)       (140,165,225)          2,194,432          46,470,958

SERIES K
(Global Strategic
   Income)                         (620,803)         (5,822,764)           (179,968)         (1,676,680)

SERIES M
(Global Total Return)            (1,133,234)        (14,187,256)           (147,061)         (2,024,553)

SERIES N
(Managed Asset
   Allocation)                   (1,886,535)        (30,925,422)          1,059,739          17,153,173

SERIES O
(Equity Income)                  (4,312,184)        (78,270,591)            866,777          14,617,976

SERIES P
(High Yield)                       (604,063)        (10,235,157)            344,949           5,714,704

SERIES S
(Social Awareness)               (2,231,917)        (65,006,441)          2,084,906          59,582,895

SERIES V
(Mid Cap Value)                    (818,466)        (12,937,497)          1,314,628          21,220,516

SERIES X
(Small Cap Growth)                 (728,592)        (10,039,599)          1,745,696          26,047,626

SERIES Y
(Select 25)                        (591,953)         (6,647,444)          2,537,418          27,359,680

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


8. OPTIONS WRITTEN

     The following options written were outstanding for Series I for the period ended December 31, 2000:

PUT OPTIONS WRITTEN

                           Expiration       Exercise      Number of       Market
Currency                      Date            Price       Contracts       Value
--------                   ----------       --------      ---------     ----------
Japanese Yen               01/11/2001         112.00        750,000     $   15,525
                                                                        ==========

     Total put options outstanding (premiums received, $12,375) Transactions in options written for Series I for the period ended December 31, 2000 were as follows:

CALL OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                   3,238,172            25,845
Bought Back                               (525,000)           (4,767)
Expired                                 (2,713,172)          (21,078)
Exercised                                       --                --
                                      ------------      ------------
Balance at December 31, 2000                    --      $         --
                                      ============      ============

PUT OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                   6,555,000            46,497
Bought Back                                     --                --
Expired                                 (5,805,000)          (34,122)
Exercised                                       --                --
                                      ------------      ------------
Balance at December 31, 2000               750,000      $     12,375
                                      ============      ============

     The following options written were outstanding for Series J for the period ended December 31, 2000:

CALL OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
Apache Corporation                   01/19/2001     $      65.00              470     $    299,625
Comverse Technology, Inc.            01/19/2001            95.00              310          534,750
CSX Corporation                      01/19/2001            25.00            1,130          155,375
Millenium Pharmaceuticals
  Corporation                        02/16/2001            65.00              550          488,125
Northern Trust Corporation           01/19/2001            90.00              354           15,488
Rational Software Corporation        01/19/2001            45.00              700          140,000
                                                                                      ------------
Total call options outstanding (premiums received, $1,952,508)                        $  1,633,363
                                                                                      ============

PUT OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
Efficient Networks, Inc.             01/19/2001     $      15.00            1,500     $    421,875
IXYS Corporation                     01/19/2001            12.50               50               78
IXYS Corporation                     04/20/2001            15.00            1,950          682,500
Newmont Mining Corporation           01/19/2001            15.00            1,940           36,375
                                                                                      ------------
Total put options outstanding (premiums received, $1,363,946)                         $  1,140,828
                                                                                      ============

     Transactions in options written for Series J for the period ended December 31, 2000 were as follows:

CALL OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                      14,327         5,877,141
Bought Back                                 (1,135)         (350,396)
Expired                                     (6,262)       (2,455,004)
Exercised                                   (3,416)       (1,119,233)
                                      ------------      ------------
Balance at December 31, 2000                 3,514      $  1,952,508
                                      ============      ============

PUT OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                      33,687         6,008,491
Bought Back                                   (741)         (300,367)
Expired                                    (17,730)       (3,045,151)
Exercised                                   (9,776)       (1,299,027)
                                      ------------      ------------
Balance at December 31, 2000                 5,440      $  1,363,946
                                      ============      ============

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


8. OPTIONS WRITTEN (CONTINUED)

     The following options written were outstanding for Series K for the period ended December 31, 2000:

CALL OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
European Monetary Unit               05/18/2001           0.9000           25,000     $      1,458
                                                                                      ============
Total call options outstanding (premiums received, $392)

PUT OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
European Monetary Unit               05/18/2001           0.7965           25,000     $         34
                                                                                      ============
Total put options outstanding (premiums received, $292)

     Transactions in options written for Series K for the period ended December 31, 2000 were as follows:

CALL OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                      25,000               392
Bought Back                                     --                --
Expired                                         --                --
Exercised                                       --                --
                                      ------------      ------------
Balance at December 31, 2000                25,000      $        392
                                      ============      ============

PUT OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                      25,000               292
Bought Back                                     --                --
Expired                                         --                --
Exercised                                       --                --
                                      ------------      ------------
Balance at December 31, 2000                25,000      $        292
                                      ============      ============

     The following options written were outstanding for Series M for the period ended December 31, 2000:

CALL OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
European Monetary Unit               05/18/2001           0.9000           81,000     $      4,724
                                                                                      ============
Total call options outstanding (premiums received, $1,271)

PUT OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
European Monetary Unit               05/18/2001           0.7965           81,000     $        110
                                                                                      ============
Total put options outstanding (premiums received, $946)

     Transactions in options written for Series M for the period ended December 31, 2000 were as follows:

CALL OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                      81,000             1,271
Bought Back                                     --                --
Expired                                         --                --
Exercised                                       --                --
                                      ------------      ------------
Balance at December 31, 2000                81,000      $      1,271
                                      ============      ============

PUT OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                      81,000               946
Bought Back                                     --                --
Expired                                         --                --
Exercised                                       --                --
                                      ------------      ------------
Balance at December 31, 2000                81,000      $        946
                                      ============      ============

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


8. OPTIONS WRITTEN (CONTINUED)

     The following options written were outstanding for Series Q for the period ended December 31, 2000:

CALL OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
Henry Schein                         02/16/2001     $      35.00                5     $      1,250
Henry Schein                         04/20/2001            35.00               10            3,875
HS Resources, Inc.                   01/19/2001            35.00               15           11,063
JDA Software Group                   01/19/2001            15.00               10              562
Lightbridge, Inc.                    02/16/2001            12.50               15            2,812
Pall Corporation                     03/16/2001            22.50               10            1,125
                                                                                      ------------
Total call options outstanding (premiums received, $14,967)                           $     20,687
                                                                                      ============

     Transactions in options written for Series Q for the period ended December 31, 2000 were as follows:

CALL OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                       1,071           251,282
Bought Back                                   (645)         (172,638)
Expired                                       (295)          (48,484)
Exercised                                      (66)          (15,193)
                                      ------------      ------------
Balance at December 31, 2000                    65      $     14,967
                                      ============      ============

PUT OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                          10             1,407
Bought Back                                    (10)           (1,407)
Expired                                         --                --
Exercised                                       --                --
                                      ------------      ------------
Balance at December 31, 2000                    --      $          0
                                      ============      ============

     The following options written were outstanding for Series V for the period ended December 31, 2000:

CALL OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
American General Corporation         04/27/2001     $      85.00               65     $     29,250
Apache Corporation                   01/19/2001            65.00               67           42,712
CSX Corporation                      01/19/2001            25.00              210           28,875
                                                                                      ------------
Total call options outstanding (premiums received, $121,074)                          $    100,837
                                                                                      ============

PUT OPTIONS WRITTEN

                                    Expiration        Exercise        Number of           Market
Common Stock                           Date            Price          Contracts           Value
------------                       ------------     ------------     ------------     ------------
Maxwell Technologies                 03/16/2001     $      15.00              360     $     78,750
Newmont Mining Corporation           01/19/2001            17.50              310           34,875
                                                                                      ------------
Total put options outstanding (premiums received, $110,257)                           $    113,625
                                                                                      ============

     Transactions in options written for Series V for the period ended December 31, 2000 were as follows:

CALL OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                       1,368           343,210
Bought Back                                     --                --
Expired                                       (736)         (146,246)
Exercised                                     (290)          (75,890)
                                      ------------      ------------
Balance at December 31, 2000                   342      $    121,074
                                      ============      ============

PUT OPTIONS WRITTEN

                                       Number of           Premium
                                       Contracts           Amount
                                      ------------      ------------
Balance at December 31, 1999                    --      $         --
Opened                                       5,249           673,196
Bought Back                                     --                --
Expired                                     (2,190)         (279,094)
Exercised                                   (2,389)         (283,845)
                                      ------------      ------------
Balance at December 31, 2000                   670      $    110,257
                                      ============      ============

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


9. FEDERAL TAX MATTERS

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses. To the extent these differences are permanent differences are made to the appropriate equity accounts in the period that the difference arises.

     On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

                          Accumulated      Undistributed
                         Net Realized     Net Investment
                          Gain (Loss)         Income        Paid-In-Capital
                         ------------     --------------    ---------------
Series B                 $    198,025      $    175,235      $   (373,260)
Series C                           --             3,145            (3,145)
Series D                    1,049,945        (1,049,945)               --
Series G                           --           (29,263)           29,263
Series H                      (40,400)           40,400                --
Series I                     (155,979)         (124,866)          280,845
Series J                    2,146,936        (2,146,936)               --
Series K                      (76,921)           79,613            (2,692)
Series L                       36,807           (36,807)               --
Series M                      593,484          (593,484)               --
Series N                     (161,574)          161,574                --
Series O                      (14,439)           14,439                --
Series P                           --            10,365           (10,365)
Series Q                       20,083           (20,083)               --
Series S                           --          (115,989)          115,989
Series T                           --          (119,019)          119,019
Series W                           60              (306)              246
Series X                      (51,477)         (480,061)          531,538
Series Y                           --          (100,668)          100,668

     Realized gains and losses are determined on an identified cost basis for federal income tax purposes. For federal income tax purposes, the following funds hereby designate capital gains dividends for the fiscal year ended December 31, 2000, as follows:

Series A                 $ 94,911,975
Series B                   30,741,190
Series D                   26,237,353
Series H                      129,758
Series J                   40,701,524
Series M                    3,769,802
Series N                    3,677,028
Series O                   14,727,516
Series V                      854,360

     At December 31, 2000, the following funds have capital loss carryovers of:

                         CAPITAL LOSS
                          CARRYOVERS       EXPIRES IN
                         ------------     ------------
Series B                 $220,447,557             2008

Series E                 $  8,315,906             2002
                              427,622             2004
                            3,286,357             2005
                              389,008             2007
                            9,322,945             2008
                         ------------
                         $ 21,741,838
                         ============

Series G                 $     80,073             2008

Series H                 $    588,735             2008

Series I                 $    857,265             2008

Series K                 $    452,492             2007
                               48,922             2008
                         ------------
                         $    501,414
                         ============

Series M                 $    658,839             2008

Series P                 $    461,190             2008

Series T                 $     68,476             2008

Series W                 $     46,888             2008

Series X                 $ 11,328,093             2008

Series Y                 $     91,338             2007
                            4,034,029             2008
                         ------------
                         $  4,125,367
                         ============

     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to the fiscal year ended December 31, 2000, that qualified for the dividends received deduction, if any, for corporate shareholders in accordance with the provisions of the Internal Revenue code for each series was as follows:

Series A                          100%
Series B                          100%
Series D                            9%
Series H                          100%
Series L                           41%
Series M                           12%
Series N                           16%
Series O                          100%
Series P                            1%
Series Q                           17%
Series V                           28%
Series W                          100%

REPORT OF INDEPENDENT AUDITORS

TO THE CONTRACT OWNERS AND BOARD OF DIRECTORS
SBL FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, G, H, I, J, K, L, M, N, O, P, Q, S, T, V, W, X and Y portfolios) (the Fund) as of December 31, 2000, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fund at December 31, 2000, and the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.


Kansas City, Missouri                             /s/ ERNST & YOUNG LLP
February 9, 2001

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, Chairman of the Board
James R. Schmank, President
Terry A. Milberger, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
James P. Schier, Vice President
Thomas A. Swank, Vice President
Mark E. Young, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

[SECURITY DISTRIBUTORS, INC. LOGO]

700 SW Harrison St.
Topeka, KS 66636-0001

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